UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 - April 30, 2024

Item 1. Reports to Stockholders.

(a)

# Semi-Annual Report

April 30, 2024

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India ESG Fund

ALPS Global Opportunity Fund

RiverFront Asset Allocation Growth & Income

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	4
Performance Update	6
Consolidated Statement of Investments	8
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
ALPS | Kotak India ESG Fund
Management Commentary	22
Performance Update	24
Statement of Investments	26
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
ALPS Global Opportunity Fund
Management Commentary	36
Performance Update	38
Statement of Investments	41
Statement of Assets and Liabilities	44
Statement of Operations	45
Statements of Changes in Net Assets	46
Financial Highlights	47
RiverFront Asset Allocation Growth & Income
Management Commentary	52
Performance Update	53
Statement of Investments	55
Statement of Assets and Liabilities	56
Statement of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	59
Notes to Financial Statements	63
Additional Information	82
Liquidity Risk Management Program	83

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2023 and held until April 30, 2024.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2023 - April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | April 30, 2024

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expense Ratio(a)	Expenses Paid During Period November 1, 2023 - April 30, 2024(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$1,022.80	1.35%	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Class A
Actual	$1,000.00	$1,022.80	1.30%	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.30%	$6.52
Class C
Actual	$1,000.00	$1,018.10	2.04%	$10.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	2.04%	$10.22
Class I
Actual	$1,000.00	$1,024.30	1.15%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
ALPS | Kotak India ESG Fund
Investor Class
Actual	$1,000.00	$1,159.90	1.23%	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.23%	$6.17
Class A
Actual	$1,000.00	$1,159.60	1.19%	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.19%	$5.97
Class C
Actual	$1,000.00	$1,154.80	1.96%	$10.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.96%	$9.82
Class I
Actual	$1,000.00	$1,160.90	0.91%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	0.91%	$4.57
Class II
Actual	$1,000.00	$1,161.70	0.75%	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
ALPS Global Opportunity Fund
Investor Class
Actual	$1,000.00	$1,247.00	1.57%	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	1.57%	$7.87
Class A
Actual	$1,000.00	$1,246.60	1.55%	$8.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.55%	$7.77
Class C
Actual	$1,000.00	$1,243.20	2.25%	$12.55
Hypothetical (5% return before expenses)	$1,000.00	$1,013.67	2.25%	$11.26
Class I
Actual	$1,000.00	$1,247.50	1.25%	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Class R
Actual	$1,000.00	$1,247.30	1.75%	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	1.75%	$8.77

2 | April 30, 2024

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expense Ratio(a)	Expenses Paid During Period November 1, 2023 - April 30, 2024(b)
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$1,138.60	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class A
Actual	$1,000.00	$1,137.90	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class C
Actual	$1,000.00	$1,134.40	1.25%	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Class I
Actual	$1,000.00	$1,139.40	0.25%	$1.33
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

3 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2024 (Unaudited)

The six months ending April 30th, 2024 produced a negative result for commodities. The Bloomberg Commodity Index Total Return (“BCOMTR”), the Fund’s benchmark, ended lower by - 0.18% for the period. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares - “JCRIX” or the “Fund”) delivered a net positive return of 2.43% for the period (JCRAX was up 2.28%, JCCSX was down -3.37% at MOP, JCRCX was up 0.82% with CDSC), outperforming its benchmark by 2.61% after fees.

Despite seemingly flat performance over the trailing 6 months, commodities staged a strong intra-period comeback from the cyclical lows. Initially declining into year-end, the BCOM found support in mid-February and rallied nearly 8% since. 2023 ended on a sour note as the geopolitical risk premium from the Israel-Hamas War extinguished and many individual commodity markets transitioned into a dormant, rangebound phase, awaiting a clearer trajectory for future Federal Reserve activity. The recovery beginning in the first quarter was prompted by improving economic and industrial activity across the globe. Inflation continued to subside, the Chinese government expanded its stimulus efforts, and the Purchasing Managers’ Index improved across most prominent economic hubs. The U.S. dollar was relatively unchanged over the period, as were Treasury yields.

Energy declined 11.4% during the trailing six-month period, as measured by the respective BCOM sub-index. While most petroleum-based commodities appreciated (WTI crude oil +5.3%, RBOB gasoline +13.7%, and gasoil +3.8%), natural gas proved to be a powerful outlier, declining 51.5%. Despite a brief recovery in January from polar vortex conditions, gas prices were slashed on warmer-than-average winter temperatures and ongoing outages at the Freeport LNG facility. The market was also challenged by an announcement from the Biden administration to temporarily halt the approval of new LNG export facilities. Crude oil was powered higher by growing militarization, including the growing conflict in the Middle East, saber-rattling along the South American coastline, and the targeting of Russian energy infrastructure. Energy equities held within the Fund managed to advance over the period, rising 3.9%.

Agriculture declined 6.4% during the trailing six-month period, as measured by the respective BCOM sub-index. With the exception of coffee, which returned 39.9% and Kansas wheat, which returned 3.0%, most agricultural markets held within the benchmark retraced. Row crops like corn, which declined 12.2% and soybeans, which declined 11.6% fell as harvests in key growing areas beat expectations, whereas the price of certain equatorial crops benefited from searing temperatures and low rainfall. Cocoa for instance, which is not a BCOM constituent, soared to over $11,000 per ton on poor growing conditions and crop disease, made worse by the El Nino warming phenomenon. Coffee and frozen concentrated orange juice also benefitted, the former getting a boost from Red Sea shipping disruptions. Agriculture equities held within the Fund increased 4.2% over the period.

Industrial metals returned 18.1% during the trailing six-month period, as measured by the respective BCOM sub-index. Copper prices lead the sector, rallying 25.6% on the back of production cuts in Chile and Peru, and copper ore supply tightness globally. Zinc prices rose 21.5% on short covering, closures of uneconomical U.S. mines and renewed demand from Chinese smelters. Aluminum rose 14.1%, as the London Metals Exchange (LME) banned acceptance of new Russian aluminum, copper and nickel production. Nickel prices appreciated 6.2% due to shuttering of higher-cost operations along with a lag in Indonesian mining permit approvals. Climate change, and the ensuing transition to low-emission technology, had a tremendous impact on the demand prospects for all major industrial metals and is poised to do so for the foreseeable future. The Fund’s industrial metals equities advanced 22.3% during the reporting period.

Precious metals within the BCOM were up 15.2% for the six-month period. Gold rose 15.1%, reaching an all time high on safe haven support and continued purchases by global Central Banks, despite U.S. dollar strength, Treasury yields moving higher, and India's Ministry of Finance raising import duties on gold, silver, and precious metals. Silver rose 15.3% on seasonally weak Mexican production and rising demand for solar panel installations in China. Unlike the benchmark index, the Fund maintains an allocation to platinum (up 1.2% for the period) which is paramount to the reduction of tailpipe emissions. Added geopolitical risks also improved the outlook for safe-haven assets. Russia is a key provider of platinum group metals (“PGMs”), and shunned Russian supplies may continue to bolster prices going forward. An allocation to precious metal miners within the Fund’s equity portfolio was also beneficial. Miners within the Fund were up 15.5% for the trailing six-month period.

As of the date of this report, the Fund maintains a dynamic combination of commodity futures exposure and commodity equity (or producer) exposure. The composition of the Fund changes from time-to-time in response to structural and value opportunities identified by the Fund’s portfolio management team, subject to the broad guidelines of the Adviser’s Policy Committee. The Fund was fully invested at the end of April. Throughout the period under review, the Fund held approximately 26% in commodity equities and 74% in commodity futures.

The Fund’s top equity holdings at the end of April included Darling Ingredients Inc. (DAR US) -4.34% (6 months ending April 30, 2024), Kubota Corp. (6326 JP) +22.99% (6 months ending April 30, 2024), Boliden AB. (BOL SS) +33.57% (6 months ending April 30, 2024), Ingredion Inc. (INGR US) +24.15% (6 months ending April 30, 2024), Bunge Global SA (BG US) -2.68% (6 months ending April 30, 2024), Archer Daniels Midland Co. (ADM US) -16.76% (6 months ending April 30, 2024), Deere and Co. (DE US) +7.91% (6 months ending April 30, 2024), CNH Industrial NV (CNHI US) +3.83% (6 months ending April 30, 2024), Hecla Mining Co. (HL US) +16.54% (6 months ending April 30, 2024), Agco Corp (AGCO US) +0.09% (6 months ending April 30, 2024).

4 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2024 (Unaudited)

U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held in the Cayman Island subsidiary of the Fund to invest excess cash and as collateral for commodity futures-related investments. Duration exposure remained limited in that time. The Fund’s fixed income portfolio had a weighted average maturity of 0.26 years as of April month-end.

The short-to-medium-term outlook for commodities suggests a promising uptick after a subdued 2023. Improved macroeconomic indicators and market-specific fundamentals are expected to drive prices higher. In our view, economic data for both the individual consumer and manufacturing complex show significant improvement, likely delaying central bank rate cuts but setting the stage for easier monetary policy later in the year. Lower interest rates historically boost commodity prices by reducing the cost of carry, benefiting energy and metals in particular. Low visible inventories and production challenges indicate vulnerability to supply growth, with insufficient investment in extraction industries exacerbating the situation. Policymakers may have underestimated the enduring reliance on conventional fuels and the investment needed to meet growing demand for critical minerals and electrification. This mismatch between energy consumption and investment could spur greater price volatility ahead. The expanding global population and rising wealth in emerging economies are also driving increased food and fuel use. Overall, we believe the outlook favors petroleum-based energy, including a tactical view on natural gas, as well as commodities tied to low-carbon technologies, transmission, and storage.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity Index SM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

5 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	2.28%	2.56%	6.62%	7.83%	-0.03%	1.59%	1.41%	1.41%
Class A (NAV)	2.28%	2.55%	6.70%	7.87%	-0.01%	1.60%	1.41%	1.41%
Class A (LOAD)	-3.37%	-3.13%	4.69%	6.66%	-0.57%	1.19%
Class C (NAV)	1.81%	1.66%	5.91%	7.12%	-0.69%	0.94%	2.01%	2.01%
Class C (LOAD)	0.82%	0.68%	5.91%	7.12%	-0.69%	0.94%
Class I	2.43%	2.70%	6.86%	8.10%	0.23%	1.85%	1.16%	1.15%
Bloomberg Commodity TR Index[1]	-0.18%	2.89%	7.19%	7.04%	-1.54%	-0.35%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[2]	6.47%	14.73%	16.89%	11.99%	0.89%	2.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

6 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2024 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Bloomberg Commodity Index: an unmanaged index used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. An investor may not invest directly in the index.

[2]	Refinitiv / CoreCommodity CRB Index: a basket of 19 commodities, including energy contracts, agriculture, precious metals, and industrial metals, the Index acts as a representative indicator of commodity markets. An investor may not invest directly in the index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	Please see the prospectus dated February 28, 2024 for additional information. Pursuant to a written agreement (the “Expense Agreement”), the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Investor Class, Class A shares and Class C shares) and 1.15% (for Class I shares) of average daily net assets through February 28, 2025.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a% of Net Assets) †

Government Bonds	63.30%
Common Stocks	27.23%
Master Limited Partnerships	0.11%
Cash, Cash Equivalents, & Other Net Assets	9.36%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

7 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (27.23%)
Australia (1.16%)
Beach Energy, Ltd.	643,574	$671,219
BHP Group, Ltd.	31,832	887,310
BlueScope Steel, Ltd.	124,530	1,846,544
Champion Iron, Ltd.	214,592	995,329
Coronado Global Resources, Inc.(a)(b)	574,751	463,542
Deterra Royalties, Ltd.	77,326	247,954
Evolution Mining, Ltd.	28,297	74,423
Fortescue Metals Group, Ltd	42,132	710,984
IGO, Ltd.	41,981	215,114
Iluka Resources, Ltd.	293,891	1,462,135
Incitec Pivot, Ltd.	60,312	109,396
Karoon Energy, Ltd.(c)	155,879	196,403
Liontown Resources, Ltd.(c)	128,618	103,732
Mineral Resources, Ltd.	10,418	487,193
Perseus Mining, Ltd.	920,710	1,377,764
Sandfire Resources NL(c)	127,581	789,277
Santos, Ltd.	11,568	57,702
South32, Ltd.	485,140	1,128,240
Woodside Energy Group, Ltd.	5,242	95,862
		11,920,123
Austria (0.17%)
OMV AG	19,161	913,646
voestalpine AG	31,735	850,755
		1,764,401
Brazil (0.20%)
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	19,683	307,645
Petroleo Brasileiro SA, Sponsored ADR	60,548	1,027,500
Vale SA, Sponsored ADR	57,226	696,440
		2,031,585
Canada (5.35%)
Advantage Energy, Ltd.(c)	89,400	697,458
Agnico Eagle Mines, Ltd.	10,338	654,912
Agnico-Eagle Mines, Ltd.	37,294	2,361,741
Alamos Gold, Inc., Class A	84,711	1,246,099
Algoma Steel Group, Inc.	76,267	583,443
ARC Resources, Ltd.	48,200	872,862
Athabasca Oil Corp.(c)	123,600	430,959
B2Gold Corp.	858,677	2,189,626
Barrick Gold Corp.	27,983	465,637
Baytex Energy Corp.	334,500	1,239,204
Birchcliff Energy, Ltd.	240,900	990,443
Boralex, Inc., Class A	34,600	694,438
Canadian Natural Resources, Ltd.	21,200	1,606,497
Canadian Solar, Inc.(c)	19,888	322,384
Canfor Corp.(c)	56,800	598,677
Capstone Copper Corp.(c)	24,800	171,681
Cenovus Energy, Inc.	136,600	2,806,121
Centerra Gold, Inc.	227,200	1,383,021
Crescent Point Energy Corp.	259,100	2,284,876
Dundee Precious Metals, Inc.	142,100	1,075,569
	Shares	Value (Note 2)
Canada (continued)
Eldorado Gold Corp.(c)	10,116	$144,254
Equinox Gold Corp.(c)	122,962	665,224
ERO Copper Corp.(c)	23,800	485,284
First Majestic Silver Corp.	9,342	62,311
First Quantum Minerals, Ltd.	52,700	669,158
Franco-Nevada Corp.	2,867	345,187
Freehold Royalties, Ltd.	18,300	188,364
Hudbay Minerals, Inc.	269,000	2,264,708
Imperial Oil, Ltd.	16,200	1,113,813
Innergex Renewable Energy, Inc.	67,100	391,394
International Petroleum Corp.(c)	24,545	315,599
Ivanhoe Mines, Ltd., Class A(c)	39,800	539,475
Kinross Gold Corp.	187,020	1,206,279
Labrador Iron Ore Royalty Corp.	17,500	382,250
Lundin Gold, Inc.	55,500	754,298
MEG Energy Corp.(c)	90,500	2,058,297
NexGen Energy, Ltd.(c)	101,800	774,971
Northland Power, Inc.	18,900	288,446
Nutrien, Ltd.	10,000	527,295
NuVista Energy, Ltd.(c)	108,800	983,163
Osisko Gold Royalties, Ltd.	34,636	533,048
Pan American Silver Corp.	22,096	407,450
Paramount Resources, Ltd., Class A	26,300	596,056
Parex Resources, Inc.	69,000	1,202,920
Peyto Exploration & Development Corp.	96,900	1,083,275
PrairieSky Royalty, Ltd.	39,400	750,708
Sandstorm Gold, Ltd.	140,630	767,840
Secure Energy Services, Inc.	91,600	775,837
Stelco Holdings, Inc.	13,800	400,071
Suncor Energy, Inc.	48,300	1,843,024
Tamarack Valley Energy, Ltd.	71,000	192,373
Teck Resources, Ltd., Class B	24,981	1,228,815
Topaz Energy Corp.	21,000	347,648
Torex Gold Resources, Inc.(c)	91,400	1,288,025
Tourmaline Oil Corp.	32,200	1,573,687
Vermilion Energy, Inc.	105,900	1,220,044
West Fraser Timber Co., Ltd.	33,700	2,581,140
Wheaton Precious Metals Corp.	3,386	176,546
Whitecap Resources, Inc.	261,500	1,983,118
		55,787,043
Chile (0.09%)
Antofagasta PLC	11,460	316,468
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	12,554	573,592
		890,060
China (0.18%)
Daqo New Energy Corp., ADR(c)	48,742	935,846
JinkoSolar Holding Co., Ltd., ADR	36,807	887,785
		1,823,631
Denmark (0.15%)
FLSmidth & Co. A/S	19,956	1,003,382
Orsted AS(a)(b)	4,755	262,417

See Notes to Financial Statements.

8 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Denmark (continued)
Vestas Wind Systems A/S(c)	8,589	$231,534
		1,497,333
Faroe Islands (0.04%)
Bakkafrost P/F	7,233	442,113

Finland (0.22%)
Metso Outotec Oyj	130,839	1,490,567
Outokumpu Oyj	208,578	846,973
		2,337,540
France (0.09%)
TotalEnergies SE, ADR	12,901	934,935

Germany (0.79%)
Bayer AG	105,996	3,093,808
Encavis AG(c)	38,637	696,846
K+S AG	155,091	2,321,325
Nordex SE(c)	56,413	798,306
SMA Solar Technology AG	13,832	729,515
Suedzucker AG	37,343	534,024
thyssenkrupp AG	17,747	89,168
		8,262,992
Great Britain (1.45%)
Anglo American PLC	41,082	1,352,135
Anglogold Ashanti PLC Sponsored	3,478	79,959
Atlantica Sustainable Infrastructure PLC	51,282	1,003,589
BP PLC, Sponsored ADR	3,343	129,608
CNH Industrial N.V.	314,323	3,583,282
Drax Group PLC	116,547	754,368
Endeavour Mining PLC	78,600	1,642,627
Evraz PLC(c)(d)(e)(f)	91,946	1,149
Harbour Energy PLC	229,642	828,994
Pennon Group PLC	53,737	446,863
Rio Tinto PLC, Sponsored ADR	25,046	1,698,870
Severn Trent PLC	44,000	1,356,358
Subsea 7 SA	39,662	643,390
United Utilities Group PLC	71,289	930,430
Weir Group PLC	28,885	739,910
		15,191,532
India (0.03%)
ReNew Energy Global PLC(c)	56,579	319,106

Israel (0.10%)
ICL Group, Ltd.	227,030	1,053,419

Italy (0.34%)
Eni SpA, ADR	92,887	1,509,977
ERG SpA	29,102	785,760
Saipem SpA(c)	543,099	1,254,246
		3,549,983
	Shares	Value (Note 2)
Japan (2.53%)
Daido Steel Co., Ltd.	26,000	$287,341
Dowa Holdings Co., Ltd.	26,100	979,195
GS Yuasa Corp.	17,800	336,385
Inpex Corp.	89,533	1,358,195
Japan Petroleum Exploration Co., Ltd.	28,800	1,221,647
Kubota Corp.	244,900	3,952,656
Kurita Water Industries, Ltd.	40,716	1,625,129
MEIJI Holdings Co., Ltd.	75,900	1,696,399
Mitsubishi Materials Corp.	52,500	1,029,595
Morinaga Milk Industry Co., Ltd.	38,200	747,699
NH Foods, Ltd.	29,400	966,547
Nisshin Seifun Group, Inc.	86,500	1,127,629
Nissui Corp.	115,200	692,668
OSAKA Titanium Technologies Co., Ltd.	149,900	2,353,312
RENOVA, Inc.(c)	29,200	275,494
SUMCO Corp.	203,600	3,077,592
Sumitomo Forestry Co., Ltd.	79,359	2,458,033
Sumitomo Metal Mining Co., Ltd.	16,400	552,576
Toho Titanium Co., Ltd.	105,600	914,622
Tokyo Steel Manufacturing Co., Ltd.	66,000	701,785
		26,354,499
Luxembourg (0.28%)
Aperam SA	20,300	594,465
ArcelorMittal	14,925	373,274
ArcelorMittal SA	48,939	1,232,053
Ternium SA, Sponsored ADR	15,183	639,204
		2,838,996
Malaysia (0.13%)
Lynas Rare Earths, Ltd.(c)	308,903	1,312,701

Mexico (0.12%)
Fresnillo PLC	86,635	604,060
Grupo Mexico SAB de CV, Series B	93,400	577,168
		1,181,228
Netherlands (0.33%)
AMG Critical Materials NV	30,136	711,406
Fugro N.V.	30,257	738,157
OCI N.V.	53,245	1,437,626
SBM Offshore N.V.	36,306	540,504
		3,427,693
Norway (1.09%)
Aker BP ASA	78,350	1,918,459
Aker Solutions ASA	83,836	317,729
Equinor ASA	79,167	2,130,528
FLEX LNG, Ltd.	8,974	233,414
Mowi ASA	73,582	1,297,960
NEL ASA(c)	476,921	225,226
Norsk Hydro ASA	104,745	649,676
PGS ASA(c)	1,644,633	1,274,726
Salmar ASA	18,401	1,162,020
TGS ASA	42,520	486,883

See Notes to Financial Statements.

9 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Norway (continued)
Var Energi ASA	365,931	$1,198,413
Yara International ASA	9,898	282,902
		11,177,936
Peru (0.08%)
Cia de Minas Buenaventura SAA, ADR	48,683	842,216

South Africa (0.54%)
African Rainbow Minerals, Ltd.	113,713	1,185,630
Anglo Platinum, Ltd.	9	316
Gold Fields, Ltd., Sponsored ADR	70,571	1,141,133
Impala Platinum Holdings, Ltd.	405,881	1,827,421
Kumba Iron Ore, Ltd.	15,133	372,688
Northam Platinum Holdings, Ltd.	154,399	1,026,496
		5,553,684
Spain (0.26%)
Acerinox SA	44,206	477,428
Corp ACCIONA Energias Renovables SA	30,826	627,027
Fluidra SA	39,394	836,623
Iberdrola SA	17,761	218,167
Repsol SA	6,705	105,366
Solaria Energia y Medio Ambiente SA	43,802	447,589
		2,712,200
Sweden (0.77%)
AAK AB	17,147	442,818
Boliden AB	114,098	3,811,067
Epiroc AB, Class A	44,208	829,572
Holmen AB, B Shares	18,298	716,618
SSAB AB, A Shares	89,650	508,107
Svenska Cellulosa AB SCA, Class B	106,116	1,560,388
		7,868,570
Switzerland (0.04%)
Bucher Industries AG	1,074	414,762

United States (10.70%)
23andMe Holding Co.(c)	23,709	371,757
AGCO Corp.	29,524	3,371,346
Albemarle Corp.	2,111	253,974
American States Water Co.	16,541	1,171,765
American Water Works Co., Inc.	19,466	2,381,081
Antero Resources Corp.(c)	2,699	91,793
APA Corp.	79,148	2,488,413
Archer-Daniels-Midland Co.	63,630	3,732,536
Array Technologies, Inc.(c)	116,928	1,442,893
ATI, Inc.(c)	32,007	1,910,819
Atlas Energy Solutions, Inc.	10,616	235,781
Baker Hughes Co.	22,491	733,656
Brookfield Renewable Corp.	5,902	137,162
Bunge Global SA	36,769	3,741,613
California Water Service Group	22,207	1,090,808
Cal-Maine Foods, Inc.	13,304	736,110
Century Aluminum Co.(c)	38,500	667,975
	Shares	Value (Note 2)
United States (continued)
CF Industries Holdings, Inc.	2,960	$233,751
ChampionX Corp.	33,355	1,119,727
Chevron Corp.	1,396	225,133
Chord Energy Corp.	7,706	1,363,808
Civitas Resources, Inc.	1,262	90,814
Cleveland-Cliffs, Inc.(c)	11,196	189,212
CNX Resources Corp.(c)	7,042	165,628
Coeur Mining, Inc.(c)	330,749	1,494,985
Commercial Metals Co.	20,172	1,084,043
Compass Minerals International, Inc.	338	4,208
Comstock Resources, Inc.	14,108	141,926
ConocoPhillips	2,628	330,129
Corteva, Inc.	56,122	3,037,884
Coterra Energy, Inc.	44,644	1,221,460
Crescent Energy Co.	49,053	521,924
Darling Ingredients, Inc.(c)	99,355	4,209,672
Deere & Co.	9,110	3,565,745
Devon Energy Corp.	26,645	1,363,691
Diamondback Energy, Inc.	1,675	336,893
Dril-Quip, Inc.(c)	9,702	176,382
EOG Resources, Inc.	15,584	2,059,114
EQT Corp.	3,051	122,315
Essential Utilities, Inc.	87,772	3,210,700
Expro Group Holdings NV(c)	46,451	871,421
Exxon Mobil Corp.	1,237	146,300
First Solar, Inc.(c)	5,812	1,024,656
FMC Corp.	45,308	2,673,625
Freeport-McMoRan, Inc.	20,818	1,039,651
Green Plains, Inc.(c)	6,354	131,337
Halliburton Co.	29,019	1,087,342
Hecla Mining Co.	745,861	3,527,923
Helmerich & Payne, Inc.	34,613	1,361,329
Hess Corp.	1,203	189,460
Hormel Foods Corp.	80,245	2,853,512
Ingredion, Inc.	33,047	3,786,856
Kimbell Royalty Partners LP	17,465	276,646
Kosmos Energy, Ltd.(c)	284,632	1,613,863
Liberty Energy, Inc., Class A	75,251	1,655,523
Louisiana-Pacific Corp.	19,121	1,399,466
Magnolia Oil & Gas Corp., Class A	15,596	390,992
Marathon Oil Corp.	28,047	753,062
Matador Resources Co.	16,169	1,007,329
Metallus, Inc.(c)	34,653	712,466
Mosaic Co.	9,127	286,497
MP Materials Corp.(c)	164,647	2,634,352
Murphy Oil Corp.	45,266	2,020,674
National Fuel Gas Co.	3,154	167,477
National Oilwell Varco, Inc.	14,562	269,251
Newmont Corp.	14,432	589,265
Noble Corp. PLC	17,819	790,807
Northern Oil and Gas, Inc.	17,656	720,188
NOW, Inc.(c)	42,397	598,222
Nucor Corp	1,369	230,718
Occidental Petroleum Corp.	2,884	190,748
Oceaneering International, Inc.(c)	35,959	823,821
Oil States International, Inc.(c)	36,397	145,224

See Notes to Financial Statements.

10 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Patterson-UTI Energy, Inc.	107,048	$1,158,260
Permian Resources Corp.	29,454	493,358
Pilgrim's Pride Corp.(c)	45,399	1,635,272
Pioneer Natural Resources Co.	934	251,545
Plug Power, Inc.(c)	4,791	11,067
PotlatchDeltic Corp., REIT	33,586	1,343,776
ProPetro Holding Corp.(c)	42,856	373,704
Range Resources Corp.	3,437	123,423
Rayonier, Inc., REIT	34,754	1,030,804
Royal Gold, Inc.	900	108,117
RPC, Inc.	52,880	353,767
Ryerson Holding Corp.	10,133	289,297
SandRidge Energy, Inc.	36,894	505,448
Schlumberger NV	18,330	870,308
Select Water Solutions, Inc., Class A	69,762	644,601
Shoals Technologies Group, Inc., Class A(c)	10,741	90,761
SilverBow Resources, Inc.(c)	8,012	246,129
SM Energy Co.	4,584	222,278
Southwestern Energy Co.(c)	251,637	1,884,761
SSR Mining, Inc.	180,285	966,329
Steel Dynamics, Inc.	1,578	205,329
SunCoke Energy, Inc.	47,744	492,241
Talos Energy, Inc.(c)	158,297	2,086,354
Tetra Technologies Inc(c)	46,202	198,207
Tidewater, Inc.(c)	1,330	122,161
Transocean, Ltd.(c)	32,412	169,191
Tronox Holdings PLC, Class A	38,957	661,879
Tyson Foods, Inc., Class A	53,103	3,220,697
United States Steel Corp.	39,220	1,431,530
US Silica Holdings, Inc.(c)	88,591	1,366,959
Vital Energy, Inc.(c)	5,101	270,455
W&T Offshore, Inc.	262,302	590,180
Warrior Met Coal, Inc.	8,118	554,865
		110,771,682
TOTAL COMMON STOCKS
(Cost $259,891,944)		282,261,963
	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (0.11%)
United States (0.11%)
Black Stone Minerals LP	53,374	851,316
Viper Energy, Inc.	6,577	250,978
		1,102,294
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,012,454)		1,102,294
	Principal	Value
	Amount	(Note 2)
GOVERNMENT BONDS (63.30%)
U.S. Treasury Bonds (63.30%)
United States Treasury Bill
5.225%, 5/23/24(g)	$30,000,000	$29,903,292
5.116%, 6/6/24(g)	27,500,000	27,354,869
5.200%, 7/9/24(g)	20,700,000	20,491,243
5.225%, 8/6/24	88,000,000	86,756,351
5.082%, 8/13/24	147,400,000	145,166,562
5.159%, 9/19/24(g)	63,150,000	61,865,082
5.085%, 10/3/24	46,100,000	45,072,636
5.073%, 10/10/24	151,000,000	147,484,493
United States Treasury Inflation Indexed Bonds
0.125%, 7/15/24	70,450,000	92,138,781
		656,233,309
TOTAL GOVERNMENT BONDS
(Cost $655,539,927)		656,233,309

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (8.42%)
Money Market Fund (8.42%)
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5.217%	87,245,103	87,245,103

TOTAL SHORT TERM INVESTMENTS
(Cost $87,245,103)			87,245,103

Value (Note 2)
TOTAL INVESTMENTS (99.06%)
(Cost $1,003,689,428)	$1,026,842,669

Other Assets In Excess Of Liabilities (0.94%)	9,789,078
NET ASSETS - 100.00%	$1,036,631,747

(a)	Securities exempt from registration under rule 144A of the securities act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the market value of those securities was $725,959, representing 0.07% of the Fund's net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines utilized by the Valuation Designee. As of April 30, 2024 the aggregate market value of those securities was $725,959, representing 0.07% of net assets.

(c)	Non-Income Producing Security.

(d)	Security deemed to be illiquid under the procedures utilized by the Valuation Designee. As of April 30, 2024, the fair value of illiquid securities in the aggregate was $1,149, representing less than 0.005% of the Fund's net assets.

See Notes to Financial Statements.

11 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

(e)	Fair valued security; valued by the valuation designee in accordance with the procedures utilized by the valuation designee. As of April 30, 2024, these securities had a total value of $1,149 or less than 0.005% of total net assets.

(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the Notes to Quarterly Statement of Investments for additional information.

(g)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $93,299,879.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

12 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Unrealized Appreciation
Brent Crude Future	Morgan Stanley	Long	755	05/31/24	$65,179,150	$20,943
Cocoa Future	Morgan Stanley	Long	42	12/13/24	3,393,180	284,007
Copper Future	Morgan Stanley	Long	63	07/29/24	7,189,088	292,591
Corn Future	Morgan Stanley	Short	(210)	07/12/24	(4,690,875)	18,479
Cotton No.2 Future	Morgan Stanley	Short	(619)	12/06/24	(23,778,885)	1,845,042
Gasoline RBOB Future	Morgan Stanley	Short	(209)	08/30/24	(22,278,564)	273,866
Gold 100 Oz. Future	Morgan Stanley	Long	274	06/26/24	63,099,460	3,379,042
Hard Red Winter Wheat Future	Morgan Stanley	Long	529	07/12/24	16,802,363	1,670,392
Lean Hogs Future	Morgan Stanley	Long	65	06/14/24	2,664,350	178,930
Live Cattle Future	Morgan Stanley	Short	(80)	06/28/24	(5,599,200)	153,572
Live Cattle Future	Morgan Stanley	Short	(214)	08/30/24	(14,817,360)	801,694
Live Cattle Future	Morgan Stanley	Short	(92)	12/31/24	(6,690,240)	287,176
LME Aluminum Future	Morgan Stanley	Long	61	06/17/24	3,931,496	539,315
LME Lead Future	Morgan Stanley	Long	98	06/17/24	5,410,605	374,118
LME Nickel Future	Morgan Stanley	Long	225	06/17/24	25,878,150	3,399,617
LME Zinc Future	Morgan Stanley	Long	538	06/17/24	39,231,364	4,961,771
Natural Gas Future	Morgan Stanley	Long	734	05/29/24	14,613,940	425,399
Natural Gas Future	Morgan Stanley	Short	(617)	08/28/24	(15,165,860)	172,820
NY Harbor ULSD Future	Morgan Stanley	Short	(5)	07/31/24	(535,017)	2,369
NY Harbor ULSD Future	Morgan Stanley	Short	(186)	08/30/24	(19,968,253)	1,045,745
Platinum Future	Morgan Stanley	Long	79	07/29/24	3,745,390	142,722
Soybean Future	Morgan Stanley	Short	(10)	07/12/24	(581,500)	4,599
Soybean Future	Morgan Stanley	Short	(108)	11/14/24	(6,261,300)	31,892
Soybean Meal Future	Morgan Stanley	Long	643	07/12/24	22,627,170	924,502
Sugar #11 (World) Future	Morgan Stanley	Short	(373)	06/28/24	(8,108,722)	944,844
Wheat (CBT) Future	Morgan Stanley	Long	218	07/12/24	6,575,425	417,719
WTI Crude Future	Morgan Stanley	Short	(1,218)	08/20/24	(97,330,380)	2,144,545
					$54,534,975	$24,737,711

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value (Note 2)	Unrealized Depreciation
Cocoa Future	Morgan Stanley	Short	(42)	07/16/24	$(3,898,860)	$(42,446)
Cocoa Future	Morgan Stanley	Short	(393)	09/13/24	(34,603,650)	(11,608,020)
Coffee 'C' Future	Morgan Stanley	Short	(2)	07/19/24	(162,488)	(26,593)
Coffee Robusta Future	Morgan Stanley	Short	(660)	07/25/24	(26,538,600)	(5,340,318)
Corn Future	Morgan Stanley	Short	(346)	09/13/24	(7,884,475)	(96,075)
Cotton No.2 Future	Morgan Stanley	Long	61	07/09/24	2,392,115	(60,176)
Frzn Concentrated OJ Future	Morgan Stanley	Short	(100)	07/11/24	(5,453,250)	(165,507)
Frzn Concentrated OJ Future	Morgan Stanley	Short	(18)	09/10/24	(976,050)	(40,976)
Gasoline RBOB Future	Morgan Stanley	Long	95	05/31/24	10,737,888	(269,027)
Heating Oil Future	Morgan Stanley	Long	55	05/31/24	5,838,756	(300,115)
LME Aluminum Future	Morgan Stanley	Short	(156)	06/17/24	(10,054,317)	(1,342,190)
LME Lead Future	Morgan Stanley	Short	(46)	06/17/24	(2,539,672)	(151,963)
LME Nickel Future	Morgan Stanley	Short	(110)	06/17/24	(12,651,540)	(968,022)
LME Zinc Future	Morgan Stanley	Short	(211)	06/17/24	(15,386,278)	(2,440,150)
Low Su Gasoil G Future	Morgan Stanley	Long	318	05/10/24	24,613,200	(2,097,245)
Silver Future	Morgan Stanley	Long	284	07/29/24	37,848,680	(2,945,386)
Soybean Future	Morgan Stanley	Long	751	07/12/24	19,380,306	(1,127,052)
					$(19,338,235)	$(29,021,261)

See Notes to Financial Statements.

13 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2024 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Citigroup	CRB TR Index**	$100,657,994	USB3MTA + 21 bps	10/2/2024	$100,660,965	$2,971
Bank Of America - Merrill Lynch	CRB TR Index**	34,020,989	USB3MTA + 21 bps	7/1/2024	34,022,224	1,235
RBC	CRB TR Index**	31,923,917	USB3MTA + 21 bps	10/31/2024	31,924,861	944
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index**	118,322,388	USB3MTA + 25 bps	7/1/2024	118,322,954	566
Goldman Sachs	CRB TR Index**	12,291,102	USB3MTA + 20 bps	9/30/2024	12,291,467	365
Citigroup	CRB 3m Fwd TR Index**	143,631,171	USB3MTA + 24 bps	9/30/2024	143,631,181	10
Goldman Sachs	CRB 3m Fwd TR Index**	88,523,308	USB3MTA + 25 bps	9/30/2024	88,523,317	9
Societe Generale	CRB 3m Fwd TR Index**	93,209,612	USB3MTA + 24 bps	11/29/2024	93,209,618	6
UBS Group AG	CRB 3m Fwd TR Index**	90,614,899	USB3MTA + 25 bps	11/29/2024	90,614,902	3
		$713,195,380			$713,201,489	$6,109

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

14 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	April 30, 2024 (Unaudited)

ASSETS
Investments, at value	$1,026,842,669
Foreign currency, at value (Cost $2,238,812)	2,200,963
Unrealized appreciation on total return swap contracts	6,109
Receivable for shares sold	2,641,154
Receivable for total return swap resets	10,274,085
Deposit with broker for futures contracts (Note 3)	7,547,504
Dividends receivable	760,610
Prepaid expenses and other assets	29,051
Total Assets	1,050,302,145
LIABILITIES
Payable for variation margin on futures contracts	6,321,770
Payable for interest expense on total return swap contracts	3,511,658
Payable for shares redeemed	1,501,368
Investment advisory fees payable	783,875
Administration and transfer agency fees payable	1,350,465
Distribution and services fees payable	23,579
Trustees' fees and expenses payable	3,547
Professional fees payable	25,002
Accrued expenses and other liabilities	149,134
Total Liabilities	13,670,398
NET ASSETS	$1,036,631,747
NET ASSETS CONSIST OF
Paid-in capital	$1,074,929,537
Total distributable earnings/(accumulated losses)	(38,297,790)
NET ASSETS	$1,036,631,747
INVESTMENTS, AT COST	$1,003,689,428

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.43
Net Assets	$19,144,143
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,577,174
Class A:
Net Asset Value, offering and redemption price per share	$7.45
Net Assets	$7,735,792
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,038,634
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.88
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.72
Net Assets	$11,466,481
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,705,384
Class I:
Net Asset Value, offering and redemption price per share	$7.58
Net Assets	$998,285,331
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	131,765,498

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

15 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME
Dividends	$5,216,485
Foreign taxes withheld on dividends	(449,802)
Interest and other income, net of premium amortization and accretion of discount	23,153,997
Total Investment Income	27,920,680

EXPENSES
Investment advisory fees	5,796,785
Investment advisory fees - subsidiary (Note 8)	1,175,231
Administrative fees	734,706
Transfer agency fees	1,484,986
Distribution and service fees
Investor Class	30,698
Class A	12,128
Class C	69,665
Professional fees	28,059
Reports to shareholders and printing fees	77,080
State registration fees	135,050
Insurance fees	13,263
Custody fees	58,734
Trustees' fees and expenses	78,137
Repayment of previously waived fees
Class I	53,363
Miscellaneous expenses	23,528
Total Expenses	9,771,413
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(1,175,231)
Class I	(684,068)
Net Expenses	7,912,114
Net Investment Income	20,008,566
Net realized gain on investments	5,809,790
Net realized loss on futures contracts	(93,541,060)
Net realized gain on total return swap contracts	19,398,883
Net realized loss on foreign currency transactions	(291,006)
Net Realized Loss	(68,623,393)
Net change in unrealized appreciation on investments	24,255,087
Net change in unrealized appreciation on futures contracts	26,703,660
Net change in unrealized appreciation on total return swap contracts	6,081
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(42,147)
Net Change in Unrealized Appreciation	50,922,681
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,700,712)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,307,854

See Notes to Financial Statements.

16 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$20,008,566	$54,020,452
Net realized loss	(68,623,393)	(39,551,997)
Net change in unrealized appreciation/(depreciation)	50,922,681	(84,133,655)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,307,854	(69,665,200)

TOTAL DISTRIBUTIONS
From distributable earnings		(5,853,087)
Investor Class	(628,729)
Class A	(321,104)	(1,025,116)
Class C	(556,037)	(1,863,383)
Class I	(48,168,669)	(104,122,024)
Net Decrease in Net Assets from Distributions	(49,674,539)	(112,863,610)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	4,162,757	24,927,696
Class A	487,412	2,221,315
Class C	589,737	3,485,981
Class I	193,243,783	998,720,942
Dividends reinvested
Investor Class	504,697	4,625,429
Class A	233,759	732,350
Class C	319,589	984,573
Class I	38,805,976	72,055,995
Shares redeemed, net of redemption fees
Investor Class	(7,448,932)	(87,608,141)
Class A	(4,143,759)	(6,069,300)
Class C	(6,841,600)	(11,166,968)
Class I	(789,536,151)	(913,800,802)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(569,622,732)	89,109,070

Net decrease in net assets	(616,989,417)	(93,419,740)

NET ASSETS
Beginning of period	1,653,621,164	1,747,040,904
End of period	$1,036,631,747	$1,653,621,164

See Notes to Financial Statements.

17 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities®  Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$7.51		$8.47		$9.50		$6.06		$6.68		$7.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10		0.21		0.05		0.11		0.02		0.06
Net realized and unrealized gain/(loss)	0.05		(0.61)		0.62		3.35		(0.58)		(0.71)
Total from investment operations	0.15		(0.40)		0.67		3.46		(0.56)		(0.65)
DISTRIBUTIONS:
From net investment income	(0.20)		(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
From net realized gains	(0.03)		–		–		–		–		–
Total distributions	(0.23)		(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–		–		0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.08)		(0.96)		(1.03)		3.44		(0.62)		(0.86)
Net asset value, end of period	$7.43		$7.51		$8.47		$9.50		$6.06		$6.68
TOTAL RETURN(d)	2.28%		(5.01)%		9.65%		57.25%		(8.44)%		(8.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,144		$22,202		$89,645		$89,300		$49,060		$39,226
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.35	%(e)(f)	1.34	%(f)	1.36	%(f)	1.37	%(f)	1.40	%(f)	1.39	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.35	%(e)	1.34%		1.36%		1.37%		1.40%		1.39%
Ratio of net investment income to average net assets	2.93	%(e)	2.66%		0.55%		1.36%		0.40%		0.82%
Portfolio turnover rate(g)	64%		59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2024, October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.53%, 1.52%, 1.53%, 1.55%, 1.58% and 1.54%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities®  Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$7.53		$8.48		$9.52		$6.07		$6.68		$7.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.11		0.22		0.06		0.13		0.04		0.07
Net realized and unrealized gain/(loss)	0.04		(0.61)		0.60		3.34		(0.59)		(0.72)
Total from investment operations	0.15		(0.39)		0.66		3.47		(0.55)		(0.65)
DISTRIBUTIONS:
From net investment income	(0.20)		(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
From net realized gains	(0.03)		–		–		–		–		–
Total distributions	(0.23)		(0.56)		(1.70)		(0.02)		(0.06)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–		–		0.00	(c)	–
Net increase/(decrease) in net asset value	(0.08)		(0.95)		(1.04)		3.45		(0.61)		(0.86)
Net asset value, end of period	$7.45		$7.53		$8.48		$9.52		$6.07		$6.68
TOTAL RETURN(d)	2.28%		(4.88)%		9.52%		57.33%		(8.29)%		(8.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,736		$11,362		$16,246		$7,349		$1,254		$751
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30	%(e)(f)	1.25	%(f)	1.30	%(f)	1.32	%(f)	1.34	%(f)	1.40	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30	%(e)	1.25%		1.30%		1.32%		1.34%		1.40%
Ratio of net investment income to average net assets	2.96	%(e)	2.83%		0.64%		1.56%		0.62%		0.99%
Portfolio turnover rate(g)	64%		59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2024, October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.48%, 1.43%, 1.47%, 1.50%, 1.52% and 1.55%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

19 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities®  Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$6.84		$7.80		$8.94		$5.73		$6.35		$7.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.07		0.14		(0.01	)(c)	0.07		(0.02	)(c)	0.01
Net realized and unrealized gain/(loss)	0.04		(0.54)		0.56		3.14		(0.54)		(0.68)
Total from investment operations	0.11		(0.40)		0.55		3.21		(0.56)		(0.67)
DISTRIBUTIONS:
From net investment income	(0.20)		(0.56)		(1.69)		(0.01)		(0.06)		(0.20)
From net realized gains	(0.03)		–		–		–		–		–
Total distributions	(0.23)		(0.56)		(1.69)		(0.01)		(0.06)		(0.20)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–		0.01		–		0.00	(d)
Net increase/(decrease) in net asset value	(0.12)		(0.96)		(1.14)		3.21		(0.62)		(0.87)
Net asset value, end of period	$6.72		$6.84		$7.80		$8.94		$5.73		$6.35
TOTAL RETURN(e)	1.81%		(5.58)%		8.78%		56.37%		(8.97)%		(9.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,466		$17,910		$27,856		$13,789		$2,354		$6,702
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.04	%(f)(g)	2.01	%(g)	2.00	%(g)	2.00	%(g)	2.05	%(g)	2.05	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.04	%(f)	2.01%		2.00%		2.00%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	2.17	%(f)	2.03%		(0.08)%		0.84%		(0.28)%		0.17%
Portfolio turnover rate(h)	64%		59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.

(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2024, October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 2.21%, 2.19%, 2.18%, 2.18%, 2.23% and 2.20%.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | April 30, 2024

ALPS | CoreCommodity Management

CompleteCommodities®  Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period(a)	$7.65		$8.61		$9.62		$6.12		$6.73		$7.58
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.11		0.24		0.08		0.14		0.04		0.08
Net realized and unrealized gain/(loss)	0.06		(0.63)		0.61		3.38		(0.58)		(0.72)
Total from investment operations	0.17		(0.39)		0.69		3.52		(0.54)		(0.64)
DISTRIBUTIONS:
From net investment income	(0.21)		(0.57)		(1.70)		(0.02)		(0.07)		(0.21)
From net realized gains	(0.03)		–		–		–		–		–
Total distributions	(0.24)		(0.57)		(1.70)		(0.02)		(0.07)		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		(0.00	)(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.07)		(0.96)		(1.01)		3.50		(0.61)		(0.85)
Net asset value, end of period	$7.58		$7.65		$8.61		$9.62		$6.12		$6.73
TOTAL RETURN(d)	2.43%		(4.87)%		9.85%		57.74%		(8.18)%		(8.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$998,285		$1,602,146		$1,613,293		$1,154,123		$439,254		$500,305
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)(f)	1.16	%(f)	1.08	%(f)	1.09	%(f)	1.15	%(f)	1.14	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15%		1.08%		1.09%		1.15%		1.14%
Ratio of net investment income to average net assets	2.95	%(e)	3.02%		0.84%		1.68%		0.64%		1.09%
Portfolio turnover rate(g)	64%		59%		54%		54%		98%		81%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the periods ended April 30, 2024, October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively, 1.43%, 1.34%, 1.26%, 1.27%, 1.33% and 1.29%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | April 30, 2024

ALPS | Kotak India ESG Fund

Management Commentary	April 30, 2024 (Unaudited)

Performance

ALPS I Kotak India ESG Fund (the “Fund") was launched on February 14, 2011. During the 6-month period ended 30th April 2024 (hereinafter also referred to as the “period”), the Fund's Class A Shares, INDAX, delivered a total return of 15.96% at Net Asset Value, Class C, INFCX, delivered 14.48% with CDSC, Class I, INDIX, delivered 16.09% and Class II, INDSX, delivered 16.17% (net of fees). The Fund underperformed its benchmark (without taking into account sales charges for Class A and C Shares), the MSCI India Index ("M1IN"), which returned 25.28% during the period.

Even as the global economy is expected to grow at a modest pace due to the escalation in geopolitical risks, the Indian market continued its upwards journey during the period despite global economic headwinds. While a brief correction occurred in mid-March due to the Securities and Exchange Board of India (SEBI) flagging potentially inflated valuations in mid-cap and small-cap stocks, these segments recovered and the overall market continued its upward trend in April.

Looking at a couple of key central bank decisions: (1) The US FOMC kept the target range for the federal funds rate unchanged at 5.25%-5.50% during its March meeting for the fifth consecutive time. Facing inflationary pressures, the US Federal Reserve stuck to its guns, choosing not to lower interest rates. (2) The Bank of England (BoE) kept the policy rate at 5.25%. However, the voting pattern was more uniform compared to the previous meeting with a majority of 8-1 (the 1 vote against was for a 25 bps rate cut). The BoE noted that fiscal measures in the Spring budget 2024 “are likely to increase the level of GDP by around 0.25% over coming years”. (3) The Bank of Japan (BOJ), in a surprise move, hiked its policy rate during March to a range of 0-0.1% from -0.1%. The BoJ also ended its yield curve control (YCC) policy. The BOJ also stated that it would continue with purchases of Japanese government bonds, CP, and corporate bonds as indicated in the March 2024 meeting.

Looking back at India, frontline Nifty Index gained 18.63% (MSCI India Index gained 25.28%), the midcap segment saw a return of 31.08% (MSCI India Midcap Index gained 29.42%), and the NSE500 Index gained 25.17% during the period (all in USD terms; total return).

The FY2025 Interim Union Budget announced on 1st February 2024 focused squarely on fiscal consolidation. Capital expenditure growth was muted across defense, railways and roads (though there is some buffer for higher allocation), while refraining from any outsized populist measures. The government in its interim budget prioritized fiscal consolidation and rationalized expenditure to improve the quality of the fiscal. It has targeted central GFD/GDP at 5.1% in FY2025BE (5.8% in FY2024RE), staying on course to reach the targeted 4.5% by FY2026. The strong focus on consolidation was further visible in (1) 8% year-over-year ("YoY") decline in subsidies, (2) a modest 6% YoY increase in the rural social sector’s schemes and (3) muted 5% YoY increase in capex in defense, railways and roads.

In our view, business momentum in India stays strong in the expansionary zone. Manufacturing Purchase Money Index (PMI) moderated slightly to 58.8 in April vs 59.1 in March. Strong demand conditions for goods from both domestic and external clients lead to increase in purchasing activity and payroll numbers. The rural economy has been weak in the past couple of years but there are some early signs of bottoming out. The demand for rural employee guarantee scheme has gone down and we have seen some uptick in two wheeler sales. We also note that inflation has been moderating down and that can also lead to some better consumption in the rural economy.

Goods and services tax (GST) collections hit an all-time high of INR2.1tn in April 2024, reflecting year-end sales in March 2024 (vs. INR1.78tn in March 2024 and INR1.87tn in April 2023).

India’s current account deficit ("CAD") stood at USD10.5b (or 1.2% of GDP) in 3QFY24 (Note: October to December 2023 quarter), lower than USD11.4bn (1.3% of GDP) in 2QFY24 and USD16.8bn in same period last year. Lower-than-expected CAD can be attributed to a higher services surplus and a higher surplus on income account.

Headline CPI inflation eased to a 10-month low of 4.9% YoY in March 2024 vs. 5.1% in February 2024, mainly led by a contraction in prices of fuel and light components (all-time low of -3.2% in March 2024 vs. -0.8% in February 2024) and lower core inflation, which was partly offset by high food inflation. This implies that inflation stood at 5.4% in FY24, the lowest in four years. However, inflation is still above the Reserve Bank of India's (RBI's) target of 4% and food inflation trajectory remains uncertain.

Looking ahead, though the external sector’s balance remains comfortable, we remain wary of (1) any worsening geopolitical conflicts impacting commodities’ prices and supply chains and (2) global monetary policy cycles, in general, specifically further delays to the US Fed’s rate easing cycle impacting capital flows. While we believe the near-term outlook for the INR remains favorable given the bond index inclusion from June 2024, a later-than-expected rate cut cycle in the US, relatively dollar strengthening and the RBI’s preference to keep INR volatility low by capping any wild movements could keep the INR steady against the USD.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

22 | April 30, 2024

ALPS | Kotak India ESG Fund

Management Commentary	April 30, 2024 (Unaudited)

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group. The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

23 | April 30, 2024

ALPS | Kotak India ESG Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	15.99%	23.48%	8.72%	9.82%	10.71%	8.01%	1.40%	1.40%
Class A (NAV)	15.96%	23.46%	8.87%	9.82%	10.69%	7.99%	1.28%	1.28%
Class A (LOAD)	9.57%	16.67%	6.84%	8.58%	10.07%	7.53%
Class C (NAV)	15.48%	22.56%	7.96%	8.96%	9.90%	7.23%	2.00%	2.00%
Class C (LOAD)	14.48%	21.56%	7.96%	8.96%	9.90%	7.23%
Class I	16.09%	23.79%	9.05%	10.07%	11.01%	8.31%	1.00%	1.00%
Class II	16.17%	24.03%	9.31%	10.30%	11.13%	8.40%	0.88%	0.75%
MSCI India Index[1]	25.28%	34.89%	13.98%	12.29%	10.24%	7.15%
Morningstar India Index[2]	25.50%	37.10%	15.00%	13.90%	12.03%	8.53%
Nifty 500 Index[3]	25.17%	36.85%	16.13%	14.07%	12.11%	8.66%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

24 | April 30, 2024

ALPS | Kotak India ESG Fund

Performance Update	April 30, 2024 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	The MSCI India Index is replacing the Nifty 500 Index as the Fund’s primary benchmark. The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 136 constituents, the index covers approximately 85% of the Indian equity universe.

[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.

[3]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.

*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

ICICI Bank, Ltd.	8.55%
Reliance Industries, Ltd.	7.29%
HDFC Bank, Ltd.	6.18%
Axis Bank, Ltd.	4.95%
Bharti Airtel, Ltd.	4.76%
Infosys, Ltd.	4.07%
Larsen & Toubro, Ltd.	3.85%
Zomato, Ltd.	3.33%
IndusInd Bank, Ltd.	3.27%
Cognizant Technology Solutions Corp.	3.22%
Top Ten Holdings	49.47%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

25 | April 30, 2024

ALPS | Kotak India ESG Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.98%)
Communication Services (5.98%)
Entertainment (1.22%)
PVR Inox, Ltd.(a)	292,388	$4,752,735

Wireless Telecommunication Services (4.76%)
Bharti Airtel, Ltd.	1,110,000	17,569,846
Bharti Airtel, Ltd. partly paid	78,914	884,438
		18,454,284

TOTAL COMMUNICATION SERVICES		23,207,019

Consumer Discretionary (7.52%)
Automobile Components (4.19%)
Apollo Tyres, Ltd.	994,000	6,058,602
Exide Industries, Ltd.	778,884	4,406,232
UNO Minda, Ltd.	656,698	5,796,894
		16,261,728

Hotels, Restaurants & Leisure (3.33%)
Zomato, Ltd.(a)	5,591,840	12,905,562

TOTAL CONSUMER DISCRETIONARY		29,167,290

Consumer Staples (5.39%)
Food Products (3.28%)
Bikaji Foods International, Ltd.	700,849	4,466,492
Nestle India, Ltd.	275,000	8,254,816
		12,721,308

Personal Care Products (2.11%)
Godrej Consumer Products, Ltd.	560,000	8,172,900

TOTAL CONSUMER STAPLES		20,894,208

Energy (7.29%)
Oil, Gas & Consumable Fuels (7.29%)
Reliance Industries, Ltd.	805,534	28,277,681

TOTAL ENERGY		28,277,681

Financials (26.80%)
Banks (22.95%)
Axis Bank, Ltd.	1,375,000	19,192,384
HDFC Bank, Ltd., ADR	62,825	3,618,720
HDFC Bank, Ltd.	1,120,381	20,346,784
ICICI Bank, Ltd., Sponsored ADR	800,000	22,024,000
ICICI Bank, Ltd.	808,449	11,139,579
IndusInd Bank, Ltd.	699,646	12,684,892
		89,006,359

Insurance (3.85%)
ICICI Lombard General Insurance Co., Ltd.(b)(c)	300,000	6,131,388
	Shares	Value (Note 2)
Insurance (continued)
Max Financial Services, Ltd.(a)	728,070	$8,810,291
		14,941,679

TOTAL FINANCIALS		103,948,038

Health Care (9.07%)
Health Care Providers & Services (4.54%)
Fortis Healthcare, Ltd.	1,711,873	9,008,144
Max Healthcare Institute, Ltd.	858,056	8,622,561
		17,630,705

Pharmaceuticals (4.53%)
Cipla, Ltd.	444,057	7,433,645
Sun Pharmaceutical Industries, Ltd.	564,057	10,133,381
		17,567,026

TOTAL HEALTH CARE		35,197,731

Industrials (12.89%)
Building Products (1.01%)
Apollo Pipes, Ltd.	500,368	3,908,099

Construction & Engineering (3.85%)
Larsen & Toubro, Ltd.	347,742	14,948,012

Machinery (4.90%)
Ashok Leyland, Ltd.	3,931,144	9,053,115
Happy Forgings, Ltd.(a)	89,189	1,007,056
Thermax, Ltd.	160,000	8,946,445
		19,006,616

Passenger Airlines (3.13%)
InterGlobe Aviation, Ltd.(a)(b)(c)	254,349	12,128,368

TOTAL INDUSTRIALS		49,991,095

Information Technology (9.67%)
IT Services (9.67%)
Cognizant Technology Solutions Corp., Class A	190,000	12,479,200
Infosys, Ltd., Sponsored ADR	640,839	10,708,420
Infosys, Ltd.	300,000	5,065,357
Tech Mahindra, Ltd.	613,824	9,246,466
		37,499,443

TOTAL INFORMATION TECHNOLOGY		37,499,443

Materials (7.07%)
Chemicals (2.44%)
Carborundum Universal, Ltd.	556,501	9,462,618

Construction Materials (3.63%)
Odisha Cement, Ltd.	210,000	4,621,056

See Notes to Financial Statements.

26 | April 30, 2024

ALPS | Kotak India ESG Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Construction Materials (continued)
UltraTech Cement, Ltd.	79,200	$9,445,743
		14,066,799
Paper & Forest Products (1.00%)
Century Plyboards India, Ltd.	510,341	3,886,601

TOTAL MATERIALS		27,416,018

Real Estate (3.63%)
Real Estate Management & Development (3.63%)
Brigade Enterprises, Ltd.	614,948	7,607,711
Sobha Developers, Ltd.	305,845	6,486,699
		14,094,410

TOTAL REAL ESTATE		14,094,410

Utilities (2.67%)
Electric Utilities (2.67%)
Power Grid Corp. of India, Ltd.	2,874,834	10,368,888

TOTAL UTILITIES		10,368,888

TOTAL COMMON STOCKS
(Cost $300,848,194)		380,061,821

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.93%)
Money Market Funds (1.93%)
Goldman Sachs Financial Square Government Fund - Institutional Class	5.219%	7,500,000	7,500,000

TOTAL MONEY MARKET FUNDS			7,500,000

TOTAL SHORT TERM INVESTMENTS
(Cost $7,500,000)			7,500,000

TOTAL INVESTMENTS (99.91%)
(Cost $308,348,194)			$387,561,821

Assets In Excess Of Other Liabilities (0.09%)			333,428

NET ASSETS (100.00%)			$387,895,249
(a)	Non-Income Producing Security.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the aggregate market value of those securities was $18,259,756, representing 4.71% of net assets.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines utilized by the Valuation Designee. As of April 30, 2024 the aggregate market value of those securities was $18,259,756, representing 4.71% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

27 | April 30, 2024

ALPS | Kotak India ESG Fund

Statement of Assets and Liabilities	April 30, 2024 (Unaudited)

ASSETS
Investments, at value	$387,561,821
Cash	2,492,913
Foreign currency, at value (Cost $8,986,929)	8,275,731
Receivable for investments sold	345,691
Receivable for shares sold	60,823
Dividends and interest receivable	1,325
Prepaid expenses and other assets	47,828
Total Assets	398,786,132
LIABILITIES
Payable for shares redeemed	45,072
Payable for foreign capital gains tax	10,582,536
Investment advisory fees payable	169,286
Administration and transfer agency fees payable	55,426
Distribution and services fees payable	5,791
Trustees' fees and expenses payable	138
Professional fees payable	12,351
Accrued expenses and other liabilities	20,283
Total Liabilities	10,890,883
NET ASSETS	$387,895,249
NET ASSETS CONSIST OF
Paid-in capital	$296,279,673
Total distributable earnings/(accumulated losses)	91,615,576
NET ASSETS	$387,895,249
INVESTMENTS, AT COST	$308,348,194
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$18.11
Net Assets	$4,924,691
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	271,995
Class A:
Net Asset Value, offering and redemption price per share	$18.07
Net Assets	$2,158,382
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	119,448
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$19.12
Class C:
Net Asset Value, offering and redemption price per share(a)	$16.17
Net Assets	$1,799,086
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	111,263
Class I:
Net Asset Value, offering and redemption price per share	$18.95
Net Assets	$30,546,507
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,611,860
Class II:
Net Asset Value, offering and redemption price per share	$19.16
Net Assets	$348,466,583
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,185,158

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

28 | April 30, 2024

ALPS | Kotak India ESG Fund

Statement of Operations	For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME
Dividends	$643,005
Foreign taxes withheld on dividends	(39,888)
Interest and other income	369,661
Total Investment Income	972,778

EXPENSES
Investment advisory fees	1,166,843
Administrative fees	285,084
Transfer agency fees	4,034
Distribution and service fees
Investor Class	8,452
Class A	2,784
Class C	7,485
Professional fees	16,144
Reports to shareholders and printing fees	3,892
State registration fees	38,482
Insurance fees	2,904
Custody fees	33,518
Trustees' fees and expenses	16,628
Repayment of previously waived fees
Investor Class	28
Class C	157
Class I	641
Miscellaneous expenses	18,736
Total Expenses	1,605,812
Less fees waived/reimbursed by investment advisor (Note 8)
Class II	(211,420)
Net Expenses	1,394,392
Net Investment Loss	(421,614)
Net realized gain on investments	37,542,658
Net realized loss on foreign currency transactions	(22,293)
Net realized loss on foreign capital gains tax	(6,341,756)
Net Realized Gain	31,178,609
Net change in unrealized appreciation on investments	22,916,083
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(8,037)
Net change in unrealized depreciation on foreign capital gains tax	(1,829,585)
Net Change in Unrealized Appreciation	21,078,461
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	52,257,070
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,835,456

See Notes to Financial Statements.

29 | April 30, 2024

ALPS | Kotak India ESG Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income/(loss)	$(421,614)	$526,318
Net realized gain	31,178,609	18,596,925
Net change in unrealized appreciation	21,078,461	2,624,176
Net Increase in Net Assets Resulting from Operations	51,835,456	21,747,419

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(214,130)	(59,404)
Class A	(68,855)	(14,494)
Class C	(66,560)	(17,218)
Class I	(1,081,718)	(235,995)
Class II	(12,029,229)	(5,145,390)
Net Decrease in Net Assets from Distributions	(13,460,492)	(5,472,501)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	2,018,113	1,656,774
Class A	449,315	654,565
Class C	427,032	485,951
Class I	4,246,783	10,278,948
Class II	35,000,000	10,000,000
Dividends reinvested
Investor Class	179,515	48,934
Class A	60,735	12,562
Class C	66,069	17,218
Class I	1,045,519	233,078
Class II	12,029,229	5,145,390
Shares redeemed, net of redemption fees
Investor Class	(2,368,699)	(962,391)
Class A	(40,435)	(60,747)
Class C	(41,213)	(393,111)
Class I	(1,698,592)	(3,062,056)
Class II	(25,000,000)	(75,000,000)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	26,373,371	(50,944,885)

Net increase/(decrease) in net assets	64,748,335	(34,669,967)

NET ASSETS
Beginning of period	323,146,914	357,816,881
End of period	$387,895,249	$323,146,914

See Notes to Financial Statements.

30 | April 30, 2024

ALPS | Kotak India ESG Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$16.32		$15.78		$18.70	$12.66	$13.02	(a)	$11.73 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.07	)(c)	(0.12)	(0.12)	(0.07	)(c)	(0.10)
Net realized and unrealized gain/(loss)	2.61		0.85		(1.82)	6.16	(0.93)		2.19
Total from investment operations	2.55		0.78		(1.94)	6.04	(1.00)		2.09
DISTRIBUTIONS:
From net investment income	–		–		(0.44)	–	–		–
From net realized gains	(0.76)		(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.76)		(0.25)		(0.98)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.01		0.00 (d)	0.00 (d)	0.81		0.00 (d)
Net increase/(decrease) in net asset value	1.79		0.54		(2.92)	6.04	(0.36)		1.29
Net asset value, end of period	$18.11		$16.32		$15.78	$18.70	$12.66		$13.02
TOTAL RETURN(e)	15.99%		5.06%		(10.90)%	47.71%	(1.48)%		18.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,925		$4,596		$3,711	$3,814	$2,704		$4,604
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.23	%(f)	1.37%		1.33%	1.35%	1.72%		3.27%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.23	%(f)	1.37%		1.33%	1.35%	1.40	%(g)	1.91%
Ratio of net investment loss to average net assets	(0.69	)%(f)	(0.43)%		(0.74)%	(0.73)%	(0.64)%		(0.79)%
Portfolio turnover rate(h)	47%		24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | April 30, 2024

ALPS | Kotak India ESG Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$16.29		$15.74		$18.62	$12.59	$12.99	(a)	$11.72 (a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.04	)(c)	(0.08)	(0.11)	(0.07	)(c)	(0.06)
Net realized and unrealized gain/(loss)	2.60		0.84		(1.82)	6.14	(0.16)		2.13
Total from investment operations	2.54		0.80		(1.90)	6.03	(0.23)		2.07

DISTRIBUTIONS:
From net investment income	–		–		(0.44)	–	–		–
From net realized gains	(0.76)		(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.76)		(0.25)		(0.98)	–	(0.17)		(0.80)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(d)	–	0.00 (d)	–		–
Net increase/(decrease) in net asset value	1.78		0.55		(2.88)	6.03	(0.40)		1.27
Net asset value, end of period	$18.07		$16.29		$15.74	$18.62	$12.59		$12.99
TOTAL RETURN(e)	15.96%		5.14%		(10.70)%	47.90%	(1.80)%		18.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,158		$1,499		$847	$762	$89		$96
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.19	%(f)	1.23%		1.10%	1.30%	1.62%		3.24%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.19	%(f)	1.23%		1.10%	1.30%	1.31	%(g)	1.94%
Ratio of net investment loss to average net assets	(0.65	)%(f)	(0.26)%		(0.51)%	(0.68)%	(0.56)%		(0.52)%
Portfolio turnover rate(h)	47%		24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | April 30, 2024

ALPS | Kotak India ESG Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$14.71		$14.34		$17.18	$11.70	$12.18	(a)	$11.10 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)		(0.15	)(c)	(0.21)	(0.21)	(0.14	)(c)	(0.17)
Net realized and unrealized gain/(loss)	2.33		0.77		(1.67)	5.69	(0.17)		2.05
Total from investment operations	2.22		0.62		(1.88)	5.48	(0.31)		1.88
DISTRIBUTIONS:
From net investment income	–		–		(0.42)	–	–		–
From net realized gains	(0.76)		(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.76)		(0.25)		(0.96)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–		–	–	–		0.00 (d)
Net increase/(decrease) in net asset value	1.46		0.37		(2.84)	5.48	(0.48)		1.08
Net asset value, end of period	$16.17		$14.71		$14.34	$17.18	$11.70		$12.18
TOTAL RETURN(e)	15.48%		4.38%		(11.52)%	46.84%	(2.58)%		17.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,799		$1,210		$1,060	$1,598	$1,868		$2,195
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.96	%(f)	2.00%		2.00%	2.00%	2.37%		3.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.96	%(f)	2.00%		2.00%	2.00%	2.06	%(g)	2.60%
Ratio of net investment loss to average net assets	(1.42	)%(f)	(1.02)%		(1.42)%	(1.37)%	(1.29)%		(1.47)%
Portfolio turnover rate(h)	47%		24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | April 30, 2024

ALPS | Kotak India ESG Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
Net asset value, beginning of period	$17.03		$16.40		$19.35	$13.05	$13.43 (a)		$12.05 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.00	)(c)(d)	(0.07)	(0.07)	(0.03	)(d)	(0.05)
Net realized and unrealized gain/(loss)	2.71		0.88		(1.89)	6.37	(0.18)		2.23
Total from investment operations	2.68		0.88		(1.96)	6.30	(0.21)		2.18
DISTRIBUTIONS:
From net investment income	–		–		(0.45)	–	–		–
From net realized gains	(0.76)		(0.25)		(0.54)	–	(0.17)		(0.80)
Total distributions	(0.76)		(0.25)		(0.99)	–	(0.17)		(0.80)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)		0.00 (c)	0.00 (c)	0.00 (c)		–
Net increase/(decrease) in net asset value	1.92		0.63		(2.95)	6.30	(0.38)		1.38
Net asset value, end of period	$18.95		$17.03		$16.40	$19.35	$13.05		$13.43
TOTAL RETURN(e)	16.09%		5.43%		(10.62)%	48.28%	(1.59)%		18.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,547		$24,026		$15,664	$16,053	$21,861		$21,989
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.91	%(f)	1.00%		1.00%	1.00%	1.36%		2.93%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.91	%(f)	1.00%		1.00%	1.00%	1.06	%(g)	1.60%
Ratio of net investment loss to average net assets	(0.37	)%(f)	(0.02)%		(0.41)%	(0.45)%	(0.28)%		(0.39)%
Portfolio turnover rate(h)	47%		24%		18%	29%	90%		56%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | April 30, 2024

ALPS | Kotak India ESG Fund – Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$17.20		$16.52	$19.45	$13.08	$13.50	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.02)		0.03	(0.03)	(0.02)	0.02
Net realized and unrealized gain/(loss)	2.74		0.90	(1.90)	6.39	(0.44)
Total from investment operations	2.72		0.93	(1.93)	6.37	(0.42)

DISTRIBUTIONS:
From net investment income	–		–	(0.46)	–	–
From net realized gains	(0.76)		(0.25)	(0.54)	–	–
Total distributions	(0.76)		(0.25)	(1.00)	–	–

Net increase/(decrease) in net asset value	1.96		0.68	(2.93)	6.37	(0.42)
Net asset value, end of period	$19.16		$17.20	$16.52	$19.45	$13.08
TOTAL RETURN(c)	16.17%		5.69%	(10.42)%	48.70%	(3.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$348,467		$291,815	$336,535	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.88	%(d)	0.88%	0.88%	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)	0.75%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	(0.21	)%(d)	0.16%	(0.16)%	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	47%		24%	18%	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35 | April 30, 2024

ALPS Global Opportunity Fund

Management Commentary	April 30, 2024 (Unaudited)

Market Review

Stock markets rallied in the six-month period ended April 30, 2024, following the Federal Reserve (Fed) meeting on November 1, 2023. The ten-year treasury jumped in 2023 from a low of 3.3% to 5% just prior to the Fed meeting. Rates dropped and stocks jumped after comments from the Fed raised confidence of moderating inflation and interest rate cuts in 2024.

The S&P 500 Index was up 21% in the six-month period end April 30, 2024. Small stocks finally participated, with the Russell 2000 Index up 19.6%. Interest rate sensitive sectors, such as technology, outperformed, with the S&P Information Technology Index up 24.9%. The S&P 500 Healthcare Sector Index underperformed the overall S&P 500 Index by increasing only 13.6%.

Volatility picked up in March as employment and inflation numbers remained strong. The Consumer Price Index (CPI) moderated last June to 3% but has since strengthened to 3.4%. The prospect of interest rate cuts in 2024 has been diminishing.

Portfolio Review

For the first half of fiscal year ended April 30, 2024, the ALPS Global Opportunity Fund (LPEFX) increased 24.7%. The fund’s primary index of Morningstar Developed Markets Index-Net of Fees was up 20.2% for the same period.

This six-month period was strong across the portfolio with nearly all stocks in the green. British Pound holdings contributed the majority of the fund’s outperformance. A small exposure to the relatively weak healthcare sector also contributed positively. Small companies within the fund’s portfolio were noticeably up less than larger market capitalization stocks. The outperformance would have been better when considering the 112% return of NVIDIA Corp, which added 2.3% to the benchmark index.

The U.S. Dollar Index was nearly unchanged in the period. However, the British Pound appreciated 2.7% which helped the fund by 1% over the benchmark.

During the six months through April 2024, the fund added nine new positions and sold six names, ending with 52 positions.

Net contributors to performance included:

●	KKR & Co Inc.

●	3i Group PLC

●	Intermediate Capital Group

Net detractors from performance included:

●	EQT AB

●	UnitedHealth Group Inc.

●	The Liberty SiriusXM Group

Outlook (as of April 30, 2024)

We believe the monetary tightening cycle is nearing the end globally. However, the Federal Reserve remains in a difficult position with inflation moderating but no longer trending toward the 2% target. The United States is an exception because of continued massive deficit spending. Congress has not been able to curtail spending and is unlikely to take action in 2024 as elections loom.

Corporate profits and consumer spending has been strong. Economic growth is no longer a concern in 2024. Therefore, it is our opinion the Fed will not be lowering rates this year. The result should be continued volatility from interest rate fears pushing down stocks followed by strong earnings reports pushing stocks up.

Low merger and acquisition activity since 2021 has held back private equity stocks in the fund. Activity in early 2024 improved, with several transactions of large capitalization companies. We believe the fund will benefit as lower and mid-market sized transactions build over the next couple of years. In the meantime, we believe the fund will be well diversified to absorb anticipated volatility.

Thank you for your continued support.

Andrew Drummond

Portfolio Manager

36 | April 30, 2024

ALPS Global Opportunity Fund

Management Commentary	April 30, 2024 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

37 | April 30, 2024

ALPS Global Opportunity Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio*	What You Pay*
Investor# (NAV)	24.70%	25.15%	2.19%	8.59%	7.63%	2.64%	2.64%
Class A (NAV)	24.66%	25.10%	2.20%	8.60%	7.64%	2.64%	2.64%
Class A (LOAD)	17.73%	18.13%	0.28%	7.39%	7.02%
Class C (NAV)	24.32%	24.32%	1.47%	7.79%	6.85%	3.31%	3.24%
Class C (LOAD)	23.32%	23.32%	1.47%	7.79%	6.85%
Class I	24.75%	25.61%	2.49%	8.87%	7.93%	2.30%	2.24%
Class R	24.73%	25.03%	2.02%	8.37%	7.45%	2.75%	2.74%
Morningstar Developed Markets Index[1]	20.18%	17.69%	4.76%	9.86%	8.59%
Red Rocks Global Listed Private Equity Index[2]	35.45%	29.33%	-0.24%	8.25%	7.81%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

38 | April 30, 2024

ALPS Global Opportunity Fund

Performance Update	April 30, 2024 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Advisor. An investor may not invest directly in an index.

*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

39 | April 30, 2024

ALPS Global Opportunity Fund

Performance Update	April 30, 2024 (Unaudited)

Top Ten Holdings (as a% of Net Assets) †

3i Group PLC	4.83%
KKR & Co., Inc.	4.64%
Ares Management LP	4.51%
HgCapital Trust PLC	4.47%
HarbourVest Global Private Equity, Ltd.	3.91%
Intermediate Capital Group PLC	3.71%
Brederode SA	3.69%
Blackstone, Inc.	3.43%
Partners Group Holding AG	3.43%
Oakley Capital Investments, Ltd.	3.08%
Top Ten Holdings	39.70%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

40 | April 30, 2024

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS (19.33%)
3i Infrastructure PLC	135,389	$563,353
Abrdn Private Equity Opportunities Trust PLC	151,573	1,082,047
HarbourVest Global Private Equity, Ltd.(a)	86,363	2,468,299
HBM Healthcare Investments AG, Class A	3,367	682,740
HgCapital Trust PLC	474,260	2,820,706
ICG Enterprise Trust PLC	56,602	853,095
NB Private Equity Partners, Ltd.	39,577	806,089
Oakley Capital Investments, Ltd.	331,505	1,942,744
Pantheon International PLC Fund(a)	241,405	983,745

TOTAL CLOSED-END FUNDS
(Cost $9,629,150)		12,202,818

COMMON STOCKS (69.62%)
Communications (2.89%)
Internet (2.03%)
Amazon.com, Inc.(a)	3,630	635,250
GoDaddy, Inc.(a)	5,285	646,778
		1,282,028

Media (0.86%)
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	22,625	544,358

TOTAL COMMUNICATIONS		1,826,386

Consumer Discretionary (1.63%)
Retail (1.63%)
Wesfarmers, Ltd.	24,000	1,028,139

TOTAL CONSUMER DISCRETIONARY		1,028,139

Consumer Staples (2.57%)
Retail (2.57%)
Costco Wholesale Corp.	2,245	1,622,910

TOTAL CONSUMER STAPLES		1,622,910

Financials (45.54%)
Diversified Financial Services (23.06%)
Apollo Global Management, Inc.	12,175	1,319,526
Ares Management LP, Class A	21,390	2,846,795
Berkshire Hathaway, Inc., Class B(a)	4,805	1,906,288
Blackstone, Inc., Class A	18,585	2,167,197
KKR & Co., Inc., Class A	31,485	2,930,309
Mastercard, Inc., Class A	1,465	661,008
Partners Group Holding AG	1,681	2,162,717
StepStone Group, Inc., Class A	15,540	560,528
		14,554,368
	Shares	Value (Note 2)
Investment Companies (11.32%)
3i Group PLC	85,400	$3,051,117
Eurazeo SE	7,075	637,300
Investor AB, B Shares	51,910	1,271,419
Italmobiliare SpA	17,685	651,135
Mutares SE & Co. KGaA	34,230	1,534,142
		7,145,113

Private Equity (11.16%)
Altamir	38,218	1,069,997
Brederode SA	19,454	2,330,225
Clairvest Group, Inc.	12,285	655,010
EQT AB	24,050	648,854
Intermediate Capital Group PLC	89,725	2,338,579
		7,042,665

TOTAL FINANCIALS		28,742,146

Health Care (2.97%)
Healthcare-Services (2.97%)
Chemed Corp.	2,210	1,255,280
UnitedHealth Group, Inc.	1,280	619,136
		1,874,416

TOTAL HEALTH CARE		1,874,416

Industrials (6.82%)
Aerospace/Defense (1.06%)
Lockheed Martin Corp.	1,435	667,175

Commercial Services (1.12%)
Ashtead Group PLC	9,710	705,060

Electrical Equipment (1.80%)
Melrose Industries PLC	144,640	1,136,337

Electronics (0.74%)
OEM International AB, Class B	47,750	471,417

Machinery-Diversified (2.10%)
CSW Industrials, Inc.	2,675	635,633
Dover Corp.	3,845	689,409
		1,325,042

TOTAL INDUSTRIALS		4,305,031

Technology (7.20%)
Computers (0.90%)
Accenture PLC, Class A	1,890	568,720

Software (6.30%)
Constellation Software, Inc.	599	1,542,167
Fiserv, Inc.(a)	4,130	630,527
Lumine Group, Inc.(a)(b)	20,955	574,011

See Notes to Financial Statements.

41 | April 30, 2024

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Software (continued)
Microsoft Corp.	1,540	$599,568
Paychex, Inc.	5,285	627,911
		3,974,184

TOTAL TECHNOLOGY		4,542,904

TOTAL COMMON STOCKS
(Cost $31,120,519)		43,941,932

BUSINESS DEVELOPMENT COMPANIES (7.43%)
Financials (7.43%)
Investment Companies (6.37%)
Ares Capital Corp.	61,765	1,272,977
Blue Owl Capital Corp.	48,550	771,945
Carlyle Secured Lending, Inc.	36,050	618,978
FS KKR Capital Corp.	70,820	1,354,078
		4,017,978

Private Equity (1.06%)
Hercules Capital, Inc.	34,930	667,862

TOTAL FINANCIALS		4,685,840

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $4,453,700)		4,685,840

PREFERRED STOCK (1.70%)
Financials (1.70%)
Investment Companies (1.70%)
Compass Diversified Holdings, Series C, 7.875%(c)	42,936	1,073,400

TOTAL FINANCIALS		1,073,400

TOTAL PREFERRED STOCK
(Cost $976,103)		1,073,400
	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.71%)
Money Market Fund (2.71%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.250%	1,707,778	$1,707,778

TOTAL MONEY MARKET FUND			1,707,778

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,707,778)			1,707,778

TOTAL INVESTMENTS (100.79%)
(Cost $47,887,250)			$63,611,768

Liabilities In Excess Of Other Assets (-0.79%)			(496,176)

NET ASSETS (100.00%)			$63,115,592

(a)	Non-Income Producing Security.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines utilized by the Valuation Designee. As of April 30, 2024 the aggregate market value of those securities was $574,011, representing 0.91% of net assets.

(c)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

42 | April 30, 2024

ALPS Global Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at April 30, 2024	Fund Delivering	U.S. $ Value at April 30, 2024	Unrealized Appreciation
State Street Bank & Trust Company	05/17/24	USD	$1,570,650	GBP	$1,562,060	$8,590
State Street Bank & Trust Company	07/26/24	USD	$2,557,158	GBP	$2,512,825	44,333
						$52,923

See Notes to Financial Statements.

43 | April 30, 2024

ALPS Global Opportunity Fund

Statement of Assets and Liabilities	April 30, 2024 (Unaudited)

ASSETS
Investments, at value	$63,611,768
Foreign currency, at value (Cost $4,673)	4,682
Unrealized appreciation on forward foreign currency contracts	52,923
Receivable for investments sold	2,191,075
Receivable for shares sold	13,602
Dividends receivable	181,541
Prepaid expenses and other assets	48,909
Total Assets	66,104,500
LIABILITIES
Payable for investments purchased	2,859,263
Payable for shares redeemed	5,939
Investment advisory fees payable	41,361
Administration and transfer agency fees payable	12,255
Distribution and services fees payable	22,462
Professional fees payable	9,842
Custody fees payable	28,359
Accrued expenses and other liabilities	9,427
Total Liabilities	2,988,908
NET ASSETS	$63,115,592
NET ASSETS CONSIST OF
Paid-in capital	$47,980,543
Total distributable earnings/(accumulated losses)	15,135,049
NET ASSETS	$63,115,592
INVESTMENTS, AT COST	$47,887,250
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$6.64
Net Assets	$10,736,953
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,616,072
Class A:
Net Asset Value, offering and redemption price per share	$6.60
Net Assets	$10,410,797
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,577,503
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.98
Class C:
Net Asset Value, offering and redemption price per share(a)	$5.78
Net Assets	$1,713,052
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	296,212
Class I:
Net Asset Value, offering and redemption price per share	$6.90
Net Assets	$35,939,484
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,206,153
Class R:
Net Asset Value, offering and redemption price per share	$4.82
Net Assets	$4,315,306
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	895,643

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

44 | April 30, 2024

ALPS Global Opportunity Fund

Statement of Operations	For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME
Dividends	$716,788
Foreign taxes withheld on dividends	(2,155)
Total Investment Income	714,633

EXPENSES
Investment advisory fees	249,112
Administrative fees	33,365
Transfer agency fees	20,814
Distribution and service fees
Investor Class	17,517
Class A	11,070
Class C	10,343
Class R	11,207
Professional fees	10,994
Reports to shareholders and printing fees	3,684
State registration fees	36,434
Insurance fees	419
Custody fees	5,606
Trustees' fees and expenses	2,419
Repayment of previously waived fees
Investor Class	423
Class A	181
Class R	255
Miscellaneous expenses	8,888
Total Expenses	422,731
Less fees waived/reimbursed by investment advisor (Note 8)
Class C	(660)
Class I	(6,321)
Class R	(42)
Net Expenses	415,708
Net Investment Income	298,925
Net realized gain on investments	3,674,885
Net realized loss on foreign currency transactions	(7,307)
Net realized loss on forward contracts	(80,949)
Net Realized Gain	3,586,629
Net change in unrealized appreciation on investments	8,626,571
Net change in unrealized appreciation on forward contract	43,526
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(4,339)
Net Change in Unrealized Appreciation	8,665,758
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,252,387
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,551,312

See Notes to Financial Statements.

45 | April 30, 2024

ALPS Global Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$298,925	$769,160
Net realized gain	3,586,629	818,981
Net change in unrealized appreciation	8,665,758	5,072,477
Net Increase in Net Assets Resulting from Operations	12,551,312	6,660,618

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(569,724)	–
Class A	(315,706)	–
Class C	(136,355)	–
Class I	(1,810,004)	–
Class R	(339,038)	–
Net Decrease in Net Assets from Distributions	(3,170,827)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	327,089	188,818
Class A	9,246,800	2,103,737
Class C	101,738	–
Class I	2,865,878	8,125,624
Class R	104,345	301,435
Dividends reinvested
Investor Class	486,607	–
Class A	289,805	–
Class C	122,517	–
Class I	1,706,420	–
Class R	339,038	–
Shares redeemed, net of redemption fees
Investor Class	(1,128,412)	(2,152,999)
Class A	(5,698,506)	(1,914,379)
Class C	(937,314)	(2,892,700)
Class I	(4,357,343)	(18,427,379)
Class R	(786,144)	(873,064)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	2,682,518	(15,540,907)

Net increase/(decrease) in net assets	12,063,003	(8,880,289)

NET ASSETS
Beginning of period	51,052,589	59,932,878
End of period	$63,115,592	$51,052,589

See Notes to Financial Statements.

46 | April 30, 2024

ALPS Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.64		$5.09	$9.39	$6.47	$7.71	$6.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03		0.07	0.05	0.00 (c)	0.06	0.12
Net realized and unrealized gain/(loss)	1.32		0.48	(2.37)	3.22	(0.23)	1.09
Total from investment operations	1.35		0.55	(2.32)	3.22	(0.17)	1.21
DISTRIBUTIONS:
From net investment income	(0.35)		–	(1.25)	–	(0.60)	(0.06)
From net realized gains	–		–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	(0.35)		–	(1.98)	(0.30)	(1.07)	(0.29)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	1.00		0.55	(4.30)	2.92	(1.24)	0.92
Net asset value, end of period	$6.64		$5.64	$5.09	$9.39	$6.47	$7.71
TOTAL RETURN(d)	24.70%		10.81%	(30.83)%	51.18%	(3.20)%	18.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,737		$9,379	$10,256	$20,967	$15,580	$25,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.57	%(f)	1.59%	1.46%	1.49%	1.47%	1.44%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.57	%(f)	1.59%	1.46%	1.49%	1.47%	1.44%
Ratio of net investment income to average net assets(e)	0.86	%(f)	1.20%	0.81%	0.01%	0.86%	1.71%
Portfolio turnover rate(g)	23%		21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

47 | April 30, 2024

ALPS Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.61		$5.06	$9.35	$6.45	$7.67	$6.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03		0.07	0.05	0.00 (c)	0.04	0.20
Net realized and unrealized gain/(loss)	1.31		0.48	(2.36)	3.20	(0.20)	0.99
Total from investment operations	1.34		0.55	(2.31)	3.20	(0.16)	1.19

DISTRIBUTIONS:
From net investment income	(0.35)		–	(1.25)	–	(0.60)	(0.08)
From net realized gains	–		–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	(0.35)		–	(1.98)	(0.30)	(1.07)	(0.31)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (c)	0.01	–
Net increase/(decrease) in net asset value	0.99		0.55	(4.29)	2.90	(1.22)	0.88
Net asset value, end of period	$6.60		$5.61	$5.06	$9.35	$6.45	$7.67
TOTAL RETURN(d)	24.66%		10.87%	(30.85)%	51.02%	(2.92)%	18.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,411		$5,379	$4,710	$4,188	$2,544	$790
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.55	%(f)	1.57%	1.49%	1.47%	1.51%	1.48%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.55	%(f)	1.57%	1.49%	1.47%	1.51%	1.48%
Ratio of net investment income to average net assets(e)	0.89	%(f)	1.24%	0.88%	0.05%	0.62%	2.74%
Portfolio turnover rate(g)	23%		21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48 | April 30, 2024

ALPS Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$4.96		$4.50	$8.59	$5.98	$7.25	$6.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.01		0.03	0.00 (c)	(0.06)	0.01	0.06
Net realized and unrealized gain/(loss)	1.16		0.43	(2.12)	2.97	(0.22)	1.03
Total from investment operations	1.17		0.46	(2.12)	2.91	(0.21)	1.09
DISTRIBUTIONS:
From net investment income	(0.35)		–	(1.24)	–	(0.59)	(0.02)
From net realized gains	–		–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	(0.35)		–	(1.97)	(0.30)	(1.06)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.82		0.46	(4.09)	2.61	(1.27)	0.84
Net asset value, end of period	$5.78		$4.96	$4.50	$8.59	$5.98	$7.25
TOTAL RETURN(d)	24.32%		10.22%	(31.48)%	50.14%	(4.01)%	17.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,713		$2,098	$4,507	$10,883	$9,061	$16,256
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.31	%(f)	2.32%	2.23%	2.20%	2.22%	2.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.25	%(f)	2.25%	2.23%	2.20%	2.22%	2.16%
Ratio of net investment income/(loss) to average net assets(e)	0.22	%(f)	0.52%	0.03%	(0.73)%	0.12%	0.86%
Portfolio turnover rate(g)	23%		21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

49 | April 30, 2024

ALPS Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$5.85		$5.25	$9.61	$6.61	$7.84	$6.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04		0.09	0.07	0.02	0.07	0.13
Net realized and unrealized gain/(loss)	1.37		0.51	(2.44)	3.28	(0.23)	1.10
Total from investment operations	1.41		0.60	(2.37)	3.30	(0.16)	1.23
DISTRIBUTIONS:
From net investment income	(0.36)		–	(1.26)	–	(0.60)	(0.08)
From net realized gains	–		–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	(0.36)		–	(1.99)	(0.30)	(1.07)	(0.31)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	1.05		0.60	(4.36)	3.00	(1.23)	0.92
Net asset value, end of period	$6.90		$5.85	$5.25	$9.61	$6.61	$7.84
TOTAL RETURN(d)	24.75%		11.43%	(30.69)%	51.31%	(2.93)%	18.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,939		$30,176	$36,321	$69,176	$55,950	$141,286
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.29	%(f)	1.31%	1.22%	1.20%	1.22%	1.19%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.25	%(f)	1.25%	1.22%	1.20%	1.22%	1.19%
Ratio of net investment income to average net assets(e)	1.18	%(f)	1.55%	1.07%	0.29%	1.08%	1.80%
Portfolio turnover rate(g)	23%		21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

50 | April 30, 2024

ALPS Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
Net asset value, beginning of period	$4.18		$3.78	$7.50	$5.23	$6.45	$5.75
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.02		0.04	0.03	(0.01)	0.03	0.09
Net realized and unrealized gain/(loss)	0.97		0.36	(1.77)	2.58	(0.18)	0.90
Total from investment operations	0.99		0.40	(1.74)	2.57	(0.15)	0.99
DISTRIBUTIONS:
From net investment income	(0.35)		–	(1.25)	–	(0.60)	(0.06)
From net realized gains	–		–	(0.73)	(0.30)	(0.47)	(0.23)
Total distributions	(0.35)		–	(1.98)	(0.30)	(1.07)	(0.29)
Net increase/(decrease) in net asset value	0.64		0.40	(3.72)	2.27	(1.22)	0.70
Net asset value, end of period	$4.82		$4.18	$3.78	$7.50	$5.23	$6.45
TOTAL RETURN(c)	24.73%		10.58%	(30.92)%	50.86%	(3.56)%	18.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,315		$4,021	$4,140	$6,987	$5,231	$5,782
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.75	%(e)	1.76%	1.68%	1.65%	1.68%	1.61%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.75	%(e)	1.75%	1.68%	1.65%	1.68%	1.61%
Ratio of net investment income/(loss) to average net assets(d)	0.70	%(e)	1.04%	0.61%	(0.17)%	0.61%	1.51%
Portfolio turnover rate(f)	23%		21%	27%	43%	41%	28%

(a)	Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(e)	Annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

51 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Management Commentary	April 30, 2024 (Unaudited)

Six Months in Review (November 2023 – April 2024):

The period from 11/01/2023 to 4/30/2024 was defined by the market’s views on the Federal Reserve’s next steps. Looking at US 10-Year yields, we saw a strong rally, with rates bottoming around 3.75% towards the end of December, before retracing back to above 4.6% by April 2024. This movement can be viewed as the market’s expectations for the Fed to “pivot” towards cutting rates. To close 2023, investors began to price in several rate cuts in 2024. However, as inflation has remained stickier than expected, the 10-Year yield has risen to a level that implies only the potential for a cut by the end of 2024, in our view.

From an Equity perspective, the expectation for the Fed’s “pivot” kicked off a rally that continued through the time period, despite the bond market expecting a later “pivot.” In the US, the S&P 500 led international stock indexes, with the Information Technology driving returns, both spurred on by expectations for lower rates and excitement around AI.

Developed international equities and emerging market equities underperformed US equities during the period, with emerging lagging developed. Specifically, China has continued to drag down emerging returns.

Outlook (as of April 30,2024):

In the period from 11/01/2023 to 4/30/2024, equity markets were able to reestablish a positive trend. We remain cautiously optimistic on stocks, particularly US equities. Just as in the previous 6 months, the Federal Reserve and their fight against inflation will take center stage.

In our highest probability Base Case, inflation continues to cool (though at an uneven pace), allowing equity markets to moderately continue their uptrend. In a more optimistic Bull Case scenario, inflation cools at a faster and more consistent pace, allowing the Fed to decisively pivot to an easing policy. On the other hand, our Bear Case outcome would involve the return of high inflation and anemic economic growth, placing the Fed in an impossible position, a catalyst for a stock and bond bear market. However, we place a smaller chance on this negative outcome, with a majority of our potential outcomes resulting in positive market returns in 2024.

Given our Base Case involves moderately positive but choppy returns, we believe our ‘P.A.T.T.Y’* theme (*‘Pay Attention to the Yield’ - a focus on investments with strong yields and cash flows to support them) could be an effective strategy. Specifically, growth stocks with stable and growing free cash flow, cyclical stocks with well-funded dividends, and alternative yield strategies designed to benefit from market volatility are all attractive opportunities in our Base case scenario.

TRAILING 6 MONTHS ATTRIBUTION

RiverFront Asset Allocation Growth and Income

Over the six months in review, the RiverFront Asset Allocation Growth & Income mutual fund underperformed the benchmark.

Dan Zolet, CFA

Associate Portfolio Manager

RiverFront Investment Group, LLC

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, subject to change, and may not reflect the writer's current views. The views expressed are those of the author only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

52 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio*	What You Pay*
Investor# (NAV)	13.86%	10.15%	2.03%	4.87%	4.81%	6.14%	0.92%	0.92%
Class A (NAV)	13.79%	10.17%	2.04%	4.86%	4.81%	6.14%	0.92%	0.92%
Class A (LOAD)	7.51%	4.11%	0.12%	3.68%	4.22%	5.70%
Class C (NAV)	13.44%	9.35%	1.26%	4.08%	4.02%	5.34%	1.67%	1.67%
Class C (LOAD)	12.44%	8.35%	1.26%	4.08%	4.02%	5.34%
Class I (NAV)	13.94%	10.44%	2.28%	5.12%	5.07%	6.40%	0.67%	0.67%
Morningstar Global Markets Index[1]	19.66%	16.98%	3.67%	9.05%	7.99%	9.09%
Bloomberg US Aggregate Bond Index[2]	4.97%	-1.47%	-3.54%	-0.16%	1.20%	1.80%
60% Morningstar Global Markets Index / 40% Bloomberg US Aggregate Bond Index[1,2]	13.63%	9.37%	0.90%	5.59%	5.46%	6.38%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

53 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2024 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Markets Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	Please see the prospectus dated February 28, 2024 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	19.17%
First Trust RiverFront Dynamic Developed International ETF	13.94%
JPMorgan Equity Premium Income ETF	11.20%
Vanguard Long-Term Corporate Bond ETF	9.56%
iShares® Core S&P 500® ETF	6.70%
RiverFront Dynamic Core Income ETF	6.67%
iShares U.S. Technology ETF	4.73%
ALPS Active Equity Opportunity ETF	3.72%
First Trust RiverFront Dynamic Emerging Markets ETF	3.53%
Riverfront Strategic Income Fund	3.53%
Top Ten Holdings	82.75%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

54 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.00%)
Debt (27.51%)
Invesco BulletShares 2029 Corporate Bond ETF	40,793	$730,603
iShares® 7-10 Year Treasury Bond ETF	18,578	1,698,586
JPMorgan USD Emerging Markets Sovereign Bond ETF	14,519	552,923
PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	15,851	1,115,752
RiverFront Dynamic Core Income ETF(a)	232,019	5,066,251
Riverfront Strategic Income Fund(a)	119,139	2,677,196
VanEck Fallen Angel High Yield Bond ETF	63,300	1,789,491
Vanguard® Long-Term Corporate Bond ETF	97,964	7,257,173
		20,887,975
Equity (69.49%)
ALPS Active Equity Opportunity ETF(a)	55,671	2,824,346
Energy Select Sector SPDR® Fund	9,078	848,975
First Trust RiverFront Dynamic Developed International ETF(a)	169,100	10,580,587
First Trust RiverFront Dynamic Emerging Markets ETF(a)	43,483	2,677,248
iShares® Core S&P® 500® ETF	10,081	5,085,260
iShares® MSCI Europe Financials ETF	34,405	765,511
iShares® U.S. Technology ETF	28,004	3,589,273
JPMorgan Equity Premium Income ETF	152,053	8,504,324
JPMorgan Nasdaq Equity Premium Income ETF	36,732	1,911,533
RiverFront Dynamic US Dividend Advantage ETF(a)	296,736	14,555,109
VanEck Semiconductor ETF	2,736	585,750
WisdomTree® Europe Hedged Equity Fund	17,704	824,121
		52,752,037
TOTAL EXCHANGE TRADED FUNDS
(Cost $64,987,670)		73,640,012
	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.06%)
Money Market Fund (3.06%)
State Street Institutional Treasury Plus Money Market Fund- Premier Class	5.250%	2,320,688	$2,320,688

TOTAL MONEY MARKET FUND			2,320,688

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,320,688)			2,320,688

TOTAL INVESTMENTS (100.06%)
(Cost $67,308,358)			$75,960,700

Liabilities In Excess Of Other Assets (-0.06%)			(43,850)

NET ASSETS (100.00%)			$75,916,850

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

55 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Statement of Assets and Liabilities	April 30, 2024 (Unaudited)

RiverFront Asset Allocation Growth & Income
ASSETS
Investments, at value	$37,579,963
Investments in affiliates, at value	38,380,737
Receivable for shares sold	11,158
Dividends and interest receivable	7,296
Total Assets	75,979,154
LIABILITIES
Payable for investments purchased	18,191
Payable for shares redeemed	75
Unitary administrative fees payable	33,080
Distribution and services fees payable	10,958
Total Liabilities	62,304
NET ASSETS	$75,916,850
NET ASSETS CONSIST OF
Paid-in capital	$68,810,626
Total distributable earnings/(accumulated losses)	7,106,224
NET ASSETS	$75,916,850
INVESTMENTS, AT COST	$36,710,172
INVESTMENTS IN AFFILIATES, AT COST	$30,598,186

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.12
Net Assets	$8,104,307
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	617,648
Class A:
Net Asset Value, offering and redemption price per share	$13.10
Net Assets	$20,907,622
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,595,516
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.87
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.59
Net Assets	$5,754,757
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	457,039
Class I:
Net Asset Value, offering and redemption price per share	$13.07
Net Assets	$41,150,164
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,147,271

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

56 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Statement of Operations	For the Six Months Ended April 30, 2024 (Unaudited)

RiverFront Asset Allocation Growth & Income
INVESTMENT INCOME
Dividends	$795,450
Dividends from affiliated securities	526,421
Total Investment Income	1,321,871

EXPENSES
Unitary administrative fees	97,344
Distribution and service fees
Investor Class	10,061
Class A	25,871
Class C	33,509
Total Expenses	166,785
Net Expenses	166,785
Net Investment Income	1,155,086
Net realized loss on investments	(1,135,211)
Net realized gain on investments - affiliated securities	869,895
Net realized loss	(265,316)
Net change in unrealized appreciation on investments	4,815,253
Net change in unrealized appreciation on investments - affiliated securities	4,318,648
Net change in unrealized appreciation	9,133,901
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,868,585
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,023,671

See Notes to Financial Statements.

57 | April 30, 2024

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$1,155,086	$2,785,844
Net realized loss	(265,316)	(726,577)
Net change in unrealized appreciation	9,133,901	2,228,140
Net Increase in Net Assets Resulting from Operations	10,023,671	4,287,407
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(96,942)	(647,846)
Class A	(249,573)	(1,384,895)
Class C	(62,181)	(779,705)
Class I	(552,419)	(3,343,761)
Net Decrease in Net Assets from Distributions	(961,115)	(6,156,207)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	35,575	78,472
Class A	1,589,555	3,733,571
Class C	312,221	205,272
Class I	2,364,210	3,084,085
Dividends reinvested
Investor Class	94,122	636,855
Class A	245,297	1,366,683
Class C	61,108	756,170
Class I	538,146	3,255,904
Shares redeemed
Investor Class	(643,984)	(2,105,984)
Class A	(2,406,688)	(4,238,648)
Class C	(2,577,684)	(7,143,443)
Class I	(6,730,033)	(12,937,619)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,118,155)	(13,308,682)
Net increase/(decrease) in net assets	1,944,401	(15,177,482)
NET ASSETS
Beginning of period	73,972,449	89,149,931
End of period	$75,916,850	$73,972,449

See Notes to Financial Statements.

58 | April 30, 2024

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.66		$12.00	$14.45	$11.84	$12.02	$13.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.40	0.37	0.14	0.18	0.23
Net realized and unrealized gain/(loss)	1.43		0.14	(2.49)	2.62	(0.16)	0.41
Total from investment operations	1.62		0.54	(2.12)	2.76	0.02	0.64
DISTRIBUTIONS:
From net investment income	(0.16)		(0.42)	(0.33)	(0.14)	(0.20)	(0.21)
From net realized gains	–		(0.46)	–	–	–	(1.78)
Tax return of capital	–		–	–	(0.01)	–	–
Total distributions	(0.16)		(0.88)	(0.33)	(0.15)	(0.20)	(1.99)
Net increase/(decrease) in net asset value	1.46		(0.34)	(2.45)	2.61	(0.18)	(1.35)
Net asset value, end of period	$13.12		$11.66	$12.00	$14.45	$11.84	$12.02
TOTAL RETURN(b)	13.86%		4.53%	(14.82)%	23.40%	0.27%	6.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,104		$7,687	$9,269	$6,921	$6,802	$8,864
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(c)(e)	2.90	%(d)	3.29%	2.84%	1.04%	1.57%	1.91%
Portfolio turnover rate(f)	36%		13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

59 | April 30, 2024

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.65		$11.99	$14.43	$11.83	$12.01	$13.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.40	0.37	0.14	0.18	0.25
Net realized and unrealized gain/(loss)	1.42		0.14	(2.48)	2.61	(0.16)	0.39
Total from investment operations	1.61		0.54	(2.11)	2.75	0.02	0.64

DISTRIBUTIONS:
From net investment income	(0.16)		(0.42)	(0.33)	(0.14)	(0.20)	(0.21)
From net realized gains	–		(0.46)	–	–	–	(1.78)
From tax return of capital	–		–	–	(0.01)	–	–
Total distributions	(0.16)		(0.88)	(0.33)	(0.15)	(0.20)	(1.99)

Net increase/(decrease) in net asset value	1.45		(0.34)	(2.44)	2.60	(0.18)	(1.35)
Net asset value, end of period	$13.10		$11.65	$11.99	$14.43	$11.83	$12.01
TOTAL RETURN(b)	13.79%		4.54%	(14.76)%	23.34%	0.28%	6.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,908		$19,110	$18,794	$6,139	$4,489	$3,839
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets(c)(e)	2.89	%(d)	3.26%	2.89%	1.05%	1.52%	2.13%
Portfolio turnover rate(f)	36%		13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60 | April 30, 2024

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.20		$11.57	$13.94	$11.45	$11.65	$13.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.31	0.26	0.04	0.09	0.13
Net realized and unrealized gain/(loss)	1.37		0.11	(2.39)	2.52	(0.15)	0.40
Total from investment operations	1.50		0.42	(2.13)	2.56	(0.06)	0.53
DISTRIBUTIONS:
From net investment income	(0.11)		(0.33)	(0.24)	(0.06)	(0.14)	(0.13)
From net realized gains	–		(0.46)	–	–	–	(1.78)
Tax return of capital	–		–	–	(0.01)	–	–
Total distributions	(0.11)		(0.79)	(0.24)	(0.07)	(0.14)	(1.91)
Net increase/(decrease) in net asset value	1.39		(0.37)	(2.37)	2.49	(0.20)	(1.38)
Net asset value, end of period	$12.59		$11.20	$11.57	$13.94	$11.45	$11.65
TOTAL RETURN(b)	13.44%		3.68%	(15.39)%	22.44%	(0.44)%	5.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,755		$7,118	$13,432	$11,049	$13,642	$19,798
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(c)(e)	2.18	%(d)	2.60%	2.03%	0.29%	0.82%	1.15%
Portfolio turnover rate(f)	36%		13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

61 | April 30, 2024

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$11.62		$11.96	$14.40	$11.79	$11.97	$13.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.43	0.40	0.18	0.22	0.26
Net realized and unrealized gain/(loss)	1.42		0.14	(2.48)	2.61	(0.18)	0.41
Total from investment operations	1.62		0.57	(2.08)	2.79	0.04	0.67
DISTRIBUTIONS:
From net investment income	(0.17)		(0.45)	(0.36)	(0.16)	(0.22)	(0.23)
From net realized gains	–		(0.46)	–	–	–	(1.78)
Tax return of capital	–		–	–	(0.02)	–	–
Total distributions	(0.17)		(0.91)	(0.36)	(0.18)	(0.22)	(2.01)
Net increase/(decrease) in net asset value	1.45		(0.34)	(2.44)	2.61	(0.18)	(1.34)
Net asset value, end of period	$13.07		$11.62	$11.96	$14.40	$11.79	$11.97
TOTAL RETURN(b)	13.94%		4.80%	(14.60)%	23.79%	0.46%	7.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$41,150		$40,057	$47,655	$40,106	$34,529	$49,610
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets(c)(e)	3.15	%(d)	3.54%	3.06%	1.29%	1.83%	2.17%
Portfolio turnover rate(f)	36%		13%	127%	13%	33%	62%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

62 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following four funds: ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund, ALPS | Kotak India ESG Fund, ALPS Global Opportunity Fund, and RiverFront Asset Allocation Growth & Income (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund seeks to maximize real returns, consistent with prudent investment management. ALPS | Kotak India ESG Fund seeks to achieve long-term capital appreciation. The ALPS Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund (the “CoreCommodity Fund”). All intercompany transactions have been eliminated upon consolidation. The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2024, net assets of the CoreCommodity Fund were $1,036,631,747 of which $222,077,924 or 21.42%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies”.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

63 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limited move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India ESG Fund and ALPS Global Opportunity Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the Valuation Designee. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Funds' portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Trust’s Board of Trustees (the “Board” or "Trustees") has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the Valuation Designee. The fair valuation policies and procedures (“FV Procedures”) are utilized by the Valuation Designee for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

64 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2024:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$282,260,814	$–	$1,149	$282,261,963
Master Limited Partnerships(a)	1,102,294	–	–	1,102,294
Government Bonds	–	656,233,309	–	656,233,309
Short Term Investments	87,245,103	–	–	87,245,103
Total	$370,608,211	$656,233,309	$1,149	$1,026,842,669
Other Financial Instruments
Assets
Futures Contracts	$24,737,711	$–	$–	$24,737,711
Total Return Swap Contracts	–	6,109	–	6,109
Liabilities
Futures Contracts	(29,021,261)	–	–	(29,021,261)
Total	$(4,283,550)	$6,109	$–	$(4,277,441)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India ESG Fund
Common Stocks
Communication Services	$–	$23,207,019	$–	$23,207,019
Consumer Discretionary	–	29,167,290	–	29,167,290
Consumer Staples	–	20,894,208	–	20,894,208
Energy	–	28,277,681	–	28,277,681
Financials	25,642,720	78,305,318	–	103,948,038
Health Care	–	35,197,731	–	35,197,731
Industrials	1,007,056	48,984,039	–	49,991,095
Information Technology	23,187,620	14,311,823	–	37,499,443
Materials	–	27,416,018	–	27,416,018
Real Estate	–	14,094,410	–	14,094,410
Utilities	–	10,368,888	–	10,368,888
Short Term Investments	7,500,000	–	–	7,500,000
Total	$57,337,396	$330,224,425	$–	$387,561,821

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS Global Opportunity Fund
Closed-End Funds	$3,994,926	$8,207,892	$–	$12,202,818
Common Stocks
Communications	1,826,386	–	–	1,826,386
Consumer Discretionary	–	1,028,139	–	1,028,139
Consumer Staples	1,622,910	–	–	1,622,910
Financials	13,697,796	15,044,350	–	28,742,146
Health Care	1,874,416	–	–	1,874,416
Industrials	2,463,634	1,841,397	–	4,305,031
Technology	4,542,904	–	–	4,542,904
Business Development Companies	4,685,840	–	–	4,685,840
Preferred Stock	1,073,400	–	–	1,073,400
Short-Term Investments	1,707,778	–	–	1,707,778
Total	$37,489,990	$26,121,778	$–	$63,611,768
Other Financial Instruments
Assets:
Forward Contract	$–	$52,923	$–	$52,923
Total	$–	$52,923	$–	$52,923

65 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$73,640,012	$–	$–	$73,640,012
Short-Term Investments	2,320,688	–	–	2,320,688
Total	$75,960,700	$–	$–	$75,960,700

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Consolidated Statement of Investments.

The Funds, except for the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six month period ended April 30, 2024. As of April 30, 2024, the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund held securities classified as Level 3 in the fair value hierarchy valued at $1,149, which represents less than 0.005% of net assets.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations or Consolidated Statement of Operation. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund's taxable income.

Distributions to Shareholders: Each Fund, except RiverFront Asset Allocation Growth & Income, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains, if any. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent

66 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations or Consolidated Statement of Operations.

Cash Management Transactions: ALPS/ Kotak India ESG Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign currency, at value. As of April 30, 2024, the ALPS/ Kotak India ESG Fund had $2,492,913 cash balance participating in the BBH CMS. As of April 30, 2024, the ALPS/ Kotak India ESG Fund did not have any foreign cash balances participating in the BBH CMS.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

67 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments or Consolidated Statement of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

68 | April 30, 2024

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April 30, 2024 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations or Consolidated Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at April 30, 2024 are disclosed after the Statement of Investments or Consolidated Statement of Investments.

69 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund for the six month period ended April 30, 2024 was $899,402,445. Only the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund held swap positions as of April 30, 2024.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund for the six month period ended April 30, 2024 was $496,441,387 for long futures and $418,017,004 for short futures. Only the ALPS | CoreCommodity Management CompleteCommodities®  Strategy Fund invested in futures contracts as of April 30, 2024.

Forward Foreign Currency Contracts: Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The average value of forward foreign currency contracts held in the ALPS Global Opportunity Fund for the six month period ended April 30, 2024 was $3,398,259. Only the ALPS Global Opportunity Fund invested in forward foreign currency contracts as of April 30, 2024.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations or Consolidated Statement of Operations. As of April 30, 2024, the Funds were not invested in option contracts.

70 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the six month period ended April 30, 2024:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$24,737,711	Unrealized depreciation on futures contracts(b)	$(29,021,261)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6,109	Unrealized depreciation on total return swap contracts	-
Total		$24,743,820		$(29,021,261)
ALPS Global Opportunity Fund
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$52,923	Unrealized depreciation on forward foreign currency contracts	$–
Total		$52,923		$–

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivatives instruments on the Statements of Operations for the six month period ended April 30, 2024:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Net realized loss on futures contracts/ Net change in unrealized appreciation on futures contracts	$(93,541,060)	$26,703,660
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/ Net change in unrealized appreciation on total return swap contracts	19,398,883	6,081
Total		$(74,142,177)	$26,709,741
ALPS Global Opportunity Fund
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Net realized loss on forward foreign currency contracts/Net change in unrealized appreciation on forward foreign currency contracts	$(80,949)	$43,526
Total		$(80,949)	$43,526

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

71 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2024:

Offsetting of Derivatives Asset

April 30, 2024

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$6,109		$6,109	$–	$–	$6,109
Total	$6,109	$–	$6,109	$–	$–	$6,109

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2024.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$112,863,610	$–
ALPS | Kotak India ESG Fund	–	5,472,501
ALPS Global Opportunity Fund	–	–
RiverFront Asset Allocation Growth & Income	2,911,079	3,245,128

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2024, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$784,404,846	$(766,641,949)	$17,762,897	$1,004,802,331
ALPS | Kotak India ESG Fund	83,436,867	(18,091,792)*	65,345,075	311,634,210
ALPS Global Opportunity Fund	16,321,645	(689,595)	15,632,050	48,032,641
RiverFront Asset Allocation Growth & Income	9,117,927	(1,202,712)	7,915,215	68,045,485

*	Net of foreign capital gains tax accrual of $10,582,536.

72 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six month period ended April 30, 2024 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$291,587,032	$355,766,684
ALPS | Kotak India ESG Fund	182,662,295	164,651,903
ALPS Global Opportunity Fund	13,827,230	13,268,942
RiverFront Asset Allocation Growth & Income	27,200,968	35,386,237

Purchases and sales of U.S. Government Obligations during the six month period ended April 30, 2024 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$214,731,966	$–

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 30 days of purchase for ALPS | Kotak India ESG Fund may incur a 2% short-term redemption fee deducted from the redemption amount.

For the six month period ended April 30, 2024, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Consolidated Statements of Changes in Net Assets and Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$15	$–
ALPS | Kotak India ESG Fund - Investor Class	1,032	1,876
ALPS | Kotak India ESG Fund - Class A	–	146
ALPS | Kotak India ESG Fund - Class I	488	485

73 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	583,333	3,219,600
Dividends reinvested	72,723	585,497
Shares redeemed	(1,035,888)	(11,437,658)
Net decrease in shares outstanding	(379,832)	(7,632,561)
Class A
Shares sold	67,106	280,034
Dividends reinvested	33,586	92,468
Shares redeemed	(571,791)	(778,344)
Net decrease in shares outstanding	(471,099)	(405,842)
Class C
Shares sold	91,087	475,768
Dividends reinvested	50,728	135,991
Shares redeemed	(1,056,709)	(1,561,645)
Net decrease in shares outstanding	(914,894)	(949,886)
Class I
Shares sold	26,557,697	129,590,732
Dividends reinvested	5,488,823	8,962,188
Shares redeemed	(109,737,140)	(116,512,020)
Net increase/(decrease) in shares outstanding	(77,690,620)	22,040,900

74 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

	ALPS | Kotak India ESG Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	115,751	104,836
Dividends reinvested	10,685	3,076
Shares redeemed	(136,052)	(61,422)
Net increase/(decrease) in shares outstanding	(9,616)	46,490
Class A
Shares sold	26,116	41,233
Dividends reinvested	3,622	792
Shares redeemed	(2,333)	(3,815)
Net increase in shares outstanding	27,405	38,210
Class C
Shares sold	27,319	34,717
Dividends reinvested	4,390	1,194
Shares redeemed	(2,717)	(27,529)
Net increase in shares outstanding	28,992	8,382
Class I
Shares sold	234,706	627,523
Dividends reinvested	59,506	14,083
Shares redeemed	(93,346)	(185,614)
Net increase in shares outstanding	200,866	455,992
Class II
Shares sold	1,956,553	572,864
Dividends reinvested	677,703	308,477
Shares redeemed	(1,418,037)	(4,281,312)
Net increase/(decrease) in shares outstanding	1,216,219	(3,399,971)

75 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

	ALPS Global Opportunity Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	51,387	33,762
Dividends reinvested	81,372	–
Shares redeemed	(178,504)	(388,202)
Net decrease in shares outstanding	(45,745)	(354,440)
Class A
Shares sold	1,433,894	369,287
Dividends reinvested	48,789	–
Shares redeemed	(864,081)	(341,974)
Net increase in shares outstanding	618,602	27,313
Class C
Shares sold	18,043	–
Dividends reinvested	23,471	–
Shares redeemed	(167,846)	(578,422)
Net decrease in shares outstanding	(126,332)	(578,422)
Class I
Shares sold	429,952	1,373,891
Dividends reinvested	274,786	–
Shares redeemed	(660,094)	(3,129,198)
Net increase/(decrease) in shares outstanding	44,644	(1,755,307)
Class R
Shares sold	23,565	72,272
Dividends reinvested	78,119	–
Shares redeemed	(167,328)	(207,229)
Net decrease in shares outstanding	(65,644)	(134,957)

76 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

	RiverFront Asset Allocation Growth & Income
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	2,717	6,399
Dividends reinvested	7,192	53,811
Shares redeemed	(51,444)	(173,157)
Net decrease in shares outstanding	(41,535)	(112,947)
Class A
Shares sold	122,543	305,675
Dividends reinvested	18,768	115,455
Shares redeemed	(186,636)	(347,816)
Net increase/(decrease) in shares outstanding	(45,325)	73,314
Class C
Shares sold	24,969	17,634
Dividends reinvested	4,885	66,638
Shares redeemed	(208,257)	(610,193)
Net decrease in shares outstanding	(178,403)	(525,921)
Class I
Shares sold	181,989	255,047
Dividends reinvested	41,228	275,802
Shares redeemed	(523,631)	(1,067,572)
Net decrease in shares outstanding	(300,414)	(536,723)

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for RiverFront Asset Allocation Growth & Income for the six month period ended April 30, 2024 were as follows:

Security Name	Market Value as of October 31, 2023	Purchases	Sales	Market Value as of April 30, 2024	Share Balance as of April 30, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
RiverFront Dynamic Core Income ETF	$5,034,204	$488,571	$(622,626)	$5,066,251	232,019	$107,153	$219,270	$(53,168)
Riverfront Strategic Income Fund	2,353,789	544,977	(283,873)	2,677,196	119,139	53,936	84,612	(22,309)
First Trust RiverFront Dynamic Developed International ETF	10,198,579	–	(1,251,805)	10,580,587	169,100	74,385	1,620,946	12,867
First Trust RiverFront Dynamic Emerging Markets ETF	2,592,781	–	(349,550)	2,677,248	43,483	29,615	430,350	3,667
RiverFront Dynamic US Dividend Advantage ETF	14,234,833	–	(1,730,211)	14,555,109	296,736	241,553	1,420,290	630,197
ALPS Active Equity Opportunity ETF	4,347,880	–	(2,365,355)	2,824,346	55,671	19,779	543,180	298,641
	$38,762,066	$1,033,548	$(6,603,420)	$38,380,737		$526,421	$4,318,648	$869,895

77 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India ESG Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India ESG Fund	0.65%
ALPS Global Opportunity Fund	0.85%

Pursuant to the Administrative Services Agreement, the RiverFront Asset Allocation Growth & Income pays an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Fund's contractual unitary administrative fee rate (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Growth & Income	0.25%

Pursuant to an Investment Sub-Advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India ESG Fund	All Asset Levels	0.56%

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India ESG Fund

AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

78 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

ALPS Global Opportunity Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six month period ended April 30, 2024 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India ESG Fund	1.00%	1.00%	1.00%	1.00%	0.75%	N/A
ALPS Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

AAI and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India ESG Fund, and ALPS Global Opportunity Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees were waived or expenses were deferred, as calculated on a monthly basis. As of the six month period ended April 30, 2024, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/2024		Expires 10/31/2025		Expires 10/31/2026		Expires 10/31/2027		Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A		N/A		N/A		N/A		N/A		N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C		N/A		N/A		N/A		N/A		N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I		N/A		N/A		157,540		684,068		841,608

ALPS | Kotak India ESG Fund - Investor Class		N/A		N/A		N/A		N/A		N/A
ALPS | Kotak India ESG Fund - Class A		N/A		N/A		N/A		N/A		N/A
ALPS | Kotak India ESG Fund - Class C		N/A		N/A		N/A		N/A		N/A
ALPS | Kotak India ESG Fund - Class I		N/A		N/A		N/A		N/A		N/A
ALPS | Kotak India ESG Fund - Class II		267,018		441,782		431,570		211,420		1,351,790

ALPS Global Opportunity Fund - Investor Class		N/A		N/A		N/A		N/A		N/A
ALPS Global Opportunity Fund - Class A		N/A		N/A		N/A		N/A		N/A
ALPS Global Opportunity Fund - Class C		N/A		N/A		2,450		660		3,110
ALPS Global Opportunity Fund - Class I		N/A		N/A		21,039		6,321		27,360
ALPS Global Opportunity Fund - Class R		N/A		N/A		280		42		322

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund recouped $53,363 during the six month period ended April 30, 2024.

The ALPS | Kotak India ESG Fund recouped $826 of expenses during the six month period ended April 30, 2024.

The ALPS Global Opportunity Fund recouped $859 during the six month period ended April 30, 2024.

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services

79 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the six month period ended April 30, 2024, this amount equaled $1,175,231 and is disclosed in the Consolidated Statement of Operations. These waivers are not subject to reimbursement/recoupment.

RiverFront Asset Allocation Growth & Income does not pay a management fee or have a contractual limitation with respect to the amount of its annual total operating expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India ESG Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $28,313 during the six month period ended April 30, 2024.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS Global Opportunity Fund only) and shares. The Plans allow a Fund to use Investor Class, Class A, Class C, and Class R assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, and Class R shares and/or the provision of shareholder services to Investor Class, Class A, Class C and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, and Class R shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2024 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2024 are included as an offset to distribution and service fees as disclosed in the Statements of Operations or Consolidated Statement of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund

80 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations or Consolidated Statement of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations or Consolidated Statement of Operations, if applicable to the Funds.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administrative fees paid by the Funds for the six month period ended April 30, 2024 are disclosed in the Statements of Operations or Consolidated Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six month period ended April 30, 2024, are disclosed in the Statements of Operations or Consolidated Statement of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations or Consolidated Statement of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

81 | April 30, 2024

Additional Information

April 30, 2024 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

82 | April 30, 2024

Liquidity Risk Management Program

April 30, 2024 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

83 | April 30, 2024

**Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.**

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS002526

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Semi-Annual Report

**April 30, 2024**

ALPS | Smith Short Duration Bond Fund

ALPS | Smith Total Return Bond Fund

ALPS | Smith Credit Opportunities Fund

ALPS | Smith Balanced Opportunity Fund

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
Management Commentary	4
Performance Update	10
Statements of Investments	18
Statements of Assets and Liabilities	74
Statements of Operations	76
Statements of Changes in Net Assets	77
Financial Highlights	81
Notes to Financial Statements	97
Additional Information	107
Liquidity Risk Management Program	108

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

Example. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2023 and held until April 30, 2024.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2023 – April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | April 30, 2024

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expense Ratio(a)	Expenses Paid During Period November 1, 2023 - April 30, 2024(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,032.00	0.78%	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	0.78%	$3.92
Class A
Actual	$1,000.00	$1,032.00	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
Class C
Actual	$1,000.00	$1,027.60	1.49%	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.49%	$7.47
Class I
Actual	$1,000.00	$1,033.60	0.49%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$1,061.00	0.88%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.88%	$4.42
Class A
Actual	$1,000.00	$1,061.00	0.86%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.86%	$4.32
Class C
Actual	$1,000.00	$1,057.40	1.59%	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	1.59%	$7.97
Class I
Actual	$1,000.00	$1,062.60	0.59%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.59%	$2.97

2 | April 30, 2024

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value May 1, 2023	Ending Account Value April 30, 2024	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - April 30, 2024(b)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$1,000.00	$1,082.20	1.16%	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	1.16%	$5.82
Class A
Actual	$1,000.00	$1,082.40	1.17%	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.17%	$5.87
Class C
Actual	$1,000.00	$1,077.50	1.90%	$9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$1,084.00	0.90%	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$1,000.00	$1,155.20	1.10%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.10%	$5.52
Class A
Actual	$1,000.00	$1,155.00	1.13%	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	1.13%	$5.67
Class C
Actual	$1,000.00	$1,149.90	1.85%	$9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	1.85%	$9.27
Class I
Actual	$1,000.00	$1,155.80	0.85%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

3 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

Dear Shareholder,

The ALPS | Smith Total Return Fund and ALPS | Smith Short Duration Fund were launched on June 29, 2018. We followed with the launch of the ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund on September 15, 2020. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships, and investing excellence. Our goal is to provide shareholders with consistent, risk-adjusted returns with a keen focus on capital preservation. The discussion below is provided by the author as of April 30, 2024.

Total Return

The ALPS | Smith Total Return Bond Fund Class I marked a positive return of 626 basis points (bps) in the six-month period ending April 30, 2024, outperforming its benchmark, the Bloomberg US Aggregate Bond Index, by 129 bps. The Fund outperformed the Index by 886 bps since its inception on June 29, 2018. The outperformance during the six-month period ending April 30, 2024, was attributable to active management with respect to overall duration and higher exposure to corporate credit at the beginning of the period, which benefitted from outsized risk compression as the Fed signaled a dovish pivot. Securitized products and mortgage-backed securities (MBS) outperformed heading into the end of 2023, as rates rallied on expectations of substantial rate cuts due to positive progress on inflation, but underperformed into 2024 as those expectations were rebased in the face of stronger economic activity. Proactive duration and yield curve management contributed to outperformance, as the Fund was positioned longer than the Bloomberg US Aggregate Bond Index before the Fed’s dovish pivot and was shortened as market implied expectations for rate cuts became outsized. The overall performance from inception through April 30, 2024, was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-up fundamental credit analysis.

Short Duration

The ALPS | Smith Short Duration Bond Fund Class I marked a positive return of 336 bps in the six-month period ending April 30, 2024, outperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index, by 90 bps. The Fund outperformed the Index by 708 bps since its inception on June 29, 2018. At the start of the period, the Fund was positioned on a shorter duration basis which led to underperformance during the rate rally into the end of 2023 but produced positive relative performance at the beginning of 2024 as expectations for rate cuts rebased lower on stronger economic growth and higher than expected inflation. The Fund’s outperformance relative to its benchmark was driven primarily by a focus on maintaining yield with an overweight in corporate credit, which benefitted from the risk compression in spreads. The continued inversion of the yield curve allowed investors to generate greater yields in shorter duration securities vs. riskier longer duration corporate credit. The overall performance from inception through April 30, 2024, was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-

up fundamental credit analysis with a focus on higher yielding securities vs. the benchmark.

Credit Opportunities

The ALPS | Smith Credit Opportunities Fund Class I marked a positive return of 840 bps in the six-month period ending April 30, 2024, while outperforming its benchmark, a 50/50 blend of the Bloomberg US Aggregate Bond Index and the Bloomberg US Corporate High Yield Bond Index, by 143 bps. The Fund outperformed the Index by 480 bps since its inception on September 15, 2020. The outperformance of the Fund over the most recent semi-annual period was driven by security selection and asset allocation. Since inception, outperformance of the Fund has been driven by positive asset allocation, corporate bond and securitized security selection, and duration/yield curve management.

Balanced Opportunity

The ALPS | Smith Balanced Opportunity Fund Class I marked a positive return of 1,558 bps in the six-month period ending April 30, 2024, outperforming its benchmark, a blend of 55% Bloomberg US 1000 / 45% Bloomberg US Aggregate Bond Index, by 186 bps. The Fund outperformed the Index by 682 bps since its inception on September 15, 2020. The Fund’s fixed income sleeve during the period was managed roughly in line with the Total Return Fund. Duration was actively managed around Fed rate cut expectations, and outperformance was largely driven by an overweight to corporate credit during the period. The positive performance within the Equity sleeve during the period was attributed to stock selection in the Technology, Communication Services, and Financials sectors. The portfolio experienced slight losses from weak REIT performance. Overall Fund performance continues to benefit from a tilt toward equities. The Fund’s overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, bottom-up fundamental credit analysis, and active asset allocation between the Fixed Income and Equity sleeves.

Macro Commentary

This semi-annual period continued to see volatility; however, it was the inverse of the last reporting period. We went from the market pricing in 150 bps of cuts in December, to the market pricing in 28 bps of cuts by the end of April 2024. Once again, we witnessed the pendulum swing from one extreme to the other all while the macro narrative stayed constant with the expansion continuing, jobs being created, and somewhat sticky inflation.

The continued disconnect between the market and the Fed grew in the first part of the reporting period, the market wanted a March rate cut while the Fed continued to assess the data. While we can safely say that throughout the period, the market and Fed converged, the market quickly started to chatter about the possibility of rate “hikes” as the data showed continued strength. This period reconfirmed the strong underlying foundation of the economy and the resilience of the consumer. While we acknowledge the increasing probability of event-driven risk, the expansion can continue.

4 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

Though many in the market want to believe we are nearing the end of the cycle, the consumer still, much to the market’s surprise, remains resilient. Throughout the reporting period, we saw an average of 242k jobs created, overall ~8.5M jobs were still available and wages reported 3.9% year-over-year (YoY). We received the first look at 1Q 2024 gross domestic product (GDP) and consumption marked 2.5% seasonally adjusted annual rate (SAAR). That being said, confidence remains weak, reminding us that the consumer may not “feel” as healthy as the data suggests plus the consumer believes inflation remains too high. While the expansion may be slowing, we are still growing, jobs are still being created and inflation is somewhat stickier than the Fed hoped. We do not believe the Fed needs to cut rates as much or as soon as the market priced in at the beginning of the reporting period, we also do not believe the Fed needs to hike rates – per the market chatter at the end of the reporting period. In our opinion, the Fed can wait and watch and assess the incoming data.

Housing and manufacturing have not only been disrupted by the pandemic and recovery but also by the rapid pace of Fed rate hikes. Housing was aided in the initial stages of the pandemic by work-from-home and low interest rates. As rates moved up, affordability became out of reach for many, and the pace of sales declined. The next stage of recovery saw limited supply hindering home sales. After rising over 45% YoY during the height of the crises, existing home sales are now down -3.7% YoY. Manufacturing was negatively impacted by supply chain disruptions as well as labor issues and pricing throughout the pandemic and recovery. As time has passed, the tightening of financial conditions due to higher rates as well as shifting consumer trends continue to weigh on the manufacturing sector. The ISM Manufacturing index once again fell below 50 - the point of expansion versus contraction – with comments now focusing on slowing demand. Employment within the ISM report was impacted by layoffs and after pricing fell in 2022, prices paid within the ISM are on the rise again, currently at the highest level since June 2022.

GDP rose a strong 3.4% in 4Q 2023 and 1.6% in 1Q 2024, marking 3% YoY as of the end of the first quarter. Final sales to domestic purchasers saw a 2.8% gain in the first quarter. As mentioned above, the consumer rose at a pace of 2.5% SAAR and continues to remain a pillar of strength. Business investment saw equipment up 2.1% in 1Q 2024, while residential investment saw a strong 13.9% in the quarter while inventories detracted 0.35% from the headline number. In our view, the Fed’s attempt to slow demand via tightening financial conditions is working, however, we believe the reporting period shows an economy that remains uneven but is held up by a strong foundation.

Inflation is moving lower but not as quickly as the Fed would like. The Fed continues to focus on the inflation side of the mandate as they feel employment remains stable. Core Consumer Price Index (CPI) reported a high of 6.6% YoY in September 2022 and is now down to 3.6% YoY. Core personal consumption expenditures (PCE) rose to 5.6% YoY in February 2022 and now sits at 2.8% YoY. While the Fed is holding at the terminal level, 5.25-5.5% on the Fed Funds Rate – they have suggested that there is still more work to be done.

The Issues that have plagued us in the post-Covid world remain - higher than preferred inflation but a strong foundation and a resilient consumer. The Fed remains focused on fighting inflation at the expense of growth though we can say that the expansion continues, only at a slower pace. The market doesn’t like to align with the Fed; therefore, we believe the market will move between extremes of “the Fed is behind the curve” (higher rates are needed) or the “recession is coming” (lower rates) and in the background, the economy will continue to grow, create jobs, and mark inflation near 3%. This means that volatility will likely remain.

Portfolio Positioning

Throughout the semi-annual period ending April 30, 2024, Smith Capital Investors shifted towards a more defensive stance as risk compressed materially, with a focus on security selection, and duration and yield curve management to drive risk-adjusted returns. Markets experienced elevated volatility as expectations around Fed cuts were constantly rebased, driven by economic data with a focus on inflation, labor market strength, and overall growth.

Total Return - Asset allocation within the Fund changed throughout the period with a steady decrease in MBS and agency guaranteed commercial MBS as rates rallied and valuations became less attractive. This reduction was largely passive, as prepayments received in the period were invested in other, more attractively valued, parts of the market. Within the Fund’s corporate credit exposure, there was a gradual decrease into the end of the year as spreads compressed and higher beta positions were rationalized, then steadily increased in weightings into the start of 2024 with a focus on capturing yield with stronger fundamental credits. Overall, the Fund ended the period with a higher corporate credit weighting than it entered with. Despite material spread compression during the period, we believe outright yields remain attractive on a historical basis and corporate fundamentals have held up better than anticipated despite prolonged restrictive monetary policy. The Fed’s pivot towards an easing bias has been a positive catalyst for risk assets, but stickier inflation and a stronger labor market may push potential cuts out further than originally anticipated. Market expectations around the timing and cadence of rate cuts have led to significant volatility, especially as the Fed remains reactive to incoming economic data to guide its policy decisions. We remain active in managing the Fund with respect to sector allocations and duration positioning to seek to take advantage of perceived market dislocations.

We continue to seek investments in companies whose management interests are aligned with debtholders, either by reducing leverage or outright debt levels. Additionally, we look for a focus on managing through a variety of scenarios as this can provide optionality and downside protection. As mentioned previously, corporate fundamentals have remained resilient, and economic growth has been robust despite aggressive monetary policy actions taken to restrict growth. We will seek to maintain a close focus on how this impacts earnings reports going forward; thus far, the declines in earnings and forecasts have been more impactful to equity valuations vs. the underlying creditworthiness of corporations.

5 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

As during most market conditions, short-duration high yield remains a focus for us. This area of the market has much less forecasting error embedded in its analysis as it is a liquidity evaluation over a very short period vs. a longer-term projection of industries, commodity prices, and competitive dynamics facing a sector/company. We believe that positioning here can allow the Fund to realize higher yield profiles vs. recent years while doing so with limited risk addition to the Fund’s overall portfolio.

From a US Treasury perspective, the focus remains on the timing and cadence of rate cuts that the Fed will be able to deliver after tilting towards a more dovish stance at the start of the period. This transition has created increased volatility, and we believe the market will likely continue to shift between over and underestimation of the Fed’s forward policy path. We believe duration and yield curve management will be of critical importance as we work through the next cycle.

Short Duration – While the Fund’s overall elevated credit exposure fluctuated during the period, it is now moderately higher than levels 6 months ago given a focus on maintaining carry1  in the current attractive yield environment. While corporate fundamentals have remained resilient, and the yield pickup is material vs. other asset classes, the increased uncertainty of the macro and corporate outlooks have argued for these proceeds to largely be concentrated in more defensive credits. Given the material changes in short-duration US Treasury yields and spread compression in corporate credit during the period, Fund allocations were extremely dynamic despite maintaining an overall shorter duration for the entirety of the previous two quarters. The Fund ended the period with a higher allocation to corporate credit and a relatively similar duration profile versus the start of the period, but the duration was significantly reduced when market pricing of Fed cuts became overly optimistic and was tactically increased as these expectations were rebased. In our view, a higher corporate credit allocation reflects the attractive outright yield profiles available, with a tilt towards defensive positioning to acknowledge historically tight spreads.

Credit Opportunities – During the six-months that ended April 30, 2024, the two main undercurrents impacting credit markets were 1) a material reversal of aggressive rate cutting expectations paired in early 2024 with 2) a continued grind tighter in credit spreads and rally of risk which started in early November 2023. Together, we believe these trends corresponded well with the Fund’s shorter duration positioning and corporate credit allocation.

As spread compensation for different risk bands within corporate credit compressed, the Fund sought opportunities to shed riskier credits that had outperformed resulting in a reduction in the Fund’s yield and spread metrics relative to the benchmark over the period. The Fund also sought to increase its allocation to floating rate corporate credit to express a view that the number of market implied rate cuts had gone too far and as a result, the upside vs downside in these instruments looked attractive to us. This trade often resulted in moving up within the capital structure from unsecured to secured debt and was done at what we believe to be attractive yield differentials vs. bond equivalents.

Primary market issuance during the period was active in both investment grade and high yield corporate credit, often with proceeds earmarked for refinancing near-dated maturities. This dynamic presented the Fund with opportunities to source bonds exemplifying what we believe to be attractive risk adjusted credit profiles, often hallmarked by high coupons and high current yield.

Ultimately, at period end the Fund was positioned incrementally more defensively as commensurate with the reduction in broad based spread compensation. Despite this overall positioning, we still see significant opportunities to hold securities with durable yield profiles issued by what we believe to be excellent businesses with management teams pursuing fundamental credit improvement.

Balanced – The Fund’s Fixed Income sleeve was run largely in line with the Total Return Fund, with relatively stable credit exposure and a moderate reduction of MBS with proceeds allocated to higher treasury weightings. Duration contribution from credit across both investment grade and high yield was also reduced into year-end 2023, then increased towards the end of the period. Overall portfolio duration was actively managed around market expectations of Fed cut probabilities. Notably, compared to the Total Return Fund, the Fund continues to run a lower relative credit risk profile given the Fund’s current asset allocation between Fixed Income and Equities. The Fund was ~78% invested in the Equity sleeve and ~22% in the Fixed Income sleeve due to market opportunities at the end of the period.

During the period, the Equity sleeve gradually transitioned to a slight Growth style orientation through the period. The largest positions in the portfolio were increasingly focused on the dominant investment theme in the market, Generative AI. Although the sleeve maintained a slight underweight to Technology, the stock selection was concentrated on semiconductor, hardware, and software companies benefiting from Artificial Intelligence investments. The sleeve maintained its preference for higher Quality businesses with lower leverage and higher Return on Invested Capital than the index.

Offsetting some of the increase in Growth, the Equity Sleeve maintained overweights in Materials and Energy and added to the Utility sector at an opportune time. At period end, most of the active risk in the Fund is still attributable to stock selection.

Within the Funds’ US Treasury allocations, we remained active in duration management and were overweight duration in the 20- and 30-year space versus the Funds’ respective indices, specifically in Total Return. The Short Duration Fund extended duration early in 2024 given the pricing in the front end of the curve but remained underweight vs. the respective indices given the quick repricing in expected Fed rate cuts that started mid-way through the first quarter of 2024.

6 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

After a strong Treasury rally in 4Q 2023, the first quarter of 2024 saw the front-end of the curve drift higher in yield while 10-30’s held tightly in a range as the market contended with the perception that 150 bps of cuts were needed in 2024, while the Fed anticipated ~75 bps of rate cuts all while the economic data went from strength to strength. The 2-5yr space moved nearly 60 bps higher in yield in the first quarter, undoing the year-end rally. While the 10-30yr space held in approximately a 40 bps range over the same period. This move higher in yield reached an apex in April as strong economic data and higher than expected inflation pushed rates out of the range marked in the first quarter with 2’s reaching a yield of 5.03, 5’s reaching 4.72, 10’s reaching 4.70, and 30’s reaching 4.81.

As we turned the calendar year, we utilized the convergence of the market to the Fed, economic events, and seasonals to adjust the Funds’ duration positioning throughout the period, adding duration at the top of the range and shedding duration at the bottom of the range. 1Q 2024 confirmed our belief that the market was too aggressive in rate cut assumptions and April 2024 confirmed that market volatility will be with us as the market US and Fed continue to push on each other. We still believe outright yield levels are attractive in Treasuries from a return perspective, coupled with geopolitical fears and the unintended risk associated with the Fed’s terminal rate level. We remain proactive in using the longer duration US Treasury position as an insurance policy when the need arises and believe that we reached peak yields for this cycle as the Fed is likely at the terminal level and inflation, while stickier than the market hoped, is showing signs of easing overall.

Within the Funds’ securitized allocations - During the period, we passively decreased the Funds’ allocations to Agency-backed MBS as prepayments largely outweighed any attractive opportunities the team was able to identify in specific mortgage pools, collateralized mortgage obligations (CMOs) and Agency guaranteed commercial mortgage-backed securities (CMBS). In our view, valuations for these asset classes were attractive at the start of the period given the correlation with interest rates and historically high yields. However, the aggressive rate rally that occurred after the Fed signaled a dovish pivot in monetary policy direction led to outperformance in US MBS into the end of 2023. Given the magnitude of this move, valuations became less attractive, and overall weightings in securitized products were reduced. As noted previously, this was achieved through the function of higher prepayment speeds outpacing the rate of reinvestment in the asset class, decreasing the Funds’ overall weighting in MBS and CMBS through the period to reflect valuations that presented limited opportunities for attractive risk adjusted returns. While securitized products outperformed in the first few months of the period, the asset class underperformed as the direction of rates reversed on rebased expectations of Fed cuts through the remainder of the year due to stickier inflation and stronger growth. Ending April 30, 2024, the Bloomberg US MBS Index had nominal returns of negative 404 bps YTD, underperforming US Treasuries by 78 bps. At the period end, in our view the asset class remains relatively unattractive, and opportunities will be based on individual security selection. Overall MBS index duration remains at all-time highs given the rate move and convexities remain neutral at close to zero. Supply is stable but still repressed with rates at historically high levels, and the Fed’s continued balance sheet runoff poses continued longer-term headwinds for the space.

Fixed Income Themes

Credit — The consideration of yield vs. spread valuation remains at the forefront of our internal conversations. While not much has changed by way of conclusion, that ultimately both yields and spread matter, we believe that having a conscious consideration of both, particularly now, is imperative. The general proclivity is for spread to be of higher fixation within the Investment Grade market while yield is more of a focus in the High Yield market. With spread and yield profiles at different poles in a historical context—spreads screening relatively unattractive and yields conversely more attractive—we find this time particularly interesting and dynamic for bond investors. We have approached this environment with an ardent propensity to seek emerging clarity on the direction of the unfolding monetary, fiscal, and corporate mosaic. We have also sought to embed additional optionality across the construction of the Fund credit sleeves and diligently pursue potential investments with ample resiliency and levers that can be used to the benefit of creditors.

Within the analysis of spreads, many traditional bands separating differing risk profiles are compressed relative to history. Notably, within Investment Grade credit the basis in spreads between A and BBB rated credit is tight. Similarly, this is the case when looking at the difference between Investment Grade and High Yield spreads (BBB vs. BB spreads) as well as within High Yield (BB vs. B).

We would be remiss not to discuss trends in corporate credit fundamentals that we saw unfold across the period. On the consumer side, despite seeing credit quality measures like net charge-offs steadily increase we have most recently seen the early signs of stabilization with several companies that reported delinquencies. We find this encouraging though we will continue to keep a close eye on this part of the market. Away from the health of the consumer, we have found that the companies we follow have largely been able to absorb increased operating and financing costs while preserving margins. In general, we believe that corporate fundamentals remain resilient.

In the current environment we continue to find the following of critical importance:

Security Selection – Under the surface of the Investment Grade and High Yield Corporate Credit indices we believe there is always a significant opportunity to find mispriced securities. No matter the inning of the credit cycle or the outlook, there will always be differences in outcomes created by changing corporate credit risk profiles and catalysts. In addition to focusing on securities with strong risk-adjusted returns, we look to overweight issuers that display higher probabilities for improving credit strength, regardless of the macroeconomic backdrop.

7 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

Security Avoidance – Conversely, active management can purposefully choose to avoid owning certain credits or securities and we believe should do so. In our view, a credit that has a higher probability of going through a phase of deteriorating credit strength would be a prime example of a name to avoid. On the security side, there may be fundamental, structural, or technical factors that create a lower estimated ratio of potential upside relative to the downside.

Risk-Adjusted Carry – we believe carry (yield income) is of elevated importance as a tailwind to fixed income portfolios. However, not all carry is the same. Fundamental analysis can unearth risk profiles that may be viewed favorably when compared to their commensurate carry profiles. In our view, the amplifying nature of duration and the general flatness of all-in-yield credit curves only increase the importance of focusing on risk-adjusted return profiles.

MBS – MBS demonstrated strong performance during the period covered by this report along with other fixed income asset classes. Lower interest rates and interest rate volatility helped drive this spread compression despite the continued reduction of MBS holdings by the Federal Reserve. Ending April 30, 2024, the Bloomberg US MBS Index (MBS Index) had nominal returns of 548 bps for the period driven largely by the impact of declining US Treasury yields combined with tightening spreads across the asset class. Nominal MBS spreads remain relatively elevated at 153 bps as of April 30, 2024, however, this is 26 bps tighter over the period. Additionally, the mortgage option-adjusted spread (OAS) declined by 18 bps over the period from 74 bps to 56 bps at the period ends. Compared to a long-term range for mortgage OAS in the 40 bps area, valuations on mortgages appear far more neutral than in previous periods. Continued elevated mortgage rates kept refinancing volumes lower, which has left the duration of the MBS Index above 6 years over the period (near all-time highs). From an excess return perspective, which adjusts for duration differentials, the MBS Index outperformed compared to the Bloomberg US Aggregate Bond Index; excess returns for the period showed MBS outperforming by 117 bps.

At period end, we believe MBS appears to be relatively less attractive at the asset class level given the strong rebound in spreads and OAS over the period. MBS nominal spreads remain slightly elevated versus historical averages, but OAS is within the range of historic averages. With durations near the quantitative peak, negative convexity2  is growing again the market, leaving MBS more predisposed to underperform during periods of large, directional moves in interest rates. Combined these factors make the risk-adjusted return outlook from MBS less attractive than it has been for the last couple of years.

Interest Rates – Treasuries moved between two extremes over the period. We saw the traditional year-end rally in November and December which was boosted by market expectations that the economy was slowing, and the Fed would cut rates 150 bps. The first quarter saw relatively rangebound moves from Treasuries. But by April, strong economic data and sticky inflation caused the market to price in on only 28 bps of cuts and rates quickly repriced higher in yield. The 2-yr moved between 4.14-5.03 over the period, 5’s moved between 3.80-4.72, 10’s between 3.79-4.70 and 30’s moved between 3.95-4.81.

The Fed held rates at the terminal level of 5.25-5.50 throughout the reporting period. While the Fed ended 2023 with what seemed to be a somewhat dovish pivot, forecasting the potential of 75 bps in rates cuts throughout 2024, the market pushed harder with nearly 150 bps of rate cuts priced in. As the economy moved from strength to strength, the market priced in only 28 bps of cuts at the end of April 2024, while the Fed held at a forecast of 75 bps in cuts.

Entering the second half of the fiscal year, we believe the expansion will continue, albeit at a slower pace. Both consumer’s and corporate balance sheets remain reasonably healthy and any improvement in financial conditions will only support continued expansion. We believe Inflation has peaked but remains sticky and will keep the Fed at the terminal level longer than most would prefer. We do not believe the Fed needs to cut or hike rates, we believe they can sit and assess the incoming data. The market will have a difficult time with this view and therefore we believe volatility will remain high as we swing between extremes. As we’ve mentioned many times in the past, the push/pull between the market’s view and the Fed’s desires has been a consistent theme for many years. At this point, we feel it is best to monitor sentiment changes as they will likely become more extreme the longer the expansion continues.

As always, we will seek to be opportunistic in this market both in credit and US Treasury exposures given the recent large-scale moves in valuations. At a high level, we believe that Treasuries will become more appreciated by the market due to outright levels on yields. This may allow Treasuries to once again be utilized as a potential insurance policy in a flight-to-quality move.

Conclusion – We have once again been reminded that markets reprice much faster than in previous periods. While we spent the semi-annual period living between two extreme market moves (again) and opposing views, when we cut through the short-term noise, we remain constructive on the foundation of the economy.

We continue to live in a push/pull between the Fed and the market. One can easily paint the picture that the market usually wins, but don’t count the Fed out, they have managed well considering the extreme circumstances.

Barring any major shocks, the Fed can remain patient and proceed carefully, growth can continue at a moderate pace, though markets will likely be characterized by volatility. The economy has shown resilience on the back of a continued tight labor market which has supported consumer spending. Inflation remains stickier than anyone would prefer but overall is moving in the right direction. We recognize that the likelihood of event driven risk is rising, and the expansion may be closer to the late innings, but we are pleased with both the economy and market’s ability to adjust to higher rates. We believe volatility will remain ever present, specifically in rates, as the push/pull between the market’s views and the Fed’s reality remain

8 | April 30, 2024

ALPS | Smith Funds

Management Commentary	April 30, 2024 (Unaudited)

an ongoing theme. We still favor the Fed and believe the market will need to now reprice back to levels representing a Fed that is on hold for longer than the market would like and cutting even slower than the market believes.

We will continue to seek to be opportunistic in this market, both in credit and US Treasury exposure, given the recent large-scale moves in valuations. At a high level, we continue to believe that Treasuries will once again be utilized to provide liquidity and insurance in a risk off market as a flight-to-quality move.

Similar to past periods, with the increased market volatility, we believe in defensiveness and incrementalism and remain excited for the market opportunities ahead in Fixed Income. Exiting the period, we not only have heightened levels of liquidity across the Funds’ portfolios, but we are also focused on seeking to make smart but aggressive moves while leaning on the math behind the market as our keys to success.

As we previously discussed, the Funds’ portfolios over the next six to twelve months may look different as we enter the next phase in the cycle. Our job is to seek to recognize changes in sentiment and direction in markets. With current outright levels on yields, our view is that the market looks more attractive - even considering the uncertainty on the horizon - than at many points over the last five years. To say we are excited about the opportunity in the Fixed Income space is an understatement. Our philosophical belief that portfolios should change and evolve as we move through cycles is reinforced in this environment. There will be a time in the future when opportunistic positioning will be rewarded.

At our core, we are active managers, and both security selection and avoidance are always at the front of our minds. Our three pillars continue to drive our actions – Investment Excellence, Relationships/People, and Intentional Culture.

With great appreciation and gratitude,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Jonathan Aal	Garrett Olson, CFA
Portfolio Manager	Portfolio Manager

Laton Spahr, CFA	Eric Hewitt
Portfolio Manager (ALPS Advisors)	Portfolio Manager (ALPS Advisors)
[1]	Carry return is the coupon on the bonds minus the interest costs of the short-term borrowing.

[2]	Negative convexity occurs when a bond’s duration increases in conjunction with an increase in yield. The bond price will drop as the yield grows.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

ALPS Advisors, Inc. is the investment adviser to the Fund and Smith Capital Investors, LLC is the investment sub-adviser to the Fund. ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., affiliated entities, are unaffiliated with Smith Capital Investors, LLC. ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Fund.

9 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	3.36%	4.33%	0.97%	2.46%	2.67%	0.56%	0.49%
Investor (NAV)	3.20%	4.02%	0.68%	2.17%	2.37%	0.84%	0.79%
Class A (NAV)	3.20%	4.06%	0.74%	2.20%	2.39%	0.79%	0.79%
Class A (MOP)	0.88%	1.74%	-0.01%	1.05%	1.41%
Class C (NAV)	2.86%+	3.30%	-0.05%	1.44%	1.64%	1.53%	1.49%
Class C (CDSC)	1.86%	2.30%	-0.05%	1.44%	1.64%
Bloomberg 1-3 Year Government/Credit Bond Index[1]	2.46%	2.79%	0.11%	1.24%	1.57%
Bloomberg U.S. Government/Credit Bond Index[2]	4.84%	-1.31%	-3.41%	0.13%	0.93%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

10 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2024 (Unaudited)

[1]	Bloomberg 1-3 Year US Government/Credit Index: includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. One may not invest directly in an index.

[2]	Bloomberg US Government/Credit Index: a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. One may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.

+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	72.34%
Government Bonds	25.82%
Mortgage-Backed Securities	0.86%
Bank Loans	0.26%
Collateralized Mortgage Obligations	0.06%
Commercial Mortgage-Backed Securities	0.04%
Cash, Cash Equivalents, & Other Net Assets	0.62%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 4.25% 03/15/2027	4.88%
U.S. Treasury Note 4.625% 02/28/2026	4.36%
U.S. Treasury Note 5.00% 10/31/2025	4.04%
U.S. Treasury Note 4.625% 03/15/2026	3.10%
U.S. Treasury Note 4.50% 03/31/2026	2.58%
U.S. Treasury Note 4.25% 02/28/2029	2.50%
U.S. Treasury Note 4.50% 04/15/2027	2.41%
Danske Bank A/S 1Y US TI + 2.10% 01/09/2026	1.49%
U.S. Treasury Note 4.25% 01/31/2026	1.46%
Vistra Operations Co. LLC 4.875% 05/13/2024	1.35%
Top Ten Holdings	28.17%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	25.82%
Banks	22.01%
Auto Manufacturers	6.34%
Diversified Financial Services	4.84%
Electric	4.82%
Aerospace/Defense	4.08%
Healthcare-Products	3.42%
Pipelines	3.35%
Chemicals	2.74%
Food	2.41%
Pharmaceuticals	1.90%
Entertainment	1.48%
Electronics	1.40%
Commercial Services	1.40%
Healthcare-Services	1.33%
Oil & Gas	1.26%
Iron/Steel	1.13%
Software	1.12%
Biotechnology	1.09%
REITs	1.03%
Other Industries (each less than 1%)	6.41%
Cash, Cash Equivalents, & Other Net Assets	0.62%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

11 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	6.26%	0.30%	-2.63%	0.97%	2.07%	0.74%	0.59%
Investor (NAV)	6.10%	0.12%	-2.88%	0.69%	1.78%	0.99%	0.89%
Class A (NAV)	6.10%	0.11%	-2.88%	0.69%	1.79%	0.98%	0.89%
Class A (MOP)	3.69%	-2.10%	-3.62%	-0.44%	0.82%
Class C (NAV)	5.74%	-0.60%	-3.58%	-0.03%	1.07%	1.70%	1.59%
Class C (CDSC)	4.74%	-1.56%	-3.58%	-0.03%	1.07%
Bloomberg US Aggregate Bond Index[1]	4.97%	-1.47%	-3.54%	-0.16%	0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

12 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2024 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.59% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	39.66%
Government Bonds	29.12%
Mortgage-Backed Securities	15.55%
Collateralized Mortgage Obligations	9.40%
Bank Loans	2.31%
Commercial Mortgage-Backed Securities	2.10%
Preferred Stock	2.22%
Cash, Cash Equivalents, & Other Net Assets	-0.36%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 4.875% 11/30/2025	4.07%
U.S. Treasury Bond 4.50% 02/15/2044	3.75%
U.S. Treasury Bond 4.75% 11/15/2043	3.70%
U.S. Treasury Bond 4.25% 02/15/2054	3.38%
U.S. Treasury Bond 4.75% 11/15/2053	3.22%
U.S. Treasury Note 5.00% 09/30/2025	2.80%
U.S. Treasury Bond 4.125% 08/15/2053	2.37%
U.S. Treasury Note 5.00% 10/31/2025	2.18%
U.S. Treasury Note 5.00% 08/31/2025	2.07%
Discover Financial Services SOFRINDX + 3.37% 11/02/2034	1.03%
Top Ten Holdings	28.57%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	29.22%
Mortgage Securities	27.06%
Banks	9.03%
Aerospace/Defense	3.92%
Pipelines	3.25%
Auto Manufacturers	3.06%
Oil & Gas	2.58%
Pharmaceuticals	2.00%
Healthcare-Products	1.77%
Diversified Financial Services	1.66%
Electric	1.41%
Consumer Finance	1.34%
Biotechnology	1.31%
Commercial Services	1.27%
Food	1.16%
Media	1.10%
Other Industries (each less than 1%)	9.22%
Cash, Cash Equivalents, & Other Net Assets	-0.36%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

13 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	8.40%	6.31%	-0.42%	1.19%	0.96%	0.90%
Investor (NAV)	8.98%+	6.75%	-0.47%	1.08%	1.21%	1.20%
Class A (NAV)	8.24%	6.12%	-0.65%	0.93%	1.23%	1.20%
Class A (MOP)	5.76%	3.67%	-1.41%	0.30%
Class C (NAV)	7.88%+	5.25%	-1.41%	0.18%	1.93%	1.90%
Class C (CDSC)	6.88%	4.25%	-1.41%	0.18%
50% Bloomberg US Aggregate Bond Index / 50% Bloomberg US Corporate High Yield Bond Index[1,2]	6.97%	3.66%	-1.01%	-0.12%
Bloomberg US Aggregate Bond Index	4.97%	-1.47%	-3.54%	-3.52%
Bloomberg US Corporate High Yield Bond Index	8.99%	9.02%	1.51%	3.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

14 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Performance Update	April 30, 2024 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.

[2]	Bloomberg US Corporate High Yield Bond Index: measures the USD-denominated, high yield, fixed-rate corporate bond market. One may not invest directly in the index.

^	Fund Inception date of September 15, 2020.

*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.

+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	74.14%
Bank Loans	9.49%
Government Bonds	5.45%
Collateralized Mortgage Obligations	3.55%
Preferred Stock	3.48%
Mortgage-Backed Securities	1.72%
Commercial Mortgage-Backed Securities	1.46%
Exchange Traded Funds	0.75%
Cash, Cash Equivalents, & Other Net Assets	-0.04%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 4.75% 11/15/2043	1.71%
Wells Fargo & Co., Series S, 5.900%	1.59%
UBS Group AG 1D US SOFR + 3.92% 08/12/2033	1.50%
Cloud Software Group, Inc. 6.50% 03/31/2029	1.47%
Danske Bank A/S 1Y US TI + 1.35% 09/11/2026	1.46%
Cushman & Wakefield US Borrower LLC 6.75% 05/15/2028	1.34%
U.S. Treasury Bond 4.50% 02/15/2044	1.29%
U.S. Treasury Bond 4.25% 02/15/2054	1.23%
Kennedy-Wilson, Inc. 4.75% 02/01/2030	1.20%
Six Flags Entertainment Corp. 7.25% 05/15/2031	1.18%
Top Ten Holdings	13.97%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Banks	12.42%
Oil & Gas	7.06%
Pipelines	6.79%
Mortgage Securities	6.74%
Media	5.74%
Sovereign	5.45%
Entertainment	4.84%
Leisure Time	4.32%
Auto Manufacturers	3.91%
Diversified Financial Services	3.60%
Commercial Services	3.34%
Electric	3.28%
Aerospace/Defense	2.66%
Real Estate	2.66%
Airlines	2.41%
Software	1.93%
Food	2.96%
Retail	1.75%
Environmental Control	1.57%
Healthcare-Services	1.48%
Consumer Finance	1.36%
Home Builders	1.30%
Pharmaceuticals	1.23%
REITs	1.21%
Lodging	1.05%
Apparel & Textile Products	1.05%
Healthcare-Products	1.05%
Other Industries (each less than 1%)	6.88%
Cash, Cash Equivalents, & Other Net Assets	-0.04%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

15 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Performance Update	April 30, 2024 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2024)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2024)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio*	What You Pay*
Class I	15.58%	13.78%	2.50%	6.89%	1.73%	0.86%
Investor (NAV)	15.52%	13.58%	2.26%	6.62%	1.89%	1.16%
Class A (NAV)	15.50%	13.55%	2.25%	6.62%	1.91%	1.16%
Class A (MOP)	11.80%	9.90%	1.11%	5.64%
Class C (NAV)	14.99%	12.61%	1.50%	5.83%	2.61%	1.86%
Class C (CDSC)	13.99%	11.61%	1.50%	5.83%
55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index[1,2]	13.72%	11.50%	2.27%	5.27%
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-3.54%	-3.52%
Bloomberg U.S. 1000 TR Index[1]	21.21%	22.96%	6.83%	12.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

16 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Performance Update	April 30, 2024 (Unaudited)

[1]	Bloomberg US 1000 TR Index: a float market-cap-weighted benchmark of the 1000 most highly capitalized US companies. One may not invest directly in the index.

[2]	Bloomberg US Aggregate Bond Index: a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One may not invest directly in the index.

^	Fund Inception date of September 15, 2020.

*	Please see the prospectus dated February 28, 2024 for additional information. ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.85% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	62.97%
Corporate Bonds	13.72%
Government Bonds	11.48%
Collateralized Mortgage Obligations	3.66%
Mortgage-Backed Securities	3.60%
Preferred Stock	0.63%
Bank Loans	0.08%
Commercial Mortgage-Backed Securities	0.07%
Cash, Cash Equivalents, & Other Net Assets	3.79%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

NVIDIA Corp.	2.80%
Microsoft Corp.	2.77%
JPMorgan Chase & Co.	2.41%
Amazon.com, Inc.	2.06%
Alphabet, Inc.	2.06%
U.S. Treasury Bond 4.50% 02/15/2044	1.97%
ConocoPhillips	1.67%
UnitedHealth Group, Inc.	1.48%
U.S. Treasury Bond 4.25% 02/15/2054	1.46%
Apple, Inc.	1.46%
Top Ten Holdings	20.14%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	11.50%
Mortgage Securities	7.32%
Software	6.31%
Semiconductors	5.35%
Oil & Gas Producers	3.60%
Health Care Facilities & Services	3.49%
Internet Media & Services	3.34%
Electrical Equipment	3.07%
Retail - Consumer Staples	2.95%
Leisure Facilities & Services	2.35%
Aerospace/Defense	2.31%
Technology Hardware	2.27%
Machinery	2.21%
Banks	5.76%
Medical Equipment & Devices	2.11%
Technology Services	2.06%
E-Commerce Discretionary	2.06%
Institutional Financial Services	1.75%
Pipelines	1.67%
Retail - Discretionary	1.61%
Biotech & Pharma	1.39%
Specialty Finance	1.38%
REITs	1.27%
Chemicals	1.12%
Metals & Mining	1.07%
Electric Utilities	1.06%
Commercial Support Services	1.06%
Oil & Gas	1.02%
Other Industries (each less than 1%)	13.75%
Cash, Cash Equivalents, & Other Net Assets	3.79%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries

17 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
BANK LOANS (0.26%)

Pipeline (0.26%)
Buckeye Partners LP
1M US SOFR + 2.50%, 11/22/2030(a)	$1,500,000	$1,507,133
TOTAL BANK LOANS
(Cost $1,503,648)		1,507,133

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.06%)

Fannie Mae
Series 1997-12, Class FA, 30D US SOFR + 1.11%, 04/18/2027(a)	$7,916	$7,939
Series 1997-49, Class F, 30D US SOFR + 0.61%, 06/17/2027(a)	12,879	12,849
Series 2004-53, Class NC, 5.500%, 07/25/2024	35	34
Series 2004-95, Class AK, 5.500%, 01/25/2025	991	985
Series 2005-121, Class DY, 5.500%, 01/25/2026	1,793	1,783
Series 2011-40, Class KA, 3.500%, 03/25/2026	26,243	25,727
Series 2011-44, Class EB, 3.000%, 05/25/2026	6,958	6,808
Series 2011-61, Class B, 3.000%, 07/25/2026	13,409	13,103
Series 2011-80, Class KB, 3.500%, 08/25/2026	10,728	10,541
Series 2012-47, Class HA, 1.500%, 05/25/2027	18,100	17,359
Series 2013-5, Class DB, 2.000%, 02/25/2028	45,833	43,663
Series 2015-96, Class EA, 3.000%, 12/25/2026	116,424	112,289
		253,080
Freddie Mac
Series 1994-1730, Class Z, 7.000%, 05/15/2024	64	64
Series 1994-1744, Class FD, 30D US SOFR + 2.09%, 08/15/2024(a)	714	715
Series 1996-1810, Class D, 6.000%, 02/15/2026	6,299	6,212
Series 1996-1885, Class FA, 30D US SOFR + 0.56%, 09/15/2026(a)	1,946	1,942
	Principal Amount	Value (Note 2)
Series 2001-2332, Class FB, 30D US SOFR + 0.56%, 01/15/2028(a)	$41,471	$41,336
Series 2005-3005, Class ED, 5.000%, 07/15/2025	9,184	9,119
Series 2006-3104, Class DH, 5.000%, 01/15/2026	7,316	7,256
Series 2009-3575, Class EB, 4.000%, 09/15/2024	538	536
Series 2010-3661, Class B, 4.000%, 04/15/2025	2,038	2,024
Series 2010-3710, Class MG, 4.000%, 08/15/2025(b)	10,146	10,030
Series 2011-3829, Class BE, 3.500%, 03/15/2026	4,820	4,739
Series 2012-4003, Class BG, 2.000%, 10/15/2026	2,904	2,889
Series 2013-4177, Class NB, 1.500%, 03/15/2028	10,848	10,212
		97,074
Ginnie Mae
Series 2010-101, Class GU, 4.000%, 08/20/2025(b)	3,989	3,938
Series 2013-53, Class KN, 1.500%, 08/20/2025	3,593	3,518
		7,456
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $370,191)		357,610

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.04%)
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2015-KF07, Class A, 30D US SOFR + 0.40%, 02/25/2025(a)	8,697	8,688
Series 2017-K069, Class A1, 2.892%, 06/25/2027	12,322	12,238
Series 2017-K728, Class A2, 3.064%, 08/25/2024(a)	98,576	97,778
Series 2017-KL1P, Class A1P, 2.544%, 10/25/2025	94,429	92,195
		210,899
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $212,311)		210,899

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (0.86%)

See Notes to Financial Statements.

18 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Fannie Mae Pool
Series 2011-, 3.500%, 12/01/2026	$103,808	$101,209
Series 2011-MA0717, 3.500%, 04/01/2026	103,029	100,705
Series 2012-AM1076, 2.920%, 10/01/2024	217,898	214,787
Series 2014-AM7158, 3.150%, 11/01/2024	175,000	172,320
Series 2015-AM9288, 2.930%, 07/01/2025	3,653,497	3,541,025
Series 2016-AL9448, 2.935%, 07/01/2026(a)	180,297	171,231
Series 2016-AN1413, 2.490%, 05/01/2026	136,550	129,174
Series 2016-AN2079, 2.910%, 07/01/2026	34,256	32,444
Series 2021-, 1.580%, 12/01/2028	110,000	94,298
		4,557,193
Freddie Mac Gold Pool
Series 2011-, 3.500%, 02/01/2026	126,752	124,062
Series 2012-T40090, 3.000%, 05/01/2027	39,275	37,979
		162,041
Freddie Mac Pool
Series 2018-, 3.500%, 04/01/2028	92,626	89,600

Ginnie Mae I Pool
Series 2010-745222, 4.500%, 07/15/2025	26,368	26,141
Series 2013-AF1057, 2.000%, 07/15/2028	54,298	51,031
		77,172
Ginnie Mae II Pool
Series 2010-4898, 3.000%, 12/20/2025	19,057	18,577
Series 2011-4954, 3.000%, 02/20/2026	17,706	17,254
		35,831
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,028,126)		4,921,837

	Principal Amount	Value (Note 2)
CORPORATE BONDS (72.34%)

Aerospace & Defense (4.08%)
BAE Systems PLC
5.00%, 03/26/2027(c)	4,500,000	4,436,253
BOEING CO BA 6.259 05/01/27
6.26%, 05/01/2027(c)	5,750,000	5,770,478
	Principal Amount	Value (Note 2)
Boeing Co.
2.20%, 02/04/2026	$5,000,000	$4,665,710
L3Harris Technologies, Inc.
5.40%, 01/15/2027	6,500,000	6,489,547
RTX Corp.
5.75%, 11/08/2026	2,000,000	2,014,909
Total Aerospace & Defense		23,376,897

Auto Parts Manufacturing (0.17%)
Aptiv PLC / Aptiv Corp.
2.40%, 02/18/2025	1,000,000	973,047

Automobiles Manufacturing (5.99%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,465,000	6,208,446
6.80%, 11/07/2028	1,000,000	1,022,694
6.95%, 03/06/2026	3,750,000	3,801,981
General Motors Financial Co., Inc.
5.40%, 05/08/2027	1,500,000	1,489,856
6.05%, 10/10/2025	7,000,000	7,018,235
SOFRINDX + 1.30%, 04/07/2025(a)(d)	2,000,000	2,017,836
Nissan Motor Acceptance Co. LLC
6.95%, 09/15/2026(c)	3,350,000	3,410,212
Volkswagen Group of America Finance LLC
5.40%, 03/20/2026(c)	4,400,000	4,372,286
1D US SOFR + 0.95%, 06/07/2024(a)(c)	5,000,000	5,003,478
Total Automobiles Manufacturing		34,345,024

Banks (10.59%)
Bank of Ireland Group PLC
1Y US TI + 2.65%, 09/16/2026(a)(c)	4,000,000	4,010,841
Bank of New York Mellon
1D US SOFR + 0.80%, 11/21/2025(a)	5,000,000	4,986,355
Citibank NA
5.44%, 04/30/2026	3,000,000	2,996,260
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	4,810,000	4,788,006
Danske Bank A/S
1Y US TI + 2.10%, 01/09/2026(a)(c)	8,535,000	8,547,348
Discover Bank
2.45%, 09/12/2024	3,029,000	2,991,707
Fifth Third Bank NA
SOFRINDX + 1.23%, 10/27/2025(a)(d)	2,000,000	1,997,010
Goldman Sachs Bank USA
1D US SOFR + 0.78%, 03/18/2027(a)	6,000,000	5,962,705
KeyCorp
SOFRINDX + 1.25%, 05/23/2025(a)(d)	1,000,000	994,024
Morgan Stanley Bank NA
1D US SOFR + 1.08%, 01/14/2028(a)	3,500,000	3,448,402
NatWest Markets PLC
0.80%, 08/12/2024(c)	1,000,000	986,422
Synovus Financial Corp.
5.20%, 08/11/2025	3,450,000	3,384,293
Truist Bank
3.30%, 05/15/2026	3,500,000	3,337,982

See Notes to Financial Statements.

19 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Truist Financial Corp.
1D US SOFR + 0.40%, 06/09/2025(a)	$2,000,000	$1,996,338
Wells Fargo & Co.
1D US SOFR + 0.51%, 05/19/2025(a)	401,000	399,859
1D US SOFR + 1.07%, 04/22/2028(a)	5,000,000	5,004,361
Wells Fargo Bank NA
4.81%, 01/15/2026	5,000,000	4,945,872
Total Banks		60,777,785

Biotechnology (1.09%)
Amgen, Inc.
5.15%, 03/02/2028	3,300,000	3,271,518
5.51%, 03/02/2026	3,000,000	2,992,451
Total Biotechnology		6,263,969

Cable & Satellite (0.17%)
Cox Communications, Inc.
5.45%, 09/15/2028(c)	1,000,000	994,970
Casinos & Gaming (0.50%)
MGM Resorts International
6.75%, 05/01/2025	2,843,000	2,841,596

Chemicals (2.74%)
Avient Corp.
5.75%, 05/15/2025(c)	2,921,000	2,909,202
EIDP, Inc.
4.50%, 05/15/2026	5,000,000	4,909,151
LG Chem, Ltd.
4.38%, 07/14/2025(c)	1,500,000	1,473,309
Sherwin-Williams Co.
4.05%, 08/08/2024	3,000,000	2,986,241
4.25%, 08/08/2025	3,000,000	2,949,490
Westlake Corp.
0.88%, 08/15/2024	500,000	492,980
Total Chemicals		15,720,373

Commercial Finance (1.12%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	3,400,000	3,425,128
Penske Truck Leasing Co. Lp / PTL Finance Corp.
5.75%, 05/24/2026(c)	3,000,000	3,001,773
Total Commercial Finance		6,426,901

Consumer Finance (2.77%)
American Express Co.
2.25%, 03/04/2025	3,000,000	2,917,976
1D US SOFR + 0.75%, 04/23/2027(a)	5,000,000	5,003,123
SOFRINDX + 1.28%, 07/27/2029(a)(d)	3,000,000	2,978,363
Fiserv, Inc.
5.38%, 08/21/2028	5,000,000	4,969,378
Total Consumer Finance		15,868,840
	Principal Amount	Value (Note 2)
Consumer Products (0.68%)
Haleon UK Capital PLC
3.13%, 03/24/2025	$4,000,000	$3,905,691

Design, Manufacturing & Distribution (0.52%)
TD SYNNEX Corp.
1.25%, 08/09/2024	3,000,000	2,959,753

Diversified Banks (4.90%)
Banco Santander SA
1Y US TI + 0.45%, 06/30/2024(a)	1,000,000	999,851
Bank of America Corp.
1D US SOFR + 1.29%, 01/20/2027(a)	4,000,000	3,959,170
1D US SOFR + 1.63%, 04/25/2029(a)	5,500,000	5,416,557
Citigroup, Inc.
1D US SOFR + 0.67%, 05/01/2025(a)	3,000,000	3,000,000
JPMorgan Chase & Co.
Series FRN
1D US SOFR + 0.58%, 06/23/2025(a)	2,000,000	2,001,628
1D US SOFR + 1.07%, 12/15/2025(a)	3,875,000	3,865,564
1D US SOFR + 1.19%, 01/23/2028(a)	3,000,000	2,958,247
Mitsubishi UFJ Financial Group, Inc.
1Y US TI + 1.70%, 07/18/2025(a)	3,000,000	2,991,653
Toronto-Dominion Bank
Series GMTN
4.98%, 04/05/2027	3,000,000	2,963,091
Total Diversified Banks		28,155,761

Electrical Equipment Manufacturing (1.06%)
Carrier Global Corp.
5.80%, 11/30/2025	3,000,000	3,006,583
Vontier Corp.
1.80%, 04/01/2026	3,350,000	3,101,561
Total Electrical Equipment Manufacturing		6,108,144

Entertainment Content (1.14%)
Warnermedia Holdings, Inc.
6.41%, 03/15/2026	6,500,000	6,501,859

Entertainment Resources (0.35%)
Vail Resorts, Inc.
6.25%, 05/15/2025(c)	2,000,000	2,002,562

Exploration & Production (1.09%)
Diamondback Energy, Inc.
5.20%, 04/18/2027	1,000,000	992,939
Occidental Petroleum Corp.
8.50%, 07/15/2027	4,900,000	5,240,966
Total Exploration & Production		6,233,905

Financial Services (8.85%)
Charles Schwab Corp.
5.88%, 08/24/2026	5,000,000	5,048,296
SOFRINDX + 1.05%, 03/03/2027(a)(d)	2,471,000	2,492,886
Goldman Sachs Group, Inc.
1D US SOFR + 1.08%, 08/10/2026(a)	7,000,000	6,997,656

See Notes to Financial Statements.

20 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Lseg US Fin Corp.
4.88%, 03/28/2027(c)	$2,500,000	$2,462,426
Morgan Stanley
1D US SOFR + 0.53%, 05/30/2025(a)	3,000,000	2,986,012
1D US SOFR + 1.30%, 01/28/2027(a)	2,000,000	1,980,771
1D US SOFR + 1.59%, 04/20/2029(a)	3,000,000	2,951,815
Nasdaq, Inc.
5.65%, 06/28/2025	500,000	499,500
National Securities Clearing Corp.
5.05%, 11/21/2024(c)	7,000,000	6,978,686
State Street Corp.
1D US SOFR + 1.35%, 11/04/2026(a)	3,250,000	3,254,076
UBS Group AG
1Y US TI + 1.60%, 08/05/2025(a)(c)	5,000,000	4,977,875
1Y US TI + 1.60%, 12/22/2027(a)(c)	7,000,000	7,088,103
USAA Capital Corp.
3.38%, 05/01/2025(c)	3,000,000	2,941,901
Total Financial Services		50,660,003

Food & Beverage (2.41%)
Campbell Soup Co.
5.20%, 03/19/2027	3,000,000	2,981,578
5.30%, 03/20/2026	1,000,000	996,060
Constellation Brands, Inc.
3.60%, 05/09/2024	3,000,000	2,998,433
Hormel Foods Corp.
4.80%, 03/30/2027	3,000,000	2,966,723
JDE Peet's NV
0.80%, 09/24/2024(c)	1,000,000	977,685
Mondelez International Holdings Netherlands BV
4.25%, 09/15/2025(c)	3,000,000	2,943,057
Total Food & Beverage		13,863,536

Health Care Facilities & Services (1.85%)
Cardinal Health, Inc.
5.13%, 02/15/2029	3,000,000	2,953,670
HCA, Inc.
5.20%, 06/01/2028	2,000,000	1,965,916
5.38%, 02/01/2025	5,700,000	5,675,452
Total Health Care Facilities & Services		10,595,038

Industrial Other (1.92%)
Element Fleet Management Corp.
6.27%, 06/26/2026(c)	5,800,000	5,833,830
Honeywell International, Inc.
4.85%, 11/01/2024	2,000,000	1,992,559
Parker-Hannifin Corp.
3.65%, 06/15/2024	1,000,000	996,875
Quanta Services, Inc.
0.95%, 10/01/2024	2,250,000	2,203,645
Total Industrial Other		11,026,909

Leisure Products Manufacturing (0.61%)
Brunswick Corp.
0.85%, 08/18/2024	2,000,000	1,968,584
Polaris, Inc.
6.95%, 03/15/2029	1,492,000	1,555,760
	Principal Amount	Value (Note 2)
Total Leisure Products Manufacturing		3,524,344

Life Insurance (0.17%)
Security Benefit Global Funding
1.25%, 05/17/2024(c)	$1,000,000	$998,025

Medical Equipment & Devices Manufacturing (3.42%)
Alcon Finance Corp.
2.75%, 09/23/2026(c)	6,150,000	5,763,867
GE HealthCare Technologies, Inc.
5.55%, 11/15/2024	2,000,000	1,997,087
5.60%, 11/15/2025	3,000,000	2,996,037
Solventum Corp.
5.40%, 03/01/2029(c)	2,000,000	1,962,601
5.45%, 02/25/2027(c)	5,000,000	4,958,504
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/2024	2,000,000	1,952,987
Total Medical Equipment & Devices Manufacturing		19,631,083

Metals & Mining (1.13%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	6,592,000	6,488,261

Pharmaceuticals (1.38%)
AbbVie, Inc.
4.80%, 03/15/2027	5,000,000	4,940,962
Bristol-Myers Squibb Co.
4.95%, 02/20/2026	3,000,000	2,980,397
Total Pharmaceuticals		7,921,359

Pipeline (3.08%)
Buckeye Partners LP
4.35%, 10/15/2024	2,771,000	2,741,217
Columbia Pipelines Holding Co. LLC
6.04%, 08/15/2028(c)	1,000,000	1,009,399
6.06%, 08/15/2026(c)	1,500,000	1,505,524
EnLink Midstream LLC
5.63%, 01/15/2028(c)	660,000	649,028
Gray Oak Pipeline LLC
2.60%, 10/15/2025(c)	6,250,000	5,952,732
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.50%, 07/15/2027	5,786,000	5,826,404
Total Pipeline		17,684,304

Power Generation (1.35%)
Vistra Operations Co. LLC
4.88%, 05/13/2024(c)	7,735,000	7,740,974

Real Estate (1.03%)
VICI Properties LP
4.38%, 05/15/2025	6,000,000	5,906,645

See Notes to Financial Statements.

21 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Refining & Marketing (0.17%)
HF Sinclair Corp.
6.38%, 04/15/2027(c)	$1,000,000	$1,000,533

Software & Services (0.25%)
VMware LLC
4.65%, 05/15/2027	1,500,000	1,458,528

Supermarkets & Pharmacies (0.69%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(c)	3,924,000	3,924,210

Transportation & Logistics (0.35%)
Daimler Truck Finance North America LLC
5.60%, 08/08/2025(c)	2,000,000	1,995,005

Utilities (3.47%)
American Electric Power Co., Inc.
5.70%, 08/15/2025	3,000,000	2,992,179
Black Hills Corp.
1.04%, 08/23/2024	3,000,000	2,954,519
Duke Energy Corp.
5.00%, 12/08/2025	6,000,000	5,949,161
NextEra Energy Capital Holdings, Inc.
6.05%, 03/01/2025	3,000,000	3,006,465
Sempra
5.40%, 08/01/2026	2,000,000	1,989,259
Southern Co.
4.48%, 08/01/2024(b)	3,000,000	2,988,486
Total Utilities		19,880,069

Waste & Environment Services & Equipment (0.40%)
GFL Environmental, Inc.
5.13%, 12/15/2026(c)	2,340,000	2,281,215

Wireless Telecommunications Services (0.85%)
T-Mobile USA, Inc.
4.80%, 07/15/2028	5,000,000	4,874,148

TOTAL CORPORATE BONDS
(Cost $417,540,285)		414,911,266

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (25.82%)
	Principal Amount	Value (Note 2)
U.S. Treasury Bonds (25.82%)
United States Treasury Notes
4.13%, 03/31/2029	$2,914,000	$2,838,418
4.25%, 01/31/2026	8,500,000	8,381,133
4.25%, 03/15/2027	28,484,000	28,006,671
4.25%, 02/28/2029	14,611,000	14,315,926
4.50%, 03/31/2026	14,938,000	14,789,203
4.50%, 04/15/2027	13,970,000	13,829,209
4.63%, 02/28/2026	25,177,000	24,985,222
4.63%, 03/15/2026	17,941,000	17,801,186
5.00%, 10/31/2025	23,209,000	23,158,230
Total U.S. Treasury Bonds		148,105,198

TOTAL GOVERNMENT BONDS
(Cost $149,322,194)		148,105,198

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.10%)
Money Market Fund (0.10%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.23%	545,959	545,959

TOTAL SHORT TERM INVESTMENTS
(Cost $545,959)			545,959

TOTAL INVESTMENTS (99.48%)
(Cost $574,522,714)			$570,559,902

Other Assets In Excess Of Liabilities (0.52%)			2,964,715

NET ASSETS (100.00%)			$573,524,617

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

1M US SOFR- 1 Month SOFR as of April 30, 2024 was 5.32%

30D US SOFR - 30 Day SOFR as of April 30, 2024 was 5.33%

1D US SOFR - 1 Day SOFR as of April 30, 2024 was 5.34%

1Y US TI - 1 Year US TI as of April 30, 2024 was 5.25%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.

See Notes to Financial Statements.

22 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

(b)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2024.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the aggregate market value of those securities was $120,864,314, representing 21.07% of net assets.
(d)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

See Notes to Financial Statements.

23 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
BANK LOANS (2.31%)

Aerospace & Defense (0.51%)
TransDigm, Inc.
3M US SOFR + 3.25%, 02/28/2031(a)	$14,250,000	$14,349,679

Casinos & Gaming (0.26%)
Caesars Entertainment, Inc.
1M US SOFR + 2.75%, 02/06/2031(a)	7,450,000	7,469,556

Consumer Finance (0.53%)
Boost Newco Borrower LLC
1D US SOFR + 3.00%, 01/31/2031(a)	15,240,000	15,311,475

Financial Services (0.08%)
Jane Street Group LLC
1M US SOFR + 2.50%, 01/26/2028(a)	2,296,000	2,300,569

Industrials (0.52%)
Chart Industries, Inc.
1M US SOFR + 3.25%, 03/18/2030(a)	7,300,000	7,334,237

GFL Environmental, Inc.
3M US SOFR + 2.50%, 05/28/2027(a)	7,295,045	7,338,341
Total Industrials		14,672,578

Pipeline (0.33%)
Buckeye Partners LP
1M US SOFR + 2.50%, 11/22/2030(a)	9,294,000	9,338,193

Travel & Lodging (0.08%)
Carnival Corp.
1M US SOFR + 2.75%, 08/09/2027(a)	2,129,200	2,142,838

TOTAL BANK LOANS
(Cost $65,474,753)		65,584,888
	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.40%)

Fannie Mae
Series 1997-76, Class FO, 30D US SOFR + 0.61%, 09/17/2027(a)	$7,207	$7,086
	Principal Amount	Value (Note 2)
Series 1999-58, Class F, 30D US SOFR + 0.51%, 11/18/2029(a)	$25,358	$25,189
Series 2000-40, Class FA, 30D US SOFR + 0.61%, 07/25/2030(a)	10,732	10,703
Series 2000-45, Class F, 30D US SOFR + 0.56%, 12/25/2030(a)	9,279	9,223
Series 2001-27, Class F, 30D US SOFR + 0.61%, 06/25/2031(a)	6,210	6,109
Series 2001-29, Class Z, 6.500%, 07/25/2031	44,617	44,814
Series 2001-51, Class OD, 6.500%, 10/25/2031	439	438
Series 2001-52, Class XZ, 6.500%, 10/25/2031	17,174	17,422
Series 2001-59, Class F, 30D US SOFR + 0.71%, 11/25/2031(a)	74,232	74,123
Series 2001-60, Class OF, 30D US SOFR + 1.06%, 10/25/2031(a)	120,252	121,400
Series 2001-63, Class FD, 30D US SOFR + 0.71%, 12/18/2031(a)	8,044	8,042
Series 2001-63, Class TC, 6.000%, 12/25/2031	15,081	15,153
Series 2001-68, Class PH, 6.000%, 12/25/2031	12,376	12,439
Series 2001-71, Class FS, 30D US SOFR + 0.71%, 11/25/2031(a)	43,844	43,783
Series 2001-71, Class FE, 30D US SOFR + 0.76%, 11/25/2031(a)	53,612	53,609
Series 2001-81, Class GE, 6.000%, 01/25/2032	10,370	10,434
Series 2002-11, Class JF, 30D US SOFR + 0.84%, 03/25/2032(a)	33,091	33,160
Series 2002-12, Class FH, 30D US SOFR + 1.16%, 01/25/2032(a)	36,795	37,068
Series 2002-13, Class FE, 30D US SOFR + 1.01%, 03/25/2032(a)	32,135	32,259
Series 2002-16, Class TM, 7.000%, 04/25/2032	9,120	9,269
Series 2002-17, Class JF, 30D US SOFR + 1.11%, 04/25/2032(a)	19,344	19,530
Series 2002-18, Class FD, 30D US SOFR + 0.91%, 02/25/2032(a)	34,683	34,759

See Notes to Financial Statements.

24 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2002-23, Class FA, 30D US SOFR + 1.01%, 04/25/2032(a)	$28,152	$28,395
Series 2002-34, Class EO, –%, 05/18/2032(b)	22,001	20,663
Series 2002-36, Class FS, 30D US SOFR + 0.61%, 06/25/2032(a)	9,093	9,082
Series 2002-44, Class FJ, 30D US SOFR + 1.11%, 04/25/2032(a)	50,209	50,603
Series 2002-47, Class FC, 30D US SOFR + 0.71%, 11/25/2031(a)	10,358	10,319
Series 2002-48, Class F, 30D US SOFR + 1.11%, 07/25/2032(a)	31,546	31,794
Series 2002-49, Class FC, 30D US SOFR + 1.11%, 11/18/2031(a)	29,222	29,440
Series 2002-60, Class FV, 30D US SOFR + 1.11%, 04/25/2032(a)	71,803	72,493
Series 2002-63, Class EZ, 6.000%, 10/25/2032	5,757	5,776
Series 2002-64, Class PG, 5.500%, 10/25/2032	41,216	41,141
Series 2002-68, Class AF, 30D US SOFR + 1.11%, 10/25/2032(a)	13,898	14,033
Series 2002-7, Class FC, 30D US SOFR + 0.86%, 01/25/2032(a)	42,545	42,658
Series 2002-71, Class AQ, 4.000%, 11/25/2032	28,073	26,933
Series 2002-8, Class FA, 30D US SOFR + 0.86%, 03/18/2032(a)	20,654	20,745
Series 2002-80, Class CZ, 4.500%, 09/25/2032	105,064	95,276
Series 2002-9, Class FW, 30D US SOFR + 0.66%, 03/25/2032(a)	10,506	10,354
Series 2002-91, Class F, 30D US SOFR + 0.66%, 01/25/2033(a)	15,149	15,099
Series 2003-107, Class FD, 30D US SOFR + 0.61%, 11/25/2033(a)	9,971	9,939
Series 2003-110, Class CK, 3.000%, 11/25/2033	16,594	15,695
Series 2003-116, Class FA, 30D US SOFR + 0.51%, 11/25/2033(a)	20,261	20,158
Series 2003-119, Class ZP, 4.000%, 12/25/2033	48,131	44,518
	Principal Amount	Value (Note 2)
Series 2003-119, Class FH, 30D US SOFR + 0.61%, 12/25/2033(a)	$29,460	$29,362
Series 2003-128, Class MF, 30D US SOFR + 0.71%, 01/25/2034(a)	41,038	41,043
Series 2003-131, Class CH, 5.500%, 01/25/2034	62,746	62,790
Series 2003-134, Class FC, 30D US SOFR + 0.71%, 12/25/2032(a)	23,244	23,247
Series 2003-14, Class AP, 4.000%, 03/25/2033	37,005	36,365
Series 2003-14, Class AN, 3.500%, 03/25/2033	24,670	24,197
Series 2003-19, Class MB, 4.000%, 05/25/2031	26,603	25,104
Series 2003-21, Class OG, 4.000%, 01/25/2033	15,624	15,117
Series 2003-22, Class BZ, 6.000%, 04/25/2033	20,634	20,720
Series 2003-27, Class EK, 5.000%, 04/25/2033	22,169	21,830
Series 2003-30, Class JQ, 5.500%, 04/25/2033	20,725	20,550
Series 2003-32, Class UJ, 5.500%, 05/25/2033	35,603	35,419
Series 2003-41, Class OB, 4.000%, 05/25/2033	100,571	92,784
Series 2003-41, Class OZ, 3.750%, 05/25/2033	170,128	149,929
Series 2003-42, Class JH, 5.500%, 05/25/2033	52,063	51,627
Series 2003-46, Class PJ, 5.500%, 06/25/2033	27,344	27,341
Series 2003-47, Class PE, 5.750%, 06/25/2033	37,308	37,357
Series 2003-64, Class JK, 3.500%, 07/25/2033	43,561	41,125
Series 2003-64, Class ZC, 5.000%, 07/25/2033	22,307	21,951
Series 2003-71, Class HD, 5.500%, 08/25/2033	93,772	93,342
Series 2003-76, Class EZ, 5.000%, 08/25/2033	112,969	111,159
Series 2003-94, Class CE, 5.000%, 10/25/2033	4,678	4,591
Series 2004-10, Class ZB, 6.000%, 02/25/2034	158,187	159,162
Series 2004-101, Class TB, 5.500%, 01/25/2035	98,597	98,560
Series 2004-14, Class QB, 5.250%, 03/25/2034	129,763	128,065
Series 2004-17, Class BA, 6.000%, 04/25/2034	118,388	120,314

See Notes to Financial Statements.

25 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2004-17, Class DZ, 5.500%, 04/25/2034	$12,243	$12,051
Series 2004-26, Class CG, 4.500%, 08/25/2033	247	246
Series 2004-36, Class FA, 30D US SOFR + 0.51%, 05/25/2034(a)	20,070	19,967
Series 2004-36, Class CB, 5.000%, 05/25/2034	74,075	72,936
Series 2004-53, Class FC, 30D US SOFR + 0.56%, 07/25/2034(a)	158,695	157,843
Series 2004-54, Class FL, 30D US SOFR + 0.51%, 07/25/2034(a)	104,260	103,960
Series 2004-60, Class AC, 5.500%, 04/25/2034	80,870	79,617
Series 2004-68, Class LC, 5.000%, 09/25/2029	27,613	27,313
Series 2004-77, Class AY, 4.500%, 10/25/2034	13,830	13,400
Series 2004-82, Class HK, 5.500%, 11/25/2034	38,591	38,632
Series 2004-92, Class FD, 30D US SOFR + 0.46%, 05/25/2034(a)	57,692	57,659
Series 2004-92, Class TB, 5.500%, 12/25/2034	64,940	65,047
Series 2005-110, Class MP, 5.500%, 12/25/2035	12,960	12,902
Series 2005-120, Class FE, 30D US SOFR + 0.63%, 01/25/2036(a)	16,753	16,598
Series 2005-122, Class PY, 6.000%, 01/25/2036	250,955	252,240
Series 2005-17, Class EX, 5.250%, 03/25/2035	25,000	24,230
Series 2005-17, Class EZ, 4.500%, 03/25/2035	165,568	158,653
Series 2005-29, Class ZA, 5.500%, 04/25/2035	942,689	941,542
Series 2005-3, Class CH, 5.250%, 02/25/2035	66,076	65,701
Series 2005-35, Class DZ, 5.000%, 04/25/2035	109,347	107,591
Series 2005-48, Class TD, 5.500%, 06/25/2035	104,788	105,059
Series 2005-52, Class FE, 30D US SOFR + 1.91%, 05/25/2035(a)	89,025	91,633
Series 2005-62, Class GZ, 5.750%, 07/25/2035	332,879	335,092
Series 2005-64, Class PL, 5.500%, 07/25/2035	52,834	52,683
Series 2005-68, Class BE, 5.250%, 08/25/2035	59,822	59,267
	Principal Amount	Value (Note 2)
Series 2005-68, Class PG, 5.500%, 08/25/2035	$22,126	$22,071
Series 2005-68, Class CZ, 5.500%, 08/25/2035	248,806	247,404
Series 2005-69, Class GZ, 4.500%, 08/25/2035	14,747	14,091
Series 2005-7, Class MZ, 4.750%, 02/25/2035	23,054	22,270
Series 2005-70, Class KP, 5.000%, 06/25/2035	44,521	43,804
Series 2005-70, Class NA, 5.500%, 08/25/2035	9,537	9,517
Series 2005-72, Class FB, 30D US SOFR + 0.36%, 08/25/2035(a)	9,240	9,148
Series 2005-79, Class DB, 5.500%, 09/25/2035	66,101	65,777
Series 2005-84, Class XM, 5.750%, 10/25/2035	47,513	47,391
Series 2005-89, Class F, 30D US SOFR + 0.41%, 10/25/2035(a)	16,899	16,726
Series 2005-99, Class AC, 5.500%, 12/25/2035	541,000	533,253
Series 2005-99, Class FA, 30D US SOFR + 0.41%, 11/25/2035(a)	12,893	12,860
Series 2005-99, Class ZA, 5.500%, 12/25/2035	123,626	121,701
Series 2006-112, Class QC, 5.500%, 11/25/2036	17,160	17,195
Series 2006-114, Class HE, 5.500%, 12/25/2036	76,693	76,778
Series 2006-115, Class EF, 30D US SOFR + 0.47%, 12/25/2036(a)	13,281	13,096
Series 2006-16, Class HZ, 5.500%, 03/25/2036	206,964	207,572
Series 2006-39, Class EF, 30D US SOFR + 0.51%, 05/25/2036(a)	12,775	12,650
Series 2006-46, Class UD, 5.500%, 06/25/2036	33,000	32,098
Series 2006-48, Class TF, 30D US SOFR + 0.51%, 06/25/2036(a)	33,238	32,833
Series 2006-48, Class DZ, 6.000%, 06/25/2036	172,480	170,630
Series 2006-56, Class F, 30D US SOFR + 0.41%, 07/25/2036(a)	9,410	9,333
Series 2006-62, Class FX, 30D US SOFR + 1.86%, 07/25/2036(a)	168,153	168,162
Series 2006-63, Class QH, 5.500%, 07/25/2036	28,107	28,171

See Notes to Financial Statements.

26 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2006-70, Class AF, 30D US SOFR + 0.51%, 08/25/2036(a)	$64,360	$63,620
Series 2006-71, Class ZH, 6.000%, 07/25/2036	34,463	34,834
Series 2006-95, Class FH, 30D US SOFR + 0.56%, 10/25/2036(a)	64,577	63,886
Series 2007-100, Class YF, 30D US SOFR + 0.66%, 10/25/2037(a)	13,309	13,205
Series 2007-109, Class GF, 30D US SOFR + 0.79%, 12/25/2037(a)	39,959	39,819
Series 2007-111, Class FC, 30D US SOFR + 0.71%, 12/25/2037(a)	27,017	26,953
Series 2007-117, Class FM, 30D US SOFR + 0.81%, 01/25/2038(a)	160,698	160,487
Series 2007-12, Class BZ, 6.000%, 03/25/2037	467,509	451,973
Series 2007-12, Class ZA, 6.000%, 03/25/2037	169,497	160,074
Series 2007-14, Class GZ, 5.500%, 03/25/2037	142,262	138,428
Series 2007-18, Class MZ, 6.000%, 03/25/2037	125,372	127,192
Series 2007-22, Class FC, 30D US SOFR + 0.53%, 03/25/2037(a)	68,332	66,899
Series 2007-26, Class ZB, 5.500%, 04/25/2037	233,717	226,879
Series 2007-30, Class MB, 4.250%, 04/25/2037	52,323	50,629
Series 2007-33, Class HE, 5.500%, 04/25/2037	33,703	33,659
Series 2007-34, Class F, 30D US SOFR + 0.50%, 04/25/2037(a)	20,282	19,979
Series 2007-41, Class FA, 30D US SOFR + 0.51%, 05/25/2037(a)	6,889	6,788
Series 2007-51, Class CP, 5.500%, 06/25/2037	23,788	23,387
Series 2007-51, Class PB, 5.500%, 06/25/2037	25,884	24,899
Series 2007-55, Class PH, 6.000%, 06/25/2047	257,765	261,818
Series 2007-57, Class FA, 30D US SOFR + 0.34%, 06/25/2037(a)	18,390	18,153
Series 2007-6, Class FC, 30D US SOFR + 0.53%, 02/25/2037(a)	35,768	35,206
	Principal Amount	Value (Note 2)
Series 2007-63, Class VZ, 5.500%, 07/25/2037	$176,693	$172,013
Series 2007-63, Class FC, 30D US SOFR + 0.46%, 07/25/2037(a)	17,871	17,583
Series 2007-65, Class ZE, 5.500%, 07/25/2037	564,274	547,518
Series 2007-65, Class KF, 30D US SOFR + 0.49%, 07/25/2037(a)	50,557	49,794
Series 2007-70, Class FA, 30D US SOFR + 0.46%, 07/25/2037(a)	21,540	21,224
Series 2007-77, Class JE, 6.000%, 08/25/2037	285,786	285,816
Series 2007-85, Class FL, 30D US SOFR + 0.65%, 09/25/2037(a)	28,511	28,282
Series 2007-85, Class FC, 30D US SOFR + 0.65%, 09/25/2037(a)	91,083	90,660
Series 2007-86, Class FA, 30D US SOFR + 0.56%, 09/25/2037(a)	25,289	25,084
Series 2007-9, Class FB, 30D US SOFR + 0.46%, 03/25/2037(a)	19,556	19,237
Series 2008-18, Class FA, 30D US SOFR + 1.01%, 03/25/2038(a)	148,131	148,982
Series 2008-24, Class WD, 5.500%, 02/25/2038	153,997	150,896
Series 2008-25, Class EF, 30D US SOFR + 1.06%, 04/25/2038(a)	36,058	36,385
Series 2008-27, Class B, 5.500%, 04/25/2038	647,383	651,239
Series 2008-46, Class LA, 5.500%, 06/25/2038	9,532	9,252
Series 2008-66, Class FT, 30D US SOFR + 1.06%, 08/25/2038(a)	20,213	20,269
Series 2008-86, Class FC, 30D US SOFR + 1.21%, 12/25/2038(a)	145,316	147,304
Series 2009-103, Class FM, 30D US SOFR + 0.81%, 11/25/2039(a)	30,797	30,830
Series 2009-104, Class FA, 30D US SOFR + 0.91%, 12/25/2039(a)	34,350	34,446
Series 2009-11, Class MP, 7.000%, 03/25/2049	99,474	102,938
Series 2009-110, Class FG, 30D US SOFR + 0.86%, 01/25/2040(a)	75,690	75,873

See Notes to Financial Statements.

27 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2009-111, Class CY, 5.000%, 03/25/2038	$133,000	$128,260
Series 2009-12, Class LA, 15.296%, 03/25/2039(a)	259,856	310,199
Series 2009-12, Class LD, 16.800%, 03/25/2039(a)	354,431	473,873
Series 2009-19, Class ZA, 6.500%, 04/25/2039	412,939	417,473
Series 2009-36, Class MX, 5.000%, 06/25/2039	58,000	55,560
Series 2009-39, Class Z, 6.000%, 06/25/2039	1,766,731	1,766,532
Series 2009-42, Class TZ, 4.500%, 03/25/2039	226,367	210,135
Series 2009-47, Class BN, 4.500%, 07/25/2039	30,194	29,229
Series 2009-62, Class WA, 5.579%, 08/25/2039(a)	95,194	93,947
Series 2009-68, Class FD, 30D US SOFR + 1.36%, 09/25/2039(a)	44,148	44,391
Series 2009-70, Class CO, –%, 01/25/2037(b)	64,834	54,064
Series 2009-70, Class FA, 30D US SOFR + 1.31%, 09/25/2039(a)	21,185	21,147
Series 2009-86, Class OT, –%, 10/25/2037(b)	27,631	22,312
Series 2009-87, Class FG, 30D US SOFR + 0.86%, 11/25/2039(a)	50,736	50,871
Series 2009-90, Class UZ, 4.500%, 11/25/2039	671,298	614,570
Series 2010-1, Class WA, 6.259%, 02/25/2040(a)	14,102	14,100
Series 2010-1, Class EL, 4.500%, 02/25/2040	241,228	228,774
Series 2010-102, Class B, 4.500%, 07/25/2040	217,572	206,346
Series 2010-102, Class HA, 4.000%, 09/25/2050	57,566	52,163
Series 2010-103, Class DZ, 4.500%, 09/25/2040	225,399	211,765
Series 2010-103, Class PJ, 4.500%, 09/25/2040	28,675	27,566
Series 2010-111, Class FC, 30D US SOFR + 0.63%, 10/25/2040(a)	41,806	41,330
Series 2010-118, Class LZ, 4.750%, 10/25/2040	33,427	31,605
Series 2010-122, Class JA, 7.000%, 07/25/2040	14,452	14,439
Series 2010-123, Class FL, 30D US SOFR + 0.54%, 11/25/2040(a)	16,266	16,124
	Principal Amount	Value (Note 2)
Series 2010-123, Class KU, 4.500%, 11/25/2040	$163,486	$152,555
Series 2010-129, Class PZ, 4.500%, 11/25/2040	35,392	30,737
Series 2010-130, Class BZ, 4.500%, 11/25/2040	1,189,978	1,120,293
Series 2010-14, Class FJ, 30D US SOFR + 0.71%, 03/25/2040(a)	81,139	81,058
Series 2010-141, Class MN, 4.000%, 12/25/2040	90,000	81,822
Series 2010-141, Class FB, 30D US SOFR + 0.58%, 12/25/2040(a)	39,799	39,262
Series 2010-141, Class AL, 4.000%, 12/25/2040	289,074	270,738
Series 2010-141, Class LZ, 4.500%, 12/25/2040	712,270	639,291
Series 2010-142, Class FM, 30D US SOFR + 0.58%, 12/25/2040(a)	14,110	13,907
Series 2010-154, Class JA, 3.000%, 11/25/2040	270,864	250,054
Series 2010-16, Class PL, 5.000%, 03/25/2040	71,000	67,954
Series 2010-19, Class PY, 5.000%, 03/25/2040	284,227	278,679
Series 2010-33, Class KN, 4.500%, 03/25/2040	29,501	28,875
Series 2010-37, Class CY, 5.000%, 04/25/2040	30,670	30,198
Series 2010-39, Class EF, 30D US SOFR + 0.63%, 06/25/2037(a)	32,147	31,994
Series 2010-45, Class WD, 5.000%, 05/25/2040	180,000	166,632
Series 2010-54, Class LX, 5.000%, 06/25/2040	272,000	261,810
Series 2010-57, Class HA, 3.500%, 02/25/2040	10,937	10,824
Series 2010-58, Class FY, 30D US SOFR + 0.84%, 06/25/2040(a)	41,583	41,473
Series 2010-64, Class DM, 5.000%, 06/25/2040	28,167	27,685
Series 2010-67, Class BD, 4.500%, 06/25/2040	543,744	521,916
Series 2010-68, Class WB, 4.500%, 07/25/2040	85,000	76,571
Series 2010-82, Class WZ, 5.000%, 08/25/2040	311,736	306,927
Series 2010-9, Class ME, 5.000%, 02/25/2040	889,477	877,087
Series 2011-114, Class B, 3.500%, 11/25/2041	146,826	132,939

See Notes to Financial Statements.

28 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-118, Class KL, 3.250%, 07/25/2040	$87,966	$83,167
Series 2011-121, Class JP, 4.500%, 12/25/2041	109,762	104,694
Series 2011-128, Class KB, 4.500%, 12/25/2041	800,000	748,914
Series 2011-130, Class KB, 4.000%, 12/25/2041	32,943	30,088
Series 2011-132, Class PE, 4.500%, 12/25/2041	116,558	111,576
Series 2011-145, Class JA, 4.500%, 12/25/2041	8,061	7,801
Series 2011-148, Class PL, 4.000%, 01/25/2042	425,000	369,989
Series 2011-15, Class AF, 30D US SOFR + 0.62%, 03/25/2041(a)	22,060	21,846
Series 2011-17, Class PD, 4.000%, 03/25/2041	5,723	5,394
Series 2011-26, Class PA, 4.500%, 04/25/2041	88,038	85,244
Series 2011-27, Class ZD, 2.500%, 09/25/2040	169,146	143,983
Series 2011-3, Class FA, 30D US SOFR + 0.79%, 02/25/2041(a)	137,383	136,480
Series 2011-30, Class ZA, 5.000%, 04/25/2041	864,899	824,049
Series 2011-43, Class B, 3.500%, 05/25/2031	16,816	16,052
Series 2011-45, Class ZA, 4.000%, 05/25/2031	14,843	14,346
Series 2011-47, Class GF, 30D US SOFR + 0.68%, 06/25/2041(a)	94,826	94,421
Series 2011-5, Class PO, –%, 09/25/2040(b)	8,085	5,685
Series 2011-55, Class BZ, 3.500%, 06/25/2041	437,738	396,775
Series 2011-74, Class UB, 4.000%, 07/25/2040	132,711	123,819
Series 2011-86, Class AF, 30D US SOFR + 0.61%, 02/25/2040(a)	21,740	21,615
Series 2011-86, Class NF, 30D US SOFR + 0.66%, 09/25/2041(a)	84,763	84,241
Series 2011-93, Class ST, 4.000%, 09/25/2041	17,399	16,004
Series 2011-93, Class GA, 4.000%, 04/25/2039	17,991	17,067
Series 2012-100, Class DB, 3.000%, 09/25/2042	951,138	825,689
Series 2012-103, Class PY, 3.000%, 09/25/2042	180,000	144,371
	Principal Amount	Value (Note 2)
Series 2012-106, Class QN, 3.500%, 10/25/2042	$59,113	$52,727
Series 2012-108, Class PL, 3.000%, 10/25/2042	541,668	467,520
Series 2012-110, Class JB, 2.500%, 10/25/2042	204,000	143,300
Series 2012-111, Class B, 7.000%, 10/25/2042	73,407	76,453
Series 2012-112, Class DA, 3.000%, 10/25/2042	164,917	144,018
Series 2012-115, Class DY, 2.500%, 10/25/2042	225,000	164,705
Series 2012-120, Class AH, 2.500%, 02/25/2032	20,139	19,468
Series 2012-125, Class GY, 2.000%, 11/25/2042	621,000	458,803
Series 2012-126, Class TA, 3.000%, 10/25/2042	164,804	143,868
Series 2012-128, Class NP, 2.500%, 11/25/2042	8,143	5,070
Series 2012-129, Class HT, 2.000%, 12/25/2032	28,713	24,158
Series 2012-13, Class JP, 4.500%, 02/25/2042	419,438	399,964
Series 2012-131, Class FG, 30D US SOFR + 0.46%, 09/25/2042(a)	39,772	38,883
Series 2012-137, Class CF, 30D US SOFR + 0.41%, 08/25/2041(a)	10,846	10,807
Series 2012-139, Class GB, 2.500%, 12/25/2042	210,538	132,103
Series 2012-139, Class CY, 2.000%, 12/25/2042	235,000	164,547
Series 2012-14, Class FL, 30D US SOFR + 0.56%, 12/25/2040(a)	2,819	2,815
Series 2012-141, Class PD, 1.750%, 10/25/2041	86,076	78,081
Series 2012-149, Class ZA, 3.000%, 01/25/2041	57,213	54,258
Series 2012-149, Class DA, 1.750%, 01/25/2043	23,712	21,319
Series 2012-149, Class KB, 3.000%, 01/25/2043	137,318	128,160
Series 2012-151, Class NX, 1.500%, 01/25/2043	329,365	268,344
Series 2012-151, Class WC, 2.500%, 01/25/2043	249,000	168,070
Series 2012-152, Class PB, 3.500%, 01/25/2043	55,000	51,386
Series 2012-153, Class B, 7.000%, 07/25/2042	24,509	25,834
Series 2012-17, Class JA, 3.500%, 12/25/2041	229,394	205,508

See Notes to Financial Statements.

29 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2012-17, Class JB, 3.500%, 03/25/2042	$200,000	$141,849
Series 2012-19, Class CB, 3.500%, 03/25/2042	197,000	172,808
Series 2012-20, Class TD, 4.500%, 02/25/2042	31,682	31,059
Series 2012-26, Class MA, 3.500%, 03/25/2042	116,193	104,650
Series 2012-27, Class KB, 2.000%, 03/25/2042	150,407	110,322
Series 2012-33, Class F, 30D US SOFR + 0.63%, 04/25/2042(a)	25,827	25,568
Series 2012-37, Class BF, 30D US SOFR + 0.61%, 12/25/2035(a)	46,225	45,899
Series 2012-38, Class MC, 3.000%, 04/25/2042	147,000	115,533
Series 2012-46, Class YB, 3.500%, 05/25/2042	61,440	53,140
Series 2012-46, Class CD, 2.500%, 04/25/2041	54,022	52,362
Series 2012-47, Class JM, 3.500%, 05/25/2042	140,340	112,888
Series 2012-47, Class HF, 30D US SOFR + 0.51%, 05/25/2027(a)	38,371	38,383
Series 2012-49, Class TG, 2.000%, 07/25/2041	25,809	25,037
Series 2012-50, Class HC, 2.000%, 03/25/2042	107,693	96,221
Series 2012-51, Class ZX, 3.500%, 05/25/2042	2,051,060	1,387,628
Series 2012-51, Class HJ, 3.500%, 05/25/2042	364,384	297,626
Series 2012-52, Class BM, 4.500%, 01/25/2042	551,966	537,474
Series 2012-53, Class AP, 2.000%, 04/25/2041	34,204	33,270
Series 2012-56, Class WB, 3.500%, 05/25/2042	65,678	58,384
Series 2012-56, Class UB, 4.000%, 06/25/2042	416,000	372,145
Series 2012-64, Class NA, 3.000%, 08/25/2041	8,224	8,148
Series 2012-69, Class PL, 3.000%, 01/25/2042	91,385	87,143
Series 2012-70, Class WC, 3.000%, 07/25/2042	172,000	134,403
Series 2012-80, Class GZ, 3.000%, 08/25/2042	377,161	329,404
Series 2012-82, Class E, 2.000%, 04/25/2042	22,073	20,048
Series 2012-83, Class AC, 3.000%, 08/25/2042	85,000	69,832
	Principal Amount	Value (Note 2)
Series 2012-90, Class PB, 2.500%, 01/25/2042	$261,790	$242,520
Series 2012-90, Class PH, 3.000%, 01/25/2042	58,176	54,809
Series 2012-93, Class TL, 3.000%, 09/25/2042	420,000	328,649
Series 2012-98, Class ZP, 6.000%, 09/25/2042	703,585	728,285
Series 2012-99, Class DC, 2.000%, 08/25/2041	114,830	104,728
Series 2013-104, Class CY, 5.000%, 10/25/2043	50,000	46,217
Series 2013-108, Class GU, 3.000%, 10/25/2033	36,511	33,909
Series 2013-114, Class LM, 4.000%, 03/25/2042	208,360	194,545
Series 2013-130, Class FB, 30D US SOFR + 0.56%, 01/25/2044(a)	32,072	31,510
Series 2013-136, Class QB, 3.500%, 03/25/2042	158,426	142,687
Series 2013-17, Class YM, 4.000%, 03/25/2033	12,435	11,936
Series 2013-2, Class QF, 30D US SOFR + 0.61%, 02/25/2043(a)	11,874	11,580
Series 2013-20, Class CA, 2.500%, 01/25/2043	172,948	147,349
Series 2013-35, Class CV, 3.000%, 02/25/2043	200,000	176,284
Series 2013-4, Class PL, 2.000%, 02/25/2043	120,000	85,134
Series 2013-52, Class GM, 5.000%, 06/25/2043	89,000	82,151
Series 2013-53, Class CV, 3.500%, 05/25/2030	66,350	65,166
Series 2013-68, Class P, 3.500%, 10/25/2042	114,744	108,113
Series 2013-68, Class LE, 2.000%, 04/25/2043	77,122	67,612
Series 2013-70, Class CE, 2.500%, 01/25/2043	152,588	137,281
Series 2013-72, Class YA, 3.000%, 06/25/2033	2,612	2,295
Series 2013-72, Class AF, 30D US SOFR + 0.36%, 11/25/2042(a)	5,353	5,334
Series 2013-81, Class YK, 4.000%, 08/25/2043	200,000	174,769
Series 2013-9, Class BC, 6.500%, 07/25/2042	204,119	209,738
Series 2013-9, Class CB, 5.500%, 04/25/2042	468,314	468,399
Series 2013-91, Class PB, 4.000%, 09/25/2043	140,000	120,215

See Notes to Financial Statements.

30 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-10, Class BA, 5.332%, 03/25/2054(a)	$273,918	$273,248
Series 2014-20, Class AC, 3.000%, 08/25/2036	40,350	39,496
Series 2014-21, Class MA, 2.000%, 09/25/2041	61,607	56,895
Series 2014-23, Class Z, 3.500%, 05/25/2044	492,078	439,463
Series 2014-23, Class A, 3.000%, 05/25/2044	769,046	668,920
Series 2014-26, Class YW, 3.500%, 04/25/2044	50,538	45,948
Series 2014-3, Class BM, 2.500%, 06/25/2043	50,000	44,629
Series 2014-43, Class PZ, 3.000%, 07/25/2043	249,037	194,409
Series 2014-49, Class CA, 3.000%, 08/25/2044	75,002	70,063
Series 2014-52, Class LM, 3.500%, 09/25/2044	1,089,776	877,018
Series 2014-6, Class Z, 2.500%, 02/25/2044	129,173	106,382
Series 2014-63, Class LN, 3.000%, 10/25/2044	125,000	92,079
Series 2014-67, Class PL, 3.000%, 04/25/2043	158,688	146,381
Series 2014-73, Class FA, 30D US SOFR + 0.46%, 11/25/2044(a)	12,623	12,325
Series 2014-80, Class DZ, 3.000%, 12/25/2044	3,092,465	2,644,276
Series 2014-81, Class GC, 3.000%, 03/25/2038	24,007	23,103
Series 2014-86, Class PA, 2.000%, 12/25/2044	918,797	779,672
Series 2014-88, Class ER, 2.500%, 02/25/2036	21,066	19,743
Series 2015-16, Class ZY, 2.500%, 04/25/2045	10,619,256	8,402,063
Series 2015-2, Class CD, 3.500%, 02/25/2045	162,467	119,837
Series 2015-51, Class CD, 3.000%, 07/25/2044	101,711	94,705
Series 2015-53, Class KB, 3.000%, 01/25/2045	813,940	703,724
Series 2015-56, Class MH, 3.500%, 08/25/2045	970,148	857,152
Series 2015-65, Class CZ, 3.500%, 09/25/2045	135,377	108,802
Series 2015-75, Class LB, 3.000%, 10/25/2045	125,000	88,105
Series 2016-14, Class NC, 2.500%, 03/25/2046	201,065	186,389
Series 2016-2, Class BH, 2.700%, 07/25/2045	180,427	161,190
	Principal Amount	Value (Note 2)
Series 2016-23, Class PL, 3.000%, 11/25/2045	$298,685	$218,671
Series 2016-27, Class HK, 3.000%, 01/25/2041	254,391	234,524
Series 2016-31, Class TM, 3.000%, 12/25/2045	360,000	290,210
Series 2016-33, Class JA, 3.000%, 07/25/2045	136,506	123,357
Series 2016-33, Class LE, 2.500%, 11/25/2033	34,864	31,458
Series 2016-48, Class UF, 30D US SOFR + 0.51%, 08/25/2046(a)	63,263	62,642
Series 2016-52, Class MZ, 3.000%, 08/25/2046	252,277	168,778
Series 2016-55, Class EA, 1.750%, 07/25/2043	781,746	627,404
Series 2016-57, Class PC, 1.750%, 06/25/2046	234,872	190,293
Series 2016-75, Class FC, 30D US SOFR + 0.51%, 10/25/2046(a)	31,907	31,543
Series 2016-8, Class CB, 3.500%, 03/25/2046	893,000	779,498
Series 2016-83, Class KL, 2.500%, 11/25/2046	132,410	79,963
Series 2016-85, Class BA, 2.500%, 11/25/2046	5,543	3,742
Series 2016-9, Class PA, 2.500%, 06/25/2045	154,565	138,421
Series 2016-9, Class D, 3.000%, 03/25/2046	29,316	25,603
Series 2017-1, Class JP, 3.500%, 04/25/2045	88,102	83,398
Series 2017-10, Class FA, 30D US SOFR + 0.51%, 03/25/2047(a)	23,782	23,461
Series 2017-100, Class ZE, 3.500%, 12/25/2047	129,767	113,361
Series 2017-110, Class PB, 3.000%, 02/25/2057	140,000	101,484
Series 2017-15, Class PE, 3.500%, 04/25/2046	43,692	40,006
Series 2017-19, Class B, 3.000%, 01/25/2047	222,057	195,433
Series 2017-22, Class DA, 4.000%, 08/25/2044	444	442
Series 2017-24, Class H, 3.000%, 08/25/2043	46,094	45,140
Series 2017-25, Class QE, 2.500%, 04/25/2047	157,977	130,112
Series 2017-35, Class AH, 3.500%, 04/25/2053	9,819	9,540
Series 2017-38, Class JA, 3.000%, 03/25/2047	109,143	94,144

See Notes to Financial Statements.

31 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2017-46, Class P, 3.500%, 06/25/2047	$2,499,334	$2,197,428
Series 2017-56, Class BA, 3.000%, 03/25/2045	80,251	74,648
Series 2017-56, Class BY, 3.000%, 07/25/2047	128,765	100,071
Series 2017-68, Class HQ, 3.000%, 07/25/2046	742,480	669,779
Series 2017-84, Class JP, 2.750%, 10/25/2047	118,298	99,839
Series 2017-90, Class WB, 3.000%, 11/25/2047	1,119,992	821,947
Series 2017-96, Class PA, 3.000%, 12/25/2054	111,420	104,023
Series 2017-99, Class DZ, 3.500%, 12/25/2047	144,963	126,596
Series 2018-15, Class KG, 2.500%, 01/25/2048	104,229	85,086
Series 2018-19, Class KB, 3.000%, 04/25/2046	48,381	45,489
Series 2018-2, Class HD, 3.000%, 02/25/2047	20,752	19,625
Series 2018-25, Class AL, 3.500%, 04/25/2048	187,296	156,085
Series 2018-38, Class PA, 3.500%, 06/25/2047	64,631	61,140
Series 2018-39, Class FG, 30D US SOFR + 0.36%, 11/25/2033(a)	84,866	83,632
Series 2018-41, Class PZ, 4.000%, 06/25/2048	989,152	753,878
Series 2018-43, Class FE, 30D US SOFR + 0.36%, 09/25/2038(a)	87,555	86,005
Series 2018-45, Class GA, 3.000%, 06/25/2048	35,423	30,249
Series 2018-5, Class JP, 3.000%, 09/25/2047	41,879	37,439
Series 2018-50, Class DY, 3.000%, 10/25/2047	519,471	456,257
Series 2018-56, Class CH, 3.000%, 08/25/2048	29,040	24,807
Series 2018-6, Class PA, 3.000%, 02/25/2048	188,867	159,087
Series 2018-60, Class KL, 4.000%, 08/25/2048	96,000	79,955
Series 2018-67, Class DY, 4.000%, 09/25/2048	304,029	248,437
Series 2018-70, Class HB, 3.500%, 10/25/2058	314,994	255,923
Series 2018-74, Class AB, 3.500%, 10/25/2048	317,781	281,618
Series 2018-8, Class KL, 2.500%, 03/25/2047	281,414	239,694
Series 2018-83, Class AC, 3.500%, 11/25/2048	143,397	124,228
	Principal Amount	Value (Note 2)
Series 2018-83, Class LH, 4.000%, 11/25/2048	$20,111	$18,247
Series 2018-9, Class PL, 3.500%, 02/25/2048	395,045	330,321
Series 2018-94, Class KZ, 4.500%, 01/25/2049	194,414	139,832
Series 2018-94, Class KD, 3.500%, 12/25/2048	45,544	39,806
Series 2019-10, Class MA, 3.000%, 03/25/2049	71,243	61,333
Series 2019-11, Class EA, 3.000%, 05/25/2048	212,447	190,999
Series 2019-12, Class HA, 3.500%, 11/25/2057	248,836	228,873
Series 2019-13, Class MH, 3.000%, 03/25/2049	281,112	244,620
Series 2019-34, Class PZ, 3.000%, 07/25/2049	116,587	54,570
Series 2019-45, Class PT, 3.000%, 08/25/2049	237,025	205,322
Series 2019-50, Class CZ, 2.750%, 09/25/2049	177,518	74,112
Series 2019-55, Class MQ, 3.500%, 10/25/2049	574,163	497,454
Series 2019-60, Class BF, 30D US SOFR + 0.56%, 10/25/2049(a)	10,750	10,508
Series 2019-65, Class HA, 2.500%, 11/25/2049	157,981	130,106
Series 2019-75, Class PA, 3.000%, 10/25/2049	528,214	451,468
Series 2019-81, Class LB, 1.500%, 12/25/2049	509,943	394,216
Series 2019-82, Class HZ, 3.000%, 01/25/2050	401,861	335,234
Series 2020-10, Class B, 3.000%, 03/25/2050	229,775	191,686
Series 2020-11, Class JW, 3.000%, 03/25/2050	237,000	169,986
Series 2020-36, Class GD, 2.000%, 12/25/2037	123,956	108,731
Series 2020-45, Class NB, 1.500%, 07/25/2050	259,992	103,750
Series 2020-47, Class GZ, 2.000%, 07/25/2050	215,923	119,926
Series 2020-73, Class ED, 0.832%, 11/25/2049(a)	784,182	553,804
Series 2021-12, Class GA, 1.000%, 07/25/2050	128,196	90,015
Series 2021-15, Class JB, 1.250%, 04/25/2051	120,361	44,103
Series 2021-17, Class ZA, 1.500%, 04/25/2051	161,285	59,810
Series 2021-43, Class JC, 2.000%, 05/25/2051	123,648	96,855

See Notes to Financial Statements.

32 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2021-47, Class PD, 1.500%, 07/25/2051	$790,670	$584,330
Series 2021-47, Class PE, 1.750%, 07/25/2051	790,670	597,146
Series 2021-59, Class H, 2.000%, 06/25/2048	221,054	172,003
Series 2021-6, Class KU, 1.500%, 02/25/2051	181,291	96,479
Series 2021-66, Class HU, 1.500%, 10/25/2051	259,998	116,519
Series 2021-66, Class JG, 1.000%, 10/25/2051	528,027	393,437
Series 2021-68, Class A, 2.000%, 07/25/2049	2,443,803	1,870,669
Series 2021-69, Class WA, 2.000%, 04/25/2049	314,216	248,303
Series 2021-72, Class NL, 1.500%, 10/25/2051	316,302	190,010
Series 2021-72, Class NB, 1.500%, 10/25/2051	140,000	55,188
Series 2021-8, Class HZ, 2.000%, 03/25/2051	468,471	216,998
Series 2021-80, Class KE, 2.000%, 11/25/2051	216,879	172,522
Series 2022-17, Class GV, 2.500%, 01/25/2052	3,569,000	2,472,552
Series 2022-37, Class QL, 4.000%, 07/25/2052	1,683,000	1,529,266
Series 2022-4, Class CK, 1.500%, 04/25/2051	103,750	52,124
Series 2022-43, Class ZA, 4.500%, 07/25/2052	243,226	220,583
Series 2022-43, Class AN, 4.250%, 07/25/2052	240,932	188,536
Series 2022-64, Class GM, 4.500%, 10/25/2052	3,161,000	2,695,434
Series 2022-68, Class Z, 5.000%, 10/25/2052	714,319	710,447
Series 2022-81, Class DO, –%, 11/25/2052(b)	1,474,567	617,733
Series 2022-88, Class EZ, 6.000%, 12/25/2052	4,277,752	4,079,933
Series 2022-90, Class AY, 4.500%, 12/25/2041	180,000	164,461
Series 2023-19, Class BZ, 5.000%, 05/25/2053	5,679,765	5,317,227
		95,288,133
Fannie Mae Grantor Trust 2002- T12
Series 2002-T12, Class A1, 6.500%, 05/25/2042	129,539	130,730
Freddie Mac
Series 1996-1863, Class Z, 6.500%, 07/15/2026	42	42
	Principal Amount	Value (Note 2)
Series 1997-1935, Class FK, 30D US SOFR + 0.81%, 02/15/2027(a)	$5,573	$5,572
Series 1997-1980, Class Z, 7.000%, 07/15/2027	17,466	17,400
Series 1998-2034, Class Z, 6.500%, 02/15/2028	10,766	10,826
Series 1998-2035, Class PC, 6.950%, 03/15/2028	2,605	2,604
Series 1998-2053, Class Z, 6.500%, 04/15/2028	8,554	8,503
Series 1998-2060, Class Z, 6.500%, 05/15/2028	4,503	4,515
Series 1998-2079, Class FA, 30D US SOFR + 0.61%, 07/17/2028(a)	6	6
Series 1998-2095, Class PE, 6.000%, 11/15/2028	9,302	9,243
Series 1998-2102, Class Z, 6.000%, 12/15/2028	28,613	28,480
Series 1999-2115, Class FB, 30D US SOFR + 0.56%, 01/15/2029(a)	12,042	12,009
Series 1999-2126, Class CB, 6.250%, 02/15/2029	11,532	11,515
Series 1999-2137, Class TH, 6.500%, 03/15/2029	3,320	3,324
Series 1999-2154, Class PL, 6.500%, 05/15/2029	96,284	95,365
Series 2000-2224, Class CB, 8.000%, 03/15/2030	8,195	8,471
Series 2001-2274, Class ZM, 6.500%, 01/15/2031	6,419	6,397
Series 2001-2279, Class Z, 6.000%, 01/15/2031	6,863	6,787
Series 2001-2320, Class FI, 30D US SOFR + 0.61%, 09/15/2029(a)	17,848	17,772
Series 2001-2322, Class FV, 30D US SOFR + 0.61%, 06/15/2030(a)	17,590	17,246
Series 2001-2324, Class PZ, 6.500%, 06/15/2031	97,360	98,991
Series 2001-2334, Class KB, 6.500%, 05/15/2028	42,816	42,741
Series 2001-2341, Class FP, 30D US SOFR + 1.01%, 07/15/2031(a)	18,971	19,061
Series 2001-2367, Class FA, 30D US SOFR + 0.63%, 06/15/2031(a)	18,301	18,202
Series 2001-2372, Class F, 30D US SOFR + 0.61%, 10/15/2031(a)	12,621	12,576

See Notes to Financial Statements.

33 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2001-2388, Class FR, 30D US SOFR + 0.76%, 06/15/2031(a)	$15,674	$15,638
Series 2001-2388, Class FB, 30D US SOFR + 0.71%, 01/15/2029(a)	14,728	14,697
Series 2001-2391, Class HF, 30D US SOFR + 0.66%, 06/15/2031(a)	6,280	6,250
Series 2001-2396, Class FM, 30D US SOFR + 0.56%, 12/15/2031(a)	16,109	16,083
Series 2001-2396, Class FN, 30D US SOFR + 0.76%, 12/15/2031(a)	99,984	100,150
Series 2002-2411, Class F, 30D US SOFR + 0.66%, 02/15/2032(a)	13,747	13,734
Series 2002-2412, Class OF, 30D US SOFR + 1.06%, 12/15/2031(a)	21,791	22,007
Series 2002-2417, Class FY, 30D US SOFR + 0.71%, 12/15/2031(a)	6,573	6,546
Series 2002-2424, Class FY, 30D US SOFR + 0.56%, 03/15/2032(a)	35,659	34,874
Series 2002-2430, Class WF, 6.500%, 03/15/2032	6,122	6,244
Series 2002-2433, Class FA, 30D US SOFR + 1.06%, 02/15/2032(a)	26,555	26,823
Series 2002-2460, Class FA, 30D US SOFR + 1.11%, 03/15/2032(a)	47,895	48,202
Series 2002-2466, Class FV, 30D US SOFR + 0.66%, 03/15/2032(a)	41,801	41,681
Series 2002-2470, Class EF, 30D US SOFR + 1.11%, 03/15/2032(a)	51,346	51,843
Series 2002-2478, Class FD, 30D US SOFR + 1.11%, 02/15/2032(a)	14,832	14,693
Series 2002-2481, Class FE, 30D US SOFR + 1.11%, 03/15/2032(a)	14,509	14,649
Series 2002-2488, Class FU, 30D US SOFR + 0.71%, 03/15/2032(a)	49,119	48,952
Series 2002-2494, Class F, 30D US SOFR + 1.16%, 06/15/2031(a)	24,313	24,486
Series 2002-2495, Class ZB, 4.500%, 09/15/2032	27,867	26,416
	Principal Amount	Value (Note 2)
Series 2002-2510, Class FE, 30D US SOFR + 0.51%, 10/15/2032(a)	$6,061	$6,016
Series 2002-2513, Class AF, 30D US SOFR + 1.11%, 02/15/2032(a)	39,646	38,174
Series 2002-2516, Class FD, 30D US SOFR + 1.11%, 02/15/2032(a)	37,677	38,037
Series 2002-2517, Class FR, 30D US SOFR + 0.46%, 10/15/2032(a)	28,358	28,063
Series 2002-2524, Class DH, 6.000%, 11/15/2032	27,234	27,462
Series 2002-2525, Class NU, 5.000%, 04/15/2032	59,774	57,665
Series 2002-2535, Class AW, 5.500%, 12/15/2032	7,722	7,714
Series 2002-2538, Class F, 30D US SOFR + 0.71%, 12/15/2032(a)	106,457	106,466
Series 2002-2541, Class BL, 5.500%, 12/15/2032	32,057	32,025
Series 2003-2554, Class MN, 5.500%, 01/15/2033	35,396	35,356
Series 2003-2557, Class HL, 5.300%, 01/15/2033	122,080	119,473
Series 2003-2557, Class NU, 5.250%, 03/15/2032	41,224	40,320
Series 2003-2557, Class WF, 30D US SOFR + 0.51%, 01/15/2033(a)	29,463	29,258
Series 2003-2568, Class D, 5.500%, 02/15/2033	28,082	28,067
Series 2003-2571, Class FY, 30D US SOFR + 0.86%, 12/15/2032(a)	15,601	15,673
Series 2003-2577, Class FC, 30D US SOFR + 0.61%, 02/15/2033(a)	70,508	69,973
Series 2003-2587, Class FW, 30D US SOFR + 0.58%, 03/15/2033(a)	28,672	28,498
Series 2003-2590, Class OZ, 4.000%, 03/15/2033	185,133	174,284
Series 2003-2590, Class QY, 3.750%, 04/15/2028	1,223	1,215
Series 2003-2614, Class FV, 30D US SOFR + 1.61%, 05/15/2033(a)	171,186	172,410
Series 2003-2624, Class QH, 5.000%, 06/15/2033	9,869	9,730
Series 2003-2626, Class ZX, 5.000%, 06/15/2033	213,508	185,989
Series 2003-2627, Class CN, 5.000%, 06/15/2033	29,040	28,634

See Notes to Financial Statements.

34 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2003-2631, Class DB, 5.000%, 06/15/2033	$148,000	$140,781
Series 2003-2647, Class A, 3.250%, 04/15/2032	55,011	52,189
Series 2003-2648, Class WZ, 5.000%, 07/15/2033	281,608	264,320
Series 2003-2668, Class LH, 5.000%, 09/15/2033	18,363	18,105
Series 2003-2707, Class FH, 30D US SOFR + 0.76%, 04/15/2032(a)	58,903	59,005
Series 2003-2711, Class FA, 30D US SOFR + 1.11%, 11/15/2033(a)	108,350	109,723
Series 2003-2717, Class LH, 5.500%, 12/15/2033	4,801	4,811
Series 2003-2725, Class TA, 4.500%, 12/15/2033	154,722	150,158
Series 2004-2750, Class TC, 5.250%, 02/15/2034	3,744	3,682
Series 2004-2768, Class PW, 4.250%, 03/15/2034	134,679	128,744
Series 2004-2802, Class OH, 6.000%, 05/15/2034	9,624	9,619
Series 2004-2835, Class KZ, 5.500%, 08/15/2034	29,034	29,099
Series 2004-2835, Class TB, 4.500%, 08/15/2034	294,172	281,487
Series 2004-2893, Class PE, 5.000%, 11/15/2034	2,179	2,148
Series 2004-2896, Class BZ, 5.000%, 11/15/2034	64,201	63,255
Series 2004-2901, Class KB, 5.000%, 12/15/2034	80,248	79,121
Series 2005-2916, Class MY, 5.500%, 01/15/2035	127,872	128,166
Series 2005-2927, Class EZ, 5.500%, 02/15/2035	9,443	9,160
Series 2005-2929, Class PG, 5.000%, 02/15/2035	30,455	30,028
Series 2005-2933, Class HD, 5.500%, 02/15/2035	18,152	18,113
Series 2005-2942, Class ZN, 5.500%, 03/15/2035	544,628	522,845
Series 2005-2953, Class PG, 5.500%, 03/15/2035	14,293	14,345
Series 2005-2962, Class KF, 30D US SOFR + 0.31%, 04/15/2035(a)	9,355	9,264
Series 2005-2973, Class GE, 5.500%, 05/15/2035	243,000	236,611
Series 2005-2980, Class QA, 6.000%, 05/15/2035	27,840	28,144
Series 2005-2996, Class GX, 5.500%, 06/15/2035	72,000	69,854
	Principal Amount	Value (Note 2)
Series 2005-3012, Class ZE, 5.750%, 08/15/2035	$58,558	$58,566
Series 2005-3012, Class WZ, 5.500%, 08/15/2035	248,109	236,468
Series 2005-3028, Class FM, 30D US SOFR + 0.36%, 09/15/2035(a)	8,027	7,956
Series 2005-3028, Class PG, 5.500%, 09/15/2035	38,226	38,141
Series 2005-3028, Class ZE, 5.500%, 09/15/2035	915,956	877,557
Series 2005-3033, Class WY, 5.500%, 09/15/2035	69,180	69,357
Series 2005-3036, Class NE, 5.000%, 09/15/2035	79,974	78,869
Series 2005-3042, Class PZ, 5.750%, 09/15/2035	165,512	163,875
Series 2005-3052, Class WH, 5.500%, 10/15/2035	16,734	16,734
Series 2005-3059, Class ZM, 5.000%, 02/15/2035	74,209	72,002
Series 2005-3062, Class DE, 5.500%, 11/15/2035	106,268	106,382
Series 2005-3068, Class Z, 5.500%, 11/15/2035	132,210	132,414
Series 2005-3070, Class FT, 30D US SOFR + 0.46%, 11/15/2035(a)	12,414	12,343
Series 2005-3072, Class NF, 30D US SOFR + 0.61%, 11/15/2035(a)	29,772	29,546
Series 2005-3085, Class FE, 30D US SOFR + 0.91%, 08/15/2035(a)	35,404	35,634
Series 2006-3098, Class PG, 5.000%, 01/15/2036	52,492	51,775
Series 2006-3122, Class OH, –%, 03/15/2036(b)	19,769	16,761
Series 2006-3123, Class HT, 5.000%, 03/15/2026	7,508	7,450
Series 2006-3136, Class KF, 30D US SOFR + 0.41%, 04/15/2036(a)	12,444	12,351
Series 2006-3137, Class XP, 6.000%, 04/15/2036	17,582	17,868
Series 2006-3143, Class BC, 5.500%, 02/15/2036	78,443	78,793
Series 2006-3145, Class FN, 30D US SOFR + 0.54%, 04/15/2036(a)	10,857	10,737
Series 2006-3148, Class CY, 6.000%, 04/15/2036	16,323	16,283
Series 2006-3153, Class UG, 30D US SOFR + 0.56%, 05/15/2036(a)	18,194	18,041

See Notes to Financial Statements.

35 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2006-3154, Class PN, 5.500%, 05/15/2036	$54,035	$54,285
Series 2006-3201, Class FL, 30D US SOFR + 0.71%, 08/15/2036(a)	75,958	75,568
Series 2006-3202, Class HF, 30D US SOFR + 0.46%, 08/15/2036(a)	33,639	33,272
Series 2006-3203, Class ZM, 5.000%, 08/15/2036	165,982	163,549
Series 2006-3204, Class ZM, 5.000%, 08/15/2034	78,521	77,366
Series 2006-3206, Class FE, 30D US SOFR + 0.51%, 08/15/2036(a)	34,655	34,131
Series 2006-3235, Class Z, 6.500%, 11/15/2036	637,939	652,638
Series 2006-3236, Class EF, 30D US SOFR + 0.41%, 11/15/2036(a)	10,262	10,098
Series 2006-3237, Class CD, 5.500%, 09/15/2036	84,746	84,065
Series 2006-3237, Class CE, 5.500%, 11/15/2036	122,000	120,571
Series 2006-3240, Class FG, 30D US SOFR + 1.22%, 11/15/2036(a)	170,371	169,144
Series 2006-3249, Class CB, 4.250%, 12/15/2036	300,899	287,212
Series 2007-3279, Class FB, 30D US SOFR + 0.43%, 02/15/2037(a)	66,448	65,258
Series 2007-3284, Class AZ, 4.500%, 03/15/2037	22,023	20,894
Series 2007-3301, Class FY, 30D US SOFR + 0.53%, 04/15/2037(a)	13,576	13,347
Series 2007-3311, Class DF, 30D US SOFR + 0.45%, 05/15/2037(a)	85,451	84,036
Series 2007-3312, Class PA, 5.500%, 05/15/2037	13,837	13,845
Series 2007-3316, Class FB, 30D US SOFR + 0.41%, 08/15/2035(a)	25,106	24,810
Series 2007-3349, Class HG, 5.500%, 07/15/2037	14,665	14,727
Series 2007-3361, Class AF, 30D US SOFR + 0.46%, 11/15/2036(a)	56,747	55,938
Series 2007-3367, Class YF, 30D US SOFR + 0.66%, 09/15/2037(a)	14,752	14,637
Series 2007-3368, Class AF, 30D US SOFR + 0.83%, 09/15/2037(a)	53,236	53,149
	Principal Amount	Value (Note 2)
Series 2007-3378, Class FA, 30D US SOFR + 0.69%, 06/15/2037(a)	$28,439	$28,304
Series 2007-3380, Class FM, 30D US SOFR + 0.70%, 10/15/2037(a)	67,110	66,724
Series 2007-3382, Class FG, 30D US SOFR + 0.71%, 11/15/2037(a)	34,065	33,891
Series 2007-3382, Class FL, 30D US SOFR + 0.81%, 11/15/2037(a)	61,312	61,237
Series 2007-3387, Class PF, 30D US SOFR + 0.53%, 11/15/2037(a)	21,700	21,451
Series 2007-3388, Class FJ, 30D US SOFR + 0.81%, 11/15/2037(a)	99,552	99,287
Series 2008-3404, Class DC, 5.500%, 01/15/2038	285,000	282,352
Series 2008-3405, Class PE, 5.000%, 01/15/2038	38,835	38,265
Series 2008-3409, Class DB, 6.000%, 01/15/2038	151,471	153,694
Series 2008-3411, Class FL, 30D US SOFR + 0.81%, 02/15/2038(a)	15,704	15,636
Series 2008-3415, Class DF, 30D US SOFR + 0.81%, 08/15/2035(a)	73,492	73,486
Series 2008-3415, Class PC, 5.000%, 12/15/2037	27,548	27,088
Series 2008-3415, Class TF, 30D US SOFR + 0.85%, 08/15/2035(a)	36,400	36,450
Series 2008-3450, Class PE, 5.000%, 05/15/2038	47,648	46,678
Series 2008-3469, Class CF, 30D US SOFR + 0.90%, 07/15/2038(a)	17,819	17,800
Series 2009-3536, Class FM, 30D US SOFR + 1.11%, 05/15/2039(a)	16,669	16,740
Series 2009-3539, Class B, 4.500%, 06/15/2029	44,000	43,055
Series 2009-3545, Class FA, 30D US SOFR + 0.96%, 06/15/2039(a)	47,854	47,788
Series 2009-3548, Class ZE, 5.500%, 12/15/2032	113,893	113,941
Series 2009-3549, Class FA, 30D US SOFR + 1.31%, 07/15/2039(a)	17,038	17,019
Series 2009-3564, Class NB, 5.000%, 08/15/2039	300,936	296,755

See Notes to Financial Statements.

36 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2009-3574, Class D, 5.000%, 09/15/2039	$60,140	$59,021
Series 2009-3584, Class FA, 30D US SOFR + 0.81%, 12/15/2036(a)	21,730	21,751
Series 2009-3587, Class DA, 4.500%, 10/15/2039	95,186	90,586
Series 2009-3588, Class CW, 6.145%, 10/15/2037(a)	347,999	358,823
Series 2009-3604, Class PO, –%, 05/15/2036(b)	54,962	44,310
Series 2009-3605, Class BF, 30D US SOFR + 0.97%, 11/15/2039(a)	102,931	103,489
Series 2009-3606, Class ZC, 5.000%, 04/15/2036	705,527	695,308
Series 2009-3611, Class FH, 30D US SOFR + 0.86%, 07/15/2034(a)	9,544	9,565
Series 2010-3620, Class EL, 4.000%, 01/15/2030	16,139	15,726
Series 2010-3622, Class PB, 5.000%, 01/15/2040	350,237	345,405
Series 2010-3626, Class ME, 5.000%, 01/15/2040	448,477	442,465
Series 2010-3631, Class PA, 4.000%, 02/15/2040	152,985	144,674
Series 2010-3653, Class B, 4.500%, 04/15/2030	47,675	46,742
Series 2010-3656, Class PM, 5.000%, 04/15/2040	124,040	122,339
Series 2010-3662, Class PJ, 5.000%, 04/15/2040	158,312	156,109
Series 2010-3664, Class DA, 4.000%, 11/15/2037	69,077	67,353
Series 2010-3747, Class PY, 4.000%, 10/15/2040	314,732	295,494
Series 2010-3747, Class CY, 4.500%, 10/15/2040	248,688	238,689
Series 2010-3770, Class GA, 4.500%, 10/15/2040	325,985	311,785
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	7,807,630	7,309,685
Series 2010-3778, Class JA, 3.500%, 04/15/2040	79,544	77,331
Series 2011-3798, Class PJ, 4.000%, 01/15/2041	47,748	45,049
Series 2011-3800, Class AF, 30D US SOFR + 0.61%, 02/15/2041(a)	18,090	17,920
Series 2011-3819, Class ZQ, 6.000%, 04/15/2036	12,847	13,004
Series 2011-3822, Class FY, 30D US SOFR + 0.51%, 02/15/2033(a)	19,622	19,521
	Principal Amount	Value (Note 2)
Series 2011-3825, Class BP, 4.000%, 03/15/2041	$69,416	$64,687
Series 2011-3843, Class PZ, 5.000%, 04/15/2041	538,404	526,156
Series 2011-3843, Class FE, 30D US SOFR + 0.66%, 04/15/2041(a)	38,221	37,802
Series 2011-3844, Class PC, 5.000%, 04/15/2041	195,000	186,633
Series 2011-3852, Class QN, 26.79% - 30D US SOFR, 05/15/2041(a)	34,315	31,792
Series 2011-3852, Class TP, 27.08% - 30D US SOFR, 05/15/2041(a)	20,783	20,309
Series 2011-3857, Class ZP, 5.000%, 05/15/2041	1,301,017	1,268,293
Series 2011-3862, Class MA, 5.000%, 04/15/2041	72,431	71,401
Series 2011-3891, Class BF, 30D US SOFR + 0.66%, 07/15/2041(a)	35,671	35,253
Series 2011-3894, Class ZA, 4.500%, 07/15/2041	341,387	321,084
Series 2011-3905, Class BZ, 3.000%, 08/15/2041	175,391	118,301
Series 2011-3919, Class DL, 4.000%, 08/15/2030	298,000	279,625
Series 2011-3934, Class KB, 5.000%, 10/15/2041	538,360	529,180
Series 2011-3935, Class JZ, 4.500%, 10/15/2041	1,120,301	1,040,189
Series 2011-3939, Class AZ, 4.000%, 03/15/2041	330,622	305,493
Series 2011-3939, Class BZ, 4.500%, 06/15/2041	693,705	652,897
Series 2011-3940, Class MY, 4.000%, 10/15/2041	253,470	233,724
Series 2011-3957, Class HZ, 4.000%, 11/15/2041	593,206	544,418
Series 2011-3958, Class PJ, 4.500%, 09/15/2041	142,167	136,247
Series 2011-3959, Class MB, 4.500%, 11/15/2041	44,199	37,902
Series 2011-3963, Class JB, 4.500%, 11/15/2041	90,807	87,201
Series 2011-3968, Class LA, 4.500%, 12/15/2041	262,668	250,881
Series 2011-3969, Class JP, 4.500%, 09/15/2041	14,181	13,887
Series 2011-3978, Class CZ, 3.500%, 12/15/2041	2,170,226	1,941,355
Series 2012-3984, Class DF, 30D US SOFR + 0.66%, 01/15/2042(a)	29,078	28,743

See Notes to Financial Statements.

37 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2012-3989, Class JW, 3.500%, 01/15/2042	$177,329	$160,555
Series 2012-3994, Class JZ, 3.500%, 02/15/2042	872,053	777,158
Series 2012-3997, Class EC, 3.500%, 02/15/2042	59,120	45,221
Series 2012-3997, Class FQ, 30D US SOFR + 0.61%, 02/15/2042(a)	35,486	34,932
Series 2012-3998, Class KG, 2.000%, 11/15/2026	1,537	1,533
Series 2012-4001, Class FM, 30D US SOFR + 0.61%, 02/15/2042(a)	24,182	23,769
Series 2012-4010, Class FC, 30D US SOFR + 1.11%, 03/15/2042(a)	239,601	230,193
Series 2012-4011, Class DC, 4.000%, 09/15/2041	184,003	172,348
Series 2012-4011, Class DB, 4.000%, 09/15/2041	179,778	168,393
Series 2012-4012, Class GC, 3.500%, 06/15/2040	19,514	19,050
Series 2012-4020, Class PG, 2.500%, 03/15/2027	14,136	13,732
Series 2012-4037, Class CA, 3.000%, 04/15/2027	42,576	40,825
Series 2012-4039, Class LT, 3.500%, 05/15/2042	113,000	91,946
Series 2012-4048, Class CE, 4.000%, 05/15/2042	611,000	547,459
Series 2012-4050, Class ND, 2.500%, 09/15/2041	9,976	9,652
Series 2012-4062, Class MZ, 3.500%, 06/15/2042	446,722	401,455
Series 2012-4064, Class AY, 3.000%, 06/15/2027	51,868	50,315
Series 2012-4068, Class PE, 3.000%, 06/15/2042	327,000	281,733
Series 2012-4075, Class PB, 3.000%, 07/15/2042	85,403	74,678
Series 2012-4076, Class MV, 3.000%, 04/15/2031	69,000	67,235
Series 2012-4077, Class MA, 2.000%, 08/15/2040	9,889	9,841
Series 2012-4077, Class BE, 4.000%, 07/15/2042	130,000	111,915
Series 2012-4088, Class PB, 3.000%, 08/15/2042	127,288	110,196
Series 2012-4094, Class CW, 2.000%, 08/15/2042	177,017	145,636
Series 2012-4097, Class CU, 1.500%, 08/15/2027	25,000	22,865
Series 2012-4097, Class UF, 30D US SOFR + 0.46%, 08/15/2032(a)	44,170	44,120
	Principal Amount	Value (Note 2)
Series 2012-4101, Class QN, 3.500%, 09/15/2042	$359,215	$320,785
Series 2012-4102, Class CB, 2.000%, 09/15/2042	150,000	123,613
Series 2012-4104, Class AJ, 1.500%, 09/15/2027	11,045	10,480
Series 2012-4116, Class YB, 2.500%, 05/15/2042	132,000	102,167
Series 2012-4120, Class TC, 1.500%, 10/15/2027	4,980	4,708
Series 2012-4122, Class BA, 2.784%, 05/15/2040(a)(c)	132,050	119,372
Series 2012-4133, Class TA, 3.000%, 11/15/2042	308,106	237,226
Series 2012-4141, Class PL, 2.500%, 12/15/2042	274,000	170,875
Series 2013-4160, Class HB, 2.500%, 12/15/2032	14,094	12,573
Series 2013-4161, Class LT, 2.500%, 08/15/2042	294,957	253,873
Series 2013-4170, Class FW, 30D US SOFR + 1.06%, 01/15/2033(a)	13,889	13,686
Series 2013-4171, Class MN, 3.000%, 02/15/2043	144,000	102,418
Series 2013-4176, Class YD, 3.000%, 03/15/2043	50,000	39,282
Series 2013-4183, Class ME, 2.000%, 02/15/2042	350,510	324,381
Series 2013-4185, Class PB, 3.000%, 03/15/2043	450,000	403,344
Series 2013-4203, Class DJ, 2.500%, 04/15/2033	30,799	29,169
Series 2013-4204, Class QP, 3.000%, 05/15/2043	153,000	120,754
Series 2013-4218, Class DG, 2.500%, 07/15/2042	105,916	94,356
Series 2013-4220, Class EH, 2.500%, 06/15/2028	13,708	13,299
Series 2013-4231, Class FD, 30D US SOFR + 0.46%, 10/15/2032(a)	9,400	9,311
Series 2013-4246, Class PB, 4.000%, 09/15/2043	493,003	410,736
Series 2013-4265, Class FD, 30D US SOFR + 0.51%, 01/15/2035(a)	46,551	46,112
Series 2013-4283, Class EW, 4.500%, 12/15/2043(a)	178,077	171,391
Series 2014-4293, Class NM, 4.500%, 06/15/2043	20,341	19,485
Series 2014-4294, Class PF, 30D US SOFR + 0.51%, 01/15/2044(a)	11,279	10,992
Series 2014-4319, Class PM, 3.000%, 03/15/2043	47,504	45,473

See Notes to Financial Statements.

38 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-4320, Class AP, 3.500%, 07/15/2039	$119,702	$113,964
Series 2014-4324, Class AY, 3.000%, 04/15/2029	568,738	536,645
Series 2014-4368, Class GZ, 4.125%, 06/15/2041(d)	1,383,383	1,328,477
Series 2014-4370, Class PC, 2.500%, 09/15/2041	12,807	12,391
Series 2014-4403, Class CZ, 3.000%, 10/15/2044	153,150	80,892
Series 2014-4419, Class DC, 3.000%, 12/15/2044	240,000	181,192
Series 2015-4457, Class KZ, 3.000%, 04/15/2045	74,366	63,387
Series 2015-4459, Class CA, 5.000%, 12/15/2034	12,020	11,861
Series 2015-4461, Class EA, 2.000%, 07/15/2037	65,868	63,104
Series 2015-4498, Class JA, 2.500%, 04/15/2037	101,996	91,199
Series 2015-4508, Class UZ, 3.000%, 07/15/2043	54,719	39,570
Series 2015-4531, Class PA, 3.500%, 05/15/2043	2,805	2,789
Series 2016-4555, Class CP, 3.000%, 04/15/2045	339,053	315,702
Series 2016-4564, Class QA, 3.000%, 07/15/2029	25,209	24,860
Series 2016-4582, Class PA, 3.000%, 11/15/2045	111,167	99,117
Series 2016-4583, Class UP, 3.000%, 07/15/2045	141,237	125,865
Series 2016-4590, Class AK, 3.500%, 08/15/2027	56,881	55,842
Series 2016-4601, Class CZ, 3.000%, 12/15/2045	112,263	64,558
Series 2016-4613, Class AF, 30D US SOFR + 1.21%, 11/15/2037(a)	82,752	81,439
Series 2016-4629, Class KB, 3.000%, 11/15/2046	1,000,000	780,659
Series 2016-4639, Class HZ, 3.250%, 04/15/2053(d)	1,110,944	817,908
Series 2017-4656, Class EZ, 4.000%, 02/15/2047	332,836	297,673
Series 2017-4661, Class HA, 3.000%, 05/15/2043	57,993	57,138
Series 2017-4664, Class UE, 3.000%, 05/15/2043	8,412	8,374
Series 2017-4670, Class TY, 3.000%, 03/15/2047	346,000	259,622
Series 2017-4672, Class QD, 3.000%, 08/15/2045	28,483	27,567
Series 2017-4680, Class PA, 3.000%, 03/15/2046	95,176	85,995
	Principal Amount	Value (Note 2)
Series 2017-4680, Class YE, 2.500%, 12/15/2041	$30,459	$30,350
Series 2017-4707, Class Z, 4.000%, 08/15/2047	125,283	72,326
Series 2017-4710, Class PA, 3.000%, 04/15/2045	96,152	90,793
Series 2017-4714, Class MY, 3.500%, 08/15/2047	1,000,000	865,394
Series 2017-4736, Class CL, 3.000%, 12/15/2047	154,734	125,208
Series 2017-4748, Class GA, 3.000%, 01/15/2045	35,604	34,393
Series 2018-4767, Class Z, 3.000%, 12/15/2047	37,291	19,639
Series 2018-4773, Class DZ, 4.000%, 04/15/2048	166,667	151,133
Series 2018-4787, Class PY, 4.000%, 05/15/2048	42,586	38,009
Series 2018-4808, Class DG, 3.500%, 09/15/2045	674,762	655,999
Series 2018-4813, Class CJ, 3.000%, 08/15/2048	185,429	155,377
Series 2018-4818, Class CA, 3.000%, 04/15/2048	393,073	336,124
Series 2018-4821, Class YZ, 4.000%, 02/15/2042	1,630,121	1,352,382
Series 2018-4821, Class ZM, 3.500%, 05/15/2048	347,202	296,212
Series 2018-4821, Class VA, 4.000%, 10/15/2029	24,583	24,417
Series 2018-4839, Class AE, 4.000%, 04/15/2051	226,844	209,179
Series 2018-4846, Class PA, 4.000%, 06/15/2047	4,621	4,538
Series 2018-4857, Class HM, 3.500%, 11/15/2046	64,250	62,511
Series 2019-4863, Class H, 7.000%, 03/15/2049	126,823	130,774
Series 2019-4863, Class AJ, 3.500%, 07/15/2038	42,707	39,761
Series 2019-4896, Class BD, 3.500%, 07/25/2049	1,062,753	860,632
Series 2019-4911, Class HG, 2.250%, 04/15/2049	1,757,046	1,419,478
Series 2019-4926, Class BP, 3.000%, 10/25/2049	539,936	451,076
Series 2019-4942, Class A, 3.000%, 01/25/2049	98,284	87,852
Series 2020-4954, Class LZ, 2.500%, 02/25/2050	123,662	50,856
Series 2020-4961, Class JB, 2.500%, 12/15/2042	133,641	117,053
Series 2020-4989, Class FA, 30D US SOFR + 0.46%, 08/15/2040(a)	122,656	120,675

See Notes to Financial Statements.

39 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2020-4989, Class FB, 30D US SOFR + 0.46%, 10/15/2040(a)	$115,009	$114,373
Series 2020-5000, Class HZ, 1.500%, 08/25/2050	249,647	115,015
Series 2020-5007, Class PY, 1.500%, 08/25/2050	218,000	83,296
Series 2020-5013, Class NH, 1.000%, 09/25/2050	173,580	80,881
Series 2020-5014, Class BP, 1.250%, 09/25/2040	228,733	191,735
Series 2020-5039, Class ZK, 2.500%, 11/25/2050	151,697	66,781
Series 2020-5049, Class JZ, 2.000%, 11/25/2050	141,423	57,960
Series 2020-5049, Class WB, 0.750%, 12/25/2050	355,549	260,093
Series 2020-5068, Class UB, 0.500%, 01/25/2051	109,000	53,855
Series 2021-5080, Class CA, 2.000%, 02/25/2051	864,862	455,933
Series 2021-5083, Class MA, 2.000%, 03/25/2051	612,856	340,093
Series 2021-5085, Class HA, 1.500%, 03/25/2051	147,216	74,313
Series 2021-5092, Class BC, 2.500%, 06/25/2036	25,155	24,560
Series 2021-5103, Class LM, 1.500%, 05/25/2041	119,098	61,073
Series 2021-5103, Class LQ, 1.500%, 04/25/2050	199,871	96,059
Series 2021-5119, Class LM, 1.500%, 05/25/2041	202,779	100,524
Series 2021-5121, Class KE, 1.500%, 06/25/2051	301,427	138,411
Series 2021-5129, Class KC, 1.500%, 11/25/2049	148,179	124,390
Series 2021-5144, Class PC, 1.500%, 09/25/2051	378,274	297,220
Series 2021-5156, Class EC, 1.500%, 10/25/2051	434,991	201,804
Series 2021-5171, Class KY, 1.750%, 12/25/2051	172,000	85,555
Series 2021-5174, Class TQ, 2.000%, 08/25/2051	502,165	394,953
Series 2021-5178, Class LY, 1.500%, 12/25/2051	178,029	78,820
Series 2021-5182, Class M, 2.500%, 05/25/2049	343,121	292,291
Series 2022-5189, Class PG, 2.500%, 09/25/2051	95,064	82,855
Series 2022-5198, Class ZM, 3.000%, 02/25/2052	633,821	460,526
Series 2022-5200, Class WK, 2.500%, 03/25/2052	217,000	131,929
	Principal Amount	Value (Note 2)
Series 2022-5201, Class CA, 2.500%, 07/25/2048	$669,209	$581,119
Series 2022-5207, Class CZ, 3.500%, 03/25/2052	372,231	198,105
Series 2022-5208, Class AL, 2.500%, 04/25/2042	1,386,302	966,160
Series 2022-5224, Class HL, 4.000%, 04/25/2052	1,700,000	1,463,631
Series 2022-5230, Class PE, 2.000%, 12/25/2051	600,000	451,666
Series 2022-5234, Class PH, 3.500%, 04/25/2051	806,685	746,085
		59,545,187
Freddie Mac Strips
Series 2013-299, Class 300, 3.000%, 01/15/2043	162,339	142,891
Series 2013-300, Class 300, 3.000%, 01/15/2043	128,491	111,990
		254,881
Freddie Mac Structured Pass- Through Certificates
Series 2001-32, Class A1, 1M US SOFR + 0.37%, 08/25/2031(a)	71,167	72,538
Series 2002-41, Class 3A, 4.364%, 07/25/2032(a)	1,911,700	1,756,938
Series 2003-55, Class 1A3A, 30D US SOFR + 0.51%, 03/25/2043(a)	244,387	243,190
		2,072,666
Ginnie Mae
Series 2003-76, Class TG, 5.500%, 09/20/2033	133,017	132,450
Series 2003-98, Class FY, 1M US SOFR + 0.46%, 09/20/2033(a)	11,003	10,993
Series 2004-1, Class TE, 5.000%, 06/20/2033	20,516	20,160
Series 2004-15, Class AY, 5.500%, 02/20/2034	144,059	143,706
Series 2004-22, Class AZ, 5.500%, 04/20/2034	170,808	170,545
Series 2004-26, Class ED, 5.500%, 04/16/2034	58,863	58,751
Series 2004-34, Class QL, 5.500%, 05/16/2034	135,625	135,271
Series 2004-55, Class MC, 5.500%, 07/20/2034	36,365	36,277
Series 2004-7, Class Z, 5.500%, 01/16/2034	1,519,009	1,515,197
Series 2004-87, Class BC, 4.500%, 10/20/2034	11,449	11,298
Series 2005-11, Class PL, 5.000%, 02/20/2035	28,129	27,595
Series 2005-13, Class BG, 5.000%, 02/20/2035	158,606	155,623

See Notes to Financial Statements.

40 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2005-13, Class NB, 5.000%, 02/20/2035	$10,162	$9,971
Series 2005-3, Class JL, 5.000%, 12/16/2034	67,067	65,924
Series 2005-3, Class JM, 4.750%, 01/20/2035	44,272	43,014
Series 2005-3, Class OC, 5.000%, 01/20/2035	147,438	144,723
Series 2005-3, Class QB, 5.000%, 01/16/2035	51,165	50,318
Series 2005-44, Class GZ, 5.000%, 07/20/2035	101,131	99,418
Series 2005-45, Class BF, 1M US SOFR + 0.41%, 06/20/2035(a)	30,670	30,380
Series 2005-49, Class B, 5.500%, 06/20/2035	69,079	68,983
Series 2005-51, Class DC, 5.000%, 07/20/2035	105,915	103,912
Series 2005-56, Class JA, 5.000%, 05/17/2035	11,245	11,047
Series 2005-56, Class BD, 5.000%, 07/20/2035	36,312	35,618
Series 2005-69, Class WD, 5.000%, 05/18/2035	38,283	37,608
Series 2005-73, Class PH, 5.000%, 09/20/2035	101,154	99,473
Series 2005-92, Class PB, 6.000%, 12/20/2035	138,260	140,285
Series 2006-10, Class PB, 5.500%, 03/20/2036	230,786	230,631
Series 2006-38, Class OH, 6.500%, 08/20/2036	25,047	24,985
Series 2007-18, Class PH, 5.500%, 03/20/2035	137,000	136,681
Series 2007-18, Class B, 5.500%, 05/20/2035	66,789	66,570
Series 2007-35, Class TE, 6.000%, 06/20/2037	92,845	93,993
Series 2007-35, Class NE, 6.000%, 06/16/2037	42,110	42,598
Series 2007-40, Class FY, 1M US SOFR + 0.44%, 07/16/2037(a)	29,688	29,465
Series 2007-44, Class PH, 6.000%, 07/20/2037	106,551	108,024
Series 2007-57, Class Z, 5.500%, 10/20/2037	840,816	839,942
Series 2007-6, Class LE, 5.500%, 02/20/2037	234,322	233,711
Series 2007-7, Class PG, 5.000%, 02/16/2037	22,229	21,821
Series 2007-79, Class FC, 1M US SOFR + 0.55%, 12/20/2037(a)	106,746	106,580
	Principal Amount	Value (Note 2)
Series 2008-13, Class FB, 1M US SOFR + 0.61%, 02/20/2038(a)	$21,310	$21,245
Series 2008-20, Class CE, 5.500%, 06/16/2037	202,258	202,406
Series 2008-31, Class PC, 5.500%, 04/20/2038	43,275	43,186
Series 2008-33, Class PB, 5.500%, 04/20/2038	124,713	124,478
Series 2008-37, Class L, 6.000%, 04/20/2038	35,956	36,190
Series 2008-38, Class PL, 5.500%, 05/20/2038	192,012	192,297
Series 2008-38, Class PN, 5.500%, 05/20/2038	36,928	36,983
Series 2008-38, Class BG, 5.000%, 05/16/2038	70,366	69,079
Series 2008-40, Class PL, 5.250%, 05/16/2038	118,000	116,868
Series 2008-41, Class PE, 5.500%, 05/20/2038	62,617	62,704
Series 2008-43, Class NB, 5.500%, 05/20/2038	122,365	121,228
Series 2008-47, Class ML, 5.250%, 06/16/2038	23,804	23,574
Series 2008-49, Class PB, 4.750%, 06/20/2038	25,261	24,719
Series 2008-50, Class KB, 6.000%, 06/20/2038	202,159	205,573
Series 2008-51, Class PH, 5.250%, 06/20/2038	36,686	36,460
Series 2008-51, Class FG, 1M US SOFR + 0.88%, 06/16/2038(a)	70,706	71,010
Series 2008-55, Class PL, 5.500%, 06/20/2038	28,204	28,111
Series 2008-58, Class PE, 5.500%, 07/16/2038	73,833	73,704
Series 2008-60, Class JN, 5.500%, 07/20/2038	106,781	106,466
Series 2008-60, Class JP, 5.500%, 07/20/2038	213,567	212,753
Series 2008-65, Class PG, 6.000%, 08/20/2038	192,443	192,787
Series 2008-66, Class FN, 1M US SOFR + 1.06%, 08/20/2038(a)	73,897	74,420
Series 2008-7, Class PQ, 5.000%, 02/20/2038	83,915	82,524
Series 2008-76, Class QE, 5.750%, 09/20/2038	58,000	57,463
Series 2008-77, Class FC, 1M US SOFR + 0.81%, 09/20/2038(a)	53,342	53,329
Series 2008-85, Class PG, 5.250%, 10/20/2038	30,039	29,943

See Notes to Financial Statements.

41 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2008-89, Class JD, 6.000%, 08/20/2038	$41,713	$41,519
Series 2008-89, Class JC, 5.500%, 08/20/2038	35,912	35,729
Series 2008-9, Class FA, 1M US SOFR + 0.61%, 02/20/2038(a)	14,762	14,742
Series 2009-1, Class FA, 1M US SOFR + 1.16%, 01/20/2039(a)	62,024	62,661
Series 2009-10, Class PH, 4.500%, 02/20/2039	26,237	25,152
Series 2009-10, Class NB, 5.000%, 02/16/2039	69,551	67,901
Series 2009-118, Class PY, 5.000%, 12/16/2039	17,384	16,897
Series 2009-12, Class NB, 5.000%, 03/20/2039	48,341	47,490
Series 2009-13, Class E, 4.500%, 03/16/2039	86,936	83,481
Series 2009-15, Class FM, 1M US SOFR + 1.15%, 03/20/2039(a)	59,084	59,387
Series 2009-24, Class WB, 5.000%, 03/20/2039	197,335	193,832
Series 2009-32, Class ZA, 5.500%, 05/20/2039	327,934	330,059
Series 2009-40, Class AD, 4.500%, 06/20/2039	309,000	287,033
Series 2009-47, Class LT, 5.000%, 06/20/2039	101,530	99,633
Series 2009-55, Class FN, 1M US SOFR + 1.11%, 07/20/2039(a)	21,616	21,810
Series 2009-58, Class PA, 4.500%, 07/20/2039	68,413	64,997
Series 2009-61, Class AP, 4.000%, 08/20/2039	32,723	31,177
Series 2009-61, Class MP, 5.000%, 08/20/2039	29,780	29,220
Series 2009-69, Class PH, 5.500%, 08/16/2039	92,000	89,262
Series 2009-75, Class GZ, 4.500%, 09/20/2039	84,976	81,912
Series 2009-76, Class JB, 4.500%, 07/20/2039	18,421	18,188
Series 2009-76, Class XA, 5.500%, 09/16/2039	425,664	417,523
Series 2009-77, Class KJ, 5.000%, 09/20/2039	101,264	99,606
Series 2009-83, Class TF, 1M US SOFR + 1.01%, 08/20/2039(a)	35,720	35,994
Series 2009-94, Class FA, 1M US SOFR + 0.81%, 10/16/2039(a)	68,263	68,383
	Principal Amount	Value (Note 2)
Series 2010-103, Class WA, 5.670%, 08/20/2034(a)	$210,487	$209,972
Series 2010-105, Class BH, 3.000%, 01/16/2040	63,807	60,287
Series 2010-111, Class FA, 1M US SOFR + 0.46%, 09/20/2040(a)	40,872	40,414
Series 2010-134, Class YL, 4.500%, 10/20/2040	101,000	92,912
Series 2010-14, Class HA, 4.500%, 02/16/2040	113,946	111,032
Series 2010-14, Class A, 4.500%, 06/16/2039	2,808	2,799
Series 2010-147, Class PG, 3.500%, 05/20/2040	42,442	41,271
Series 2010-157, Class OP, –%, 12/20/2040(b)	8,551	7,016
Series 2010-167, Class WL, 4.500%, 09/20/2040	764,000	724,874
Series 2010-169, Class JZ, 4.000%, 12/20/2040	190,110	175,324
Series 2010-19, Class GW, 4.750%, 02/20/2040	108,305	96,228
Series 2010-62, Class AF, 1M US SOFR + 0.56%, 04/16/2034(a)	14,035	14,032
Series 2010-76, Class NC, 4.500%, 06/20/2040	113,194	104,640
Series 2010-84, Class YB, 4.000%, 07/20/2040	19,109	17,759
Series 2010-H01, Class FA, 1M US SOFR + 0.93%, 01/20/2060(a)	14,966	15,005
Series 2010-H10, Class FC, 1M US SOFR + 1.11%, 05/20/2060(a)	69,208	69,587
Series 2010-H20, Class AF, 1M US SOFR + 0.44%, 10/20/2060(a)	85,333	85,051
Series 2010-H22, Class FE, 1M US SOFR + 0.46%, 05/20/2059(a)	1,036	1,031
Series 2010-H27, Class FA, 1M US SOFR + 0.49%, 12/20/2060(a)	30,930	30,853
Series 2011-100, Class MY, 4.000%, 07/20/2041	180,634	169,186
Series 2011-128, Class MD, 4.000%, 10/20/2040	105,622	103,359
Series 2011-137, Class WA, 5.593%, 07/20/2040(a)	191,038	189,446
Series 2011-18, Class PA, 4.000%, 08/20/2040	16,877	16,679
Series 2011-59, Class QC, 4.000%, 12/20/2040	201,246	192,858

See Notes to Financial Statements.

42 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-66, Class UA, 4.000%, 05/16/2041	$148,383	$132,233
Series 2011-71, Class ZC, 5.500%, 07/16/2034	163,687	163,311
Series 2011-97, Class WA, 6.097%, 11/20/2038(a)	29,609	29,862
Series 2011-H01, Class AF, 1M US SOFR + 0.56%, 11/20/2060(a)	77,042	76,940
Series 2011-H11, Class FB, 1M US SOFR + 0.61%, 04/20/2061(a)	40,952	40,906
Series 2011-H11, Class FA, 1M US SOFR + 0.61%, 03/20/2061(a)	93,051	92,956
Series 2011-H15, Class FA, 1M US SOFR + 0.56%, 06/20/2061(a)	22,266	22,225
Series 2012-108, Class CB, 2.500%, 09/20/2042	149,000	113,211
Series 2012-116, Class BY, 3.000%, 09/16/2042	267,000	202,913
Series 2012-127, Class PG, 1.750%, 09/16/2042	133,938	117,185
Series 2012-32, Class PE, 3.500%, 03/16/2042	117,000	100,767
Series 2012-38, Class PL, 3.250%, 01/20/2041	28,665	28,068
Series 2012-39, Class GA, 3.000%, 10/16/2040	24,955	23,565
Series 2012-51, Class VM, 3.500%, 04/16/2025	28,064	27,619
Series 2012-56, Class HZ, 3.500%, 06/20/2040	1,318,354	1,130,362
Series 2012-68, Class GE, 3.000%, 05/20/2042	4,247	3,176
Series 2012-76, Class GF, 1M US SOFR + 0.41%, 06/16/2042(a)	21,398	21,199
Series 2012-84, Class TB, 2.500%, 07/20/2042	390,245	307,263
Series 2012-H08, Class FC, 1M US SOFR + 0.68%, 04/20/2062(a)	211,096	211,045
Series 2012-H14, Class FK, 1M US SOFR + 0.69%, 07/20/2062(a)	96,212	96,151
Series 2012-H20, Class PT, 5.621%, 07/20/2062(a)	21,910	21,835
Series 2012-H24, Class FE, 1M US SOFR + 0.71%, 10/20/2062(a)	1,471	1,448
Series 2013-100, Class MA, 3.500%, 02/20/2043	31,683	30,275
Series 2013-115, Class PM, 4.000%, 08/20/2043	400,000	358,562
	Principal Amount	Value (Note 2)
Series 2013-169, Class EZ, 3.250%, 11/16/2043	$112,181	$92,532
Series 2013-22, Class GB, 2.500%, 08/20/2042	115,781	100,953
Series 2013-41, Class MY, 3.000%, 03/20/2043	275,000	238,719
Series 2013-54, Class WA, 4.905%, 11/20/2042(a)	378,336	370,539
Series 2013-6, Class BE, 3.000%, 01/20/2043	104,000	74,585
Series 2013-69, Class NA, 2.000%, 09/20/2042	170,065	144,043
Series 2013-70, Class LA, 1.000%, 05/20/2043	104,008	82,903
Series 2013-93, Class CA, 6.000%, 06/20/2043	945,666	952,516
Series 2013-98, Class KF, 1M US SOFR + 0.41%, 11/20/2041(a)	7,037	7,013
Series 2013-99, Class MF, 1M US SOFR + 0.41%, 07/20/2043(a)	57,952	56,822
Series 2013-H01, Class FA, 1.650%, 01/20/2063	45	39
Series 2013-H04, Class BA, 1.650%, 02/20/2063	1,556	1,391
Series 2013-H07, Class GA, 1M US SOFR + 0.58%, 03/20/2063(a)	52,979	52,874
Series 2013-H09, Class HA, 1.650%, 04/20/2063	5,046	4,665
Series 2013-H18, Class EA, 1M US SOFR + 0.61%, 07/20/2063(a)	10,907	10,896
Series 2014-118, Class ZP, 4.000%, 08/20/2044	474,474	429,480
Series 2014-119, Class ZK, 3.500%, 08/16/2044	1,121,523	984,569
Series 2014-32, Class DA, 3.500%, 02/20/2044	101,590	82,378
Series 2014-53, Class JM, 6.979%, 04/20/2039(a)	146,284	151,271
Series 2014-98, Class ZP, 3.000%, 07/16/2044	240,529	172,660
Series 2014-98, Class HE, 3.000%, 07/20/2044	53,984	41,147
Series 2014-H10, Class TA, 1M US SOFR + 0.71%, 04/20/2064(a)	281,599	281,653
Series 2014-H15, Class FA, 1M US SOFR + 0.61%, 07/20/2064(a)	18,393	18,371
Series 2014-H16, Class FL, 1M US SOFR + 0.58%, 07/20/2064(a)	316,910	314,626

See Notes to Financial Statements.

43 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-H19, Class HA, 3.000%, 09/20/2064	$86,606	$85,163
Series 2015-100, Class PD, 3.000%, 07/20/2045	201,965	178,399
Series 2015-190, Class LE, 3.500%, 06/20/2045	6,642	6,522
Series 2015-63, Class KA, 3.000%, 04/20/2040	33,494	26,333
Series 2015-84, Class QA, 3.500%, 06/20/2045	226,117	197,234
Series 2015-91, Class QA, 2.920%, 05/20/2045(a)	1,414,976	1,158,994
Series 2015-H09, Class FA, 1M US SOFR + 0.73%, 04/20/2065(a)	226,957	225,831
Series 2015-H12, Class FB, 1M US SOFR + 0.71%, 05/20/2065(a)	58,082	57,816
Series 2015-H15, Class FC, 1M US SOFR + 0.69%, 06/20/2065(a)	96,125	95,564
Series 2015-H22, Class FC, 1M US SOFR + 0.71%, 09/20/2065(a)	37,884	37,678
Series 2015-H26, Class FA, 1M US SOFR + 0.63%, 10/20/2065(a)	44,040	44,002
Series 2015-H26, Class FG, 1M US SOFR + 0.63%, 10/20/2065(a)	207,531	206,214
Series 2015-H27, Class FA, 1M US SOFR + 0.86%, 09/20/2065(a)	1,869,922	1,864,418
Series 2015-H29, Class FA, 1M US SOFR + 0.81%, 10/20/2065(a)	1,802	1,787
Series 2015-H30, Class FE, 1M US SOFR + 0.71%, 11/20/2065(a)	44,176	44,185
Series 2015-H31, Class FT, 1M US SOFR + 0.76%, 11/20/2065(a)	15,746	15,754
Series 2015-H32, Class FH, 1M US SOFR + 0.77%, 12/20/2065(a)	142,896	143,034
Series 2016-116, Class GV, 3.000%, 05/20/2026	23,542	22,720
Series 2016-120, Class KA, 2.000%, 09/20/2046	4,738	3,736
Series 2016-136, Class PJ, 3.500%, 01/20/2046	191,476	154,775
Series 2016-136, Class MY, 2.500%, 10/20/2046	100,000	60,631
Series 2016-163, Class B, 3.000%, 10/20/2046	119,000	84,079
	Principal Amount	Value (Note 2)
Series 2016-19, Class AC, 3.000%, 02/20/2046	$259,000	$205,197
Series 2016-46, Class Z, 3.000%, 04/20/2046	123,274	71,816
Series 2016-82, Class BA, 3.000%, 09/20/2045	37,184	36,000
Series 2016-H06, Class FC, 1M US SOFR + 1.03%, 02/20/2066(a)	110,834	110,737
Series 2016-H08, Class FT, 1M US SOFR + 0.83%, 02/20/2066(a)	63,084	63,114
Series 2016-H11, Class F, 1M US SOFR + 0.91%, 05/20/2066(a)	3,029,744	3,021,673
Series 2016-H13, Class FT, 1M US SOFR + 0.69%, 05/20/2066(a)	9,243	9,242
Series 2016-H14, Class FA, 1M US SOFR + 0.91%, 06/20/2066(a)	494,292	493,183
Series 2016-H15, Class FA, 1M US SOFR + 0.91%, 07/20/2066(a)	1,297,827	1,294,954
Series 2016-H17, Class FC, 1M US SOFR + 0.94%, 08/20/2066(a)	175,560	175,168
Series 2016-H17, Class FK, 1M US SOFR + 0.96%, 07/20/2066(a)	54,946	54,835
Series 2016-H17, Class HA, 2.250%, 03/20/2066	158,447	153,014
Series 2016-H20, Class PT, 6.704%, 09/20/2066(a)	445,552	455,194
Series 2016-H23, Class PT, 6.507%, 09/20/2066(a)	607,512	617,924
Series 2016-H23, Class F, 1M US SOFR + 0.86%, 10/20/2066(a)	149,646	150,082
Series 2016-H24, Class FG, 1M US SOFR + 0.86%, 10/20/2066(a)	471,813	470,316
Series 2016-H26, Class FC, 1M US SOFR + 1.11%, 12/20/2066(a)	96,827	96,845
Series 2017-150, Class JE, 3.000%, 07/20/2047	56,430	50,736
Series 2017-170, Class MC, 2.500%, 10/20/2047	51,366	44,193
Series 2017-36, Class MJ, 3.000%, 03/20/2047	33,754	28,308
Series 2017-56, Class AZ, 3.000%, 04/20/2047	117,826	90,907
Series 2017-80, Class BJ, 3.000%, 03/20/2047	84,240	74,155

See Notes to Financial Statements.

44  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2017-80, Class LO, –%, 05/20/2047(b)	$115,398	$82,676
Series 2017-H06, Class FE, 1M US SOFR + 0.66%, 02/20/2067(a)	61,946	61,915
Series 2017-H14, Class FD, 1M US SOFR + 0.58%, 06/20/2067(a)	90,491	89,763
Series 2017-H15, Class FC, 1M US SOFR + 0.58%, 06/20/2067(a)	184,234	183,962
Series 2017-H16, Class PT, 4.823%, 05/20/2066(a)	14,681	14,383
Series 2017-H17, Class FG, 1M US SOFR + 0.61%, 08/20/2067(a)	19,173	19,151
Series 2017-H22, Class FH, 1Y US SOFR + 0.94%, 11/20/2067(a)	236,291	235,371
Series 2018-131, Class QA, 3.000%, 12/20/2047	250,033	220,817
Series 2018-160, Class AD, 3.500%, 02/20/2048	218,577	199,931
Series 2018-36, Class CZ, 4.000%, 03/20/2048	283,320	230,773
Series 2018-37, Class C, 2.500%, 01/20/2046	136,197	122,739
Series 2018-H07, Class FD, 1M US SOFR + 0.41%, 05/20/2068(a)	99,195	99,314
Series 2018-H09, Class FA, 1Y US SOFR + 1.22%, 04/20/2068(a)	395,934	402,506
Series 2019-1, Class EY, 4.000%, 10/20/2048	1,066,499	921,727
Series 2019-103, Class EK, 4.000%, 04/20/2049	2,921,162	2,616,738
Series 2019-111, Class TE, 2.000%, 09/20/2049	41,021	32,854
Series 2019-128, Class AL, 2.500%, 10/20/2049	300,000	196,596
Series 2019-15, Class A, –%, 07/20/2048(a)(b)	300,226	170,725
Series 2019-18, Class HD, 3.500%, 02/20/2049	165,000	138,831
Series 2019-36, Class PD, 3.000%, 02/20/2049	244,598	212,141
Series 2019-H01, Class FT, 1M US SOFR + 0.51%, 10/20/2068(a)	42,827	42,764
Series 2019-H04, Class BA, 3.000%, 01/20/2069	93,095	90,692
Series 2019-H05, Class FT, 1Y US TI + 0.43%, 04/20/2069(a)	31,805	31,800
	Principal Amount	Value (Note 2)
Series 2019-H08, Class FM, 1M US SOFR + 0.76%, 05/20/2069(a)	$1,804,099	$1,779,153
Series 2020-122, Class GZ, 3.000%, 08/20/2050	261,173	147,741
Series 2020-125, Class GC, 2.500%, 08/20/2050	21,305	17,186
Series 2020-125, Class GA, 2.500%, 03/20/2050	336,284	279,522
Series 2020-127, Class LZ, 1.500%, 08/20/2050	565,230	208,799
Series 2020-134, Class ZU, 3.000%, 09/20/2050	112,959	58,686
Series 2020-148, Class ZP, 2.000%, 10/20/2050	228,431	83,550
Series 2020-149, Class LU, 1.000%, 10/20/2050	199,997	82,830
Series 2020-153, Class MP, 2.500%, 10/20/2050	310,627	255,838
Series 2020-153, Class ML, 2.500%, 10/20/2050	292,272	235,264
Series 2020-187, Class KZ, 2.000%, 12/20/2050	165,676	56,689
Series 2020-32, Class UM, 2.500%, 03/20/2050	1,223,602	1,016,519
Series 2020-5, Class LC, 3.500%, 10/20/2049	127,061	114,083
Series 2020-61, Class AB, 3.000%, 05/20/2048	52,182	50,828
Series 2020-62, Class PD, 3.000%, 05/20/2050	449,737	377,041
Series 2020-62, Class WD, 0.471%, 05/20/2050(a)	488,945	259,761
Series 2020-83, Class ML, 3.000%, 06/20/2050	121,194	104,547
Series 2020-98, Class CE, 3.000%, 07/20/2050	1,192,239	1,019,426
Series 2020-H01, Class FT, 1Y US TI + 0.50%, 01/20/2070(a)	31,883	31,744
Series 2020-H02, Class DA, 2.250%, 12/20/2069	110,809	106,961
Series 2020-H04, Class FP, 1M US SOFR + 0.61%, 06/20/2069(a)	208,926	208,592
Series 2020-H12, Class FE, 1M US SOFR + 1.21%, 06/20/2070(a)	949,140	966,800
Series 2020-H13, Class FA, 1M US SOFR + 0.56%, 07/20/2070(a)	185,931	181,896
Series 2021-104, Class AL, 1.500%, 06/20/2051	120,000	51,613
Series 2021-116, Class WZ, 2.000%, 07/20/2051	378,096	182,425

See Notes to Financial Statements.

45  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2021-116, Class LZ, 2.500%, 07/20/2051	$336,686	$188,713
Series 2021-142, Class PZ, 0.750%, 08/20/2051	306,058	154,789
Series 2021-146, Class PO, –%, 07/20/2051(b)	338,715	105,062
Series 2021-146, Class DE, 1.750%, 08/20/2051	398,358	339,633
Series 2021-158, Class GK, 2.000%, 09/20/2051	150,493	87,657
Series 2021-205, Class NK, 1.500%, 11/20/2051	215,000	125,421
Series 2021-25, Class HA, 2.000%, 02/20/2051	776,012	611,012
Series 2021-8, Class KZ, 2.000%, 01/20/2051	155,797	53,267
Series 2021-8, Class AQ, 5.000%, 01/20/2051	143,476	138,943
Series 2021-H01, Class FA, 1M US SOFR + 1.36%, 11/20/2070(a)	2,837,525	2,862,986
Series 2021-H12, Class GA, 4.584%, 07/20/2071(a)	147,522	145,364
Series 2022-100, Class EB, 3.000%, 06/20/2052	1,729,475	1,252,887
Series 2022-104, Class KY, 4.500%, 06/20/2052	383,627	322,983
Series 2022-112, Class BM, 3.000%, 06/20/2052	344,718	242,951
Series 2022-126, Class BY, 3.000%, 07/20/2052	960,094	573,402
Series 2022-127, Class WC, 3.500%, 07/20/2052	329,622	206,570
Series 2022-127, Class UL, 2.000%, 07/20/2052	309,557	143,436
Series 2022-137, Class PL, 4.000%, 08/20/2052	288,633	213,792
Series 2022-20, Class KZ, 2.500%, 01/20/2052	110,011	42,218
Series 2022-212, Class DZ, 5.500%, 12/20/2052	2,654,090	2,539,533
Series 2022-44, Class KZ, 4.500%, 03/20/2052	589,637	478,356
Series 2022-51, Class HZ, 3.000%, 03/20/2052	301,412	152,036
Series 2022-68, Class MD, 3.500%, 04/20/2052	223,000	156,358
Series 2022-76, Class PA, 4.000%, 04/20/2052	823,042	771,784
Series 2022-78, Class YX, 4.500%, 01/20/2051	829,441	798,374
Series 2022-H06, Class AB, 3.759%, 07/20/2067	196,940	193,160
Series 2023-150, Class JD, 6.000%, 10/20/2053	407,200	402,636
	Principal Amount	Value (Note 2)
Series 2023-47, Class HZ, 5.500%, 03/20/2053	$1,321,964	$1,225,977
Series 2023-55, Class HB, 6.500%, 04/20/2053	3,822,002	3,814,078
Series 2023-55, Class EB, 6.000%, 04/20/2053	23,483,111	22,659,832
Series 2023-57, Class CV, 5.000%, 04/20/2034	2,012,777	1,957,095
Series 2023-59, Class GL, 6.000%, 04/20/2053	7,761,342	7,501,286
Series 2023-68, Class HB, 6.500%, 05/20/2053	10,712,834	10,805,382
		108,553,064
Vendee Mortgage Trust 2011-2
Series 2011-2, Class DZ, 3.750%, 10/15/2041	903,730	811,979

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $284,574,961)		266,656,640

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.10%)

Fannie Mae-Aces
Series 2001-M1, Class D, 6.460%, 02/25/2031(a)	90,403	89,870
Series 2006-M2, Class A3F, 5.345%, 09/25/2031(a)	148,064	145,564
Series 2013-M6, Class 1AC, 3.490%, 02/25/2043(a)	10,111,376	9,282,800
Series 2016-M11, Class AL, 2.944%, 07/25/2039	424,297	367,197
Series 2018-M12, Class A1, 3.546%, 08/25/2030	1,666,359	1,622,431
Series 2018-M15, Class 1A2, 3.700%, 01/25/2036	470,000	415,074
Series 2019-M10, Class A1, 2.000%, 04/25/2030	310,437	300,277
Series 2019-M14, Class A1, 2.304%, 06/25/2029	18,540	18,231
Series 2019-M24, Class 2XA, 1.270%, 03/25/2031(a)(c)	4,214,930	222,681
Series 2020-M1, Class A2, 2.444%, 10/25/2029	300,000	261,578
Series 2020-M10, Class X1, 1.897%, 12/25/2030(a)(c)	755,360	51,921
Series 2020-M10, Class X4, 0.987%, 07/25/2032(a)(c)	46,701,541	1,950,962
Series 2020-M12, Class IO, 1.404%, 07/25/2029(a)(c)	54,381,938	2,399,233
Series 2020-M13, Class X2, 1.332%, 09/25/2030(a)(c)	7,305,209	303,318

See Notes to Financial Statements.

46  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2022-M5, Class A1, 2.433%, 01/01/2034(a)	$285,437	$253,187
Series 2022-M5, Class A3, 2.433%, 01/01/2034(a)	1,495,000	1,176,364
Series 2022-M8, Class A2, 2.001%, 12/25/2031(a)	100,000	79,674
		18,940,362
Freddie Mac Multiclass Certificates Series 2020-P003
Series 2020-P003, Class A3, 1.956%, 09/25/2046	1,600,000	1,104,987

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2016-KS07, Class A1, 2.018%, 09/25/2025	1,460,501	1,424,321
Series 2016-KS07, Class X, 0.731%, 09/25/2025(a)(c)	64,755,147	518,922
Series 2017-K153, Class X1, 0.403%, 10/25/2031(a)(c)	99,753,115	1,297,349
Series 2017-Q006, Class A2, 3.814%, 04/25/2028(a)	3,991,073	3,670,397
Series 2018-K154, Class X1, 0.431%, 11/25/2032(a)(c)	135,393,658	2,375,712
Series 2018-K156, Class X1, 0.209%, 06/25/2033(a)(c)	622,853,289	4,212,170
Series 2018-K158, Class X1, 0.217%, 10/25/2033(a)(c)	349,893,793	2,764,686
Series 2019-KLU2, Class X1, 1.087%, 08/25/2029(a)(c)	85,477,563	3,208,229
Series 2020-Q013, Class APT2, 1.165%, 04/25/2027(a)	3,336,332	2,994,477
Series 2021-1521, Class X1, 1.094%, 08/25/2036(a)(c)	15,602,874	1,249,531
Series 2021-KLU3, Class X1, 2.076%, 01/25/2031(a)(c)	175,416,523	15,798,101
		39,513,895
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $65,023,034)		59,559,244

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (15.55%)

Fannie Mae Pool
Series 2003-386375, 4.790%, 08/01/2028	575,311	573,169
Series 2005-843080, 6.000%, 12/01/2034	107,913	106,723
Series 2006-, 6.000%, 02/01/2036	94,520	94,208
Series 2007-943003, 5.500%, 08/01/2047	75,884	73,603
	Principal Amount	Value (Note 2)
Series 2009-, 4.500%, 06/01/2039	$294,537	$282,236
Series 2009-463331, 5.250%, 08/01/2029	467,260	466,495
Series 2009-930895, 4.500%, 03/01/2039	147,299	141,573
Series 2009-931707, 4.500%, 08/01/2039	96,805	91,898
Series 2009-958348, 5.440%, 04/01/2027	126,926	126,450
Series 2009-958878, 5.750%, 07/01/2027	1,259,898	1,255,645
Series 2010-, 3.500%, 10/01/2040	294,727	260,757
Series 2011-, 6.210%, 12/01/2029	217,898	219,453
Series 2011-468477, 4.590%, 08/01/2026	380,982	374,819
Series 2011-469013, 5.470%, 08/01/2026	969,032	972,325
Series 2011-AH9290, 4.000%, 04/01/2041	29,749	26,958
Series 2012-,
3.000%, 12/01/2042	97,694	82,805
3.000%, 01/01/2043	121,328	104,701
3.040%, 12/01/2030	1,148,515	1,030,019
3.500%, 04/01/2042	52,667	46,054
Series 2012-470020, 4.200%, 01/01/2030	1,519,807	1,445,508
Series 2012-AM0279, 3.210%, 08/01/2027	279,217	262,660
Series 2012-AM1387, 3.260%, 11/01/2032	98,235	90,712
Series 2012-MA1214, 3.000%, 10/01/2042	577,698	492,585
Series 2013-,
3.000%, 01/01/2043	277,911	239,832
3.000%, 02/01/2043	346,577	293,769
3.000%, 04/01/2043	214,651	181,939
3.000%, 07/01/2043	240,151	203,575
3.000%, 08/01/2043	65,916	55,898
3.380%, 05/01/2028	250,629	236,126
4.370%, 07/01/2028	820,669	796,906
4.410%, 09/01/2028	83,613	81,284
Series 2013-AM4329, 3.870%, 10/01/2025	187,093	182,918
Series 2013-AM4781, 4.180%, 11/01/2028	1,163,290	1,120,380
Series 2013-AM4991, 3.970%, 12/01/2025	153,884	150,440
Series 2013-AR2289, 3.000%, 02/01/2033	180,915	166,326
Series 2013-AT9663, 2.500%, 07/01/2043	421,832	340,820
Series 2013-MA1586, 3.000%, 08/01/2043	173,782	149,972

See Notes to Financial Statements.

47  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-,
3.000%, 06/01/2053	$1,096,633	$909,172
3.300%, 11/01/2026	253,857	242,583
3.730%, 07/01/2034	569,447	532,789
4.060%, 03/01/2030	449,213	426,137
Series 2014-AM7274, 3.000%, 12/01/2024	6,300,000	6,190,782
Series 2015-,
3.100%, 09/01/2025	151,614	146,597
3.180%, 07/01/2035	659,600	565,818
3.390%, 07/01/2035	193,151	170,882
3.500%, 10/01/2045	1,518,497	1,355,962
3.600%, 02/01/2040	228,239	204,413
3.610%, 08/01/2030	300,000	275,305
4.000%, 01/01/2041	118,509	109,510
4.500%, 06/01/2045	133,671	126,138
Series 2015-AM8666, 2.960%, 06/01/2030	168,505	151,134
Series 2015-AM8918, 3.250%, 09/01/2030	731,000	655,851
Series 2015-AM9173, 3.110%, 06/01/2027	229,887	216,249
Series 2015-AM9288, 2.930%, 07/01/2025	5,480,245	5,311,539
Series 2016-,
3.159%, 07/01/2036(a)	1,645,568	1,399,609
6.000%, 07/01/2039	106,072	106,354
Series 2016-AL8405, 4.500%, 05/01/2041	128,449	120,867
Series 2016-AN0665, 3.070%, 02/01/2026	188,610	181,309
Series 2016-AN0774, 3.210%, 01/01/2026	167,655	161,790
Series 2016-AN2228, 2.520%, 08/01/2026	181,060	169,865
Series 2016-AN3542, 3.410%, 11/01/2046	345,418	285,473
Series 2016-AN3749, 2.520%, 12/01/2026	438,413	410,269
Series 2016-BC0943, 3.500%, 05/01/2046	257,802	230,351
Series 2017-,
2.000%, 01/01/2032	106,404	95,291
2.880%, 09/01/2027	4,692,813	4,366,935
3.000%, 10/01/2027	1,241,099	1,161,790
3.010%, 07/01/2027	255,526	239,914
3.160%, 07/01/2027	146,080	137,786
3.170%, 01/01/2029	190,311	174,095
3.200%, 01/01/2029	143,895	133,307
3.210%, 11/01/2032	100,000	86,059
3.235%, 02/01/2032	135,818	120,627
3.350%, 01/01/2029	190,608	179,249
3.450%, 03/01/2029	299,235	279,055
3.500%, 06/01/2047	294,441	252,882
Series 2017-AN4431, 3.220%, 01/01/2027	85,000	80,818
	Principal Amount	Value (Note 2)
Series 2017-AN4469, 3.640%, 01/01/2029	$661,286	$622,733
Series 2017-AN4529, 3.620%, 01/01/2027	793,695	763,312
Series 2017-AN4606, 3.510%, 02/01/2027	758,729	726,559
Series 2017-AN4833, 3.320%, 04/01/2027	95,000	90,182
Series 2017-AN5279, 3.340%, 04/01/2029	438,804	403,171
Series 2017-AN5742, 3.190%, 05/01/2030	132,646	120,140
Series 2017-AN5796, 3.030%, 06/01/2027	262,431	246,910
Series 2017-AN6304, 3.100%, 10/01/2027	275,000	257,425
Series 2017-AN6670, 3.210%, 09/01/2027	1,855,921	1,735,658
Series 2017-AN7060, 2.930%, 10/01/2027	1,780,000	1,649,713
Series 2017-AN7234, 3.010%, 12/01/2027	978,116	910,564
Series 2017-AN7384, 2.880%, 12/01/2027	47,031	43,618
Series 2017-AN7547, 3.370%, 11/01/2027	1,058,540	993,308
Series 2017-AN7823, 2.890%, 12/01/2027	235,000	217,752
Series 2017-CA0522, 3.000%, 10/01/2047	201,487	167,455
Series 2018-,
3.000%, 02/01/2033	44,172	40,138
3.000%, 04/01/2048	949,046	810,960
3.320%, 04/01/2028	550,000	514,430
3.430%, 03/01/2033	982,510	864,303
3.485%, 04/01/2028	6,350,000	5,974,736
3.500%, 09/01/2028	130,000	121,973
3.500%, 05/01/2048	335,635	301,240
3.545%, 04/01/2028	640,804	605,407
3.660%, 05/01/2033	700,000	622,829
3.740%, 07/01/2028	175,000	165,977
3.940%, 10/01/2036	319,685	284,471
4.010%, 12/01/2030	298,736	281,611
4.130%, 12/01/2030	2,000,000	1,888,090
4.500%, 09/01/2040	108,136	100,868
4.500%, 07/01/2041	253,522	240,161
4.500%, 08/01/2041	289,622	276,891
5.500%, 08/01/2048	505,500	497,934
6.000%, 08/01/2048	102,545	102,329
Series 2018-109435, 3.890%, 08/01/2028	1,831,316	1,748,980
Series 2018-387770, 3.625%, 07/01/2028	2,570,000	2,426,284
Series 2018-387853, 3.455%, 08/01/2025	225,000	218,710

See Notes to Financial Statements.

48  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-387983, 3.630%, 08/01/2028	$1,980,224	$1,871,448
Series 2018-AN8272, 3.170%, 02/01/2028	100,000	93,215
Series 2018-AN8493, 3.300%, 02/01/2030	410,898	370,642
Series 2018-AN8982, 3.440%, 05/01/2028	1,000,000	937,194
Series 2018-AN9038, 3.460%, 05/01/2028	135,000	126,936
Series 2018-AN924, 4.210%, 05/01/2033	513,803	491,991
Series 2018-AN9976, 3.960%, 02/01/2030	470,000	442,248
Series 2019-, 2.520%, 11/01/2029	140,766	124,005
2.820%, 10/01/2039	928,222	728,437
3.000%, 08/01/2049	70,856	60,611
3.490%, 03/01/2029	189,000	175,713
3.500%, 08/01/2048	121,257	106,092
3.710%, 04/01/2031	1,871,649	1,720,599
3.940%, 06/01/2035	2,600,000	2,306,284
4.000%, 07/01/2048	626,792	574,127
4.070%, 11/01/2026	130,909	126,413
4.500%, 08/01/2058	414,626	385,817
5.500%, 06/01/2049	175,965	174,625
6.000%, 05/01/2049	1,895,536	1,916,044
Series 2019-BI2928, 3.410%, 07/01/2027	797,956	757,575
Series 2019-BL1188, 3.480%, 02/01/2026	192,999	186,620
Series 2019-BL1300, 4.200%, 01/01/2029	1,375,000	1,316,586
Series 2019-BL1451, 3.760%, 02/01/2029	683,304	644,764
Series 2019-BL1567, 3.590%, 02/01/2029	2,767,623	2,576,542
Series 2019-BL1596, 3.480%, 03/01/2029	160,033	149,231
Series 2019-BL2356, 3.020%, 05/01/2026	165,000	157,596
Series 2019-BL2460, 3.400%, 05/01/2029	562,337	521,427
Series 2019-BL3182, 2.980%, 07/01/2029	242,817	219,987
Series 2019-BM6011, 3.283%, 11/01/2026(a)	57,852	55,693
Series 2019-BM6152, 3.500%, 06/01/2044	984,408	879,587
Series 2019-MA3784, 3.500%, 09/01/2049	2,237,628	1,901,029
Series 2020-, 1.400%, 11/01/2032	7,945,000	5,949,299
1.500%, 01/01/2036	678,099	566,262
2.150%, 09/01/2029	500,000	429,854
3.000%, 03/01/2050	229,251	186,344
	Principal Amount	Value (Note 2)
3.500%, 04/01/2050	$174,795	$148,271
Series 2021-, 1.710%, 08/01/2031	751,000	592,644
3.500%, 11/01/2051	721,640	610,789
Series 2022-, 2.030%, 12/01/2028	100,000	87,360
2.150%, 03/01/2029	150,000	131,536
2.400%, 03/01/2029	144,719	128,686
3.130%, 01/01/2029	146,572	134,567
3.790%, 05/01/2032	2,148,000	1,920,569
3.890%, 07/01/2032	690,000	629,754
3.910%, 06/01/2032	1,181,000	1,074,499
3.980%, 10/01/2032	700,000	644,177
4.110%, 09/01/2032	1,815,000	1,663,737
4.140%, 08/01/2032	2,038,000	1,870,350
4.240%, 07/01/2032	1,687,000	1,570,134
4.520%, 10/01/2032	1,209,000	1,139,520
5.080%, 10/01/2029	950,000	944,386
5.120%, 11/01/2032	2,979,000	2,923,958
5.250%, 10/01/2032	7,898,000	7,812,207
5.300%, 10/01/2032	8,632,000	8,567,194
5.440%, 12/01/2032	7,633,000	7,622,749
5.500%, 07/01/2042	1,132,824	1,112,053
5.500%, 11/01/2052	10,545,271	10,315,429
5.620%, 11/01/2032	2,901,983	2,934,463
5.730%, 11/01/2032	16,500,000	16,805,404
6.120%, 11/01/2032	1,670,324	1,727,580
6.500%, 11/01/2052	1,974,497	1,967,728
Series 2023-, 1.500%, 01/01/2042	4,261,888	3,360,894
4.885%, 03/01/2033	750,000	734,070
5.030%, 04/01/2028	4,957,000	4,879,686
5.500%, 02/01/2053	8,455,317	8,243,905
5.555%, 01/01/2030	8,933,000	8,912,961
6.000%, 02/01/2053	978,978	973,601
6.500%, 06/01/2043	3,268,227	3,307,132
6.500%, 04/01/2053	1,605,148	1,623,255
6.500%, 05/01/2053	4,259,105	4,364,774
6.500%, 08/01/2053	9,817,884	10,186,910
7.000%, 04/01/2053	1,260,808	1,272,953
Series 2024-, 7.000%, 02/01/2054	1,760,176	1,817,782
		221,811,423
Freddie Mac
Series 2005-2936, Class FC, 30D US SOFR + 0.51%, 03/15/2029(a)	13,658	13,595

Freddie Mac Gold Pool
Series 2005-, 5.500%, 12/01/2035	162,026	156,720
Series 2006-, 6.000%, 01/01/2036	29,047	29,003
Series 2007-, 5.500%, 11/01/2037	57,008	55,633
Series 2012-, 3.500%, 08/01/2042	98,678	85,837

See Notes to Financial Statements.

49  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2013-G80393, 5.000%, 08/20/2036	$122,724	$119,140
Series 2013-T65180, 3.000%, 11/01/2043	98,653	84,248
Series 2015-, 3.000%, 08/01/2045	1,919,154	1,634,818
Series 2015-U49046, 4.000%, 02/01/2029	24,010	23,261
Series 2016-, 3.500%, 06/01/2046	350,495	313,583
		2,502,243
Freddie Mac Pool
Series 2018-, 3.000%, 05/01/2045	263,232	224,930
3.000%, 09/01/2045	690,324	584,975
3.000%, 12/01/2045	363,972	302,507
3.500%, 12/01/2045	54,422	46,729
4.500%, 09/01/2044	459,046	422,356
6.000%, 07/01/2048	231,319	230,398
Series 2020-, 2.000%, 06/01/2050	815,429	604,949
Series 2021-, 2.190%, 06/01/2034	145,700	113,053
Series 2022-, 3.000%, 02/01/2046	3,810,589	3,219,498
Series 2023-, 4.600%, 01/01/2033	6,743,000	6,359,300
4.750%, 01/01/2033	16,673,950	15,893,760
4.900%, 01/01/2033	5,000,000	4,807,093
5.500%, 02/01/2053	9,353,343	9,095,875
6.500%, 04/01/2053	25,306,386	25,597,805
6.500%, 05/01/2053	14,506,884	14,814,879
7.000%, 01/01/2053	3,548,745	3,665,493
		85,983,600
Ginnie Mae I Pool
Series 2010-, 4.500%, 08/15/2040	309,135	288,779
Series 2013-, 3.000%, 03/15/2043	330,001	288,377
		577,156
Ginnie Mae II Pool
Series 2010-, 4.000%, 09/20/2040	78,390	71,550
4.000%, 11/20/2040	80,366	73,355
4.000%, 12/20/2040	151,713	139,476
4.500%, 08/20/2040	253,654	238,198
4.875%, 01/20/2035	125,680	120,216
1M US SOFR + 2.071%, 08/20/2060(a)	253,896	259,455
Series 2011-, 4.000%, 09/20/2041	236,047	218,479
4.000%, 10/20/2041	116,005	106,842
4.500%, 07/20/2041	80,360	77,789
Series 2012-, 3.500%, 03/20/2042	321,719	281,534
3.500%, 04/20/2042	69,809	61,097
	Principal Amount	Value (Note 2)
3.500%, 05/20/2042	$124,539	$108,980
3.500%, 06/20/2042	74,457	65,159
3.500%, 08/20/2042	82,535	72,224
3.500%, 09/20/2042	67,288	58,881
3.500%, 10/20/2042	77,061	67,434
3.500%, 12/20/2042	206,750	180,918
4.000%, 02/20/2042	22,505	20,541
4.000%, 04/20/2042	88,125	80,433
4.000%, 09/20/2042	90,523	83,430
Series 2012-5302, 3.500%, 02/20/2042	206,104	180,356
Series 2013-, 2.500%, 02/20/2043	121,688	99,969
3.000%, 06/20/2043	188,418	160,526
3.000%, 08/20/2043	404,984	351,962
3.250%, 04/20/2033	253,517	235,134
3.500%, 04/20/2043	209,282	183,131
3.500%, 05/20/2043	93,397	82,744
3.500%, 06/20/2043	95,511	84,746
4.000%, 09/20/2043	258,568	236,956
Series 2013-MA1149, 3.000%, 07/20/2043	11,825	10,006
Series 2014-, 4.500%, 02/20/2034	257,056	248,160
4.500%, 06/20/2034	591,608	571,567
4.500%, 02/20/2044	261,469	255,957
4.500%, 05/20/2044	926,941	873,633
1M US SOFR + 2.295%, 02/20/2064(a)	538,603	552,737
Series 2015-, 3.000%, 01/20/2040	210,269	179,101
3.500%, 06/20/2035	231,526	215,405
3.750%, 05/20/2045	97,081	87,762
4.500%, 08/20/2045	509,241	480,908
Series 2016-, 2.500%, 05/20/2031	199,048	184,457
3.000%, 06/20/2046	216,537	185,682
3.000%, 07/20/2046	233,233	198,597
3.500%, 06/20/2046	380,172	337,779
4.500%, 09/20/2045	220,949	208,247
4.500%, 03/20/2046	149,388	146,238
Series 2016-MA3588, 3.500%, 04/20/2046	248,729	217,625
Series 2016-MA3793, 3.500%, 07/20/2046	700,889	613,251
Series 2016-MA3865, 3.500%, 08/20/2046	421,068	368,408
Series 2017-, 2.500%, 01/20/2032	226,464	209,527
3.000%, 11/20/2032	203,704	184,357
3.500%, 10/20/2047	159,753	141,477
3.500%, 12/20/2047	758,658	668,773
4.521%, 01/20/2067(a)	132,728	128,302
Series 2018-, 3.500%, 02/20/2036	2,389,856	2,182,557
3.500%, 08/20/2047	112,735	100,813
3.500%, 01/20/2048	62,444	55,670

See Notes to Financial Statements.

50  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
3.500%, 04/20/2048	$436,447	$389,386
4.000%, 05/20/2048	2,584,461	2,349,386
4.000%, 09/20/2048	2,351,486	2,138,376
4.500%, 07/20/2048	581,437	537,016
4.500%, 09/20/2048	270,321	255,036
5.500%, 10/20/2048	366,792	365,267
Series 2019-, 3.500%, 12/20/2047	408,332	363,690
3.500%, 08/20/2049	356,491	316,702
3.500%, 12/20/2049	133,527	116,434
4.000%, 04/20/2049	101,705	90,756
4.500%, 09/20/2049	360,693	338,169
4.500%, 11/20/2049	760,830	709,045
5.500%, 06/20/2049	99,070	97,526
6.000%, 01/20/2049	306,095	312,736
Series 2019-784688, 5.000%, 02/20/2049	686,235	660,834
Series 2019-MA5864, 3.000%, 04/20/2049	21,135	18,072
Series 2019-MA5920, 3.000%, 05/20/2049	13,391	11,332
Series 2019-MA5936, 6.500%, 05/20/2049	37,837	39,639
Series 2020-, 2.000%, 11/20/2050	2,970,123	2,301,397
2.500%, 01/20/2050	178,199	144,587
3.000%, 11/20/2050	152,534	128,096
3.500%, 12/20/2049	778,136	676,388
3.500%, 10/20/2050	202,191	177,749
4.000%, 02/20/2050	334,342	304,044
4.000%, 04/20/2050	530,420	473,312
4.000%, 05/20/2050	163,007	145,455
4.000%, 11/20/2050	682,059	607,299
Series 2021-, 3.000%, 08/20/2051	907,694	782,887
4.000%, 02/20/2051	202,189	180,417
4.000%, 03/20/2051	1,556,788	1,418,200
Series 2022-, 3.000%, 12/20/2044	2,559,350	2,150,771
3.000%, 05/20/2052	3,131,029	2,592,238
4.000%, 08/20/2052	1,842,931	1,671,072
4.000%, 09/20/2052	15,590,856	14,116,998
5.000%, 05/20/2052	1,036,360	976,838
5.000%, 06/20/2052	617,633	592,481
6.000%, 12/20/2052	1,920,212	1,917,198
Series 2023-, 5.500%, 05/20/2053	7,083,349	7,045,480
6.000%, 08/20/2053	17,890,672	18,266,383
6.500%, 04/20/2053	10,728,015	11,172,949
6.500%, 10/20/2053	14,948,653	15,276,552
6.500%, 11/20/2053	2,715,555	2,738,425
7.000%, 10/20/2053	3,864,618	3,988,159
8.000%, 12/20/2063	8,379,548	8,622,519
Series 2024-, 6.500%, 04/20/2064	3,085,249	3,114,275
8.000%, 12/20/2053	1,196,980	1,214,601
	Principal Amount	Value (Note 2)
8.000%, 12/20/2063	$4,875,291	$5,016,652
		130,531,335
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $454,626,025)		441,419,352

	Principal Amount	Value (Note 2)
CORPORATE BONDS (39.66%)

Aerospace & Defense (3.42%)
BAE Systems PLC
5.30%, 03/26/2034(e)	7,620,000	7,401,880
BOEING CO BA
6.53%, 05/01/2034(e)	25,117,000	25,324,983
6.86%, 05/01/2054(e)	380,000	381,751
Boeing Co.
2.20%, 02/04/2026	10,030,000	9,359,414
3.95%, 08/01/2059	7,941,000	4,967,566
Howmet Aerospace, Inc.
3.00%, 01/15/2029	7,684,000	6,823,277
L3Harris Technologies, Inc.
5.35%, 06/01/2034	14,456,000	13,974,893
5.40%, 07/31/2033	7,533,000	7,340,750
RTX Corp.
6.10%, 03/15/2034	20,504,000	21,205,105
Total Aerospace & Defense		96,779,619
Airlines (0.77%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(e)	5,855,074	5,681,449
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(e)	2,632,381	2,662,821
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(e)	1,099,769	1,007,735
Southwest Airlines Co.
5.25%, 05/04/2025	7,540,000	7,498,353
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1 5.88%, 10/15/2027	5,181,763	5,173,506
Total Airlines		22,023,864
Automobiles Manufacturing (3.07%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,500,000	6,242,056
6.80%, 05/12/2028	9,919,000	10,125,285
7.35%, 03/06/2030	10,487,000	10,928,460
Series 571
6.13%, 03/08/2034	7,395,000	7,190,605
General Motors Financial Co., Inc.
5.80%, 01/07/2029	6,977,000	6,962,647
6.10%, 01/07/2034	11,433,000	11,363,065
SOFRINDX + 1.30%, 04/07/2025(a)(f)	14,667,000	14,797,799

See Notes to Financial Statements.

51  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(e)	$6,378,000	$6,550,593
Volkswagen Group of America Finance LLC
3.95%, 06/06/2025(e)	3,000,000	2,938,706
5.60%, 03/22/2034(e)	10,050,000	9,814,700
Total Automobiles Manufacturing		86,913,916
Banks (3.03%)
Australia & New Zealand Banking Group, Ltd.
5Y US TI + 1.62%, 09/18/2034(a)(e)	4,132,000	4,031,148
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	14,556,000	14,489,440
Cooperatieve Rabobank UA
3.75%, 07/21/2026	4,500,000	4,297,289
Danske Bank A/S
1Y US TI + 0.95%, 03/01/2028(a)(e)	6,412,000	6,354,346
1Y US TI + 1.35%, 09/11/2026(a)(e)	6,500,000	6,127,057
1Y US TI + 1.40%, 03/01/2030(a)(e)	4,580,000	4,524,422
Goldman Sachs Bank USA
1D US SOFR + 0.78%, 03/18/2027(a)	3,297,000	3,276,506
Intesa Sanpaolo SpA
1Y US TI + 2.75%, 06/01/2042(a)(e)	5,550,000	3,994,195
1Y US TI + 3.90%, 06/20/2054(a)(e)	5,160,000	5,291,136
Truist Bank
3.30%, 05/15/2026	4,316,000	4,116,208
Truist Financial Corp.
1D US SOFR + 2.361%, 06/08/2034(a)	6,897,000	6,770,257
US Bancorp
1D US SOFR + 1.60%, 02/01/2034(a)	9,000,000	8,309,584
Wells Fargo & Co.
1D US SOFR + 0.51%, 05/19/2025(a)	1,888,000	1,882,630
1D US SOFR + 2.02%, 04/24/2034(a)	12,653,000	12,198,461
Total Banks		85,662,679
Biotechnology (1.31%)
Amgen, Inc.
5.25%, 03/02/2033	14,778,000	14,462,124
5.51%, 03/02/2026	8,959,000	8,936,457
5.75%, 03/02/2063	14,472,000	13,836,130
Total Biotechnology		37,234,711
	Principal Amount	Value (Note 2)
Cable & Satellite (0.44%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 05/01/2032	$4,000,000	$3,074,906
4.50%, 06/01/2033(e)	5,978,000	4,500,617
Sirius XM Radio, Inc.
5.00%, 08/01/2027(e)	5,127,000	4,846,683
Total Cable & Satellite		12,422,206
Casinos & Gaming (0.86%)
Caesars Entertainment, Inc.
8.13%, 07/01/2027(e)	4,535,000	4,599,455
MGM Resorts International
6.75%, 05/01/2025	12,855,000	12,848,651
Penn Entertainment, Inc.
5.63%, 01/15/2027(e)	7,595,000	7,223,698
Total Casinos & Gaming		24,671,804
Chemicals (0.33%)
Avient Corp.
5.75%, 05/15/2025(e)	3,153,000	3,140,265
Celanese US Holdings LLC
6.38%, 07/15/2032	6,175,000	6,244,470
Total Chemicals		9,384,735
Commercial Finance (0.48%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	13,642,000	13,742,824

Consumer Finance (1.70%)
Ally Financial, Inc.
8.00%, 11/01/2031	4,000,000	4,332,516
Boost Newco Borrower LLC
7.50%, 01/15/2031(e)	5,915,000	6,109,083
Discover Financial Services
SOFRINDX + 3.37%, 11/02/2034(a)(f)	26,425,000	29,101,147
Fiserv, Inc.
5.60%, 03/02/2033	3,982,000	3,946,851
Synchrony Financial
3.70%, 08/04/2026	3,192,000	3,016,345
4.25%, 08/15/2024	1,700,000	1,691,063
Total Consumer Finance		48,197,005
Design, Manufacturing & Distribution (0.06%)
Arrow Electronics, Inc.
5.88%, 04/10/2034	1,645,000	1,586,436

Diversified Banks (2.00%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	14,995,000	14,450,385
5Y US TI + 1.20%, 09/21/2036(a)	15,971,000	12,487,983

See Notes to Financial Statements.

52  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Citigroup, Inc.
1D US SOFR + 2.06%, 02/13/2035(a)	$7,536,000	$7,256,134
JPMorgan Chase & Co.
1D US SOFR + 0.93%, 04/22/2028(a)	4,054,000	4,051,653
1D US SOFR + 1.07%, 12/15/2025(a)	8,581,000	8,560,104
1D US SOFR + 1.62%, 01/23/2035(a)	10,386,000	10,072,121
Total Diversified Banks		56,878,380
Electrical Equipment Manufacturing (0.11%)
Trimble, Inc.
4.75%, 12/01/2024	3,254,000	3,230,303
Entertainment Resources (0.24%)
Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc.
6.63%, 05/01/2032(e)	3,651,000	3,639,066
Vail Resorts, Inc.
6.25%, 05/15/2025(e)	2,983,000	2,986,821
6.50%, 05/15/2032(e)	81,000	81,221
Total Entertainment Resources		6,707,108
Exploration & Production (1.69%)
Coterra Energy, Inc.
5.60%, 03/15/2034	15,765,000	15,421,478
Hilcorp Energy I LP / Hilcorp Finance Co.
6.00%, 04/15/2030(e)	1,682,000	1,613,271
6.25%, 11/01/2028(e)	5,537,000	5,460,519
6.25%, 04/15/2032(e)	1,682,000	1,625,393
8.38%, 11/01/2033(e)	2,739,000	2,940,366
Occidental Petroleum Corp.
7.88%, 09/15/2031	18,574,000	20,633,474
Total Exploration & Production		47,694,501
Financial Services (3.56%)
Charles Schwab Corp.
1D US SOFR + 2.01%, 08/24/2034(a)	4,982,000	5,054,254
1D US SOFR + 2.50%, 05/19/2034(a)	5,500,000	5,479,050
SOFRINDX + 1.05%, 03/03/2027(a)(f)	9,431,000	9,514,532
Goldman Sachs Group, Inc.
1D US SOFR + 1.55%, 04/25/2035(a)	3,245,000	3,247,994
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co Sarl
6.75%, 03/15/2034(e)	2,728,000	2,784,890
7.25%, 11/15/2053(e)	8,290,000	8,530,136
	Principal Amount	Value (Note 2)
Morgan Stanley
1D US SOFR + 0.53%, 05/30/2025(a)	$5,235,000	$5,210,591
1D US SOFR + 2.05%, 11/01/2034(a)	8,443,000	8,912,569
5Y US TI + 1.80%, 02/07/2039(a)	7,463,000	7,184,007
UBS Group AG
1D US SOFR + 1.73%, 05/14/2032(a)(e)	8,750,000	7,248,786
1D US SOFR + 3.92%, 08/12/2033(a)(e)	25,938,000	26,543,000
1Y US TI + 1.80%, 09/22/2029(a)(e)	4,893,000	4,967,144
1Y US TI + 2.00%, 09/22/2034(a)(e)	6,350,000	6,448,862
Total Financial Services		101,125,815
Food & Beverage (0.84%)
J M Smucker Co.
6.20%, 11/15/2033	6,976,000	7,209,386
JDE Peet's NV
0.80%, 09/24/2024(e)	1,984,000	1,939,726
Pilgrim's Pride Corp.
6.25%, 07/01/2033	10,000,000	9,956,114
6.88%, 05/15/2034	4,548,000	4,720,046
Total Food & Beverage		23,825,272
Government Agencies (0.08%)
Tennessee Valley Authority
2.22%, 05/01/2029(a)	109,037	2,350,838

Health Care Facilities & Services (1.09%)
Cardinal Health, Inc.
5.45%, 02/15/2034	7,379,000	7,235,605
HCA, Inc.
2.38%, 07/15/2031	11,927,000	9,553,796
5.38%, 02/01/2025	3,000,000	2,987,080
5.50%, 06/01/2033	6,970,000	6,773,555
6.00%, 04/01/2054	4,761,000	4,540,615
Total Health Care Facilities & Services		31,090,651
Industrial Other (0.92%)
Honeywell International, Inc.
5.00%, 03/01/2035	14,633,000	14,211,528
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	9,458,000	9,305,498
Quanta Services, Inc.
0.95%, 10/01/2024	2,581,000	2,527,825
Total Industrial Other		26,044,851
Integrated Oils (0.39%)
TotalEnergies Capital SA
5.15%, 04/05/2034	3,294,000	3,247,229
5.49%, 04/05/2054	8,235,000	8,018,622
Total Integrated Oils		11,265,851

See Notes to Financial Statements.

53  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Leisure Products Manufacturing (0.22%)
Polaris, Inc.
6.95%, 03/15/2029	$5,949,000	$6,203,228

Manufactured Goods (0.15%)
Chart Industries, Inc.
7.50%, 01/01/2030(e)	4,228,000	4,329,706

Medical Equipment & Devices Manufacturing (1.77%)
Alcon Finance Corp.
5.38%, 12/06/2032(e)	14,770,000	14,469,928
Revvity, Inc.
0.85%, 09/15/2024	2,977,000	2,922,394
Solventum Corp.
5.45%, 03/13/2031(e)	7,429,000	7,201,228
5.60%, 03/23/2034(e)	7,429,000	7,167,692
5.90%, 04/30/2054(e)	7,423,000	6,935,199
6.00%, 05/15/2064(e)	12,486,000	11,567,729
Total Medical Equipment & Devices Manufacturing		50,264,170
Metals & Mining (0.38%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	10,905,000	10,733,386

Pharmaceuticals (1.76%)
AbbVie, Inc.
5.05%, 03/15/2034	5,760,000	5,620,170
5.35%, 03/15/2044	4,320,000	4,180,289
Bristol-Myers Squibb Co.
5.20%, 02/22/2034	6,525,000	6,392,960
5.55%, 02/22/2054	13,582,000	13,117,544
6.25%, 11/15/2053	6,977,000	7,396,907
Pfizer Investment Enterprises Pte, Ltd.
4.75%, 05/19/2033	5,779,000	5,508,092
5.11%, 05/19/2043	7,968,000	7,421,829
Total Pharmaceuticals		49,637,791
Pipeline (3.06%)
Buckeye Partners LP
4.50%, 03/01/2028(e)	8,958,000	8,351,553
Cheniere Energy Partners LP
3.25%, 01/31/2032	8,000,000	6,689,362
Energy Transfer LP
7.38%, 02/01/2031(e)	7,123,000	7,350,452
EnLink Midstream LLC
5.63%, 01/15/2028(e)	3,366,000	3,310,041
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(e)	12,936,000	10,275,314
4.32%, 12/30/2039(e)	9,061,000	6,335,119
Gray Oak Pipeline LLC
2.60%, 10/15/2025(e)	5,990,000	5,705,100
Midwest Connector Capital Co. LLC
4.63%, 04/01/2029(e)	4,880,000	4,641,209
	Principal Amount	Value (Note 2)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	$16,103,000	$16,215,446
6.88%, 01/15/2029	8,740,000	8,904,157
TransCanada PipeLines, Ltd.
6.20%, 03/09/2026	8,962,000	8,962,916
Total Pipeline		86,740,669
Power Generation (0.96%)
Vistra Operations Co. LLC
5.13%, 05/13/2025(e)	6,961,000	6,862,628
5.50%, 09/01/2026(e)	9,846,000	9,617,652
6.00%, 04/15/2034(e)	1,642,000	1,597,388
6.95%, 10/15/2033(e)	8,834,000	9,212,722
Total Power Generation		27,290,390
Publishing & Broadcasting (0.66%)
Gray Television, Inc.
5.38%, 11/15/2031(e)	6,377,000	3,840,000
7.00%, 05/15/2027(e)	4,200,000	3,825,744
Nexstar Media, Inc.
4.75%, 11/01/2028(e)	8,000,000	7,110,049
5.63%, 07/15/2027(e)	4,376,000	4,118,588
Total Publishing & Broadcasting		18,894,381
Real Estate (0.69%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(e)	3,033,000	2,993,075
VICI Properties LP
5.13%, 05/15/2032	9,134,000	8,493,053
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(e)	8,185,000	8,058,623
Total Real Estate		19,544,751
Refining & Marketing (0.50%)
HF Sinclair Corp.
4.50%, 10/01/2030	9,242,000	8,479,215
5.00%, 02/01/2028(e)	2,667,000	2,559,524
5.88%, 04/01/2026	3,177,000	3,185,859
Total Refining & Marketing		14,224,598
Restaurants (0.05%)
Brinker International, Inc.
8.25%, 07/15/2030(e)	1,383,000	1,441,173

Retail - Consumer Discretionary (0.15%)
ERAC USA Finance LLC
5.20%, 10/30/2034(e)	4,403,000	4,254,421

Software & Services (0.98%)
CoStar Group, Inc.
2.80%, 07/15/2030(e)	9,317,000	7,739,233
Leidos, Inc.
5.75%, 03/15/2033	6,942,000	6,901,017

See Notes to Financial Statements.

54  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
VMware LLC
2.20%, 08/15/2031	$4,979,000	$3,937,649
4.70%, 05/15/2030	9,961,000	9,452,204
Total Software & Services		28,030,103
Supermarkets & Pharmacies (0.39%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(e)	11,035,000	11,035,588

Transportation & Logistics (0.18%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	6,426,359	5,198,715

Travel & Lodging (0.25%)
Royal Caribbean Cruises, Ltd.
6.25%, 03/15/2032(e)	7,169,000	7,071,984

Utilities (0.75%)
American Water Capital Corp.
5.15%, 03/01/2034	7,142,000	6,925,343
Dominion Energy, Inc.
3.07%, 08/15/2024(d)	1,500,000	1,486,904
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.17%, 04/30/2043(a)	3,386,000	3,376,850
5Y US TI + 3.53%, 09/15/2053(a)	5,478,000	5,583,331
Sempra
5Y US TI + 2.87%, 04/01/2052(a)	4,268,000	3,880,757
Total Utilities		21,253,185
Waste & Environment Services & Equipment (0.23%)
GFL Environmental, Inc.
5.13%, 12/15/2026(e)	6,644,000	6,477,090

Wireless Telecommunications Services (0.14%)
AT&T, Inc.
5.54%, 02/20/2026	3,982,000	3,972,072

TOTAL CORPORATE BONDS
(Cost $1,155,799,760)		1,125,430,770

	Principal	Value
	Amount	(Note 2)
GOVERNMENT BONDS (29.12%)

Government Agencies (0.25%)
CoBank ACB
5Y US TI + 2.88%(a)(g)	2,468,000	2,464,507
	Principal Amount	Value (Note 2)
Farm Credit Bank of Texas Series 4
5Y US TI + 5.42%(a)(e)(g)	$4,750,000	$4,678,268
Total Government Agencies		7,142,775
U.S. Treasury Bonds (28.87%)
United States Treasury Bonds
4.00%, 02/15/2034	3,720,000	3,522,956
4.13%, 08/15/2053	74,982,000	67,167,470
4.25%, 02/15/2054	104,847,000	96,016,917
4.50%, 02/15/2044	112,065,000	106,426,730
4.75%, 11/15/2043	106,979,000	104,973,144
4.75%, 11/15/2053	91,790,000	91,345,392
United States Treasury Notes
4.00%, 01/15/2027	28,235,000	27,589,235
4.50%, 03/31/2026	7,117,000	7,046,108
4.88%, 11/30/2025	115,849,000	115,378,363
5.00%, 08/31/2025	58,829,000	58,684,225
5.00%, 09/30/2025	79,568,000	79,378,405
5.00%, 10/31/2025	61,903,000	61,767,587
Total U.S. Treasury Bonds		819,296,532
TOTAL GOVERNMENT BONDS
(Cost $841,276,127)		826,439,307

	Shares	Value (Note 2)
PREFERRED STOCK (2.22%)

Energy (0.18%)
Pipeline (0.18%)
Energy Transfer LP, Series B, 6.625%(g)	2,506,000	2,311,340
Energy Transfer LP, Series F, 6.750%(g)	2,985,000	2,924,490
Total Energy		5,235,830

Financials (2.04%)
Banks (0.51%)
Huntington Bancshares, Inc., Series J, 6.875%(g)	217,416	5,400,613
Wells Fargo & Co., Series S, 5.900%(g)	9,130,000	9,114,193
		14,514,806
Consumer Finance (0.39%)
Ally Financial, Inc., Series C, 4.700%(g)	2,982,000	2,315,055
American Express Co., 3.550%(g)	4,674,000	4,276,180
Synchrony Financial, 5Y US TI + 4.044%(a)(g)	176,300	4,430,418
		11,021,653

See Notes to Financial Statements.

55  |  April 30, 2024

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Diversified Banks (0.78%)
Barclays PLC, 5Y US TI + 5.672%(a)(g)	21,815,000	$21,850,757

Financial Services (0.26%)
Goldman Sachs Group, Inc., Series X, 5Y US TI + 2.81%(a)(g)	5,673,000	5,748,920
State Street Corp., Series I, 5Y US TI + 2.613%(a)(g)	1,759,000	1,764,877
		7,513,797
Life Insurance (0.10%)
Jackson Financial, Inc., 8.000%(g)	112,060	2,933,731

Total Financials		57,834,744

TOTAL PREFERRED STOCK
(Cost $62,827,041)		63,070,574

Value
(Note 2)
TOTAL INVESTMENTS (100.36%)
(Cost $2,929,601,701)	$2,848,160,775

Liabilities In Excess Of Other Assets (-0.36%)	(10,343,828)

NET ASSETS (100.00%)	$2,837,816,947

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of April 30, 2024 was 5.33%

3M US SOFR - 3 Month SOFR as of April 30, 2024 was 5.33%

1D US SOFR - 1 Day SOFR as of April 30, 2024 was 5.34%

1Y US SOFR- 1 Year SOFR as of April 30, 2024 was 5.23%

1M US SOFR- 1 Month SOFR as of April 30, 2024 was 5.32%

1Y US TI - 1 Year US TI as of April 30, 2024 was 5.25%

5Y US TI - 5 Year US TI as of April 30, 2024 was 4.72%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Issued with zero coupon.

(c)	Interest only security.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2024.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the aggregate market value of those securities was $399,449,944, representing 14.08% of net assets.

(f)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

(g)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

56  |  April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
BANK LOANS (9.49%)

Aerospace & Defense (0.84%)
TransDigm, Inc.
3M US SOFR + 3.25%, 02/28/2031(a)	$1,839,000	$1,851,864

Automobiles Manufacturing (0.55%)
Adient US LLC, TL
1M US SOFR + 2.75%, 01/26/2031	1,200,000	1,206,750

Casinos & Gaming (1.89%)
Caesars Entertainment, Inc.
1M US SOFR + 2.75%, 02/06/2031(a)	1,750,000	1,754,594
Light & Wonder International, Inc.
1M US SOFR + 2.75%, 04/14/2029(a)	2,400,000	2,408,327
Total Casinos & Gaming		4,162,921

Consumer Finance (0.55%)
Boost Newco Borrower LLC
1D US SOFR + 3.00%, 01/31/2031(a)	1,200,000	1,205,628

Entertainment Resources (1.05%)
Authentic Brands TL
1M US SOFR + 3.50%, 12/07/2030	2,291,637	2,306,109

Financial Services (0.08%)
Jane Street Group LLC
1M US SOFR + 2.50%, 01/26/2028(a)	177,000	177,352

Food & Beverage (1.10%)
Chobani LLC
1M US SOFR + 3.75%, 10/25/2027(a)	2,394,000	2,410,088

Health Care Facilities & Services (0.50%)
Fortrea Holdings, Inc.
1M US SOFR + 3.75%, 07/01/2030(a)	1,094,486	1,101,130

Industrials (1.01%)
Chart Industries, Inc.
1M US SOFR + 3.25%, 03/18/2030(a)	1,100,000	1,105,159
GFL Environmental, Inc.
3M US SOFR + 2.50%, 05/28/2027(a)	1,100,000	1,106,529
	Principal Amount	Value (Note 2)
Total Industrials		2,211,688

Medical Equipment & Devices Manufacturing (0.50%)
Medline Borrower LP
1M US SOFR + 2.75%, 10/23/2028(a)	$1,100,000	$1,104,147

Pipeline (0.55%)
Buckeye Partners LP
1M US SOFR + 2.50%, 11/22/2030(a)	1,200,000	1,205,706

Publishing & Broadcasting (0.27%)
Nexstar Media, Inc.
1M US SOFR + 2.50%, 09/18/2026(a)	590,437	591,617

Travel & Lodging (0.60%)
Carnival Corp.
1M US SOFR + 2.75%, 08/09/2027(a)	1,298,552	1,306,869

TOTAL BANK LOANS
(Cost $20,791,643)		20,841,869

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.55%)

Fannie Mae
Series 2002-71, Class AP, 5.000%, 11/25/2032	$9,967	$9,685
Series 2002-90, Class A1, 6.500%, 06/25/2042	49,633	50,002
Series 2008-8, Class FB, 30D US SOFR + 0.93%, 02/25/2038(a)	91,307	91,636
Series 2010-114, Class TC, 2.250%, 03/25/2037	322,481	283,408
Series 2011-110, Class BX, 4.000%, 10/25/2041	295,665	277,435
Series 2012-110, Class CA, 3.000%, 10/25/2042	100,099	87,547
Series 2012-39, Class NB, 4.000%, 04/25/2042	175,000	141,668
Series 2013-29, Class JE, 1.250%, 04/25/2043	166,931	135,669
Series 2015-27, Class ME, 3.500%, 10/25/2044	128,000	114,400
Series 2019-14, Class CA, 3.500%, 04/25/2049	132,668	122,574
Series 2019-7, Class JA, 3.500%, 03/25/2049	108,023	99,885
Series 2019-74, Class LB, 3.000%, 10/25/2049	133,014	116,837

See Notes to Financial Statements.

57 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2021-94, Class KU, 2.000%, 12/25/2051	$148,253	$110,420
		1,641,166

Freddie Mac
Series 2002-2455, Class GK, 6.500%, 05/15/2032	11,824	12,067
Series 2002-2505, Class D, 5.500%, 09/15/2032	24,605	24,559
Series 2005-2990, Class GO, –%, 02/15/2035(b)	27,895	23,329
Series 2011-3965, Class ZA, 4.000%, 11/15/2041	283,254	262,655
Series 2012-4096, Class BY, 2.000%, 08/15/2042	85,000	62,350
Series 2012-4116, Class UC, 2.500%, 10/15/2042	103,000	70,118
Series 2012-4140, Class BW, 2.500%, 12/15/2042	100,000	73,063
Series 2015-4537, Class AZ, 3.000%, 12/15/2045	21,945	18,682
Series 2016-4579, Class W, 5.956%, 01/15/2038(a)	65,523	68,156
Series 2016-4614, Class PB, 3.000%, 01/15/2046	225,271	200,181
Series 2018-4839, Class PZ, 4.000%, 11/15/2048	124,562	100,233
Series 2021-5142, Class PN, 1.000%, 09/25/2051	70,218	50,088
Series 2021-5151, Class LV, 1.500%, 09/25/2051	262,895	134,376
		1,099,857

Ginnie Mae
Series 2009-93, Class HG, 4.000%, 09/16/2039	10,738	10,410
Series 2011-139, Class KZ, 2.500%, 10/20/2041	47,824	39,761
Series 2011-141, Class GH, 3.000%, 10/16/2041	150,000	109,089
Series 2011-H05, Class FB, 1M US SOFR + 0.61%, 12/20/2060(a)	18,331	18,311
Series 2011-H14, Class FC, 1M US SOFR + 0.61%, 05/20/2061(a)	27,954	27,927
Series 2012-137, Class EB, 2.000%, 11/20/2042	100,000	58,730
Series 2012-16, Class ND, 2.000%, 05/20/2039	163,947	149,067
Series 2012-41, Class TJ, 4.000%, 03/20/2042	187,933	162,356
Series 2012-H20, Class BA, 1M US SOFR + 0.67%, 09/20/2062(a)	11,214	11,058
Series 2012-H29, Class SA, 1M US SOFR + 0.62%, 10/20/2062(a)	30,281	30,247
	Principal Amount	Value (Note 2)
Series 2013-28, Class DB, 3.000%, 02/20/2043	$170,000	$137,389
Series 2013-44, Class CE, 2.500%, 03/16/2043	105,656	82,220
Series 2013-9, Class KY, 3.000%, 01/20/2043	324,000	270,963
Series 2013-H07, Class GA, 1M US SOFR + 0.58%, 03/20/2063(a)	12,226	12,202
Series 2013-H10, Class FA, 1M US SOFR + 0.51%, 03/20/2063(a)	8,859	8,839
Series 2013-H22, Class FT, 1Y US TI + 0.65%, 04/20/2063(a)	4,062	4,054
Series 2013-H23, Class FA, 1M US SOFR + 1.41%, 09/20/2063(a)	4,429	4,473
Series 2014-21, Class PB, 4.000%, 02/16/2044	150,000	127,581
Series 2014-H03, Class FA, 1M US SOFR + 0.71%, 01/20/2064(a)	6,555	6,556
Series 2015-3, Class ZD, 4.000%, 01/20/2045	180,855	158,146
Series 2015-31, Class B, 3.000%, 02/20/2045	100,000	84,873
Series 2015-43, Class DM, 2.500%, 03/20/2045	76,765	65,783
Series 2015-H10, Class JA, 2.250%, 04/20/2065	101,222	97,279
Series 2015-H29, Class FL, 1M US SOFR + 0.71%, 11/20/2065(a)	45,895	45,672
Series 2016-167, Class AD, 2.500%, 03/20/2039	252,632	230,262
Series 2016-H09, Class FA, 1M US SOFR + 0.76%, 03/20/2066(a)	36,376	36,409
Series 2017-31, Class BY, 3.500%, 02/20/2047	131,000	89,483
Series 2017-H10, Class GZ, 4.508%, 04/20/2067(a)	242,977	226,586
Series 2017-H11, Class HZ, 4.514%, 04/20/2067(a)	136,982	127,037
Series 2017-H11, Class GZ, 4.589%, 04/20/2067(a)	137,640	128,130
Series 2017-H18, Class PZ, 2.000%, 04/20/2066	128,888	101,808
Series 2018-H01, Class JZ, 4.618%, 01/20/2068(a)	133,096	128,955
Series 2018-H01, Class HZ, 4.617%, 01/20/2068(a)	133,354	124,049
Series 2018-H03, Class HZ, 4.537%, 01/20/2068(a)	132,261	119,943

See Notes to Financial Statements.

58 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-H07, Class FE, 1M US SOFR + 0.46%, 02/20/2068(a)	$20,527	$20,475
Series 2018-H07, Class JZ, 4.560%, 04/20/2068(a)	110,279	107,417
Series 2018-H07, Class HZ, 4.604%, 04/20/2068(a)	131,191	120,735
Series 2019-103, Class HY, 3.000%, 08/20/2049	104,493	63,766
Series 2019-31, Class JC, 3.500%, 03/20/2049	90,763	81,491
Series 2020-134, Class XB, 1.000%, 07/20/2048	125,000	65,389
Series 2020-153, Class GP, 0.500%, 10/20/2050	208,012	180,701
Series 2020-160, Class QD, 1.000%, 10/20/2050	162,034	73,687
Series 2020-H09, Class NF, 1M US SOFR + 1.36%, 04/20/2070(a)	47,503	48,110
Series 2020-H11, Class JZ, 4.161%, 05/20/2069(a)	168,664	140,281
Series 2020-H12, Class JZ, 4.174%, 08/20/2069(a)	116,976	99,696
Series 2020-H17, Class KZ, 3.613%, 09/20/2070(a)	446,541	346,362
Series 2020-H18, Class EY, 3.728%, 09/20/2070(a)	107,655	81,742
Series 2021-146, Class EH, 2.000%, 08/20/2051	113,536	61,184
Series 2021-159, Class AL, 1.000%, 09/20/2051	118,000	50,331
Series 2021-215, Class TZ, 5.000%, 12/20/2051	137,474	107,977
Series 2021-225, Class EU, 2.000%, 12/20/2051	132,227	74,679
Series 2021-86, Class ML, 1.000%, 05/20/2051	136,000	51,901
Series 2021-H02, Class KB, 3.031%, 01/20/2071(a)	106,239	76,345
Series 2021-H02, Class PB, 4.647%, 05/20/2070(a)	101,928	96,790
Series 2021-H03, Class NY, 3.230%, 01/20/2071(a)	108,473	78,237
		5,062,944

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,641,046)		7,803,967

Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.46%)

	Principal Amount	Value (Note 2)
Fannie Mae-Aces
Series 2019-M17, Class X, 0.417%, 08/25/2034(a)(c)	$23,044,912	$357,378

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2016-K056, Class X3, 2.189%, 06/25/2044(a)(c)	591,680	24,475
Series 2016-K059, Class X1, 0.417%, 09/25/2026(a)(c)	6,066,109	33,419
Series 2017-KW03, Class X1, 0.927%, 06/25/2027(a)(c)	28,996,353	535,928
Series 2019-K087, Class X1, 0.511%, 12/25/2028(a)(c)	29,401,649	422,799
Series 2019-K092, Class X1, 0.855%, 04/25/2029(a)(c)	16,501,811	478,110
Series 2019-K093, Class X1, 1.083%, 05/25/2029(a)(c)	6,044,987	227,441
Series 2019-K094, Class X1, 1.013%, 06/25/2029(a)(c)	14,373,421	524,644
Series 2020-K121, Class X1, 1.117%, 10/25/2030(a)(c)	2,457,342	122,529
Series 2020-K738, Class X1, 1.621%, 01/25/2027(a)(c)	12,443,373	395,745
Series 2021-Q016, Class APT2, 1.480%, 05/25/2051(a)	106,304	93,813
		2,858,903

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,189,781)		3,216,281

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.72%)

Fannie Mae Pool
Series 1998-,
6.500%, 08/01/2028	19,209	19,737
7.500%, 08/01/2028	20,044	19,988
8.500%, 06/01/2027	3,068	3,058
Series 1999-,
8.000%, 04/01/2029	18,088	18,029
Series 2001-,
12.000%, 11/01/2030	51,642	51,983
Series 2002-,
6.000%, 12/01/2032	34,726	34,593
Series 2003-,
4.500%, 09/01/2028	28,148	27,743
4.750%, 09/01/2033	38,154	36,290
5.500%, 10/01/2033	19,188	18,706
5.500%, 12/01/2033	33,009	33,305
Series 2005-,
4.500%, 05/01/2035	18,261	17,196
6.500%, 01/01/2036	26,629	27,031
See Notes to Financial Statements.

59 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2006-,
4.500%, 01/01/2036	$27,846	$27,190
6.000%, 03/01/2036	33,813	34,029
Series 2007-,
5.500%, 07/01/2037	11,465	11,398
6.000%, 07/01/2037	31,832	31,688
6.000%, 09/01/2037	26,629	26,722
6.500%, 11/01/2037	42,976	43,738
Series 2008-,
5.000%, 06/01/2037	23,954	22,569
5.500%, 04/01/2038	13,964	13,803
5.500%, 08/01/2038	21,198	20,454
6.500%, 07/01/2038	44,030	44,811
Series 2009-,
5.000%, 04/01/2039	39,543	38,243
Series 2010-,
4.000%, 05/01/2040	3,798	3,722
5.500%, 02/01/2038	41,375	40,662
Series 2011-,
4.500%, 05/01/2041	49,018	46,124
Series 2013-,
3.000%, 04/01/2043	89,186	76,241
Series 2015-,
3.500%, 06/01/2045	50,581	46,946
5.000%, 07/01/2044	115,344	112,692
Series 2016-,
3.500%, 06/01/2046	34,239	29,407
Series 2018-,
3.796%, 02/01/2048(a)	28,388	24,204
Series 2022-,
5.730%, 11/01/2032	1,500,000	1,527,763
		2,530,065

Freddie Mac Gold Pool
Series 2004-,
5.500%, 01/01/2034	26,712	26,444
Series 2005-,
5.500%, 05/01/2035	16,716	16,483
Series 2006-,
4.500%, 01/01/2036	10,843	10,165
5.500%, 12/01/2034	23,193	22,813
6.000%, 05/01/2036	51,049	51,001
Series 2008-,
4.500%, 05/01/2038	55,369	54,125
6.000%, 08/01/2038	27,729	28,073
Series 2010-,
6.000%, 04/01/2040	22,867	22,899
Series 2013-,
3.000%, 01/01/2033	46,256	42,885
Series 2014-,
3.500%, 10/01/2044	36,827	32,034
Series 2015-,
4.000%, 03/01/2044	28,744	26,454
		333,376
Freddie Mac Pool
Series 2018-,
3.500%, 08/01/2042	43,904	39,120
	Principal Amount	Value (Note 2)
4.500%, 01/01/2036	$66,522	$62,950
		102,070

Ginnie Mae I Pool
Series 2003-,
5.500%, 10/15/2033	46,133	46,452
Series 2010-,
5.000%, 05/15/2040	39,372	38,542
		84,994

Ginnie Mae II Pool
Series 2009-,
4.000%, 11/20/2039	40,005	37,087
6.000%, 11/20/2039	57,537	59,539
Series 2011-,
4.000%, 02/20/2041	31,387	28,648
4.000%, 05/20/2041	29,624	27,038
4.000%, 10/20/2041	13,509	12,330
Series 2012-,
3.500%, 01/20/2042	91,007	80,638
3.500%, 05/20/2042	91,332	80,914
Series 2013-,
3.500%, 03/20/2043	69,384	61,177
5.500%, 11/20/2035	73,493	73,906
Series 2014-,
3.750%, 04/20/2044	67,484	60,627
4.000%, 05/20/2044	66,326	60,810
Series 2016-,
3.500%, 09/20/2046	16,364	14,256
Series 2021-,
4.000%, 05/20/2051	138,861	123,910
		720,880
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,978,917)		3,771,385

	Principal Amount	Value (Note 2)
CORPORATE BONDS (74.14%)

Advertising & Marketing (0.57%)
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, 08/15/2027(d)	1,200,000	1,143,321
7.38%, 02/15/2031(d)	100,000	102,709
Total Advertising & Marketing		1,246,030

Aerospace & Defense (1.82%)
BOEING CO BA
6.53%, 05/01/2034(d)	1,924,000	1,939,932
6.86%, 05/01/2054(d)	29,000	29,134
Boeing Co.
3.95%, 08/01/2059	1,348,000	843,254
Howmet Aerospace, Inc.
3.00%, 01/15/2029	1,335,000	1,185,460
Total Aerospace & Defense		3,997,780

See Notes to Financial Statements.

60 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Airlines (2.41%)
Alaska Airlines 2020-1 Class A Pass
Through Trust
4.80%, 08/15/2027(d)	$592,849	$575,268
Alaska Airlines 2020-1 Class B Pass
Through Trust
8.00%, 08/15/2025(d)	1,000,606	1,012,177
British Airways 2020-1 Class A Pass
Through Trust
4.25%, 11/15/2032(d)	1,213,183	1,111,658
United Airlines 2020-1 Class A Pass
Through Trust
Series 20-1
5.88%, 10/15/2027	2,066,094	2,062,802
VistaJet Malta Finance PLC / Vista
Management Holding, Inc.
9.50%, 06/01/2028(d)	600,000	537,939
Total Airlines		5,299,844

Auto Parts Manufacturing (0.23%)
Adient Global Holdings, Ltd.
7.00%, 04/15/2028(d)	500,000	505,648

Automobiles Manufacturing (3.36%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,000,000	960,316
7.12%, 11/07/2033	1,000,000	1,040,995
7.35%, 03/06/2030	513,000	534,595
General Motors Financial Co., Inc.
6.10%, 01/07/2034	1,000,000	993,883
1D US SOFR + 0.62%, 10/15/2024(a)	350,000	350,286
SOFRINDX + 1.30%, 04/07/2025(a)(e)	1,300,000	1,311,593
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(d)	1,600,000	1,643,298
Volkswagen Group of America Finance LLC
5.60%, 03/22/2034(d)	550,000	537,123
Total Automobiles Manufacturing		7,372,089

Banks (6.75%)
AIB Group PLC
1D US SOFR + 1.91%, 03/28/2035(a)(d)	1,700,000	1,645,664
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	2,477,000	2,465,674
Citizens Financial Group, Inc.
1D US SOFR + 2.33%, 04/25/2035(a)	540,000	541,748
Comerica, Inc.
1D US SOFR + 2.16%, 01/30/2030(a)	500,000	485,685
Danske Bank A/S
1Y US TI + 1.35%, 09/11/2026(a)(d)	3,400,000	3,204,921
	Principal Amount	Value (Note 2)
Discover Bank
5Y US S + 1.73%, 08/09/2028(a)	$1,150,000	$1,117,433
Fifth Third Bancorp
1D US SOFR + 1.66%, 04/25/2033(a)	550,000	486,896
Huntington National Bank
5.65%, 01/10/2030	560,000	550,205
Intesa Sanpaolo SpA
1Y US TI + 2.75%, 06/01/2042(a)(d)	850,000	611,724
1Y US TI + 3.90%, 06/20/2054(a)(d)	575,000	589,613
M&T Bank Corp.
1D US SOFR + 2.80%, 10/30/2029(a)	500,000	518,608
Synovus Bank/Columbus GA
5Y US TI + 3.63%, 10/29/2030(a)	2,424,000	2,115,157
Truist Financial Corp.
1D US SOFR + 2.36%, 06/08/2034(a)	500,000	490,812
Total Banks		14,824,140

Biotechnology (0.48%)
Amgen, Inc.
5.25%, 03/02/2033	550,000	538,244
5.75%, 03/02/2063	535,000	511,493
Total Biotechnology		1,049,737

Cable & Satellite (2.07%)
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38%, 09/01/2029(d)	1,600,000	1,467,802
Cox Communications, Inc.
5.70%, 06/15/2033(d)	1,000,000	979,033
Directv Financing LLC
8.88%, 02/01/2030(d)	500,000	486,599
Sirius XM Radio, Inc.
5.00%, 08/01/2027(d)	1,700,000	1,607,053
Total Cable & Satellite		4,540,487

Casinos & Gaming (2.82%)
Caesars Entertainment, Inc.
7.00%, 02/15/2030(d)	1,500,000	1,511,472
MGM Resorts International
6.75%, 05/01/2025	1,233,000	1,232,391
Penn Entertainment, Inc.
5.63%, 01/15/2027(d)	2,484,000	2,362,563
Station Casinos LLC
6.63%, 03/15/2032(d)	1,100,000	1,078,824
Total Casinos & Gaming		6,185,250

Chemicals (0.53%)
Avient Corp.
5.75%, 05/15/2025(d)	1,162,000	1,157,307

See Notes to Financial Statements.

61 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Consumer Finance (2.62%)
Ally Financial, Inc.
8.00%, 11/01/2031	$1,250,000	$1,353,911
Boost Newco Borrower LLC
7.50%, 01/15/2031(d)	1,066,000	1,100,978
Discover Financial Services
SOFRINDX + 3.37%, 11/02/2034(a)(e)	1,000,000	1,101,273
OneMain Finance Corp.
6.88%, 03/15/2025	1,650,000	1,662,094
Synchrony Financial
7.25%, 02/02/2033	555,000	541,802
Total Consumer Finance		5,760,058

Containers & Packaging (0.91%)
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/2027(d)	1,000,000	1,000,229
7.25%, 05/15/2031(d)	1,000,000	1,002,779
Total Containers & Packaging		2,003,008

Department Stores (0.61%)
NMG Holding Co. Inc / Neiman
Marcus Group LLC
7.13%, 04/01/2026(d)	1,350,000	1,345,007

Diversified Banks (0.37%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	445,000	428,838
JPMorgan Chase & Co.
1D US SOFR + 1.62%, 01/23/2035(a)	389,000	377,244
Total Diversified Banks		806,082

Electrical Equipment Manufacturing (0.52%)
Vontier Corp.
2.40%, 04/01/2028	1,300,000	1,136,597

Entertainment Resources (1.18%)
Six Flags Entertainment Corp.
7.25%, 05/15/2031(d)	2,600,000	2,596,448

Exploration & Production (4.34%)
Baytex Energy Corp.
7.38%, 03/15/2032(d)	100,000	100,931
8.50%, 04/30/2030(d)	1,000,000	1,043,427
Civitas Resources, Inc.
8.75%, 07/01/2031(d)	1,600,000	1,699,187
Coterra Energy, Inc.
5.60%, 03/15/2034	1,197,000	1,170,917
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(d)	1,506,000	1,485,198
8.38%, 11/01/2033(d)	502,000	538,906
Occidental Petroleum Corp.
7.88%, 09/15/2031	1,800,000	1,999,584
	Principal Amount	Value (Note 2)
Range Resources Corp.
8.25%, 01/15/2029	$1,400,000	$1,459,917
Total Exploration & Production		9,498,067

Financial Services (5.26%)
Charles Schwab Corp.
1D US SOFR + 2.50%, 05/19/2034(a)	1,580,000	1,573,982
SOFRINDX + 1.05%, 03/03/2027(a)(e)	1,727,000	1,742,296
Jane Street Group / JSG Finance, Inc.
7.13%, 04/30/2031(d)	1,000,000	1,006,889
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co Sarl
6.75%, 03/15/2034(d)	262,000	267,464
7.25%, 11/15/2053(d)	780,000	802,594
Morgan Stanley
1D US SOFR + 2.05%, 11/01/2034(a)	406,000	428,580
5Y US TI + 1.80%, 02/07/2039(a)	558,000	537,140
UBS Group AG
1D US SOFR + 1.73%, 05/14/2032(a)(d)	650,000	538,481
1D US SOFR + 3.92%, 08/12/2033(a)(d)	3,225,000	3,300,222
1Y US TI + 2.00%, 09/22/2034(a)(d)	1,320,000	1,340,551
Total Financial Services		11,538,199

Food & Beverage (1.16%)
B&G Foods, Inc.
8.00%, 09/15/2028(d)	1,000,000	1,037,503
Pilgrim's Pride Corp.
6.25%, 07/01/2033	1,050,000	1,045,392
6.88%, 05/15/2034	436,000	452,493
Total Food & Beverage		2,535,388

Health Care Facilities & Services (0.98%)
Fortrea Holdings, Inc.
7.50%, 07/01/2030(d)	1,100,000	1,110,971
Star Parent, Inc.
9.00%, 10/01/2030(d)	1,000,000	1,047,301
Total Health Care Facilities & Services		2,158,272

Homebuilders (1.30%)
Beazer Homes USA, Inc.
7.50%, 03/15/2031(d)	1,100,000	1,088,644
Forestar Group, Inc.
3.85%, 05/15/2026(d)	1,850,000	1,757,411
Total Homebuilders		2,846,055

Industrial Other (1.04%)
Brand Industrial Services, Inc.
10.38%, 08/01/2030(d)	1,000,000	1,074,349
Element Fleet Management Corp.
6.27%, 06/26/2026(d)	1,200,000	1,206,999
Total Industrial Other		2,281,348

See Notes to Financial Statements.

62 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Leisure Products Manufacturing (0.75%)
Amer Sports Co.
6.75%, 02/16/2031(d)	$1,100,000	$1,084,200
Polaris, Inc.
6.95%, 03/15/2029	539,000	562,034
Total Leisure Products Manufacturing		1,646,234

Medical Equipment & Devices Manufacturing (0.54%)
Solventum Corp.
5.90%, 04/30/2054(d)	321,000	299,906
6.00%, 05/15/2064(d)	963,000	892,177
Total Medical Equipment & Devices Manufacturing		1,192,083

Oil & Gas Services & Equipment (2.03%)
Diamond Foreign Asset Co. / Diamond Finance LLC
8.50%, 10/01/2030(d)	1,000,000	1,046,794
Seadrill Finance, Ltd.
8.38%, 08/01/2030(d)	1,000,000	1,042,586
Transocean Titan Financing, Ltd.
8.38%, 02/01/2028(d)	1,350,000	1,387,102
Transocean, Inc.
8.50%, 05/15/2031(d)	1,000,000	996,104
Total Oil & Gas Services & Equipment		4,472,586

Pharmaceuticals (1.23%)
Bristol-Myers Squibb Co.
5.20%, 02/22/2034	550,000	538,870
Organon & Co. / Organon Foreign Debt Co-Issuer BV
5.13%, 04/30/2031(d)	2,500,000	2,163,516
Total Pharmaceuticals		2,702,386

Pipeline (6.24%)
Buckeye Partners LP
4.35%, 10/15/2024	332,000	328,432
4.50%, 03/01/2028(d)	1,698,000	1,583,047
EnLink Midstream LLC
5.63%, 01/15/2028(d)	252,000	247,811
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	2,321,000	1,843,615
4.32%, 12/30/2039(d)	1,733,000	1,211,650
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027	2,150,000	2,176,110
8.25%, 01/15/2029	1,750,000	1,776,308
Global Partners LP / GLP Finance Corp.
8.25%, 01/15/2032(d)	1,000,000	1,025,193
Midwest Connector Capital Co. LLC
4.63%, 04/01/2029(d)	1,213,000	1,153,645
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.88%, 01/15/2029	1,800,000	1,833,808
Venture Global LNG, Inc.
9.88%, 02/01/2032(d)	500,000	533,866
Total Pipeline		13,713,485
	Principal Amount	Value (Note 2)
Power Generation (1.52%)
Vistra Operations Co. LLC
5.50%, 09/01/2026(d)	$1,325,000	$1,294,271
7.75%, 10/15/2031(d)	2,000,000	2,052,744
Total Power Generation		3,347,015

Publishing & Broadcasting (3.40%)
Gray Television, Inc.
5.38%, 11/15/2031(d)	4,200,000	2,529,090
7.00%, 05/15/2027(d)	850,000	774,258
Nexstar Media, Inc.
5.63%, 07/15/2027(d)	2,000,000	1,882,353
Scripps Escrow, Inc.
5.88%, 07/15/2027(d)	2,900,000	2,284,920
Total Publishing & Broadcasting		7,470,621

Real Estate (3.87%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	2,975,000	2,935,838
8.88%, 09/01/2031(d)	250,000	259,596
Kennedy-Wilson, Inc.
4.75%, 02/01/2030	3,334,000	2,643,488
Public Storage Operating Co.
SOFRINDX + 0.70%, 04/16/2027(a)(e)	2,000,000	2,007,751
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(d)	656,000	645,871
Total Real Estate		8,492,544

Refining & Marketing (0.69%)
Sunoco LP
7.00%, 05/01/2029(d)	1,000,000	1,016,371
7.25%, 05/01/2032(d)	500,000	508,236
Total Refining & Marketing		1,524,607

Restaurants (1.14%)
Brinker International, Inc.
8.25%, 07/15/2030(d)	1,364,000	1,421,374
Raising Cane's Restaurants LLC
9.38%, 05/01/2029(d)	1,000,000	1,073,759
Total Restaurants		2,495,133

Retail - Consumer Discretionary (0.17%)
ERAC USA Finance LLC
5.20%, 10/30/2034(d)	379,000	366,211

Software & Services (3.50%)
Cloud Software Group, Inc.
6.50%, 03/31/2029(d)	3,400,000	3,227,326
CoStar Group, Inc.
2.80%, 07/15/2030(d)	2,446,000	2,031,787
Neptune Bidco US, Inc.
9.29%, 04/15/2029(d)	1,500,000	1,417,239
RingCentral, Inc.
8.50%, 08/15/2030(d)	1,000,000	1,018,577
Total Software & Services		7,694,929

See Notes to Financial Statements.

63 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Supermarkets & Pharmacies (0.70%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(d)	$1,541,000	$1,541,083

Travel & Lodging (2.97%)
Carnival Corp.
6.00%, 05/01/2029(d)	600,000	581,801
7.00%, 08/15/2029(d)	500,000	513,609
NCL Corp., Ltd.
8.13%, 01/15/2029(d)	1,000,000	1,042,214
Royal Caribbean Cruises, Ltd.
6.25%, 03/15/2032(d)	2,189,000	2,159,376
8.25%, 01/15/2029(d)	1,100,000	1,161,361
Viking Cruises, Ltd.
9.13%, 07/15/2031(d)	1,000,000	1,073,319
Total Travel & Lodging		6,531,680

Utilities (3.00%)
AmeriGas Partners LP / AmeriGas Finance Corp.
9.38%, 06/01/2028(d)	1,600,000	1,664,041
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.17%, 04/30/2043(a)	1,387,000	1,383,252
Sempra
5Y US TI + 2.87%, 04/01/2052(a)	2,725,000	2,477,756
Talen Energy
8.63%, 06/01/2030(d)	1,000,000	1,058,824
Total Utilities		6,583,873

Waste & Environment Services & Equipment (1.06%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	2,399,000	2,338,732

TOTAL CORPORATE BONDS
(Cost $165,427,026)		162,796,043

	Shares	(Note 2)
EXCHANGE TRADED FUNDS (0.75%)

Utilities (0.75%)
Utilities (0.75%)
Invesco Senior Loan ETF	78,656	1,655,709

Total Utilities		1,655,709

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,662,395)		1,655,709
	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (5.45%)

U.S. Treasury Bonds (5.45%)
United States Treasury Bonds
4.00%, 02/15/2034	$105,000	$99,438
4.25%, 02/15/2054	2,946,000	2,697,892
4.50%, 03/31/2026	2,168,000	2,146,405
4.50%, 02/15/2044	2,976,000	2,826,270
4.75%, 11/15/2043	3,828,000	3,756,224
4.75%, 11/15/2053	445,000	442,845
Total U.S. Treasury Bonds		11,969,074

TOTAL GOVERNMENT BONDS
(Cost $12,384,377)		11,969,074

	Shares	Value (Note 2)
PREFERRED STOCK (3.48%)

Financials (3.48%)
Banks (1.59%)
Wells Fargo & Co., Series S, 5.900%(f)	3,500,000	3,493,940

Consumer Finance (0.80%)
American Express Co., 3.550%(f)	1,500,000	1,372,330
Synchrony Financial, 5Y US TI + 4.044%(a)(f)	15,000	376,950
		1,749,280

Diversified Banks (0.85%)
Barclays PLC, 5Y US TI + 5.672%(a)(f)	1,855,000	1,858,040

Financial Services (0.07%)
State Street Corp., Series I, 5Y US TI + 2.613%(a)(f)	153,000	153,511

Life Insurance (0.17%)
Jackson Financial, Inc., 8.000%(f)	14,620	382,752

Total Financials		7,637,523

TOTAL PREFERRED STOCK
(Cost $7,496,307)		7,637,523

See Notes to Financial Statements.

64 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statement of Investments	April 30, 2024 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.40%)
Money Market Fund (0.40%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.23%	879,531	$879,531

TOTAL SHORT TERM INVESTMENTS
(Cost $879,531)			879,531

TOTAL INVESTMENTS (100.44%)
(Cost $223,451,023)			$220,571,382

Liabilities In Excess Of Other Assets (-0.44%)			(966,906)

NET ASSETS (100.00%)			$219,604,476

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of April 30, 2024 was 5.33%

3M US SOFR - 3 Month SOFR as of April 30, 2024 was 5.33%

1D US SOFR - 1 Day SOFR as of April 30, 2024 was 5.34%

1M US SOFR- 1 Month SOFR as of April 30, 2024 was 5.32%

1Y US TI - 1 Year US TI as of April 30, 2024 was 5.25%

5Y US TI - 5 Year US TI as of April 30, 2024 was 4.72%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Issued with zero coupon.

(c)	Interest only security.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the aggregate market value of those securities was $109,718,644, representing 49.96% of net assets.

(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.

(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

65 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (62.97%)

Communications (5.19%)
Media (4.31%)
Alphabet, Inc., Class A	3,170	$516,013
Meta Platforms, Inc., Class A	747	321,337
Walt Disney Co.	2,184	242,642
		1,079,992

Telecommunications (0.88%)
AT&T, Inc.	13,095	221,175

Total Communications		1,301,167

Consumer Discretionary (6.88%)
Consumer Discretionary Products (0.86%)
NIKE, Inc., Class B	2,340	215,888

Consumer Discretionary Services (2.35%)
Carnival Corp.	9,875	146,348
Marriott International, Inc., Class A	924	218,184
McDonald's Corp.	822	224,439
		588,971

Retail & Whsle - Discretionary (3.67%)
Amazon.com, Inc.	2,950	516,250
Lowe's Cos., Inc.	1,066	243,037
O'Reilly Automotive, Inc.	160	162,122
		921,409
Total Consumer Discretionary		1,726,268

Consumer Staples (4.00%)
Consumer Staple Products (0.56%)
Campbell Soup Co.	3,055	139,644
Retail & Wholesale - Staples (3.44%)
Costco Wholesale Corp.	419	302,895
ITOCHU Corp., ADR	1,375	123,351
Target Corp.	771	124,116
Walmart, Inc.	5,295	314,258
		864,620

Total Consumer Staples		1,004,264

Energy (4.24%)
Oil & Gas (4.24%)
Baker Hughes Co.	4,890	159,512
BP PLC, Sponsored ADR	4,420	171,363
ConocoPhillips	3,335	418,943
Enbridge, Inc.	8,837	314,067
		1,063,885
	Shares	Value (Note 2)
Total Energy		1,063,885

Financials (7.56%)
Banking (3.64%)
JPMorgan Chase & Co.	3,150	$603,981
Wells Fargo & Co.	5,275	312,913
		916,894
Financial Services (3.92%)
American Express Co.	1,475	345,194
Goldman Sachs Group, Inc.	395	168,550
Intercontinental Exchange, Inc.	2,098	270,139
UBS Group AG	7,390	198,422
		982,305

Total Financials		1,899,199

Health Care (6.98%)
Health Care (6.98%)
Boston Scientific Corp.	3,010	216,329
HCA Healthcare, Inc.	980	303,624
IQVIA Holdings, Inc.	865	200,481
Pfizer, Inc.	4,670	119,645
Thermo Fisher Scientific, Inc.	549	312,227
UnitedHealth Group, Inc.	769	371,965
Vertex Pharmaceuticals, Inc.	582	228,616
		1,752,887

Total Health Care		1,752,887

Industrials (8.10%)
Industrial Products (6.33%)
Caterpillar, Inc.	919	307,470
Deere & Co.	630	246,588
Lockheed Martin Corp.	563	261,756
Schneider Electric SE, ADR	6,425	293,623
TE Connectivity, Ltd.	1,325	187,461
Trane Technologies PLC	915	290,366
		1,587,264
Industrial Services (1.77%)
Old Dominion Freight Line, Inc.	978	177,712
Waste Management, Inc.	1,275	265,226
		442,938

Total Industrials		2,030,202

Materials (1.97%)
Materials (1.97%)
Freeport-McMoRan, Inc.	3,645	182,031
Linde PLC	515	227,094
Norsk Hydro ASA, ADR	13,815	86,344
		495,469

See Notes to Financial Statements.

66 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Shares	Value (Note 2)
Total Materials		495,469

Real Estate (1.27%)
Real Estate (1.27%)
Equity LifeStyle Properties, Inc.	2,936	$177,011
Prologis, Inc.	1,395	142,360
		319,371

Total Real Estate		319,371

Technology (15.72%)
Software & Tech Services (8.11%)
Adobe, Inc.	412	190,686
DocuSign, Inc.	1,765	99,899
International Business Machines Corp.	1,095	181,989
Mastercard, Inc., Class A	741	334,339
Microsoft Corp.	1,784	694,564
Nice, Ltd., ADR	545	121,813
Salesforce, Inc.	405	108,921
Synopsys, Inc.	573	304,028
		2,036,239
Tech Hardware & Semiconductors (7.61%)
Apple, Inc.	2,152	366,550
Intel Corp.	3,925	119,595
Motorola Solutions, Inc.	600	203,490
NVIDIA Corp.	813	702,448
Taiwan Semiconductor
Manufacturing Co., Ltd., ADR	2,506	344,174
Texas Instruments, Inc.	1,008	177,831
		1,914,088

Total Technology		3,950,327

Utilities (1.06%)
Utilities (1.06%)
PPL Corp.	9,690	266,087

Total Utilities		266,087

TOTAL COMMON STOCKS
(Cost $11,380,421)		15,809,126

	Principal Amount	Value (Note 2)
BANK LOANS (0.08%)
	Principal Amount	Value (Note 2)
Pipeline (0.08%)
Buckeye Partners LP
1M US SOFR + 2.50%, 11/22/2030(a)	$21,000	$21,100

TOTAL BANK LOANS
(Cost $21,051)		21,100

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.66%)

Fannie Mae
Series 1997-10, Class FA, 30D US SOFR + 0.71%, 03/18/2027(a)	$2,177	$2,175
Series 1997-42, Class PK, 4.500%, 07/18/2027	4,072	3,961
Series 2002-21, Class FD, 30D US SOFR + 1.01%, 04/25/2032(a)	4,381	4,397
Series 2002-22, Class GC, 6.500%, 04/25/2032	5,853	5,948
Series 2002-58, Class PG, 6.000%, 09/25/2032	14,438	14,547
Series 2002-58, Class FG, 30D US SOFR + 1.11%, 08/25/2032(a)	5,170	5,221
Series 2003-117, Class KB, 6.000%, 12/25/2033	12,256	12,366
Series 2003-87, Class SL, 8.98% - 30D US SOFR, 07/25/2033(a)	28,233	26,746
Series 2004-60, Class JC, 5.500%, 04/25/2034	14,904	14,878
Series 2005-27, Class GH, 5.500%, 04/25/2035	90,000	89,040
Series 2007-104, Class ZE, 6.000%, 08/25/2037	14,191	14,190
Series 2007-22, Class A, 5.500%, 03/25/2037	6,568	6,592
Series 2007-55, Class PH, 6.000%, 06/25/2047	17,685	17,963
Series 2007-76, Class ZG, 6.000%, 08/25/2037	127,756	127,749
Series 2008-1, Class LF, 30D US SOFR + 0.81%, 05/25/2037(a)	15,239	15,233
Series 2008-22, Class DB, 5.000%, 04/25/2048	13,065	12,387
Series 2009-12, Class LC, 7.918%, 06/25/2037(a)	11,927	12,372
Series 2009-51, Class BZ, 4.500%, 07/25/2039	18,958	17,886

See Notes to Financial Statements.

67 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2010-61, Class WA, 5.982%, 06/25/2040(a)	$11,742	$11,714
Series 2010-98, Class BH, 5.500%, 09/25/2040	6,426	6,306
Series 2012-153, Class B, 7.000%, 07/25/2042	6,127	6,459
Series 2012-64, Class NA, 3.000%, 08/25/2041	468	464
Series 2013-18, Class MY, 3.000%, 03/25/2033	15,000	13,275
Series 2013-61, Class NY, 3.000%, 06/25/2033	35,000	28,849
Series 2014-21, Class MA, 2.000%, 09/25/2041	8,677	8,013
		478,731

Freddie Mac
Series 1996-1843, Class Z, 7.000%, 04/15/2026	42	42
Series 1999-2123, Class L, 6.500%, 01/15/2029	13,608	13,613
Series 2002-2538, Class FB, 30D US SOFR + 0.51%, 12/15/2032(a)	1,926	1,923
Series 2003-2696, Class DG, 5.500%, 10/15/2033	8,855	8,868
Series 2005-2977, Class AT, 4.500%, 05/15/2025	1,299	1,288
Series 2005-2993, Class TF, 30D US SOFR + 0.46%, 06/15/2025(a)	865	865
Series 2006-3174, Class LF, 30D US SOFR + 0.46%, 05/15/2036(a)	5,166	5,130
Series 2006-3239, Class EF, 30D US SOFR + 0.46%, 11/15/2036(a)	7,176	7,070
Series 2007-3298, Class Z, 6.000%, 04/15/2037	22,345	22,381
Series 2008-3409, Class DB, 6.000%, 01/15/2038	14,865	15,083
Series 2009-3572, Class KT, 4.500%, 09/15/2039	13,477	12,916
Series 2010-3645, Class WD, 4.500%, 02/15/2040	26,000	24,427
Series 2010-3699, Class LC, 4.000%, 03/15/2040	8,994	8,666
Series 2010-3721, Class FB, 30D US SOFR + 0.61%, 09/15/2040(a)	9,115	9,037
Series 2010-3759, Class PY, 4.000%, 11/15/2040	25,000	23,167
Series 2010-3770, Class JZ, 4.000%, 12/15/2040	22,371	20,945
Series 2011-3954, Class PG, 2.500%, 07/15/2041	18,143	16,745
	Principal Amount	Value (Note 2)
Series 2012-3987, Class LP, 3.500%, 01/15/2042	$26,000	$22,716
Series 2012-4032, Class AD, 2.000%, 10/15/2041	7,075	6,705
Series 2012-4043, Class PB, 1.500%, 05/15/2027	6,626	6,302
Series 2013-4226, Class GZ, 3.000%, 07/15/2043	11,676	10,072
Series 2015-4498, Class JA, 2.500%, 04/15/2037	26,829	23,989
		261,950

Ginnie Mae
Series 2003-52, Class AP, –%, 06/16/2033(b)	8,773	8,156
Series 2004-86, Class C, 5.500%, 10/20/2034	13,206	13,170
Series 2005-91, Class PD, 5.500%, 12/20/2035	8,494	8,470
Series 2007-70, Class FC, 1M US SOFR + 0.58%, 11/20/2037(a)	13,898	13,850
Series 2008-2, Class PC, 4.750%, 01/20/2038	6,145	5,934
Series 2008-46, Class FA, 1M US SOFR + 0.714%, 05/20/2038(a)	6,038	6,038
Series 2008-60, Class JP, 5.500%, 07/20/2038	44,655	44,486
Series 2009-104, Class KA, 4.500%, 08/16/2039	1,878	1,866
Series 2012-39, Class GA, 3.000%, 10/16/2040	5,545	5,237
Series 2013-149, Class BP, 3.500%, 10/20/2043	50,000	40,754
Series 2013-98, Class DM, 3.500%, 07/20/2042	2,429	2,402
Series 2015-91, Class NE, 3.000%, 10/20/2044	2,057	2,012
Series 2019-152, Class LC, 3.500%, 10/20/2049	2,350	2,083
Series 2019-162, Class GA, 3.000%, 10/20/2049	2,483	2,357
Series 2020-167, Class EC, 1.000%, 02/20/2049	6,543	4,977
Series 2020-5, Class LC, 3.500%, 10/20/2049	2,593	2,328
Series 2021-76, Class ND, 1.250%, 08/20/2050	7,745	5,759
Series 2023-57, Class CV, 5.000%, 04/20/2034	7,260	7,059
		176,938
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,033,998)		917,619

See Notes to Financial Statements.

68 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.07%)

Fannie Mae-Aces
Series 2014-M9, Class A2, 3.103%, 07/25/2024(a)	$17,798	$17,680

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $17,791)		17,680

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (3.60%)

Fannie Mae Pool
Series 2004-,
5.500%, 08/01/2034	23,809	23,470
5.500%, 11/01/2034	36,284	35,283
Series 2005-,
7.729%, 06/15/2034	10,122	10,456
Series 2007-,
5.500%, 08/01/2037	26,054	25,151
1Y US TI + 2.41%, 10/01/2035(a)	16,818	16,914
Series 2008-,
5.500%, 03/01/2038	32,331	32,069
5.500%, 05/01/2038	26,896	26,653
Series 2009-,
5.500%, 11/01/2039	26,817	25,939
Series 2012-AM0762,
3.290%, 09/01/2032	7,782	6,952
Series 2012-AM1671,
2.100%, 12/01/2027	20,826	19,645
Series 2014-,
3.500%, 11/01/2033	23,350	21,831
Series 2015-AM8645,
2.690%, 05/01/2027	20,153	18,808
Series 2015-AM8674,
2.810%, 04/01/2025	60,000	58,406
Series 2016-,
2.390%, 06/01/2025	71,184	68,708
Series 2017-,
3.000%, 10/01/2027	3,489	3,266
Series 2017-AN6670,
3.210%, 09/01/2027	28,263	26,431
Series 2019-,
3.340%, 05/01/2031	23,764	21,489
Series 2020-,
1.400%, 11/01/2032	55,000	41,185
		482,656

Freddie Mac Gold Pool
Series 2012-,
3.000%, 05/01/2032	26,083	24,286
	Principal Amount	Value (Note 2)
Freddie Mac Pool
Series 2023-,
4.750%, 01/01/2033	$69,050	$65,819

Ginnie Mae II Pool
Series 2009-,
5.000%, 10/20/2039	10,826	10,507
5.500%, 02/20/2039	20,267	19,937
Series 2010-,
4.000%, 12/20/2040	21,822	19,925
4.500%, 04/20/2040	98,608	92,603
4.500%, 08/20/2040	20,189	18,959
Series 2011-,
5.000%, 04/20/2041	24,610	23,851
Series 2012-,
3.500%, 05/20/2042	35,852	31,373
4.000%, 08/20/2042	58,866	53,617
Series 2022-,
3.000%, 12/20/2044	8,963	7,532
Series 2023-,
6.500%, 10/20/2053	52,413	53,561
		331,865
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $968,851)		904,626

	Principal Amount	Value (Note 2)
CORPORATE BONDS (13.72%)

Aerospace & Defense (1.27%)
BOEING CO BA
6.53%, 05/01/2034(c)	76,000	76,630
6.86%, 05/01/2054(c)	2,000	2,009
Boeing Co.
2.20%, 02/04/2026	70,000	65,320
3.95%, 08/01/2059	33,000	20,643
Howmet Aerospace, Inc.
3.00%, 01/15/2029	24,000	21,312
L3Harris Technologies, Inc.
5.35%, 06/01/2034	44,000	42,536
5.40%, 07/31/2033	26,000	25,336
RTX Corp.
6.10%, 03/15/2034	62,000	64,120
Total Aerospace & Defense		317,906

Airlines (0.35%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(c)	39,184	38,022
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(c)	13,181	13,333
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(c)	4,910	4,499

See Notes to Financial Statements.

69 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1 5.88%, 10/15/2027	$30,303	$30,254
Total Airlines		86,108

Automobiles Manufacturing (0.63%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	35,000	33,611
6.80%, 05/12/2028	42,000	42,873
General Motors Financial Co., Inc.
5.80%, 01/07/2029	23,000	22,953
6.10%, 01/07/2034	36,000	35,780
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(c)	22,000	22,595
Total Automobiles Manufacturing		157,812

Banks (0.53%)
Citizens Bank NA
1D US SOFR + 1.45%, 10/24/2025(a)	44,000	43,799
Goldman Sachs Bank USA
1D US SOFR + 0.78%, 03/18/2027(a)	10,000	9,938
Intesa Sanpaolo SpA
1Y US TI + 3.90%, 06/20/2054(a)(c)	15,000	15,381
Truist Financial Corp.
1D US SOFR + 2.36%, 06/08/2034(a)	20,000	19,632
Wells Fargo & Co.
1D US SOFR + 0.51%, 05/19/2025(a)	6,000	5,983
1D US SOFR + 2.02%, 04/24/2034(a)	41,000	39,527
Total Banks		134,260

Biotechnology (0.49%)
Amgen, Inc.
5.25%, 03/02/2033	42,000	41,102
5.51%, 03/02/2026	41,000	40,897
5.75%, 03/02/2063	43,000	41,111
Total Biotechnology		123,110

Cable & Satellite (0.16%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 06/01/2033(c)	22,000	16,563
Sirius XM Radio, Inc.
5.00%, 08/01/2027(c)	23,000	21,742
Total Cable & Satellite		38,305

Casinos & Gaming (0.53%)
Caesars Entertainment, Inc.
8.13%, 07/01/2027(c)	14,000	14,199
MGM Resorts International
6.75%, 05/01/2025	60,000	59,970
Penn Entertainment, Inc.
5.63%, 01/15/2027(c)	61,000	58,018
Total Casinos & Gaming		132,187
	Principal Amount	Value (Note 2)
Chemicals (0.21%)
Avient Corp.
5.75%, 05/15/2025(c)	$19,000	$18,923
Celanese US Holdings LLC
6.38%, 07/15/2032	34,000	34,383
Total Chemicals		53,306

Commercial Finance (0.22%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	55,000	55,406

Consumer Finance (0.48%)
Boost Newco Borrower LLC
7.50%, 01/15/2031(c)	19,000	19,623
Discover Financial Services
SOFRINDX + 3.37%, 11/02/2034(a)(d)	75,000	82,596
Fiserv, Inc.
5.60%, 03/02/2033	18,000	17,841
Total Consumer Finance		120,060

Design, Manufacturing & Distribution (0.02%)
Arrow Electronics, Inc.
5.88%, 04/10/2034	5,000	4,822

Diversified Banks (0.70%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	55,000	53,003
5Y US TI + 1.20%, 09/21/2036(a)	21,000	16,420
Citigroup, Inc.
1D US SOFR + 2.06%, 02/13/2035(a)	22,000	21,183
JPMorgan Chase & Co.
1D US SOFR + 0.93%, 04/22/2028(a)	12,000	11,993
1D US SOFR + 1.07%, 12/15/2025(a)	44,000	43,893
1D US SOFR + 1.62%, 01/23/2035(a)	30,000	29,093
Total Diversified Banks		175,585

Entertainment Resources (0.11%)
Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc.
6.63%, 05/01/2032(c)	11,000	10,964
Vail Resorts, Inc.
6.25%, 05/15/2025(c)	17,000	17,022
Total Entertainment Resources		27,986

Exploration & Production (0.61%)
Coterra Energy, Inc.
5.60%, 03/15/2034	46,000	44,998
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(c)	42,000	41,420
8.38%, 11/01/2033(c)	9,000	9,662

See Notes to Financial Statements.

70 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Occidental Petroleum Corp.
7.88%, 09/15/2031	$51,000	$56,654
Total Exploration & Production		152,734

Financial Services (0.98%)
Charles Schwab Corp.
1D US SOFR + 2.01%, 08/24/2034(a)	18,000	18,261
1D US SOFR + 2.50%, 05/19/2034(a)	20,000	19,924
SOFRINDX + 1.05%, 03/03/2027(a)(d)	28,000	28,248
Goldman Sachs Group, Inc.
1D US SOFR + 1.55%, 04/25/2035(a)	10,000	10,009
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co Sarl
6.75%, 03/15/2034(c)	10,000	10,209
7.25%, 11/15/2053(c)	30,000	30,869
Morgan Stanley
1D US SOFR + 0.53%, 05/30/2025(a)	17,000	16,921
1D US SOFR + 2.05%, 11/01/2034(a)	26,000	27,446
5Y US TI + 1.80%, 02/07/2039(a)	22,000	21,178
UBS Group AG
1D US SOFR + 3.92%, 08/12/2033(a)(c)	52,000	53,213
1Y US TI + 1.80%, 09/22/2029(a)(c)	7,000	7,106
1Y US TI + 2.00%, 09/22/2034(a)(c)	5,000	5,078
Total Financial Services		248,462

Food & Beverage (0.40%)
J M Smucker Co.
6.20%, 11/15/2033	24,000	24,803
JDE Peet's NV
0.80%, 09/24/2024(c)	16,000	15,643
Pilgrim's Pride Corp.
6.25%, 07/01/2033	43,000	42,811
6.88%, 05/15/2034	16,000	16,605
Total Food & Beverage		99,862

Government Agencies (0.03%)
Tennessee Valley Authority
2.22%, 05/01/2029(a)	387	8,344

Health Care Facilities & Services (0.25%)
Cardinal Health, Inc.
5.45%, 02/15/2034	21,000	20,592
HCA, Inc.
5.50%, 06/01/2033	30,000	29,154
6.00%, 04/01/2054	14,000	13,352
Total Health Care Facilities & Services		63,098

Industrial Other (0.39%)
Honeywell International, Inc.
5.00%, 03/01/2035	42,000	40,790
	Principal Amount	Value (Note 2)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	$42,000	$41,323
Quanta Services, Inc.
0.95%, 10/01/2024	19,000	18,609
Total Industrial Other		100,722

Integrated Oils (0.12%)
TotalEnergies Capital SA
5.15%, 04/05/2034	9,000	8,872
5.49%, 04/05/2054	23,000	22,396
Total Integrated Oils		31,268

Leisure Products Manufacturing (0.09%)
Polaris, Inc.
6.95%, 03/15/2029	20,000	20,855

Manufactured Goods (0.05%)
Chart Industries, Inc.
7.50%, 01/01/2030(c)	12,000	12,289

Medical Equipment & Devices Manufacturing (0.47%)
Revvity, Inc.
0.85%, 09/15/2024	23,000	22,578
Solventum Corp.
5.45%, 03/13/2031(c)	21,000	20,356
5.60%, 03/23/2034(c)	21,000	20,261
5.90%, 04/30/2054(c)	21,000	19,620
6.00%, 05/15/2064(c)	37,000	34,279
Total Medical Equipment & Devices Manufacturing		117,094

Pharmaceuticals (0.64%)
AbbVie, Inc.
5.05%, 03/15/2034	17,000	16,587
5.35%, 03/15/2044	13,000	12,580
Bristol-Myers Squibb Co.
5.20%, 02/22/2034	20,000	19,595
5.55%, 02/22/2054	38,000	36,701
6.25%, 11/15/2053	23,000	24,384
Pfizer Investment Enterprises Pte, Ltd.
4.75%, 05/19/2033	21,000	20,016
5.11%, 05/19/2043	32,000	29,806
Total Pharmaceuticals		159,669

Pipeline (1.54%)
Buckeye Partners LP
4.50%, 03/01/2028(c)	50,000	46,615
Energy Transfer LP
7.38%, 02/01/2031(c)	20,000	20,639
EnLink Midstream LLC
5.63%, 01/15/2028(c)	10,000	9,834
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(c)	63,000	50,042
4.32%, 12/30/2039(c)	62,000	43,348
Gray Oak Pipeline LLC
2.60%, 10/15/2025(c)	17,000	16,191
Midwest Connector Capital Co. LLC
4.63%, 04/01/2029(c)	22,000	20,923

See Notes to Financial Statements.

71 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	$91,000	$91,636
6.88%, 01/15/2029	46,000	46,864
TransCanada PipeLines, Ltd.
6.20%, 03/09/2026	38,000	38,003
Total Pipeline		384,095

Power Generation (0.38%)
Vistra Operations Co. LLC
5.13%, 05/13/2025(c)	39,000	38,448
5.50%, 09/01/2026(c)	33,000	32,235
6.00%, 04/15/2034(c)	5,000	4,864
6.95%, 10/15/2033(c)	19,000	19,815
Total Power Generation		95,362

Publishing & Broadcasting (0.23%)
Gray Television, Inc.
5.38%, 11/15/2031(c)	23,000	13,850
Nexstar Media, Inc.
4.75%, 11/01/2028(c)	25,000	22,219
5.63%, 07/15/2027(c)	24,000	22,588
Total Publishing & Broadcasting		58,657

Real Estate (0.24%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(c)	13,000	12,829
VICI Properties LP
5.13%, 05/15/2032	27,000	25,106
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(c)	22,000	21,660
Total Real Estate		59,595

Refining & Marketing (0.28%)
HF Sinclair Corp.
4.50%, 10/01/2030	45,000	41,286
5.00%, 02/01/2028(c)	8,000	7,678
5.88%, 04/01/2026	22,000	22,061
Total Refining & Marketing		71,025

Restaurants (0.02%)
Brinker International, Inc.
8.25%, 07/15/2030(c)	6,000	6,252

Retail - Consumer Discretionary (0.05%)
ERAC USA Finance LLC
5.20%, 10/30/2034(c)	13,000	12,561

Software & Services (0.45%)
CoStar Group, Inc.
2.80%, 07/15/2030(c)	54,000	44,856
Leidos, Inc.
5.75%, 03/15/2033	21,000	20,876
VMware LLC
2.20%, 08/15/2031	21,000	16,608
4.70%, 05/15/2030	32,000	30,365
	Principal Amount	Value (Note 2)
Total Software & Services		112,705

Transportation & Logistics (0.13%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	$40,642	$32,878

Travel & Lodging (0.08%)
Royal Caribbean Cruises, Ltd.
6.25%, 03/15/2032(c)	21,000	20,716

Utilities (0.38%)
American Water Capital Corp.
5.15%, 03/01/2034	21,000	20,363
National Rural Utilities Cooperative Finance Corp.
3M US SOFR + 3.17%, 04/30/2043(a)	23,000	22,938
5Y US TI + 3.53%, 09/15/2053(a)	22,000	22,423
Sempra
5Y US TI + 2.87%, 04/01/2052(a)	32,000	29,097
Total Utilities		94,821

Waste & Environment Services & Equipment (0.14%)
GFL Environmental, Inc.
5.13%, 12/15/2026(c)	36,000	35,096

Wireless Telecommunications Services (0.07%)
AT&T, Inc.
5.54%, 02/20/2026	18,000	17,955

TOTAL CORPORATE BONDS
(Cost $3,559,820)		3,442,968

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (11.48%)

U.S. Treasury Bonds (11.48%)
United States Treasury Bonds
4.00%, 02/15/2034	37,000	35,040
4.13%, 08/15/2053	222,000	198,863
4.25%, 02/15/2054	401,000	367,228
4.50%, 02/15/2044	521,000	494,788
4.75%, 11/15/2043	302,000	296,338
4.75%, 11/15/2053	355,000	353,280
United States Treasury Notes
4.00%, 01/15/2027	130,000	127,027
4.50%, 03/31/2026	86,000	85,143
4.75%, 07/31/2025	90,000	89,532
4.88%, 11/30/2025	351,000	349,574
5.00%, 08/31/2025	90,000	89,779
5.00%, 09/30/2025	245,000	244,416
5.00%, 10/31/2025	150,000	149,672

See Notes to Financial Statements.

72 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	April 30, 2024 (Unaudited)

	Principal Amount	Value (Note 2)
Total U.S. Treasury Bonds		2,880,680

TOTAL GOVERNMENT BONDS
(Cost $2,934,826)		$2,880,680

	Shares	Value (Note 2)
PREFERRED STOCK (0.63%)

Energy (0.06%)
Pipeline (0.06%)
Energy Transfer LP, Series F, 6.750%(e)	15,000	14,696
Total Energy		14,696

Financials (0.57%)
Banks (0.22%)
Huntington Bancshares, Inc., Series J, 6.875%(e)	1,037	25,759
Wells Fargo & Co., Series S, 5.900%(e)	30,000	29,948
		55,707
Consumer Finance (0.20%)
Ally Financial, Inc., Series C, 4.700%(e)	18,000	13,974
American Express Co., 3.550%(e)	26,000	23,787
Synchrony Financial, 5Y US TI + 4.044%(a)(e)	500	12,565
		50,326
Financial Services (0.09%)
Goldman Sachs Group, Inc., Series X, 5Y US TI + 2.81%(a)(e)	17,000	17,228
State Street Corp., Series I, 5Y US TI + 2.613%(a)(e)	5,000	5,017
		22,245
Life Insurance (0.06%)
Jackson Financial, Inc., 8.000%(e)	591	15,472
Total Financials		143,750

TOTAL PREFERRED STOCK
(Cost $160,463)		158,446
	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.64%)
Money Market Fund (3.64%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5.23%	200,362	$200,362
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.25%	713,721	713,721

TOTAL SHORT TERM INVESTMENTS
(Cost $914,083)			914,083

TOTAL INVESTMENTS (99.85%)
(Cost $20,991,304)			$25,066,328

Other Assets In Excess Of Liabilities (0.15%)			37,336

NET ASSETS (100.00%)			$25,103,664

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

SOFRINDX - Secured Overnight Financing Rate Index

TI – Treasury Index

Reference Rates:

30D US SOFR - 30 Day SOFR as of April 30, 2024 was 5.33%

1D US SOFR - 1 Day SOFR as of April 30, 2024 was 5.34%

1M US SOFR- 1 Month SOFR as of April 30, 2024 was 5.32%

1Y US TI - 1 Year US TI as of April 30, 2024 was 5.25%

5Y US TI - 5 Year US TI as of April 30, 2024 was 4.72%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024, the aggregate market value of those securities was $1,152,787, representing 4.59% of net assets.
(d)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(e)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

73 | April 30, 2024

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2024 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$570,559,902	$2,848,160,775	$220,571,382	$25,066,328
Cash	–	317,879	–	–
Receivable for investments sold	9,441,830	33,333,923	4,027,894	97,249
Receivable for shares sold	686,917	5,098,275	91,238	14,070
Interest receivable	5,734,626	31,712,495	3,318,871	110,656
Receivable due from advisor	–	–	–	2,085
Prepaid expenses and other assets	40,932	58,908	25,875	25,942
Total Assets	586,464,207	2,918,682,255	228,035,260	25,316,330
LIABILITIES
Payable for investments purchased	12,245,462	77,949,114	8,189,538	149,089
Payable for shares redeemed	404,527	1,460,551	50,141	14,920
Investment advisory fees payable	137,887	955,846	120,340	–
Administration and transfer agency fees payable	99,000	309,962	32,939	29,374
Distribution and services fees payable	11,165	24,307	1,007	1,662
Trustees' fees and expenses payable	1,854	–	107	–
Professional fees payable	13,773	33,885	11,365	11,042
Custody fees payable	6,115	30,668	7,726	4,889
Accrued expenses and other liabilities	19,807	100,975	17,621	1,690
Total Liabilities	12,939,590	80,865,308	8,430,784	212,666
NET ASSETS	$573,524,617	$2,837,816,947	$219,604,476	$25,103,664
NET ASSETS CONSIST OF
Paid-in capital	$602,751,753	$3,167,103,107	$262,928,010	$22,607,538
Total distributable earnings/(accumulated losses)	(29,227,136)	(329,286,160)	(43,323,534)	2,496,126
NET ASSETS	$573,524,617	$2,837,816,947	$219,604,476	$25,103,664
INVESTMENTS, AT COST	$574,522,714	$2,929,601,701	$223,451,023	$20,991,304

See Notes to Financial Statements.

74 | April 30, 2024

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2024 (Unaudited)

	ALPS | Smith Short Duration Bond Fund		ALPS | Smith Total Return Bond Fund		ALPS | Smith Credit Opportunities Fund		ALPS | Smith Balanced Opportunity Fund
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.09		$9.37		$9.00		$12.10
Net Assets	$18,862,890		$35,480,726		$318,720		$661,443
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,870,320		3,787,265		35,406		54,677
Class A:
Net Asset Value, offering and redemption price per share	$10.09		$9.37		$8.96		$12.10
Net Assets	$10,061,799		$36,518,167		$1,198,792		$1,209,602
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	997,595		3,897,436		133,781		100,003
Maximum offering price per share	$10.32	(a)	$9.59	(a)	$9.17	(a)	$12.51	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$10.04		$9.35		$8.95		$12.03
Net Assets	$2,377,975		$4,301,791		$447,748		$604,666
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	236,909		460,234		50,000		50,254
Class I:
Net Asset Value, offering and redemption price per share	$10.09		$9.36		$8.96		$12.09
Net Assets	$542,221,953		$2,761,516,263		$217,639,216		$22,627,953
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,746,427		294,995,208		24,283,787		1,871,283

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.

(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.

(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

75 | April 30, 2024

ALPS | Smith Funds

Statements of Operations	For the Six Months Ended April 30, 2024 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
INVESTMENT INCOME
Dividends	$335,969	$2,202,803	$487,755	$113,795
Foreign taxes withheld on dividends	–	–	–	(2,184)
Interest	14,028,588	68,574,793	7,038,293	208,495
Total Investment Income	14,364,557	70,777,596	7,526,048	320,106

EXPENSES
Investment advisory fees	1,074,176	7,526,646	852,703	82,434
Administrative fees	257,977	1,286,304	122,635	43,351
Transfer agency fees	212,505	802,865	57,405	17,133
Distribution and service fees
Investor Class	26,467	43,119	425	817
Class A	16,041	35,465	1,554	1,628
Class C	11,709	23,340	2,241	2,946
Professional fees	15,459	35,241	11,827	11,095
Reports to shareholders and printing fees	13,743	42,251	2,245	885
State registration fees	32,541	85,513	31,791	30,437
Insurance fees	4,337	18,983	1,508	188
Custody fees	14,184	49,636	10,062	6,476
Trustees' fees and expenses	26,769	104,205	9,506	949
Miscellaneous expenses	9,070	19,668	5,834	4,901
Total Expenses	1,714,978	10,073,236	1,109,736	203,240
Less fees waived/reimbursed by investment advisor (Note 6)
Investor Class	(5,081)	(12,107)	(56)	(2,314)
Class A	(902)	(10,537)	(167)	(4,214)
Class C	(359)	(2,316)	(59)	(2,105)
Class I	(212,796)	(1,789,421)	(81,846)	(88,992)
Net Expenses	1,495,840	8,258,855	1,027,608	105,615
Net Investment Income	12,868,717	62,518,741	6,498,440	214,491
Net realized gain/(loss) on investments	(40,142)	(22,390,341)	723,134	111,359
Net realized gain on foreign currency transactions	–	–	–	46
Net Realized Gain/(Loss)	(40,142)	(22,390,341)	723,134	111,405
Net change in unrealized appreciation on investments	6,232,525	103,803,247	10,610,860	2,848,202
Net Change in Unrealized Appreciation	6,232,525	103,803,247	10,610,860	2,848,202
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,192,383	81,412,906	11,333,994	2,959,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,061,100	$143,931,647	$17,832,434	$3,174,098

See Notes to Financial Statements.

76 | April 30, 2024

ALPS | Smith Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$12,868,717	$25,402,606
Net realized loss	(40,142)	(16,316,787)
Net change in unrealized appreciation	6,232,525	17,314,947
Net Increase in Net Assets Resulting from Operations	19,061,100	26,400,766

DISTRIBUTIONS
From distributable earnings
Investor Class	(371,934)	(614,727)
Class A	(256,333)	(394,923)
Class C	(40,596)	(81,323)
Class I	(12,289,640)	(24,615,362)
Net Decrease in Net Assets from Distributions	(12,958,503)	(25,706,335)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	3,928,083	9,842,783
Class A	11,297,257	10,699,745
Class C	369,364	778,411
Class I	138,314,773	377,223,916
Dividends reinvested
Investor Class	339,449	532,979
Class A	215,726	295,928
Class C	20,931	52,561
Class I	8,280,719	15,189,435
Shares redeemed, net of redemption fees
Investor Class	(3,067,190)	(12,149,072)
Class A	(12,293,225)	(15,687,648)
Class C	(358,462)	(2,306,778)
Class I	(186,048,060)	(542,271,611)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(39,000,635)	(157,799,351)

Net decrease in net assets	(32,898,038)	(157,104,920)

NET ASSETS
Beginning of period	606,422,655	763,527,575
End of period	$573,524,617	$606,422,655

See Notes to Financial Statements.

77 | April 30, 2024

ALPS | Smith Total Return Bond Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$62,518,741	$80,836,198
Net realized loss	(22,390,341)	(110,434,356)
Net change in unrealized appreciation	103,803,247	9,159,506
Net Increase/(Decrease) in Net Assets Resulting from Operations	143,931,647	(20,438,652)

DISTRIBUTIONS
From distributable earnings
Investor Class	(642,925)	(603,888)
Class A	(574,286)	(791,155)
Class C	(82,413)	(141,367)
Class I	(61,775,951)	(80,857,579)
Net Decrease in Net Assets from Distributions	(63,075,575)	(82,393,989)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	14,868,243	23,600,092
Class A	22,919,803	13,727,289
Class C	661,673	1,634,038
Class I	998,485,261	1,373,671,577
Dividends reinvested
Investor Class	633,741	595,288
Class A	516,214	723,544
Class C	67,066	117,024
Class I	48,581,540	60,335,657
Shares redeemed, net of redemption fees
Investor Class	(2,765,721)	(5,013,925)
Class A	(9,677,559)	(7,262,227)
Class C	(1,056,901)	(1,351,913)
Class I	(645,667,453)	(666,482,352)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	427,565,907	794,294,092

Net increase in net assets	508,421,979	691,461,451

NET ASSETS
Beginning of period	2,329,394,968	1,637,933,517
End of period	$2,837,816,947	$2,329,394,968

See Notes to Financial Statements.

78 | April 30, 2024

ALPS | Smith Credit Opportunities Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$6,498,440	$12,080,326
Net realized gain/(loss)	723,134	(22,017,161)
Net change in unrealized appreciation	10,610,860	15,894,744
Net Increase in Net Assets Resulting from Operations	17,832,434	5,957,909

DISTRIBUTIONS
From distributable earnings
Investor Class	(8,903)	(40,695)
Class A	(31,690)	(57,183)
Class C	(10,938)	(23,390)
Class I	(6,499,457)	(12,004,465)
Net Decrease in Net Assets from Distributions	(6,550,988)	(12,125,733)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	–	63,719
Class A	168,673	258,892
Class C	–	26,647
Class I	40,229,535	60,166,070
Dividends reinvested
Investor Class	8,903	40,695
Class A	4,442	11,528
Class I	5,293,292	9,192,659
Shares redeemed
Investor Class	(23,408)	(5,955,982)
Class A	(231,426)	(113,345)
Class C	–	(201,093)
Class I	(52,773,223)	(133,782,469)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,323,212)	(70,292,679)

Net increase/(decrease) in net assets	3,958,234	(76,460,503)

NET ASSETS
Beginning of period	215,646,242	292,106,745
End of period	$219,604,476	$215,646,242

See Notes to Financial Statements.

79 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
OPERATIONS
Net investment income	$214,491	$415,777
Net realized gain/(loss)	111,405	(142,874)
Net change in unrealized appreciation	2,848,202	1,143,221
Net Increase in Net Assets Resulting from Operations	3,174,098	1,416,124

DISTRIBUTIONS
From distributable earnings
Investor Class	(5,312)	(11,437)
Class A	(9,506)	(17,999)
Class C	(2,707)	(5,145)
Class I	(201,625)	(398,778)
Net Decrease in Net Assets from Distributions	(219,150)	(433,359)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	513	20,506
Class A	–	6,422
Class I	4,021,205	6,444,319
Dividends reinvested
Investor Class	483	2,260
Class A	–	103
Class C	14	84
Class I	176,098	346,445
Shares redeemed
Investor Class	(6,270)	(115,047)
Class A	–	(47,835)
Class C	–	(14,000)
Class I	(2,199,149)	(13,884,987)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	1,992,894	(7,241,730)

Net increase/(decrease) in net assets	4,947,842	(6,258,965)

NET ASSETS
Beginning of period	20,155,822	26,414,787
End of period	$25,103,664	$20,155,822

See Notes to Financial Statements.

80 | April 30, 2024

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98		$9.98	$10.57	$10.62	$10.25	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.33	0.14	0.05	0.11	0.23
Net realized and unrealized gain/(loss)	0.11		–	(0.59)	0.03	0.48	0.27
Total from investment operations	0.32		0.33	(0.45)	0.08	0.59	0.50

DISTRIBUTIONS:
From net investment income	(0.21)		(0.33)	(0.11)	(0.05)	(0.14)	(0.22)
From net realized gains	–		–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.21)		(0.33)	(0.14)	(0.13)	(0.22)	(0.23)

Net increase/(decrease) in net asset value	0.11		–	(0.59)	(0.05)	0.37	0.27
Net asset value, end of period	$10.09		$9.98	$9.98	$10.57	$10.62	$10.25
TOTAL RETURN(b)	3.20%		3.39%	(4.31)%	0.77%	5.85%	5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,863		$17,484	$19,227	$10,194	$9,100	$519
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.84	%(c)	0.83%	0.84%	0.90%	0.95%	1.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78	%(c)	0.78%	0.78%	0.76%	0.78%	0.76%
Ratio of net investment income to average net assets	4.10	%(c)	3.23%	1.41%	0.51%	1.02%	2.22%
Portfolio turnover rate(d)	74%		134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

81 | April 30, 2024

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98		$9.98	$10.56	$10.61	$10.24	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.32	0.11	0.05	0.12	0.22
Net realized and unrealized gain/(loss)	0.11		0.02	(0.55)	0.03	0.47	0.27
Total from investment operations	0.32		0.34	(0.44)	0.08	0.59	0.49

DISTRIBUTIONS:
From net investment income	(0.21)		(0.34)	(0.11)	(0.05)	(0.14)	(0.22)
From net realized gains	–		–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.21)		(0.34)	(0.14)	(0.13)	(0.22)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	–	0.00 (b)
Net increase/(decrease) in net asset value	0.11		–	(0.58)	(0.05)	0.37	0.26
Net asset value, end of period	$10.09		$9.98	$9.98	$10.56	$10.61	$10.24
TOTAL RETURN(c)	3.20%		3.42%	(4.19)%	0.77%	5.84%	4.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,062		$10,778	$15,429	$16,868	$3,702	$471
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.77	%(d)	0.75%	0.79%	0.84%	0.94%	1.09%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)	0.75%	0.74%	0.76%	0.77%	0.74%
Ratio of net investment income to average net assets	4.16	%(d)	3.22%	1.08%	0.51%	1.10%	2.17%
Portfolio turnover rate(e)	74%		134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

82 | April 30, 2024

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.94		$9.93	$10.53	$10.61		$10.24	$9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.17		0.25	0.04	(0.02)		0.05	0.15
Net realized and unrealized gain/(loss)	0.10		0.02	(0.56)	0.02		0.47	0.27
Total from investment operations	0.27		0.27	(0.52)	–		0.52	0.42

DISTRIBUTIONS:
From net investment income	(0.17)		(0.26)	(0.05)	(0.00	)(b)	(0.07)	(0.15)
From net realized gains	–		–	(0.03)	(0.08)		(0.08)	(0.01)
Total distributions	(0.17)		(0.26)	(0.08)	(0.08)		(0.15)	(0.16)

Net increase/(decrease) in net asset value	0.10		0.01	(0.60)	(0.08)		0.37	0.26
Net asset value, end of period	$10.04		$9.94	$9.93	$10.53		$10.61	$10.24
TOTAL RETURN(c)	2.76%		2.77%	(5.01)%	(0.01)%		5.10%	4.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,378		$2,321	$3,784	$3,472		$2,193	$497
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.52	%(d)	1.53%	1.53%	1.55%		1.67%	1.83%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49	%(d)	1.49%	1.49%	1.49%		1.49%	1.49%
Ratio of net investment income/(loss) to average net assets	3.39	%(d)	2.46%	0.43%	(0.22)%		0.46%	1.48%
Portfolio turnover rate(e)	74%		134%	99%	165%		457%	639%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

83 | April 30, 2024

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.98		$9.98	$10.57	$10.62	$10.25	$9.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.35	0.15	0.08	0.16	0.25
Net realized and unrealized gain/(loss)	0.11		0.01	(0.57)	0.03	0.46	0.26
Total from investment operations	0.33		0.36	(0.42)	0.11	0.62	0.51

DISTRIBUTIONS:
From net investment income	(0.22)		(0.36)	(0.14)	(0.08)	(0.17)	(0.25)
From net realized gains	–		–	(0.03)	(0.08)	(0.08)	(0.01)
Total distributions	(0.22)		(0.36)	(0.17)	(0.16)	(0.25)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	0.00 (b)	0.01
Net increase/(decrease) in net asset value	0.11		–	(0.59)	(0.05)	0.37	0.26
Net asset value, end of period	$10.09		$9.98	$9.98	$10.57	$10.62	$10.25
TOTAL RETURN(c)	3.36%		3.69%	(4.03)%	1.05%	6.12%	5.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$542,222		$575,840	$725,087	$492,215	$166,817	$44,916
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.57	%(d)	0.56%	0.56%	0.58%	0.70%	0.82%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	4.39	%(d)	3.52%	1.47%	0.77%	1.52%	2.46%
Portfolio turnover rate(e)	74%		134%	99%	165%	457%	639%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84 | April 30, 2024

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.02		$9.34	$11.23		$11.46	$10.99	$10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.36	0.22		0.18	0.19	0.22
Net realized and unrealized gain/(loss)	0.35		(0.33)	(1.85)		(0.03)	0.57	0.95
Total from investment operations	0.55		0.03	(1.63)		0.15	0.76	1.17

DISTRIBUTIONS:
From net investment income	(0.20)		(0.35)	(0.26)		(0.19)	(0.19)	(0.21)
From net realized gains	–		–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–		–	(0.00	)(b)	–	–	–
Total distributions	(0.20)		(0.35)	(0.26)		(0.38)	(0.29)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.35		(0.32)	(1.89)		(0.23)	0.47	0.94
Net asset value, end of period	$9.37		$9.02	$9.34		$11.23	$11.46	$10.99
TOTAL RETURN(c)	6.10%		0.23%	(14.73)%		1.26%	6.95%	11.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,481		$22,228	$4,252		$9,605	$10,109	$4,121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96	%(d)	0.96%	0.97%		0.98%	1.01%	1.07%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	0.88	%(d)	0.90%	0.93%		0.95%	0.96%	0.96%
Ratio of net investment income to average net assets	4.25	%(d)	3.78%	2.14%		1.55%	1.66%	2.05%
Portfolio turnover rate(f)	66%		133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85 | April 30, 2024

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.02		$9.34	$11.23		$11.46	$10.99	$10.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.35	0.22		0.18	0.19	0.21
Net realized and unrealized gain/(loss)	0.35		(0.32)	(1.85)		(0.03)	0.57	0.97
Total from investment operations	0.55		0.03	(1.63)		0.15	0.76	1.18

DISTRIBUTIONS:
From net investment income	(0.20)		(0.35)	(0.26)		(0.19)	(0.19)	(0.22)
From net realized gains	–		–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–		–	(0.00	)(b)	–	–	–
Total distributions	(0.20)		(0.35)	(0.26)		(0.38)	(0.29)	(0.24)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.35		(0.32)	(1.89)		(0.23)	0.47	0.94
Net asset value, end of period	$9.37		$9.02	$9.34		$11.23	$11.46	$10.99
TOTAL RETURN(c)	6.10%		0.21%	(14.62)%		1.27%	6.96%	11.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,518		$22,153	$16,024		$27,342	$15,016	$7,929
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.94	%(d)	0.97%	0.96%		0.97%	0.99%	1.05%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	0.86	%(d)	0.92%	0.92%		0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	4.27	%(d)	3.69%	2.14%		1.57%	1.66%	1.91%
Portfolio turnover rate(f)	66%		133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86 | April 30, 2024

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.00		$9.32	$11.21		$11.44	$10.97	$10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.28	0.15		0.09	0.11	0.13
Net realized and unrealized gain/(loss)	0.35		(0.32)	(1.86)		(0.02)	0.57	0.97
Total from investment operations	0.52		(0.04)	(1.71)		0.07	0.68	1.10

DISTRIBUTIONS:
From net investment income	(0.17)		(0.28)	(0.18)		(0.11)	(0.11)	(0.15)
From net realized gains	–		–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–		–	(0.00	)(b)	–	–	–
Total distributions	(0.17)		(0.28)	(0.18)		(0.30)	(0.21)	(0.17)

Net increase/(decrease) in net asset value	0.35		(0.32)	(1.89)		(0.23)	0.47	0.93
Net asset value, end of period	$9.35		$9.00	$9.32		$11.21	$11.44	$10.97
TOTAL RETURN(c)	5.74%		(0.49)%	(15.36)%		0.55%	6.23%	10.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,302		$4,451	$4,223		$7,184	$6,508	$1,727
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.69	%(d)	1.70%	1.71%		1.71%	1.72%	1.79%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.59	%(d)	1.63%	1.64%		1.66%	1.67%	1.67%
Ratio of net investment income to average net assets	3.53	%(d)	2.93%	1.42%		0.83%	0.94%	1.20%
Portfolio turnover rate(f)	66%		133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87 | April 30, 2024

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Net asset value, beginning of period	$9.01		$9.34	$11.22		$11.46	$10.99	$10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.38	0.25		0.21	0.22	0.24
Net realized and unrealized gain/(loss)	0.36		(0.33)	(1.84)		(0.04)	0.57	0.97
Total from investment operations	0.57		0.05	(1.59)		0.17	0.79	1.21

DISTRIBUTIONS:
From net investment income	(0.22)		(0.38)	(0.29)		(0.22)	(0.22)	(0.24)
From net realized gains	–		–	–		(0.19)	(0.10)	(0.02)
From tax return of capital	–		–	(0.00	)(b)	–	–	–
Total distributions	(0.22)		(0.38)	(0.29)		(0.41)	(0.32)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–		–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.35		(0.33)	(1.88)		(0.24)	0.47	0.95
Net asset value, end of period	$9.36		$9.01	$9.34		$11.22	$11.46	$10.99
TOTAL RETURN(c)	6.26%		0.40%	(14.40)%		1.47%	7.26%	12.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,761,516		$2,280,563	$1,613,435		$1,738,746	$1,331,786	$365,930
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.72	%(d)	0.74%	0.73%		0.73%	0.72%	0.76%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	0.59	%(d)	0.63%	0.64%		0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	4.53	%(d)	3.98%	2.46%		1.84%	1.94%	2.22%
Portfolio turnover rate(f)	66%		133%	179%		178%	360%	489%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Effective September 1, 2023, the Adviser agreed to limit expenses to 0.59%. Prior to September 1, 2023, the Adviser agreed to limit expenses to 0.64%.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88 | April 30, 2024

ALPS | Smith Credit Opportunities Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023		For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.55		$8.82		$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.44		0.33		0.25	0.02
Net realized and unrealized gain/(loss)	0.45		(0.26)		(1.59)		0.51	(0.04)
Total from investment operations	0.70		0.18		(1.26)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.25)		(0.45)		(0.33)		(0.25)	(0.02)
From net realized gains	–		–		(0.04)		(0.02)	–
From tax return of capital	–		–		(0.00	)(b)	–	–
Total distributions	(0.25)		(0.45)		(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.45		0.27		(1.63)		0.49	(0.04)
Net asset value, end of period	$9.00		$8.55		$8.82		$10.45	$9.96
TOTAL RETURN(c)	8.22%		2.01%		(12.28)%		7.63%	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$319		$316		$6,155		$6,869	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.20	%(d)	0.90	%(e)	1.17%		1.25%	2.36	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.16	%(d)	0.89%		1.17%		1.19%	1.20	%(d)
Ratio of net investment income to average net assets	5.46	%(d)	4.93%		3.44%		2.35%	1.37	%(d)
Portfolio turnover rate(f)	95%		176%		187%		211%	66%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	According to the Fund's shareholder services plan with respect to the Fund's Investor Class shares, any amount of fees accrued according to the plan, but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89 | April 30, 2024

ALPS | Smith Credit Opportunities Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.51		$8.83	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.44	0.33		0.25	0.02
Net realized and unrealized gain/(loss)	0.46		(0.32)	(1.58)		0.51	(0.04)
Total from investment operations	0.70		0.12	(1.25)		0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.25)		(0.44)	(0.33)		(0.25)	(0.02)
From net realized gains	–		–	(0.04)		(0.02)	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.25)		(0.44)	(0.37)		(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.45		(0.32)	(1.62)		0.49	(0.04)
Net asset value, end of period	$8.96		$8.51	$8.83		$10.45	$9.96
TOTAL RETURN(c)	8.24%		1.28%	(12.18)%		7.65%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,199		$1,200	$1,088		$1,217	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.20	%(d)	1.16%	1.16%		1.26%	2.38	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.17	%(d)	1.13%	1.16%		1.16%	1.20	%(d)
Ratio of net investment income to average net assets	5.46	%(d)	4.96%	3.45%		2.41%	1.33	%(d)
Portfolio turnover rate(e)	95%		176%	187%		211%	66%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90 | April 30, 2024

ALPS | Smith Credit Opportunities Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.51		$8.82	$10.45		$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.37	0.26		0.17	0.01
Net realized and unrealized gain/(loss)	0.45		(0.31)	(1.59)		0.52	(0.04)
Total from investment operations	0.66		0.06	(1.33)		0.69	(0.03)

DISTRIBUTIONS:
From net investment income	(0.22)		(0.37)	(0.26)		(0.18)	(0.01)
From net realized gains	–		–	(0.04)		(0.02)	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.22)		(0.37)	(0.30)		(0.19)	(0.01)

Net increase/(decrease) in net asset value	0.44		(0.31)	(1.63)		0.49	(0.04)
Net asset value, end of period	$8.95		$8.51	$8.82		$10.45	$9.96
TOTAL RETURN(c)	7.75%		0.65%	(12.91)%		6.88%	(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$448		$425	$617		$682	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.93	%(d)	1.93%	1.90%		2.00%	3.09	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(d)	1.90%	1.90%		1.90%	1.90	%(d)
Ratio of net investment income to average net assets	4.72	%(d)	4.17%	2.71%		1.67%	0.63	%(d)
Portfolio turnover rate(e)	95%		176%	187%		211%	66%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91 | April 30, 2024

ALPS | Smith Credit Opportunities Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$8.51		$8.83	$10.45		$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.46	0.35		0.28	0.02
Net realized and unrealized gain/(loss)	0.45		(0.32)	(1.57)		0.50	(0.03)
Total from investment operations	0.71		0.14	(1.22)		0.78	(0.01)

DISTRIBUTIONS:
From net investment income	(0.26)		(0.46)	(0.36)		(0.28)	(0.02)
From net realized gains	–		–	(0.04)		(0.02)	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.26)		(0.46)	(0.40)		(0.30)	(0.02)

Net increase/(decrease) in net asset value	0.45		(0.32)	(1.62)		0.48	(0.03)
Net asset value, end of period	$8.96		$8.51	$8.83		$10.45	$9.97
TOTAL RETURN(c)	8.40%		1.55%	(11.94)%		7.83%	(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$217,639		$213,705	$284,247		$298,535	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.97	%(d)	0.96%	0.93%		1.03%	1.86	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(d)	0.90%	0.90%		0.90%	0.90	%(d)
Ratio of net investment income to average net assets	5.72	%(d)	5.17%	3.70%		2.66%	1.79	%(d)
Portfolio turnover rate(e)	95%		176%	187%		211%	66%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

92 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.56		$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.17	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	1.54		0.35	(1.94)		2.32	(0.12)
Total from investment operations	1.64		0.52	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.18)	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–		–	(0.02)		–	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.10)		(0.18)	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	1.54		0.34	(1.97)		2.31	(0.12)
Net asset value, end of period	$12.10		$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	15.52%		5.09%	(15.17)%		23.95%	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$661		$582	$651		$784	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.82	%(d)	1.82%	1.56%		1.67%	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.10	%(d)	1.09%	1.12%		1.12%	1.15	%(d)
Ratio of net investment income to average net assets	1.62	%(d)	1.60%	0.86%		0.38%	0.25	%(d)
Portfolio turnover rate(e)	34%		74%	108%		126%	26%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

93 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.56		$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.17	0.10		0.04	0.00	(b)
Net realized and unrealized gain/(loss)	1.55		0.35	(1.94)		2.32	(0.12)
Total from investment operations	1.64		0.52	(1.84)		2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.18)	(0.11)		(0.05)	(0.00	)(b)
From net realized gains	–		–	(0.02)		–	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.10)		(0.18)	(0.13)		(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	1.54		0.34	(1.97)		2.31	(0.12)
Net asset value, end of period	$12.10		$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	15.50%		5.06%	(15.16)%		23.96%	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,210		$1,056	$1,063		$1,219	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.84	%(d)	1.87%	1.56%		1.66%	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.13	%(d)	1.12%	1.11%		1.11%	1.15	%(d)
Ratio of net investment income to average net assets	1.60	%(d)	1.57%	0.87%		0.39%	0.26	%(d)
Portfolio turnover rate(e)	34%		74%	108%		126%	26%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

94 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.51		$10.17	$12.14		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.05		0.09	0.01		(0.04)	(0.01)
Net realized and unrealized gain/(loss)	1.52		0.35	(1.92)		2.31	(0.11)
Total from investment operations	1.57		0.44	(1.91)		2.27	(0.12)

DISTRIBUTIONS:
From net investment income	(0.05)		(0.10)	(0.04)		(0.01)	–
From net realized gains	–		–	(0.02)		–	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.05)		(0.10)	(0.06)		(0.01)	–

Net increase/(decrease) in net asset value	1.52		0.34	(1.97)		2.26	(0.12)
Net asset value, end of period	$12.03		$10.51	$10.17		$12.14	$9.88
TOTAL RETURN(c)	14.99%		4.32%	(15.81)%		22.93%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$605		$528	$524		$607	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.56	%(d)	2.60%	2.30%		2.40%	3.73	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85	%(d)	1.85%	1.85%		1.85%	1.85	%(d)
Ratio of net investment income/(loss) to average net assets	0.87	%(d)	0.84%	0.13%		(0.35)%	(0.44	)%(d)
Portfolio turnover rate(e)	34%		74%	108%		126%	26%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

95 | April 30, 2024

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.56		$10.22	$12.19		$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.20	0.12		0.08	0.01
Net realized and unrealized gain/(loss)	1.53		0.35	(1.93)		2.31	(0.12)
Total from investment operations	1.64		0.55	(1.81)		2.39	(0.11)

DISTRIBUTIONS:
From net investment income	(0.11)		(0.21)	(0.14)		(0.08)	(0.01)
From net realized gains	–		–	(0.02)		–	–
From tax return of capital	–		–	(0.00	)(b)	–	–
Total distributions	(0.11)		(0.21)	(0.16)		(0.08)	(0.01)

Net increase/(decrease) in net asset value	1.53		0.34	(1.97)		2.31	(0.12)
Net asset value, end of period	$12.09		$10.56	$10.22		$12.19	$9.88
TOTAL RETURN(c)	15.58%		5.37%	(14.93)%		24.28%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,628		$17,990	$24,176		$37,410	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.69	%(d)	1.72%	1.41%		1.39%	2.69	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85	%(d)	0.85%	0.85%		0.85%	0.85	%(d)
Ratio of net investment income to average net assets	1.86	%(d)	1.83%	1.10%		0.67%	0.57	%(d)
Portfolio turnover rate(e)	34%		74%	108%		126%	26%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

96 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund and ALPS |Smith Balanced Opportunity Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | Smith Total Return Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services -Investment Companies".

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by ALPS Advisors, Inc. (the "Adviser") as the valuation designee (the "Valuation Designee"), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Funds have odd lot pricing policies they employ to value odd lot securities.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Trust’s Board of Trustees (the “Board” or "Trustees") has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures utilized by the Valuation Designee. The fair valuation policies and procedures (“FV Procedures”) are utilized by the Valuation Designee for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Funds' Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

97 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2024:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Bank Loans	$–	$1,507,133	$–	$1,507,133
Collateralized Mortgage Obligations	–	357,610	–	357,610
Commercial Mortgage-Backed Securities	–	210,899	–	210,899
Mortgage-Backed Securities	–	4,921,837	–	4,921,837
Corporate Bonds	–	414,911,266	–	414,911,266
Government Bonds	–	148,105,198	–	148,105,198
Short Term Investments	545,959	–	–	545,959
Total	$545,959	$570,013,943	$–	$570,559,902

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Bank Loans	$–	$65,584,888	$–	$65,584,888
Collateralized Mortgage Obligations	–	266,656,640	–	266,656,640
Commercial Mortgage-Backed Securities	–	59,559,244	–	59,559,244
Mortgage-Backed Securities	–	441,419,352	–	441,419,352
Corporate Bonds	2,350,838	1,123,079,932	–	1,125,430,770
Government Bonds	–	826,439,307	–	826,439,307
Preferred Stock	12,764,762	50,305,812	–	63,070,574
Total	$15,115,600	$2,833,045,175	$–	$2,848,160,775

98 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Bank Loans	$–	$20,841,869	$–	$20,841,869
Collateralized Mortgage Obligations	–	7,803,967	–	7,803,967
Commercial Mortgage-Backed Securities	–	3,216,281	–	3,216,281
Mortgage-Backed Securities	–	3,771,385	–	3,771,385
Corporate Bonds	–	162,796,043	–	162,796,043
Exchange Traded Funds	1,655,709	–	–	1,655,709
Government Bonds	–	11,969,074	–	11,969,074
Preferred Stock	759,702	6,877,821	–	7,637,523
Short Term Investments	879,531	–	–	879,531
Total	$3,294,942	$217,276,440	$–	$220,571,382

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Bank Loans	$–	$21,100	$–	$21,100
Common Stocks(a)	15,809,126	–	–	15,809,126
Collateralized Mortgage Obligations	–	917,619	–	917,619
Commercial Mortgage-Backed Securities	–	17,680	–	17,680
Mortgage-Backed Securities	–	904,626	–	904,626
Corporate Bonds	8,344	3,434,624	–	3,442,968
Government Bonds	–	2,880,680	–	2,880,680
Preferred Stock	53,796	104,650	–	158,446
Short Term Investments	914,083	–	–	914,083
Total	$16,785,349	$8,280,979	$–	$25,066,328

(a)	For detailed descriptions of sector and/or industry, see the accompanying Statement of Investments.

For the six month period ended April 30, 2024, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends, if any, on a monthly basis and distributes capital gains, if any, annually. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

99 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2024.

The tax character of distributions paid by the Funds for the fiscal year ended October 31, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | Smith Short Duration Bond Fund	$25,706,335	$–
ALPS | Smith Total Return Bond Fund	82,393,989	–
ALPS | Smith Credit Opportunities Fund	12,125,733	–
ALPS | Smith Balanced Opportunity Fund	433,359	–

100 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2024, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Smith Short Duration Bond Fund	$624,106	$(4,649,885)	$(4,025,779)	$574,585,681
ALPS | Smith Total Return Bond Fund	5,859,393	(92,835,372)	(86,975,979)	2,935,136,754
ALPS | Smith Credit Opportunities Fund	3,234,155	(6,126,745)	(2,892,590)	223,463,972
ALPS | Smith Balanced Opportunity Fund	4,646,142	(650,044)	3,996,098	21,070,230

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six month period ended April 30, 2024 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$273,867,553	$255,246,911
ALPS | Smith Total Return Bond Fund	866,048,086	602,049,258
ALPS | Smith Credit Opportunities Fund	134,252,253	147,848,678
ALPS | Smith Balanced Opportunity Fund	4,655,224	3,753,783

Purchases and sales of U.S. Government Obligations during the six month period ended April 30, 2024 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Smith Short Duration Bond Fund	$223,958,037	$198,177,913
ALPS | Smith Total Return Bond Fund	1,304,008,861	1,094,142,210
ALPS | Smith Credit Opportunities Fund	83,381,741	83,438,882
ALPS | Smith Balanced Opportunity Fund	4,471,264	3,948,830

101 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

5. BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of capital stock were as follows:

	ALPS | Smith Short Duration Bond Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	387,823	977,756
Dividends reinvested	33,569	53,117
Shares redeemed	(302,759)	(1,205,712)
Net increase/(decrease) in shares outstanding	118,633	(174,839)
Class A
Shares sold	1,111,196	1,063,977
Dividends reinvested	21,317	29,516
Shares redeemed	(1,215,092)	(1,559,645)
Net decrease in shares outstanding	(82,579)	(466,152)
Class C
Shares sold	36,801	77,686
Dividends reinvested	2,079	5,259
Shares redeemed	(35,560)	(230,204)
Net increase/(decrease) in shares outstanding	3,320	(147,259)
Class I
Shares sold	13,641,702	37,464,088
Dividends reinvested	818,451	1,513,481
Shares redeemed	(18,389,593)	(53,924,320)
Net decrease in shares outstanding	(3,929,440)	(14,946,751)

	ALPS | Smith Total Return Bond Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	1,544,813	2,470,424
Dividends reinvested	66,671	62,940
Shares redeemed	(289,334)	(523,399)
Net increase in shares outstanding	1,322,150	2,009,965
Class A
Shares sold	2,390,319	1,426,220
Dividends reinvested	54,397	76,177
Shares redeemed	(1,003,582)	(760,795)
Net increase in shares outstanding	1,441,134	741,602
Class C
Shares sold	69,719	170,859
Dividends reinvested	7,070	12,339
Shares redeemed	(111,252)	(141,433)
Net increase/(decrease) in shares outstanding	(34,463)	41,765
Class I
Shares sold	104,702,800	143,800,894
Dividends reinvested	5,112,460	6,365,794
Shares redeemed	(67,921,335)	(69,853,996)
Net increase in shares outstanding	41,893,925	80,312,692

102 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

	ALPS | Smith Credit Opportunities Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	–	7,241
Dividends reinvested	986	4,600
Shares redeemed	(2,595)	(672,281)
Net decrease in shares outstanding	(1,609)	(660,440)
Class A
Shares sold	18,520	29,265
Dividends reinvested	493	1,306
Shares redeemed	(26,207)	(12,827)
Net increase/(decrease) in shares outstanding	(7,194)	17,744
Class C
Shares sold	–	2,964
Shares redeemed	–	(22,883)
Net decrease in shares outstanding	–	(19,919)
Class I
Shares sold	4,419,059	6,774,870
Dividends reinvested	587,261	1,041,005
Shares redeemed	(5,830,052)	(14,896,353)
Net decrease in shares outstanding	(823,732)	(7,080,478)

	ALPS | Smith Balanced Opportunity Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Investor Class
Shares sold	42	1,882
Dividends reinvested	41	210
Shares redeemed	(513)	(10,672)
Net decrease in shares outstanding	(430)	(8,580)
Class A
Shares sold	–	576
Dividends reinvested	–	10
Shares redeemed	–	(4,603)
Net decrease in shares outstanding	–	(4,017)
Class C
Dividends reinvested	1	8
Shares redeemed	–	(1,297)
Net increase/(decrease) in shares outstanding	1	(1,289)
Class I
Shares sold	337,180	598,629
Dividends reinvested	14,811	32,248
Shares redeemed	(184,346)	(1,292,168)
Net increase/(decrease) in shares outstanding	167,645	(661,291)

103 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Adviser has delegated daily management of the Funds listed below to Smith Capital Investors, LLC (the "Sub-Adviser"). The Sub-Adviser manages the investments of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay the Adviser an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Smith Short Duration Bond Fund	0.365%
ALPS | Smith Total Return Bond Fund	0.545%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Fund	0.70%

Pursuant to an Investment Sub-Advisory Agreement, the Adviser pays the Sub-Adviser of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. The Adviser is required to pay all fees due to each Sub-Adviser out of the management fee the Adviser receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Fund	All Asset Levels	0.37%

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six month period ended April 30, 2024 are disclosed on the Statements of Operations.

Fund*	Investor Class	Class A	Class C	Class I
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%
ALPS | Smith Total Return Bond Fund	0.59%	0.59%	0.59%	0.59%
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%
ALPS | Smith Balanced Opportunity Fund	0.85%	0.85%	0.85%	0.85%

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates.

104 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

The Adviser and the Sub-Adviser are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Funds are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the six month period ended April 30, 2024, the Adviser and the Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/2024	Expires 10/31/2025	Expires 10/31/2026	Expires 10/31/2027	Total
ALPS | Smith Short Duration Bond Fund - Investor Class	11,245	4,469	10,424	5,081	31,219
ALPS | Smith Short Duration Bond Fund - Class A	7,400	8,598	3,016	902	19,916
ALPS | Smith Short Duration Bond Fund - Class C	1,203	1,495	1,520	359	4,577
ALPS | Smith Short Duration Bond Fund - Class I	228,318	407,457	457,964	212,796	1,306,535

ALPS | Smith Total Return Bond Fund - Investor Class	1,867	3,056	8,817	12,107	25,847
ALPS | Smith Total Return Bond Fund - Class A	4,858	8,987	11,874	10,537	36,256
ALPS | Smith Total Return Bond Fund - Class C	3,063	3,783	3,350	2,316	12,512
ALPS | Smith Total Return Bond Fund - Class I	904,776	1,505,281	2,107,663	1,789,421	6,307,141

ALPS | Smith Credit Opportunities Fund - Investor Class	2,666	–	131	56	2,853
ALPS | Smith Credit Opportunities Fund - Class A	467	–	398	167	1,032
ALPS | Smith Credit Opportunities Fund - Class C	249	–	185	59	493
ALPS | Smith Credit Opportunities Fund - Class I	137,699	91,465	139,197	81,846	450,207

ALPS | Smith Balanced Opportunity Fund - Investor Class	1,076	3,187	5,043	2,314	11,620
ALPS | Smith Balanced Opportunity Fund - Class A	1,683	5,161	8,125	4,214	19,183
ALPS | Smith Balanced Opportunity Fund - Class C	839	2,577	4,092	2,105	9,613
ALPS | Smith Balanced Opportunity Fund - Class I	68,204	169,876	182,588	88,992	509,660

The Smith Funds did not recoup fees during the six month period ended April 30, 2024.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

The Funds have adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Class, Class A and Class C shares. The Plans allows each Fund to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of shareholder services to Investor Class, Class A and Class C shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A and Class C shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class and Class A shares and 0.75% of a Fund’s average daily net assets attributable to its Class C shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

105 | April 30, 2024

Notes to Financial Statements

April 30, 2024 (Unaudited)

Shareholder Services Plans

The Funds have adopted a shareholder services plan with respect to the Investor Class shares and Class A shares (the “Investor Class Shareholder Services Plan” and the “Class A Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan and Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class and Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six month period ended April 30, 2024 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Funds have adopted a shareholder services plan with respect to their Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Funds.

Fund Administrator

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administrative fees paid by the Funds for the six month period ended April 30, 2024 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six month period ended April 30, 2024, are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Portfolio's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

106 | April 30, 2024

Additional Information

April 30, 2024 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

107 | April 30, 2024

Liquidity Risk Management Program

April 30, 2024 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

108 | April 30, 2024

**Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.**

ALPS Portfolio Solutions Distributor, Inc., distributor.

SMT001224

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 14.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 8, 2024

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 8, 2024